UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-22311
Schwab Strategic Trust
(Exact name of registrant as specified in charter)
211 Main Street, San Francisco, California 94105
(Address of principal executive offices) (Zip code)
Marie Chandoha
Schwab Strategic Trust
211 Main Street, San Francisco, California 94105
(Name and address of agent for service)
Registrant’s telephone number, including area code: (415) 636-7000
Date of fiscal year end: August 31
Date of reporting period: August 31, 2012

Item 1:	Report(s) to Shareholders.

Annual report dated August 31, 2012, enclosed.

Schwab U.S. ETFs

Schwab U.S. Broad Market ETFtm

Schwab U.S. Large-Cap ETFtm

Schwab U.S. Large-Cap
Growth ETFtm

Schwab U.S. Large-Cap
Value ETFtm

Schwab U.S. Mid-Cap ETFtm

Schwab U.S. Small-Cap ETFtm

Schwab U.S. Dividend
Equity ETFtm

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Schwab U.S. ETFs

Annual Report
August 31, 2012

Schwab U.S. Broad Market ETFtm

Schwab U.S. Large-Cap ETFtm

Schwab U.S. Large-Cap
Growth ETFtm

Schwab U.S. Large-Cap
Value ETFtm

Schwab U.S. Mid-Cap ETFtm

Schwab U.S. Small-Cap ETFtm

Schwab U.S. Dividend
Equity ETFtm

This page is intentionally left blank.

In This Report

Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM).
Distributor: SEI Investments Distribution Co. (SIDCO).

The Sector/Industry classifications in this report use the Global Industry Classification Standard (GICS) which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s (S&P). GICS is a service mark of MSCI and S&P and has been licensed for use by Charles Schwab & Co., Inc. The Industry classifications used in the schedules of Portfolio Holdings are sub-categories of Sector classifications.

Performance at a Glance

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. To obtain performance information current to the most recent month end, please visit www.schwabetfs.com.

Total Return for
the Report Period*

Schwab U.S. Broad Market ETFtm (Ticker Symbol: SCHB)

NAV Return[1]	17.07%
Market Price Return[1]	17.27%
Dow Jones U.S. Broad Stock Market IndexSM	17.13%
ETF Category: Morningstar Large Blend[2]	16.17%

Performance Details	pages 6-7

Schwab U.S. Large-Cap ETFtm (Ticker Symbol: SCHX)

NAV Return[1]	17.36%
Market Price Return[1]	17.32%
Dow Jones U.S. Large-Cap Total Stock Market IndexSM	17.44%
ETF Category: Morningstar Large Blend[2]	16.17%

Performance Details	pages 8-9

Schwab U.S. Large-Cap Growth ETFtm (Ticker Symbol: SCHG)

NAV Return[1]	16.96%
Market Price Return[1]	17.06%
Dow Jones U.S. Large-Cap Growth Total Stock Market IndexSM	17.11%
ETF Category: Morningstar Large Growth[2]	16.19%

Performance Details	pages 10-11

Schwab U.S. Large-Cap Value ETFtm (Ticker Symbol: SCHV)

NAV Return[1]	17.53%
Market Price Return[1]	17.66%
Dow Jones U.S. Large-Cap Value Total Stock Market IndexSM	17.73%
ETF Category: Morningstar Large Value[2]	16.79%

Performance Details	pages 12-13

Schwab U.S. Mid-Cap ETFtm (Ticker Symbol: SCHM)

NAV Return[1]	13.32%
Market Price Return[1]	13.31%
Dow Jones U.S. Mid-Cap Total Stock Market IndexSM	13.45%
ETF Category: Morningstar Mid-Cap Blend[2]	12.47%

Performance Details	pages 14-15

Schwab U.S. Small-Cap ETFtm (Ticker Symbol: SCHA)

NAV Return[1]	14.52%
Market Price Return[1]	14.48%
Dow Jones U.S. Small-Cap Total Stock Market IndexSM	14.54%
ETF Category: Morningstar Small Blend[2]	14.16%

Performance Details	pages 16-17

Schwab U.S. Dividend Equity ETFtm** (Ticker Symbol: SCHD)

NAV Return[1]	16.83%
Market Price Return[1]	16.95%
Dow Jones U.S. Dividend 100 IndexSM	17.09%
ETF Category: Morningstar Large Blend[2]	16.41%

Performance Details	pages 18-19

All fund and index figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

Investment returns will fluctuate and are subject to market volatility, so that an investor’s shares, when redeemed or sold, may be worth more or less than their original cost. Unlike mutual funds, shares of ETFs are not individually redeemable directly with the ETF. Shares are bought and sold at market price (not NAV). Brokerage commissions will reduce returns.

Index ownership—“Standard & Poor’s” and “S&P” are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and “Dow Jones” is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”) and have been licensed for use by S&P Dow Jones Indices LLC and its affiliates and sublicensed for certain purposes by Charles Schwab Investment Management, Inc. (CSIM). The Dow Jones Indexes are a product of S&P Dow Jones Indices LLC or its affiliates, and have been licensed for use by CSIM. The Schwab U.S. ETFs, based on their respective Dow Jones Indexes, are not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P, or their respective affiliates and neither S&P Dow Jones Indices LLC, Dow Jones, S&P, nor their respective affiliates make any representation regarding the advisability of investing in such product.

*	The report period covers the 12 months beginning September 1, 2011 through August 31, 2012, except where noted.
**	Total returns are since inception date of 10/20/11. Inception represents the date that the shares began trading in the secondary market. The fund’s total return may differ from the return disclosed in the Financial Highlights, as the total return in the Financial Highlights is calculated from the commencement of operations date which is the first day the NAV was determined.
[1]	The fund’s per share net asset value (“NAV”) is the value of one share of the fund. NAV is calculated by taking the fund’s total assets (including the market value of securities owned), subtracting liabilities, and dividing by the number of shares outstanding. The NAV Return is based on the NAV of the fund, and the Market Price Return is based on the market price per share of the fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the fund are listed for trading, as of the time that the fund’s NAV is calculated. NAV is used as a proxy for purposes of calculating Market Price Return on inception date. Market Price and NAV returns assume that dividends and capital gain distributions have been reinvested in the fund at Market Price and NAV, respectively.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all passively- and actively-managed ETFs within the category as of the report date.

2 Schwab U.S. ETFs

From the President

Marie Chandoha is President and CEO of Charles Schwab Investment Management, Inc. and the funds covered in this report.

Dear Shareholder,

As President and CEO of Charles Schwab Investment Management, Inc., I’d like to thank you for trusting us to help you meet your investment objectives, and for reading this important report concerning the Schwab U.S. ETFs. In spite of muted economic growth and international headwinds during the 12 months ended August 31, 2012, U.S. stocks generated double-digit returns, supported by intermittent signs of progress in Europe and active efforts by the Federal Reserve (Fed) to support a faster economic recovery.

U.S. economic growth slowed over the period, while the euro zone’s credit crisis continued, and corporate profits generally rose. The U.S. unemployment rate remained stubbornly high, finishing at 8.1% in August, and economic activity tapered off after the final quarter of 2011. Focused on propping up the U.S. economy, the Fed kept short-term interest rates historically low and implemented a variety of monetary policies. Companies generally grew their earnings faster than estimates, even as conditions proved less promising than had been hoped as 2011 wound to a close.

Shares of large-cap companies solidly outperformed shares of mid- and small-cap firms for the 12 months. Illustrating the performance of large-, mid-, and small-cap stocks, the Dow Jones U.S. Large-Cap Total Stock Market Index returned 17.4%, handily outpacing the 13.5% return of the Dow Jones U.S. Mid-Cap Total Stock Market Index, and 14.5% return of the Dow Jones U.S. Small-Cap Total Stock Market Index. Value-oriented stocks modestly outperformed growth shares for the report period, a trend that generally reversed in 2012 as Europe’s crisis began to seem more manageable.

 Asset Class Performance Comparison % returns during the report period

This graph compares the performance of various asset classes during the report period. Final performance figures for the period are in the key below.

18.00%	S&P 500® Index: measures U.S. large-cap stocks

13.40%	Russell 2000® Index: measures U.S. small-cap stocks

0.47%	MSCI EAFE® Index: measures (in U.S. dollars) large-cap stocks in Europe, Australasia and the Far East

5.78%	Barclays U.S. Aggregate Bond Index: measures the U.S. bond market

0.05%	Three-Month U.S. Treasury Bills (T-bills): measures short-term U.S. Treasury obligations

These figures assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and you cannot invest in them directly. Remember that past performance is not an indication of future results.

Data source: Index provider websites and Charles Schwab Investment Management, Inc.

Nothing in this report represents a recommendation of a security by the investment adviser.

Manager views and portfolio holdings may have changed since the report date.

Schwab U.S. ETFs 3

From the President continued

In spite of muted economic growth and international headwinds during the 12 months ended August 31, 2012, U.S. stocks generated double-digit returns.

Thank you for investing in the Schwab U.S. ETFs. As you may be aware, we recently announced that effective September 20, 2012, we reduced the operating expense ratios (OERs) on our entire suite of ETFs. As a result, Schwab ETFs now have some of the lowest OERs in their respective Lipper categories.*

We encourage you to review your investment portfolio regularly to ensure that it meets your current financial plan. For answers to frequently asked questions or for more information about the Schwab U.S. ETFs, please visit www.schwabetfs.com. We are also happy to hear from you at 1-800-435-4000.

Sincerely,

Indices are unmanaged, do not incur management fees, costs and expenses, and cannot be invested in directly. Index return figures assume dividends and distributions were reinvested.

*	This claim is based on expense ratio data comparisons between Schwab and non-Schwab ETFs in their respective Lipper categories. Expense ratio data for non-Schwab ETFs were obtained from the funds’ prospectuses as of 9/4/12. Expense ratio data for Schwab ETFstm are as of 9/20/12. ETFs in the same Lipper category may track different indexes, have differences in holdings, and show different performances. Expense ratios are subject to change. Information has been sourced from Lipper, a Thomson Reuters Company (“Lipper Content”). All such information is protected by copyright: © 2012 THOMSON REUTERS. All rights reserved.

4 Schwab U.S. ETFs

Fund Management

Agnes Hong, CFA, a managing director and portfolio manager of the investment adviser, has day-to-day responsibility for the co-management of the funds. Prior to joining the firm in September 2009, she worked for five years as a portfolio manager for a major asset management firm. Prior to that, she worked in strategy and management consulting for five years. In addition, she also worked as a senior product manager servicing global financial services clients.

Ferian Juwono, CFA, a managing director and portfolio manager of the investment adviser, has day-to-day responsibility for the co-management of the funds. Prior to joining the firm in May 2010, he was a portfolio manager at a major asset management firm for three years. Before that position, he was a senior business analyst at a major financial firm for nearly two years. In addition, he was a senior financial analyst at a regional banking firm for four years.

Schwab U.S. ETFs 5

Schwab U.S. Broad Market ETF™

The Schwab U.S. Broad Market ETF (the fund) seeks to track as closely as possible, before fees and expenses, the total return of the Dow Jones U.S. Broad Stock Market IndexSM (the index). The index includes the largest 2,500 publicly traded U.S. companies for which pricing information is readily available. The index is a float-adjusted market capitalization-weighted index that reflects the shares of securities actually available to investors in the marketplace. The fund invests in a representative sample of securities included in the index that collectively has a similar investment profile to the index. Due to the use of representative sampling, the fund may not hold all of the securities in the index.

During the 12-month period that ended August 31, 2012, the fund closely tracked the index. The fund’s market price return was 17.27% and its NAV return was 17.07% (for an explanation of the market price and NAV returns, please refer to footnote 2 on the following page). The index returned 17.13% during the same period. Because the return of the index does not include operational and transactional costs, the return of the fund tends to differ from that of the index.

Market Highlights. U.S. stocks overcame global headwinds to generate impressive returns for the 12-month report period, with all sectors of the index registering gains. Equities started out on rocky footing, as the euro zone’s sovereign debt crisis and a subsequent sharp increase in financial market volatility pushed investors toward U.S. Treasuries and other perceived safe havens. As meaningful progress in Europe emerged and the Federal Reserve continued to support an economic recovery in the U.S., investors shifted into potentially higher-yielding assets like stocks. This helped pave the way for a remarkable overall rally by equities—particularly during the fourth quarter of 2011 and first quarter of 2012—in spite of intermittent performance swings.

Contributors and Detractors. The Information Technology sector was the biggest contributor to the index’s return, and to the return of the fund. The large average weight of this sector reflected part of the reason for this contribution, with Information Technology stocks comprising more than 19% of the fund. Information Technology stocks returned nearly 24%. One example from this sector was Apple, which designs, manufactures, and markets personal computing and mobile communication devices. The fund’s Apple holdings surged nearly 74% over the 12 months as the underlying company enjoyed robust product sales and corresponding revenue growth.

The Consumer Discretionary sector, which represented an average weight of nearly 12% of the index and fund, also provided meaningful contributions. The fund’s Consumer Discretionary stocks returned approximately 22%, reflecting the overall performance of companies involved in retailing, consumer services, media, and other activities. One example from this sector was Home Depot. The fund’s Home Depot holdings surged approximately 74%, as the global home-improvement chain benefited from factors such as impressive operational results amid emerging signs of a turnaround in the U.S. housing sector.

The Materials sector generated positive returns for the index and fund, but was one of the weakest contributors due to the sector’s performance compared with other sectors. The Materials sector represented an average weight of approximately 4% of the fund, and returned approximately 5%. One example from this sector was Praxair, which distributes, sells, and produces atmospheric gasses. The fund’s Praxair holdings returned approximately 9%, as the underlying company experienced slowing demand for industrial gas in Europe and some emerging markets.

As of 08/31/12:

 Statistics

Number of Holdings	1,834
Weighted Average Market Cap ($ x 1,000,000)	$97,006
Price/Earnings Ratio (P/E)	16.9
Price/Book Ratio (P/B)	2.2
Portfolio Turnover Rate[1]	5%

 Sector Weightings % of Investments

Information Technology	19.5%
Financials	15.8%
Consumer Discretionary	12.1%
Health Care	11.6%
Industrials	10.6%
Energy	10.3%
Consumer Staples	9.8%
Materials	3.8%
Utilities	3.6%
Telecommunication Services	2.8%
Other	0.1%
Total	100.0%

 Top Equity Holdings % of Net Assets2

Apple, Inc.	4.1%
Exxon Mobil Corp.	2.7%
Microsoft Corp.	1.5%
Chevron Corp.	1.5%
General Electric Co.	1.4%
AT&T, Inc.	1.4%
International Business Machines Corp.	1.4%
Johnson & Johnson	1.2%
The Procter & Gamble Co.	1.2%
Pfizer, Inc.	1.2%
Total	17.6%

Manager views and portfolio holdings may have changed since the report date.

An index is a statistical composite of a specified financial market or sector. Unlike the fund, an index does not actually hold a portfolio of securities and its return is not inclusive of operational and transaction costs incurred by the fund.

Investment returns will fluctuate and are subject to market volatility, so that an investor’s shares, when redeemed or sold, may be worth more or less than their original cost. Unlike mutual funds, shares of ETFs are not individually redeemable directly with the ETF.

Source of Sector Classification: S&P and MSCI.

[1]	Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.
[2]	This list is not a recommendation of any security by the investment adviser.

6 Schwab U.S. ETFs

 Schwab U.S. Broad Market ETFtm

Performance and Fund Facts as of 08/31/12

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. To obtain performance information current to the most recent month end, please visit www.schwabetfs.com.

November 3, 2009 – August 31, 2012
Performance of Hypothetical
$10,000 Investment1

 Average Annual Total Returns1

Fund and Inception Date	1 Year	Since Inception*

Fund: Schwab U.S. Broad Market ETFtm (11/3/09)
NAV Return[2]	17.07%	14.05%
Market Price Return[2]	17.27%	14.06%
Dow Jones U.S. Broad Stock Market IndexSM	17.13%	14.13%
ETF Category: Morningstar Large Blend[3]	16.17%	13.01%

Fund Expense Ratio4: 0.06%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

Index ownership—“Standard & Poor’s” and “S&P” are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and “Dow Jones” is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”) and have been licensed for use by S&P Dow Jones Indices LLC and its affiliates and sublicensed for certain purposes by Charles Schwab Investment Management, Inc. (CSIM). The “Dow Jones U.S. Broad Stock Market Index” is a product of S&P Dow Jones Indices LLC or its affiliates, and has been licensed for use by CSIM. The Schwab U.S. Broad Market ETF is not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P, or their respective affiliates and neither S&P Dow Jones Indices LLC, Dow Jones, S&P, nor their respective affiliates make any representation regarding the advisability of investing in such product.

*	Inception represents the date that the shares began trading in the secondary market.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
[2]	The fund’s per share net asset value (“NAV”) is the value of one share of the fund. NAV is calculated by taking the fund’s total assets (including the market value of securities owned), subtracting liabilities, and dividing by the number of shares outstanding. The NAV Return is based on the NAV of the fund, and the Market Price Return is based on the market price per share of the fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the fund are listed for trading, as of the time that the fund’s NAV is calculated. NAV is used as a proxy for purposes of calculating Market Price Return on inception date. Market Price and NAV returns assume that dividends and capital gain distributions have been reinvested in the fund at Market Price and NAV, respectively.
[3]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all passively- and actively-managed ETFs within the category as of the report date.
[4]	As stated in the prospectus dated December 17, 2011. Effective September 20, 2012, the management fee was reduced to 0.04%. For more information, see financial note 4 or refer to the prospectus supplement dated September 20, 2012.

Schwab U.S. ETFs 7

Schwab U.S. Large-Cap ETF™

The Schwab U.S. Large-Cap ETF (the fund) seeks to track as closely as possible, before fees and expenses, the total return of the Dow Jones U.S. Large-Cap Total Stock Market IndexSM (the index). The index includes the large-cap portion of the Dow Jones U.S. Total Stock Market IndexSM actually available to investors in the marketplace. The Dow Jones U.S. Large-Cap Total Stock Market IndexSM includes the components ranked 1-750 by full market capitalization. The fund will generally give the same weight to a given stock as does the index.

During the 12-month period that ended August 31, 2012, the fund closely tracked the index. The fund’s market price return was 17.32% and its NAV return was 17.36% (for an explanation of the market price and NAV returns, please refer to footnote 2 on the following page). The index returned 17.44% during the same period. Because the return of the index does not include operational and transactional costs, the return of the fund tends to differ from that of the index.

Market Highlights. U.S. large-cap stocks overcame global headwinds to generate impressive returns for the 12-month report period, with all sectors of the index registering gains. Equities started out on rocky footing, as the euro zone’s sovereign debt crisis and a correspondingly sharp increase in financial market volatility pushed investors toward U.S. Treasuries and other perceived safe havens. As meaningful progress in Europe emerged and as the Federal Reserve continued to support an economic recovery in the U.S., investors shifted to potentially higher-yielding assets like stocks. This helped pave the way for a remarkable overall rally by equities—particularly during the fourth quarter of 2011 and first quarter of 2012—in spite of intermittent performance swings, while earnings for large-cap U.S. companies generally rose.

Contributors and Detractors. The Information Technology sector was the biggest contributor to the index’s return, and to the return of the fund. The large average weight of this sector reflected part of the reason for this contribution, with Information Technology stocks comprising more than 19% of the fund. Information Technology stocks returned roughly 25%. One example from this sector was Apple, which designs, manufactures, and markets personal computing and mobile communication devices. The fund’s Apple holdings surged nearly 74% over the 12 months as the underlying company enjoyed robust product sales and corresponding revenue growth.

Consumer Discretionary stocks, which represented an average weight of approximately 12% of the index and fund, also provided meaningful contributions. The fund’s Consumer Discretionary holdings returned approximately 22%, reflecting the overall performance of companies involved in retailing, consumer services, media, and other activities. Shares of Home Depot provided one example of this sector’s performance. The fund’s Home Depot holdings surged approximately 74%, as the global home-improvement chain benefited from factors such as respectable operational results amid emerging signs of a turnaround in the U.S. housing sector.

The Materials sector generated positive returns for the index and fund, but was one of the weakest contributors due to the sector’s performance compared with other sectors. The Materials sector represented an average weight of approximately 4% of the fund, and returned approximately 4%. One example from this sector was Praxair, which distributes, sells, and produces atmospheric gasses. The fund’s Praxair holdings returned approximately 9%, as the underlying company experienced slowing demand for industrial gas in Europe and some emerging markets.

As of 08/31/12:

 Statistics

Number of Holdings	752
Weighted Average Market Cap ($ x 1,000,000)	$108,017
Price/Earnings Ratio (P/E)	16.1
Price/Book Ratio (P/B)	2.2
Portfolio Turnover Rate[1]	4%

 Sector Weightings % of Investments

Information Technology	19.9%
Financials	15.0%
Consumer Discretionary	11.9%
Health Care	11.5%
Energy	10.8%
Consumer Staples	10.6%
Industrials	9.9%
Materials	3.7%
Utilities	3.6%
Telecommunication Services	3.1%
Total	100.0%

 Top Equity Holdings % of Net Assets2

Apple, Inc.	4.5%
Exxon Mobil Corp.	3.0%
Microsoft Corp.	1.7%
Chevron Corp.	1.6%
General Electric Co.	1.6%
AT&T, Inc.	1.6%
International Business Machines Corp.	1.6%
The Procter & Gamble Co.	1.4%
Johnson & Johnson	1.3%
Pfizer, Inc.	1.3%
Total	19.6%

Manager views and portfolio holdings may have changed since the report date.

An index is a statistical composite of a specified financial market or sector. Unlike the fund, an index does not actually hold a portfolio of securities and its return is not inclusive of operational and transaction costs incurred by the fund.

Investment returns will fluctuate and are subject to market volatility, so that an investor’s shares, when redeemed or sold, may be worth more or less than their original cost. Unlike mutual funds, shares of ETFs are not individually redeemable directly with the ETF.

Source of Sector Classification: S&P and MSCI.

[1]	Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.
[2]	This list is not a recommendation of any security by the investment adviser.

8 Schwab U.S. ETFs

 Schwab U.S. Large-Cap ETFtm

Performance and Fund Facts as of 08/31/12

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. To obtain performance information current to the most recent month end, please visit www.schwabetfs.com.

November 3, 2009 – August 31, 2012
Performance of Hypothetical
$10,000 Investment1

 Average Annual Total Returns1

Fund and Inception Date	1 Year	Since Inception*

Fund: Schwab U.S. Large-Cap ETFtm (11/3/09)
NAV Return[2]	17.36%	13.61%
Market Price Return[2]	17.32%	13.61%
Dow Jones U.S. Large-Cap Total Stock Market IndexSM	17.44%	13.74%
ETF Category: Morningstar Large Blend[3]	16.17%	13.01%

Fund Expense Ratio4: 0.08%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

Index ownership—“Standard & Poor’s” and “S&P” are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and “Dow Jones” is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”) and have been licensed for use by S&P Dow Jones Indices LLC and its affiliates and sublicensed for certain purposes by Charles Schwab Investment Management, Inc. (CSIM). The “Dow Jones U.S. Large-Cap Total Stock Market Index” is a product of S&P Dow Jones Indices LLC or its affiliates, and has been licensed for use by CSIM. The Schwab U.S. Large-Cap ETF is not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P, or their respective affiliates and neither S&P Dow Jones Indices LLC, Dow Jones, S&P, nor their respective affiliates make any representation regarding the advisability of investing in such product.

*	Inception represents the date that the shares began trading in the secondary market.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
[2]	The fund’s per share net asset value (“NAV”) is the value of one share of the fund. NAV is calculated by taking the fund’s total assets (including the market value of securities owned), subtracting liabilities, and dividing by the number of shares outstanding. The NAV Return is based on the NAV of the fund, and the Market Price Return is based on the market price per share of the fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the fund are listed for trading, as of the time that the fund’s NAV is calculated. NAV is used as a proxy for purposes of calculating Market Price Return on inception date. Market Price and NAV returns assume that dividends and capital gain distributions have been reinvested in the fund at Market Price and NAV, respectively.
[3]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all passively- and actively-managed ETFs within the category as of the report date.
[4]	As stated in the prospectus dated December 17, 2011. Effective September 20, 2012, the management fee was reduced to 0.04%. For more information, see financial note 4 or refer to the prospectus supplement dated September 20, 2012.

Schwab U.S. ETFs 9

Schwab U.S. Large-Cap Growth ETF™

The Schwab U.S. Large-Cap Growth ETF (the fund) seeks to track as closely as possible, before fees and expenses, the total return of the Dow Jones U.S. Large-Cap Growth Total Stock Market IndexSM (the index). The index includes the large-cap growth portion of the Dow Jones U.S. Total Stock Market IndexSM actually available to investors in the marketplace. The Dow Jones U.S. Large-Cap Growth Total Stock Market IndexSM includes the components ranked 1-750 by full market capitalization and that are classified as “growth” based on a number of factors. The fund will generally give the same weight to a given stock as does the index.

During the 12-month period that ended August 31, 2012, the fund closely tracked the index. The fund’s market price return was 17.06% and its NAV return was 16.96% (for an explanation of the market price and NAV returns, please refer to footnote 2 on the following page). The index returned 17.11% during the same period. Because the return of the index does not include operational and transactional costs, the return of the fund tends to differ from that of the index.

Market Highlights. U.S. large-cap stocks overcame global headwinds to generate impressive returns for the 12-month report period, with nine out of the index’s 10 sectors registering gains. Equities started out on rocky footing, as the euro zone’s sovereign debt crisis and a correspondingly sharp increase in financial market volatility pushed investors toward U.S. Treasuries and other perceived safe havens. As meaningful progress in Europe emerged and as the Federal Reserve continued to support an economic recovery in the U.S., investors shifted to potentially higher-yielding assets like stocks. This helped pave the way for a remarkable overall rally by equities—particularly during the fourth quarter of 2011 and first quarter of 2012—in spite of intermittent performance swings, while earnings for large-cap U.S. companies generally rose.

Contributors and Detractors. The Information Technology sector was the biggest contributor to the index’s return, and to the return of the fund. The large average weight of this sector reflected part of the reason for this contribution, with Information Technology stocks comprising more than 30% of the fund. Information Technology stocks returned roughly 27%. One example from this sector was Apple, which designs, manufactures, and markets personal computing and mobile communication devices. The fund’s Apple holdings surged nearly 74% over the 12 months as the underlying company enjoyed robust product sales and corresponding revenue growth.

Consumer Discretionary stocks, which represented an average weight of approximately 14% of the index and fund, also provided meaningful contributions. The fund’s Consumer Discretionary holdings returned approximately 20%, reflecting the overall performance of companies involved in retailing, consumer services, media, and other activities. Comcast Corp. provided one example of this sector’s performance. The fund’s Comcast holdings surged approximately 59%, as the high-speed Internet, phone service, and video provider benefited from factors such as an impressive cash-flow stream and cable segment growth.

The Energy sector was the only sector to generate losses for the index and fund. This sector represented an average weight of almost 10% of the fund. Energy stocks returned approximately -5% for the fund as global economic growth remained disappointing, and corresponding demand for energy resources was limited. Schlumberger, an oil-services company, provided one example from the Energy sector. The fund’s Schlumberger holdings returned approximately -6%.

As of 08/31/12:

 Statistics

Number of Holdings	427
Weighted Average Market Cap ($ x 1,000,000)	$109,307
Price/Earnings Ratio (P/E)	18.7
Price/Book Ratio (P/B)	3.1
Portfolio Turnover Rate[1]	8%

 Sector Weightings % of Investments

Information Technology	31.7%
Consumer Discretionary	14.0%
Health Care	11.9%
Industrials	10.9%
Energy	8.9%
Financials	8.9%
Consumer Staples	8.0%
Materials	4.7%
Telecommunication Services	0.5%
Utilities	0.5%
Total	100.0%

 Top Equity Holdings % of Net Assets2

Apple, Inc.	9.2%
Microsoft Corp.	3.4%
Google, Inc., Class A	2.6%
Berkshire Hathaway, Inc., Class B	2.4%
Wal-Mart Stores, Inc.	1.9%
Oracle Corp.	1.8%
PepsiCo, Inc.	1.7%
QUALCOMM, Inc.	1.6%
Cisco Systems, Inc.	1.5%
Schlumberger Ltd.	1.4%
Total	27.5%

Manager views and portfolio holdings may have changed since the report date.

An index is a statistical composite of a specified financial market or sector. Unlike the fund, an index does not actually hold a portfolio of securities and its return is not inclusive of operational and transaction costs incurred by the fund.

Investment returns will fluctuate and are subject to market volatility, so that an investor’s shares, when redeemed or sold, may be worth more or less than their original cost. Unlike mutual funds, shares of ETFs are not individually redeemable directly with the ETF.

Source of Sector Classification: S&P and MSCI.

[1]	Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.
[2]	This list is not a recommendation of any security by the investment adviser.

10 Schwab U.S. ETFs

 Schwab U.S. Large-Cap Growth ETFtm

Performance and Fund Facts as of 08/31/12

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. To obtain performance information current to the most recent month end, please visit www.schwabetfs.com.

December 11, 2009 – August 31, 2012
Performance of Hypothetical
$10,000 Investment1

 Average Annual Total Returns1

Fund and Inception Date	1 Year	Since Inception*

Fund: Schwab U.S. Large-Cap Growth ETFtm (12/11/09)
NAV Return[2]	16.96%	12.47%
Market Price Return[2]	17.06%	12.51%
Dow Jones U.S. Large-Cap Growth Total Stock Market IndexSM	17.11%	12.63%
ETF Category: Morningstar Large Growth[3]	16.19%	12.74%

Fund Expense Ratio4: 0.13%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

Index ownership—“Standard & Poor’s” and “S&P” are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and “Dow Jones” is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”) and have been licensed for use by S&P Dow Jones Indices LLC and its affiliates and sublicensed for certain purposes by Charles Schwab Investment Management, Inc. (CSIM). The “Dow Jones U.S. Large-Cap Growth Total Stock Market Index” is a product of S&P Dow Jones Indices LLC or its affiliates, and has been licensed for use by CSIM. The Schwab U.S. Large-Cap Growth ETF is not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P, or their respective affiliates and neither S&P Dow Jones Indices LLC, Dow Jones, S&P, nor their respective affiliates make any representation regarding the advisability of investing in such product.

*	Inception represents the date that the shares began trading in the secondary market.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
[2]	The fund’s per share net asset value (“NAV”) is the value of one share of the fund. NAV is calculated by taking the fund’s total assets (including the market value of securities owned), subtracting liabilities, and dividing by the number of shares outstanding. The NAV Return is based on the NAV of the fund, and the Market Price Return is based on the market price per share of the fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the fund are listed for trading, as of the time that the fund’s NAV is calculated. NAV is used as a proxy for purposes of calculating Market Price Return on inception date. Market Price and NAV returns assume that dividends and capital gain distributions have been reinvested in the fund at Market Price and NAV, respectively.
[3]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all passively- and actively-managed ETFs within the category as of the report date.
[4]	As stated in the prospectus dated December 17, 2011. Effective September 20, 2012, the management fee was reduced to 0.07%. For more information, see financial note 4 or refer to the prospectus supplement dated September 20, 2012.

Schwab U.S. ETFs 11

Schwab U.S. Large-Cap Value ETF™

The Schwab U.S. Large-Cap Value ETF (the fund) seeks to track as closely as possible, before fees and expenses, the total return of the Dow Jones U.S. Large-Cap Value Total Stock Market IndexSM (the index). The index includes the large-cap value portion of the Dow Jones U.S. Total Stock Market IndexSM actually available to investors in the marketplace. The Dow Jones U.S. Large-Cap Value Total Stock Market IndexSM includes the components ranked 1-750 by full market capitalization and that are classified as “value” based on a number of factors. The fund will generally give the same weight to a given stock as does the index.

During the 12-month period that ended August 31, 2012, the fund closely tracked the index. The fund’s market price return was 17.66% and its NAV return was 17.53% (for an explanation of the market price and NAV returns, please refer to footnote 2 on the following page). The index returned 17.73% during the same period. Because the return of the index does not include operational and transactional costs, the return of the fund tends to differ from that of the index.

Market Highlights. U.S. large-cap stocks overcame global headwinds to generate impressive returns for the 12-month report period, with all sectors of the index registering gains. Equities started out on rocky footing, as the euro zone’s sovereign debt crisis and a correspondingly sharp increase in financial market volatility pushed investors toward U.S. Treasuries and other perceived safe havens. As meaningful progress in Europe emerged and as the Federal Reserve continued to support an economic recovery in the U.S., investors shifted to potentially higher-yielding assets like stocks. This helped pave the way for a remarkable overall rally by equities—particularly during the fourth quarter of 2011 and first quarter of 2012—in spite of intermittent performance swings, while earnings for large-cap U.S. companies generally rose.

Contributors and Detractors. The Financials sector was the biggest contributor to the index’s return, and to the return of the fund. The large average weight of this sector reflected part of the reason for this contribution, with Financials stocks comprising nearly 21% of the fund. Financials stocks returned roughly 15% for the report period. The fund’s Wells Fargo shares provided one example of this sector’s performance, rising nearly 34% as the diversified financial services company benefited from factors such as an improving mortgage-origination business and investment-banking fee growth.

Consumer Discretionary stocks, which represented an average weight of approximately 9% of the index and fund, also provided meaningful contributions. The fund’s Consumer Discretionary stocks returned approximately 25%, reflecting the overall performance of companies involved in retailing, consumer services, media, and other activities. Home Depot provided one example of this sector’s performance. The fund’s Home Depot holdings surged approximately 74%, as the global home-improvement chain benefited from factors such as respectable operational results amid emerging signs of a turnaround in the U.S. housing sector.

The Materials sector generated positive returns for the index and fund, but was one of the weakest contributors due to the sector’s performance compared with other sectors. The Materials sector represented an average weight of approximately 3% of the fund, and returned roughly 10%. Dow Chemical provided one example of this sector’s performance. The fund’s Dow Chemical holdings returned roughly 7% as the diversified, globally present chemical company experienced slowing business trends amid lackluster economic fundamentals around the world.

As of 08/31/12:

 Statistics

Number of Holdings	326
Weighted Average Market Cap ($ x 1,000,000)	$106,857
Price/Earnings Ratio (P/E)	14.3
Price/Book Ratio (P/B)	1.8
Portfolio Turnover Rate[1]	8%

 Sector Weightings % of Investments

Financials	20.8%
Consumer Staples	12.9%
Energy	12.6%
Health Care	11.1%
Consumer Discretionary	9.8%
Industrials	9.0%
Information Technology	8.6%
Utilities	6.7%
Telecommunication Services	5.6%
Materials	2.7%
Other	0.2%
Total	100.0%

 Top Equity Holdings % of Net Assets2

Exxon Mobil Corp.	5.8%
Chevron Corp.	3.1%
General Electric Co.	3.1%
AT&T, Inc.	3.0%
International Business Machines Corp.	3.0%
The Procter & Gamble Co.	2.6%
Johnson & Johnson	2.6%
Pfizer, Inc.	2.5%
Wells Fargo & Co.	2.4%
The Coca-Cola Co.	2.2%
Total	30.3%

Manager views and portfolio holdings may have changed since the report date.

An index is a statistical composite of a specified financial market or sector. Unlike the fund, an index does not actually hold a portfolio of securities and its return is not inclusive of operational and transaction costs incurred by the fund.

Investment returns will fluctuate and are subject to market volatility, so that an investor’s shares, when redeemed or sold, may be worth more or less than their original cost. Unlike mutual funds, shares of ETFs are not individually redeemable directly with the ETF.

Source of Sector Classification: S&P and MSCI.

[1]	Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.
[2]	This list is not a recommendation of any security by the investment adviser.

12 Schwab U.S. ETFs

 Schwab U.S. Large-Cap Value ETFtm

Performance and Fund Facts as of 08/31/12

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. To obtain performance information current to the most recent month end, please visit www.schwabetfs.com.

December 11, 2009 – August 31, 2012
Performance of Hypothetical
$10,000 Investment1

 Average Annual Total Returns1

Fund and Inception Date	1 Year	Since Inception*

Fund: Schwab U.S. Large-Cap Value ETFtm (12/11/09)
NAV Return[2]	17.53%	10.91%
Market Price Return[2]	17.66%	10.91%
Dow Jones U.S. Large-Cap Value Total Stock Market IndexSM	17.73%	11.13%
ETF Category: Morningstar Large Value[3]	16.79%	11.64%

Fund Expense Ratio4: 0.13%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

Index ownership—“Standard & Poor’s” and “S&P” are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and “Dow Jones” is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”) and have been licensed for use by S&P Dow Jones Indices LLC and its affiliates and sublicensed for certain purposes by Charles Schwab Investment Management, Inc. (CSIM). The “Dow Jones U.S. Large-Cap Value Total Stock Market Index” is a product of S&P Dow Jones Indices LLC or its affiliates, and has been licensed for use by CSIM. The Schwab U.S. Large-Cap Value ETF is not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P, or their respective affiliates and neither S&P Dow Jones Indices LLC, Dow Jones, S&P, nor their respective affiliates make any representation regarding the advisability of investing in such product.

*	Inception represents the date that the shares began trading in the secondary market.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
[2]	The fund’s per share net asset value (“NAV”) is the value of one share of the fund. NAV is calculated by taking the fund’s total assets (including the market value of securities owned), subtracting liabilities, and dividing by the number of shares outstanding. The NAV Return is based on the NAV of the fund, and the Market Price Return is based on the market price per share of the fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the fund are listed for trading, as of the time that the fund’s NAV is calculated. NAV is used as a proxy for purposes of calculating Market Price Return on inception date. Market Price and NAV returns assume that dividends and capital gain distributions have been reinvested in the fund at Market Price and NAV, respectively.
[3]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all passively- and actively-managed ETFs within the category as of the report date.
[4]	As stated in the prospectus dated December 17, 2011. Effective September 20, 2012, the management fee was reduced to 0.07%. For more information, see financial note 4 or refer to the prospectus supplement dated September 20, 2012.

Schwab U.S. ETFs 13

Schwab U.S. Mid-Cap ETF™

The Schwab U.S. Mid-Cap ETF (the fund) seeks to track as closely as possible, before fees and expenses, the total return of the Dow Jones U.S. Mid-Cap Total Stock Market IndexSM (the index). The index includes the mid-cap portion of the Dow Jones U.S. Total Stock Market IndexSM actually available to investors in the marketplace. The Dow Jones U.S. Mid-Cap Total Stock Market IndexSM includes the components ranked 501–1,000 by full market capitalization. The fund will generally give the same weight to a given security as does the index.

During the 12-month period that ended August 31, 2012, the fund closely tracked the index. The fund’s market price return was 13.31% and its NAV return was 13.32% (for an explanation of the market price and NAV returns, please refer to footnote 2 on the following page). The index returned 13.45% during the same period. Because the return of the index does not include operational and transactional costs, the return of the fund tends to differ from that of the index.

Market Highlights. U.S. mid-cap stocks overcame global headwinds to generate respectable returns for the 12-month report period, with nine out of the index’s 10 sectors registering gains. Equities started out on rocky footing, as the euro zone’s sovereign debt crisis and a correspondingly sharp increase in financial market volatility pushed investors toward U.S. Treasuries and other perceived safe havens. Investors soon shifted to potentially higher-yielding assets like stocks, however, as meaningful progress in Europe emerged, and as the Federal Reserve continued to support an economic recovery in the U.S. through a variety of active efforts. In spite of intermittent up- and downdrafts, equities staged a remarkable overall rally, while U.S. stock market volatility eventually dwindled.

Contributors and Detractors. The Financials sector was the biggest contributor to the index’s return, and to the return of the fund. The large average weight of this sector reflected part of the reason for this contribution, with Financials stocks comprising nearly 21% of the fund. Financials stocks returned roughly 14% for the report period. Digital Realty Trust—a company that acquires, owns, and manages technology-related real estate—provided one example of this sector’s performance. The fund’s Digital Realty Trust holdings rose nearly 25% as U.S. real estate investment trust companies benefitted from generally improving property fundamentals and earnings.

Consumer Discretionary stocks, which represented an average weight of approximately 15% of the index and fund, also provided meaningful contributions. The fund’s Consumer Discretionary stocks returned approximately 21%, reflecting the overall performance of companies involved in retailing, consumer services, media, and other activities. PulteGroup—a company that constructs and sells homes, communities, and residential land—provided one example of this sector’s performance. The fund’s PulteGroup holdings surged approximately 185% amid emerging signs of a turnaround in the U.S. housing sector, and on the heels of the sector’s lackluster performance in recent years.

The Energy sector was the only sector to generate losses for the index and fund. This sector represented an average weight of roughly 6% of the fund. Energy stocks returned approximately -7% for the fund as global economic growth remained disappointing, and corresponding demand for energy resources was limited. The fund’s holdings in Rowan Companies—a provider of contract drilling services for domestic and international interests with a global fleet of rigs—provided one example of this sector’s performance, returning roughly -3%.

As of 08/31/12:

 Statistics

Number of Holdings	500
Weighted Average Market Cap ($ x 1,000,000)	$4,292
Price/Earnings Ratio (P/E)	24.0
Price/Book Ratio (P/B)	1.9
Portfolio Turnover Rate[1]	19%

 Sector Weightings % of Investments

Financials	21.5%
Consumer Discretionary	16.4%
Industrials	15.9%
Information Technology	14.5%
Materials	7.8%
Health Care	7.2%
Utilities	7.0%
Energy	5.7%
Consumer Staples	2.3%
Telecommunication Services	1.6%
Other	0.1%
Total	100.0%

 Top Equity Holdings % of Net Assets2

Equinix, Inc.	0.6%
Digital Realty Trust, Inc.	0.6%
Kansas City Southern	0.5%
Eastman Chemical Co.	0.5%
The Macerich Co.	0.5%
PetSmart, Inc.	0.5%
Church & Dwight Co., Inc.	0.5%
Wyndham Worldwide Corp.	0.4%
SBA Communications Corp., Class A	0.4%
SL Green Realty Corp.	0.4%
Total	4.9%

Manager views and portfolio holdings may have changed since the report date.

An index is a statistical composite of a specified financial market or sector. Unlike the fund, an index does not actually hold a portfolio of securities and its return is not inclusive of operational and transaction costs incurred by the fund.

Investment returns will fluctuate and are subject to market volatility, so that an investor’s shares, when redeemed or sold, may be worth more or less than their original cost. Unlike mutual funds, shares of ETFs are not individually redeemable directly with the ETF.

Source of Sector Classification: S&P and MSCI.

[1]	Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.
[2]	This list is not a recommendation of any security by the investment adviser.

14 Schwab U.S. ETFs

 Schwab U.S. Mid-Cap ETFtm

Performance and Fund Facts as of 08/31/12

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. To obtain performance information current to the most recent month end, please visit www.schwabetfs.com.

January 13, 2011 – August 31, 2012
Performance of Hypothetical
$10,000 Investment1

 Average Annual Total Returns1

Fund and Inception Date	1 Year	Since Inception*

Fund: Schwab U.S. Mid-Cap ETFtm (1/13/11)
NAV Return[2]	13.32%	4.48%
Market Price Return[2]	13.31%	4.53%
Dow Jones U.S. Mid-Cap Total Stock Market IndexSM	13.45%	4.60%
ETF Category: Morningstar Mid-Cap Blend[3]	12.47%	4.16%

Fund Expense Ratio4: 0.13%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

Index ownership—“Standard & Poor’s” and “S&P” are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and “Dow Jones” is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”) and have been licensed for use by S&P Dow Jones Indices LLC and its affiliates and sublicensed for certain purposes by Charles Schwab Investment Management, Inc. (CSIM). The “Dow Jones U.S. Mid-Cap Total Stock Market Index” is a product of S&P Dow Jones Indices LLC or its affiliates, and has been licensed for use by CSIM. The Schwab U.S. Mid-Cap ETF is not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P, or their respective affiliates and neither S&P Dow Jones Indices LLC, Dow Jones, S&P, nor their respective affiliates make any representation regarding the advisability of investing in such product.

*	Inception represents the date that the shares began trading in the secondary market.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
[2]	The fund’s per share net asset value (“NAV”) is the value of one share of the fund. NAV is calculated by taking the fund’s total assets (including the market value of securities owned), subtracting liabilities, and dividing by the number of shares outstanding. The NAV Return is based on the NAV of the fund, and the Market Price Return is based on the market price per share of the fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the fund are listed for trading, as of the time that the fund’s NAV is calculated. NAV is used as a proxy for purposes of calculating Market Price Return on inception date. Market Price and NAV returns assume that dividends and capital gain distributions have been reinvested in the fund at Market Price and NAV, respectively.
[3]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all passively- and actively-managed ETFs within the category as of the report date.
[4]	As stated in the prospectus dated December 17, 2011. Effective September 20, 2012, the management fee was reduced to 0.07%. For more information, see financial note 4 or refer to the prospectus supplement dated September 20, 2012.

Schwab U.S. ETFs 15

Schwab U.S. Small-Cap ETF™

The Schwab U.S. Small-Cap ETF (the fund) seeks to track as closely as possible, before fees and expenses, the total return of the Dow Jones U.S. Small-Cap Total Stock Market IndexSM (the index). The index includes the small-cap portion of the Dow Jones U.S. Total Stock Market IndexSM actually available to investors in the marketplace. The Dow Jones U.S. Small-Cap Total Stock Market IndexSM includes the components ranked 751-2,500 by full market capitalization. The fund will generally give the same weight to a given stock as does the index.

During the 12-month period that ended August 31, 2012, the fund closely tracked the index. The fund’s market price return was 14.48% and its NAV return was 14.52% (for an explanation of the market price and NAV returns, please refer to footnote 2 on the following page). The index returned 14.54% during the same period. Because the return of the index does not include operational and transactional costs, the return of the fund tends to differ from that of the index.

Market Highlights. U.S. small-cap stocks overcame global headwinds to generate respectable returns for the 12-month report period, with nine out of the index’s 10 sectors registering gains. Equities started out on rocky footing, as the euro zone’s sovereign debt crisis and a correspondingly sharp increase in financial market volatility pushed investors toward U.S. Treasuries and other perceived safe havens. Investors soon shifted to potentially higher-yielding assets like stocks, however, as meaningful progress in Europe emerged, and as the Federal Reserve continued to support an economic recovery in the U.S. In spite of intermittent up- and downdrafts, equities staged a remarkable overall rally, while U.S. stock market volatility eventually dwindled.

Contributors and Detractors. The Financials sector was the biggest contributor to the index’s return, and to the return of the fund. The large average weight of this sector reflected part of the reason for this contribution, with Financials stocks comprising nearly 21% of the fund. Financials stocks returned roughly 18% for the report period. Taubman Centers Inc.—a company that acquires, owns, and operates regional shopping centers—provided one example from this sector. The fund’s Taubman Centers Inc. holdings rose nearly 43% as U.S. real estate investment trust companies benefitted from generally improving property fundamentals and earnings.

Consumer Discretionary stocks, which represented an average weight of approximately 14% of the index and fund, also provided meaningful contributions. The fund’s Consumer Discretionary stocks returned approximately 21%, reflecting the overall performance of companies involved in retailing, consumer services, media, and other activities. One example of this sector’s performance was franchise bakery café Panera Bread Company. The fund’s Panera Bread Company holdings rose approximately 40%, helped by factors such as the underlying company’s impressive earnings results.

The Energy sector was the only sector to generate losses for the index and fund. This sector represented an average weight of roughly 6% of the fund. Energy stocks returned approximately -9% for the fund as global economic growth remained disappointing, and corresponding demand for energy resources was limited. The fund’s holdings in Rosetta Resources—an oil and gas exploration and production company—provided one example of this sector’s performance, returning roughly -7%.

As of 08/31/12:

 Statistics

Number of Holdings	1,762
Weighted Average Market Cap ($ x 1,000,000)	$1,857
Price/Earnings Ratio (P/E)	37.4
Price/Book Ratio (P/B)	2.0
Portfolio Turnover Rate[1]	12%

 Sector Weightings % of Investments

Financials	22.4%
Information Technology	16.9%
Industrials	16.5%
Consumer Discretionary	13.6%
Health Care	12.9%
Energy	5.3%
Materials	5.3%
Consumer Staples	3.3%
Utilities	3.0%
Telecommunication Services	0.7%
Other	0.1%
Total	100.0%

 Top Equity Holdings % of Net Assets2

Tesoro Corp.	0.4%
Taubman Centers, Inc.	0.3%
PulteGroup, Inc.	0.3%
Onyx Pharmaceuticals, Inc.	0.3%
Ariba, Inc.	0.3%
AMERIGROUP Corp.	0.3%
Gartner, Inc.	0.3%
BioMarin Pharmaceutical, Inc.	0.3%
Arthur J. Gallagher & Co.	0.3%
American Campus Communities, Inc.	0.3%
Total	3.1%

Manager views and portfolio holdings may have changed since the report date.

An index is a statistical composite of a specified financial market or sector. Unlike the fund, an index does not actually hold a portfolio of securities and its return is not inclusive of operational and transaction costs incurred by the fund.

Investment returns will fluctuate and are subject to market volatility, so that an investor’s shares, when redeemed or sold, may be worth more or less than their original cost. Unlike mutual funds, shares of ETFs are not individually redeemable directly with the ETF.

Source of Sector Classification: S&P and MSCI.

[1]	Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.
[2]	This list is not a recommendation of any security by the investment adviser.

16 Schwab U.S. ETFs

 Schwab U.S. Small-Cap ETFtm

Performance and Fund Facts as of 08/31/12

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. To obtain performance information current to the most recent month end, please visit www.schwabetfs.com.

November 3, 2009 – August 31, 2012
Performance of Hypothetical
$10,000 Investment1

 Average Annual Total Returns1

Fund and Inception Date	1 Year	Since Inception*

Fund: Schwab U.S. Small-Cap ETFtm (11/3/09)
NAV Return[2]	14.52%	16.99%
Market Price Return[2]	14.48%	17.00%
Dow Jones U.S. Small-Cap Total Stock Market IndexSM	14.54%	17.16%
ETF Category: Morningstar Small Blend[3]	14.16%	14.78%

Fund Expense Ratio4: 0.13%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

Investments in smaller companies typically exhibit higher volatility.

Index ownership—“Standard & Poor’s” and “S&P” are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and “Dow Jones” is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”) and have been licensed for use by S&P Dow Jones Indices LLC and its affiliates and sublicensed for certain purposes by Charles Schwab Investment Management, Inc (CSIM). The “Dow Jones U.S. Small-Cap Total Stock Market Index” is a product of S&P Dow Jones Indices LLC or its affiliates, and has been licensed for use by CSIM. The Schwab U.S. Small-Cap ETF is not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P, or their respective affiliates and neither S&P Dow Jones Indices LLC, Dow Jones, S&P, nor their respective affiliates make any representation regarding the advisability of investing in such product.

*	Inception represents the date that the shares began trading in the secondary market.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
[2]	The fund’s per share net asset value (“NAV”) is the value of one share of the fund. NAV is calculated by taking the fund’s total assets (including the market value of securities owned), subtracting liabilities, and dividing by the number of shares outstanding. The NAV Return is based on the NAV of the fund, and the Market Price Return is based on the market price per share of the fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the fund are listed for trading, as of the time that the fund’s NAV is calculated. NAV is used as a proxy for purposes of calculating Market Price Return on inception date. Market Price and NAV returns assume that dividends and capital gain distributions have been reinvested in the fund at Market Price and NAV, respectively.
[3]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all passively- and actively-managed ETFs within the category as of the report date.
[4]	As stated in the prospectus dated December 17, 2011. Effective September 20, 2012, the management fee was reduced to 0.10%. For more information, see financial note 4 or refer to the prospectus supplement dated September 20, 2012.

Schwab U.S. ETFs 17

Schwab U.S. Dividend Equity ETF™

The Schwab U.S. Dividend Equity ETF (the fund) seeks to track as closely as possible, before fees and expenses, the total return of the Dow Jones U.S. Dividend 100 IndexSM (the index). The 100-component index is a subset of the Dow Jones U.S. Broad Market IndexSM, excluding REITs, master limited partnerships, preferred stocks, and convertibles. The index is modified market-capitalization weighted. The fund will generally give the same weight to a given stock as does the index.

During the reporting period that began with the fund’s inception date of October 20, 2011, and ended August 31, 2012, the fund’s market price return was 16.95% and its NAV return was 16.83%, closely tracking the index (for an explanation of the market price and NAV returns, please refer to footnote 2 on the following page). The index returned 17.09% during the same period. Because the return of the index does not include operational and transactional costs, the return of the fund tends to differ from that of the index. As of August 31, 2012, the fund’s dividend yield was 3.23%, matching the 3.23% yield of the index, and the fund’s 30-day SEC yield was 2.99%.

Market Highlights. U.S. large-cap stocks overcame global headwinds to generate impressive returns for the report period, with all sectors of the index registering gains. Equities started out on rocky footing, as the euro zone’s sovereign debt crisis and a correspondingly sharp increase in financial market volatility pushed investors toward U.S. Treasuries and other perceived safe havens. As meaningful progress in Europe emerged and as the Federal Reserve continued to support an economic recovery in the U.S., investors shifted to potentially higher-yielding assets like stocks. This helped pave the way for a remarkable overall rally by equities—particularly during the fourth quarter of 2011 and first quarter of 2012—in spite of intermittent performance swings, while earnings for large-cap U.S. companies generally rose.

Contributors and Detractors. The Consumer Staples sector was the biggest contributor to the index’s return, and to the return of the fund. The large average weight of this sector reflected part of the reason for this contribution, with Consumer Staples stocks comprising approximately 26% of the fund. Consumer Staples stocks returned roughly 16%. The fund’s Wal-Mart holdings provided one example of this sector’s performance, rising approximately 32% as the discount store and supercenter company benefitted from supportive factors such as rising business momentum.

Industrials stocks, which represented an average weight of approximately 17% of the index and the fund, also provided meaningful contributions. The fund’s Industrials stocks returned approximately 18%. The fund’s holdings in 3M Company—which operates in markets such as electronics, industrial, telecommunications—provided one example of this sector’s performance, rising approximately 21%.

The Utilities sector generated narrowly positive returns for the index and the fund, but was the weakest contributor due to the sector’s performance compared with other sectors. The Utilities sector represented an average weight of approximately 3% of the fund, and finished with a roughly flat return. The fund’s holdings in PPL Corp.—an energy and utility holding company—provided one example of this sector’s performance, returning roughly 5%.

As of 08/31/12:

 Statistics

Number of Holdings	100
Weighted Average Market Cap ($ x 1,000,000)	$103,163
Price/Earnings Ratio (P/E)	14.3
Price/Book Ratio (P/B)	3.1
Portfolio Turnover Rate[1]	17%

 Sector Weightings % of Investments

Consumer Staples	29.4%
Industrials	16.0%
Health Care	15.5%
Energy	12.0%
Consumer Discretionary	9.1%
Information Technology	7.1%
Materials	4.0%
Utilities	3.1%
Financials	2.7%
Telecommunication Services	1.0%
Other	0.1%
Total	100.0%

 Top Equity Holdings % of Net Assets2

Chevron Corp.	4.7%
Wal-Mart Stores, Inc.	4.7%
Exxon Mobil Corp.	4.6%
Johnson & Johnson	4.6%
The Procter & Gamble Co.	4.5%
The Coca-Cola Co.	4.3%
PepsiCo, Inc.	4.2%
Intel Corp.	4.1%
Abbott Laboratories	3.8%
McDonald’s Corp.	3.4%
Total	42.9%

Manager views and portfolio holdings may have changed since the report date.

An index is a statistical composite of a specified financial market or sector. Unlike the fund, an index does not actually hold a portfolio of securities and its return is not inclusive of operational and transaction costs incurred by the fund.

Investment returns will fluctuate and are subject to market volatility, so that an investor’s shares, when redeemed or sold, may be worth more or less than their original cost. Unlike mutual funds, shares of ETFs are not individually redeemable directly with the ETF.

Source of Sector Classification: S&P and MSCI.

[1]	Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.
[2]	This list is not a recommendation of any security by the investment adviser.

18 Schwab U.S. ETFs

 Schwab U.S. Dividend Equity ETFtm

Performance and Fund Facts as of 08/31/12

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. To obtain performance information current to the most recent month end, please visit www.schwabetfs.com.

October 20, 2011 – August 31, 2012
Performance of Hypothetical
$10,000 Investment1

 Total Returns1

Fund and Inception Date	Since Inception*

Fund: Schwab U.S. Dividend Equity ETFtm (10/20/11)
NAV Return[2]	16.83%
Market Price Return[2]	16.95%
Dow Jones U.S. Dividend 100 IndexSM	17.09%
ETF Category: Morningstar Large Blend[3]	16.41%

Fund Expense Ratio4: 0.17%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

Index ownership—“Standard & Poor’s” and “S&P” are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and “Dow Jones” is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”) and have been licensed for use by S&P Dow Jones Indices LLC and its affiliates and sublicensed for certain purposes by Charles Schwab Investment Management, Inc. (CSIM). The “Dow Jones U.S. Dividend 100 Index” is a product of S&P Dow Jones Indices LLC or its affiliates, and has been licensed for use by CSIM. The Schwab U.S. Dividend Equity ETF is not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P, or their respective affiliates and neither S&P Dow Jones Indices LLC, Dow Jones, S&P, nor their respective affiliates make any representation regarding the advisability of investing in such product.

*	Total returns are since inception date of 10/20/11. Inception represents the date that the shares began trading in the secondary market. The fund’s total return may differ from the return disclosed in the Financial Highlights, as the total return in the Financial Highlights is calculated from the commencement of operations date which is the first day the NAV was determined.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
[2]	The fund’s per share net asset value (“NAV”) is the value of one share of the fund. NAV is calculated by taking the fund’s total assets (including the market value of securities owned), subtracting liabilities, and dividing by the number of shares outstanding. The NAV Return is based on the NAV of the fund, and the Market Price Return is based on the market price per share of the fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the fund are listed for trading, as of the time that the fund’s NAV is calculated. NAV is used as a proxy for purposes of calculating Market Price Return on inception date. Market Price and NAV returns assume that dividends and capital gain distributions have been reinvested in the fund at Market Price and NAV, respectively.
[3]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all passively- and actively-managed ETFs within the category as of the report date.
[4]	As stated in the prospectus dated December 17, 2011. Effective September 20, 2012, the management fee was reduced to 0.07%. For more information, see financial note 4 or refer to the prospectus supplement dated September 20, 2012.

Schwab U.S. ETFs 19

Fund Expenses (Unaudited)

 Examples for a $1,000 Investment

As a fund shareholder, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares; and, (2) ongoing costs, including management fees and other fund expenses.

The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six months beginning March 1, 2012 and held through August 31, 2012.

Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund or share class under the heading entitled “Expenses Paid During Period.”

Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, including any redemption fees or brokerage commissions you may pay when purchasing or selling shares of the fund. If these transactional costs were included, your costs would have been higher.

			Ending
		Beginning	Account Value	Expenses Paid
	Expense Ratio[1]	Account Value	(Net of Expenses)	During Period[2]
	(Annualized)	at 3/1/12	at 8/31/12	3/1/12–8/31/12

Schwab U.S. Broad Market ETFtm
Actual Return	0.06%	$1,000	$1,033.50	$0.31
Hypothetical 5% Return	0.06%	$1,000	$1,024.83	$0.31

Schwab U.S. Large-Cap ETFtm
Actual Return	0.08%	$1,000	$1,036.10	$0.41
Hypothetical 5% Return	0.08%	$1,000	$1,024.73	$0.41

Schwab U.S. Large-Cap Growth ETFtm
Actual Return	0.13%	$1,000	$1,026.60	$0.66
Hypothetical 5% Return	0.13%	$1,000	$1,024.48	$0.66

Schwab U.S. Large-Cap Value ETFtm
Actual Return	0.13%	$1,000	$1,044.30	$0.67
Hypothetical 5% Return	0.13%	$1,000	$1,024.48	$0.66

Schwab U.S. Mid-Cap ETFtm
Actual Return	0.13%	$1,000	$994.10	$0.65
Hypothetical 5% Return	0.13%	$1,000	$1,024.48	$0.66

Schwab U.S. Small-Cap ETFtm
Actual Return	0.13%	$1,000	$1,012.70	$0.66
Hypothetical 5% Return	0.13%	$1,000	$1,024.48	$0.66

Schwab U.S. Dividend Equity ETFtm
Actual Return	0.17%	$1,000	$1,057.70	$0.88
Hypothetical 5% Return	0.17%	$1,000	$1,024.28	$0.87

[1]	Based on the most recent six-month expense ratio; may differ from the expense ratio provided in the Financial Highlights which covers a 12-month period.
[2]	Expenses for each fund are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by the 184 days of the period, and divided by the 366 days of the fiscal year.

20 Schwab U.S. ETFs

Schwab U.S. Broad Market ETF™

Financial Statements

Financial Highlights

	9/1/11–	9/1/10–	10/30/09[1]–
	8/31/12	8/31/11	8/31/10

Per-Share Data ($)

Net asset value at beginning of period	29.47	25.11	25.00

Income (loss) from investment operations:
Net investment income (loss)	0.65 [2]	0.56 [2]	0.42	[2]
Net realized and unrealized gains (losses)	4.32	4.32	(0.05)

Total from investment operations	4.97	4.88	0.37
Less distributions:
Distributions from net investment income	(0.60)	(0.52)	(0.26)

Net asset value at end of period	33.84	29.47	25.11

Total return (%)	17.07	19.41	1.42	[3]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.06	0.06	0.07	[4,5]
Gross operating expenses	0.06	0.06	0.07	[4]
Net investment income (loss)	2.06	1.83	1.92	[4]
Portfolio turnover rate[6]	5	3	2	[3]
Net assets, end of period ($ x 1,000)	1,072,825	742,651	272,490

1 Commencement of operations.
2 Calculated based on the average shares outstanding during the period.
3 Not annualized.
4 Annualized.
5 Effective June 14, 2010, the annual operating expense was reduced. The ratio presented for period ended 8/31/10 is a blended rate.
6 Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.

See financial notes 21

 Schwab U.S. Broad Market ETF

Portfolio Holdings as of August 31, 2012

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings on a daily basis on the fund’s website at www.schwabetfs.com.

			Cost	Value
Holdings by Category			($)	($)

99.7%		Common Stock	968,388,235	1,069,865,776
0.0%		Rights	4,273	—
0.1%		Other Investment Company	611,006	611,006

99.8%		Total Investments	969,003,514	1,070,476,782
0.5%		Collateral Invested for Securities on Loan	5,433,292	5,433,292
(0	.3)%	Other Assets and Liabilities, Net		(3,084,679)

100.0%		Net Assets		1,072,825,395

	Number	Value
Security	of Shares	($)

Common Stock 99.7% of net assets

Automobiles & Components 0.7%
Allison Transmission Holdings, Inc. (a)	1,268	22,532
American Axle & Manufacturing Holdings, Inc. *	3,170	35,409
BorgWarner, Inc. *	8,242	566,885
Cooper Tire & Rubber Co.	6,340	126,737
Dana Holding Corp.	10,778	147,227
Dorman Products, Inc. *	2,536	74,761
Drew Industries, Inc. *	1,440	41,717
Federal-Mogul Corp. *	3,048	28,529
Ford Motor Co.	266,253	2,486,803
General Motors Co. *	40,576	866,297
Gentex Corp.	9,510	166,615
Harley-Davidson, Inc.	16,484	691,669
Johnson Controls, Inc.	46,916	1,276,584
Lear Corp.	7,608	295,419
Tenneco, Inc. *	3,804	115,527
Tesla Motors, Inc. *(a)	3,804	108,490
The Goodyear Tire & Rubber Co. *	20,288	247,514
Thor Industries, Inc.	3,170	99,665
TRW Automotive Holdings Corp. *	7,608	332,546
Visteon Corp. *	4,438	204,237

		7,935,163

Banks 3.3%
Associated Banc-Corp.	13,634	176,697
Astoria Financial Corp.	10,144	102,150
BancFirst Corp.	1,283	53,091
BancorpSouth, Inc.	5,072	74,761
Bank of Hawaii Corp.	3,170	146,549
Bank of the Ozarks, Inc.	2,536	81,406
BankUnited, Inc.	2,751	69,463
BB&T Corp.	48,184	1,519,723
BBCN Bancorp, Inc. *	4,750	59,470
Beneficial Mutual Bancorp, Inc. *	5,877	51,776
BOK Financial Corp.	2,536	145,998
Boston Private Financial Holdings, Inc.	9,510	90,250
Brookline Bancorp, Inc.	5,736	48,699
CapitalSource, Inc.	19,094	132,321
Capitol Federal Financial, Inc.	11,390	135,199
Cathay General Bancorp	7,608	124,543
Central Pacific Financial Corp. *	3,080	42,812
Chemical Financial Corp.	2,060	47,256
CIT Group, Inc. *	14,582	550,616
Citizens Republic Bancorp, Inc. *	2,780	56,907
City Holding Co.	1,268	43,264
City National Corp.	3,170	162,780
Columbia Banking System, Inc.	4,438	79,174
Comerica, Inc.	14,582	447,813
Commerce Bancshares, Inc.	5,932	238,644
Community Bank System, Inc.	2,536	71,109
Cullen/Frost Bankers, Inc.	3,804	211,502
CVB Financial Corp.	6,554	78,320
East West Bancorp, Inc.	10,778	236,469
EverBank Financial Corp.	3,700	43,919
F.N.B. Corp.	9,708	106,303
Fifth Third Bancorp	66,570	1,007,870
First Citizens BancShares, Inc., Class A	634	104,699
First Commonwealth Financial Corp.	8,417	58,582
First Financial Bancorp	3,860	62,841
First Financial Bankshares, Inc. (a)	3,170	110,253
First Horizon National Corp.	22,190	198,822
First Interstate BancSystem, Inc.	2,880	41,184
First Midwest Bancorp, Inc.	6,340	74,875
First Niagara Financial Group, Inc.	24,536	193,589
First Republic Bank	5,072	165,804
FirstMerit Corp.	7,608	119,370
Fulton Financial Corp.	15,536	151,165
Glacier Bancorp, Inc.	7,608	117,239
Hancock Holding Co.	5,706	169,126
Home BancShares, Inc.	2,536	79,909
Hudson City Bancorp, Inc.	33,602	241,598
Huntington Bancshares, Inc.	59,596	393,334
IBERIABANK Corp.	1,902	89,223
Independent Bank Corp.	1,540	44,906
International Bancshares Corp.	3,960	72,310
Investors Bancorp, Inc. *	3,804	65,315
Kearny Financial Corp.	5,447	52,672
KeyCorp	68,286	575,651
M&T Bank Corp.	8,876	771,324
MB Financial, Inc.	5,706	116,517
MGIC Investment Corp. *	19,020	22,444
National Penn Bancshares, Inc.	8,820	78,498
Nationstar Mortgage Holdings, Inc. *	2,060	55,867
NBT Bancorp, Inc.	2,358	49,589
New York Community Bancorp, Inc. (a)	29,798	395,121
Northfield Bancorp, Inc.	2,980	44,700
Northwest Bancshares, Inc.	9,510	114,881

22 See financial notes

 Schwab U.S. Broad Market ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Ocwen Financial Corp. *	8,876	228,379
Old National Bancorp	9,510	125,532
Oritani Financial Corp.	4,438	64,928
Pacific Capital Bancorp *	874	40,134
PacWest Bancorp	3,170	73,798
Park National Corp. (a)	908	61,154
People’s United Financial, Inc.	24,092	288,381
Pinnacle Financial Partners, Inc. *	2,360	45,170
PNC Financial Services Group, Inc.	36,772	2,285,748
Popular, Inc. *	6,984	110,627
PrivateBancorp, Inc.	5,706	93,008
Prosperity Bancshares, Inc.	3,170	133,457
Provident Financial Services, Inc.	5,072	78,312
Regions Financial Corp.	98,270	683,959
Signature Bank *	3,170	204,877
Sterling Financial Corp.	2,591	54,929
SunTrust Banks, Inc.	38,040	957,467
Susquehanna Bancshares, Inc.	12,830	134,843
SVB Financial Group *	3,170	183,828
Synovus Financial Corp.	51,354	106,816
TCF Financial Corp.	12,928	143,759
Texas Capital Bancshares, Inc. *	2,584	118,916
TFS Financial Corp. *	8,876	78,464
Trustmark Corp.	5,072	120,156
U.S. Bancorp	133,774	4,469,389
UMB Financial Corp.	2,536	124,340
Umpqua Holdings Corp.	10,144	128,220
United Bankshares, Inc. (a)	5,072	123,402
Valley National Bancorp	16,641	161,418
ViewPoint Financial Group, Inc.	2,680	49,392
Washington Federal, Inc.	7,608	122,489
Webster Financial Corp.	5,141	109,400
Wells Fargo & Co.	349,323	11,887,462
Westamerica Bancorp	1,902	88,538
Western Alliance Bancorp *	6,454	60,087
Wintrust Financial Corp.	3,170	118,590
Zions Bancorp.	12,046	231,886

		35,359,517

Capital Goods 7.8%
3M Co.	45,014	4,168,296
A.O. Smith Corp.	2,536	138,745
AAR Corp.	2,536	37,736
Actuant Corp., Class A	5,706	160,453
Acuity Brands, Inc.	3,170	203,387
Aecom Technology Corp. *	6,974	135,226
Aegion Corp. *	2,756	53,797
Aerovironment, Inc. *	1,902	45,382
AGCO Corp. *	6,340	266,851
Air Lease Corp. *	6,340	130,731
Aircastle Ltd.	5,706	65,163
Albany International Corp., Class A	2,200	46,464
Alliant Techsystems, Inc.	1,902	93,179
American Science & Engineering, Inc.	634	37,704
AMETEK, Inc.	17,118	587,319
Applied Industrial Technologies, Inc.	3,170	128,956
Armstrong World Industries, Inc.	1,487	65,383
Astec Industries, Inc. *	1,404	41,179
AZZ, Inc.	1,640	52,086
B/E Aerospace, Inc. *	7,608	306,298
Barnes Group, Inc.	3,354	79,389
Beacon Roofing Supply, Inc. *	3,170	89,204
Belden, Inc.	3,804	129,830
Blount International, Inc. *	3,170	40,830
Brady Corp., Class A	3,170	89,014
Briggs & Stratton Corp.	5,072	87,847
Carlisle Cos., Inc.	4,438	232,285
Caterpillar, Inc.	41,199	3,515,511
Ceradyne, Inc.	1,747	41,491
Chart Industries, Inc. *	1,923	134,225
CIRCOR International, Inc.	1,268	40,386
CLARCOR, Inc.	3,804	183,125
Colfax Corp. *	3,170	104,261
Cooper Industries plc	10,978	803,041
Crane Co.	3,804	144,514
Cubic Corp.	1,084	54,731
Cummins, Inc.	12,105	1,175,517
Curtiss-Wright Corp.	3,170	95,290
Danaher Corp.	39,942	2,139,693
Deere & Co.	27,928	2,097,672
Donaldson Co., Inc.	10,144	357,982
Dover Corp.	12,680	733,031
Dycom Industries, Inc. *	2,306	33,483
Eaton Corp.	23,458	1,049,042
EMCOR Group, Inc.	4,438	122,622
Emerson Electric Co.	51,988	2,636,831
Encore Wire Corp.	1,739	49,248
EnerSys *	4,438	165,315
Engility Holdings, Inc. *	1,153	21,342
EnPro Industries, Inc. *	1,420	53,307
ESCO Technologies, Inc.	2,536	89,850
Esterline Technologies Corp. *	2,536	151,653
Exelis, Inc.	12,680	128,068
Fastenal Co.	20,288	874,210
Flowserve Corp.	3,804	485,619
Fluor Corp.	11,773	606,309
Fortune Brands Home & Security, Inc. *	10,778	274,839
Foster Wheeler AG *	7,808	170,995
Franklin Electric Co., Inc.	1,902	103,145
Gardner Denver, Inc.	3,804	229,305
GATX Corp.	3,804	156,573
Generac Holdings, Inc.	1,902	40,988
General Cable Corp. *	3,295	89,262
General Dynamics Corp.	20,922	1,370,600
General Electric Co.	739,867	15,322,646
Graco, Inc.	4,438	219,237
GrafTech International Ltd. *	8,876	83,168
Granite Construction, Inc.	3,804	104,876
H&E Equipment Services, Inc. *	2,634	46,622
Harsco Corp.	5,706	116,345
HEICO Corp., Class A	3,961	117,761
Hexcel Corp. *	6,796	154,065
Honeywell International, Inc.	50,086	2,927,527
Hubbell, Inc., Class B	3,804	307,439
Huntington Ingalls Industries, Inc. *	3,804	152,426
IDEX Corp.	5,706	227,441
II-VI, Inc. *	5,092	94,711
Illinois Tool Works, Inc.	28,833	1,709,509
Ingersoll-Rand plc	21,691	1,014,271
Interline Brands, Inc. *	2,373	60,417
ITT Corp.	6,340	126,166

See financial notes 23

 Schwab U.S. Broad Market ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Jacobs Engineering Group, Inc. *	8,876	350,957
Joy Global, Inc.	7,608	406,115
Kaman Corp.	1,902	62,386
Kaydon Corp.	3,170	70,501
KBR, Inc.	11,412	309,151
Kennametal, Inc.	5,706	210,209
L-3 Communications Holdings, Inc.	6,974	489,854
Lennox International, Inc.	3,804	180,728
Lincoln Electric Holdings, Inc.	6,340	261,525
Lindsay Corp.	855	55,883
Lockheed Martin Corp.	18,411	1,677,979
Masco Corp.	26,628	377,052
MasTec, Inc. *	4,383	79,946
Meritor, Inc. *	7,205	32,206
Moog, Inc., Class A *	3,804	139,340
MRC Global, Inc. *	1,902	41,901
MSC Industrial Direct Co., Inc. Class A	3,170	219,681
Mueller Industries, Inc.	2,621	112,965
NACCO Industries, Inc., Class A	634	67,458
Navistar International Corp. *	4,438	97,547
Nordson Corp.	3,804	223,713
Northrop Grumman Corp.	16,484	1,102,615
Orbital Sciences Corp. *	3,804	52,495
Oshkosh Corp. *	6,340	160,656
Owens Corning *	7,883	262,977
PACCAR, Inc.	25,360	1,012,118
Pall Corp.	8,242	457,513
Parker Hannifin Corp.	10,778	862,024
Pentair, Inc.	6,974	296,395
Polypore International, Inc. *(a)	2,536	82,217
Precision Castparts Corp.	10,144	1,633,995
Primoris Services Corp.	3,273	40,258
Proto Labs, Inc. *(a)	1,645	51,752
Quanex Building Products Corp.	2,580	45,150
Quanta Services, Inc. *	13,948	334,752
Raven Industries, Inc.	2,536	77,018
Raytheon Co.	23,152	1,308,551
RBC Bearings, Inc. *	1,902	87,473
Regal-Beloit Corp.	2,836	193,018
Rexnord Corp. *	1,268	19,083
Robbins & Myers, Inc.	3,170	189,629
Rockwell Automation, Inc.	10,144	730,977
Rockwell Collins, Inc.	10,778	526,721
Roper Industries, Inc.	6,974	716,857
Rush Enterprises, Inc., Class A *	2,291	39,039
Sauer-Danfoss, Inc.	1,065	40,608
Seaboard Corp. *	26	54,319
Simpson Manufacturing Co., Inc.	3,804	96,736
Snap-On, Inc.	3,804	264,074
Spirit AeroSystems Holdings, Inc., Class A *	8,095	201,242
SPX Corp.	3,804	243,076
Standex International Corp.	634	28,302
Stanley Black & Decker, Inc.	12,046	792,386
Sun Hydraulics Corp.	1,739	40,258
TAL International Group, Inc.	1,914	65,095
Teledyne Technologies, Inc. *	3,170	204,497
Tennant Co.	1,902	79,789
Terex Corp. *	8,242	181,901
Textainer Group Holdings Ltd. (a)	1,533	54,146
Textron, Inc.	19,654	525,155
The Babcock & Wilcox Co. *	8,242	203,330
The Boeing Co.	46,282	3,304,535
The Manitowoc Co., Inc.	10,778	138,821
The Middleby Corp. *	1,301	149,810
The Shaw Group, Inc. *	5,706	240,108
The Timken Co.	5,706	229,153
The Toro Co.	5,072	188,678
Titan International, Inc.	2,536	52,952
TransDigm Group, Inc. *	3,199	443,445
TriMas Corp. *	2,200	47,300
Trinity Industries, Inc.	5,706	161,708
Triumph Group, Inc.	2,685	159,570
Tutor Perini Corp. *	5,072	53,814
Tyco International Ltd.	32,334	1,822,991
United Rentals, Inc. *	5,786	186,946
United Technologies Corp.	55,792	4,454,991
Universal Forest Products, Inc.	1,340	51,496
URS Corp.	5,706	207,755
USG Corp. *(a)	4,608	94,740
Valmont Industries, Inc.	1,902	241,078
W.W. Grainger, Inc.	4,438	914,050
WABCO Holdings, Inc. *	4,438	260,599
Wabtec Corp.	3,170	247,704
Watsco, Inc.	1,902	143,525
Watts Water Technologies, Inc., Class A	3,170	116,180
WESCO International, Inc. *	3,170	183,163
Woodward, Inc.	3,804	132,874
Xylem, Inc.	12,680	307,997

		84,181,714

Commercial & Professional Services 0.9%
ABM Industries, Inc.	3,092	62,520
Acacia Research Corp. *	2,536	66,798
Acco Brands Corp. *	7,608	50,137
Avery Dennison Corp.	7,608	237,598
Cintas Corp.	8,242	333,142
Clean Harbors, Inc. *	3,804	206,900
Copart, Inc. *	8,048	214,962
Corrections Corp. of America	7,608	253,422
Covanta Holding Corp.	9,510	162,621
Deluxe Corp.	3,804	107,919
Encore Capital Group, Inc. *	1,540	43,166
Equifax, Inc.	8,876	406,343
Exponent, Inc. *	920	47,895
FTI Consulting, Inc. *	3,804	98,942
G&K Services, Inc., Class A	1,902	59,666
Healthcare Services Group, Inc.	4,322	91,497
Herman Miller, Inc.	4,060	79,414
HNI Corp.	3,804	105,447
Huron Consulting Group, Inc. *	1,268	40,918
IHS, Inc., Class A *	3,890	443,616
Insperity, Inc.	1,911	46,724
Interface, Inc.	6,974	95,753
Iron Mountain, Inc.	10,920	358,176
KAR Auction Services, Inc. *	2,621	45,867
Knoll, Inc.	3,347	48,665
Korn/Ferry International *	3,240	46,332
Manpower, Inc.	5,706	211,750
McGrath Rentcorp	1,670	42,051
Mine Safety Appliances Co.	2,217	77,307

24 See financial notes

 Schwab U.S. Broad Market ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Mobile Mini, Inc. *	2,536	43,366
Navigant Consulting, Inc. *	3,856	42,609
Nielsen Holdings N.V. *	4,950	138,798
NL Industries, Inc.	3,080	35,913
On Assignment, Inc. *	2,580	42,596
Pitney Bowes, Inc. (a)	14,582	194,815
Portfolio Recovery Associates, Inc. *	1,268	127,244
R.R. Donnelley & Sons Co. (a)	14,582	160,110
Republic Services, Inc.	21,556	596,023
Resources Connection, Inc.	5,706	63,793
Robert Half International, Inc.	10,778	283,461
Rollins, Inc.	5,228	121,708
RPX Corp. *	2,865	33,635
Steelcase, Inc., Class A	8,940	86,718
Stericycle, Inc. *	5,906	540,517
Sykes Enterprises, Inc. *	4,438	59,869
Team, Inc. *	1,902	59,476
Tetra Tech, Inc. *	3,804	98,676
The Advisory Board Co. *	2,536	112,421
The Brink’s Co.	3,804	84,677
The Corporate Executive Board Co.	2,292	106,715
The Dun & Bradstreet Corp.	3,804	307,934
The Geo Group, Inc.	5,072	133,444
Towers Watson & Co., Class A	3,980	216,194
TrueBlue, Inc. *	3,804	59,076
UniFirst Corp.	1,268	80,531
United Stationers, Inc.	3,804	92,019
Verisk Analytics, Inc., Class A *	10,144	492,187
Waste Connections, Inc.	8,372	242,369
Waste Management, Inc.	30,156	1,042,794

		9,785,236

Consumer Durables & Apparel 1.4%
American Greetings Corp., Class A (a)	2,780	40,004
Arctic Cat, Inc. *	1,268	54,854
Blyth, Inc.	1,020	43,166
Brookfield Residential Properties, Inc. *	4,941	70,014
Brunswick Corp.	6,340	150,195
Carter’s, Inc. *	3,498	194,874
Coach, Inc.	20,288	1,179,341
Columbia Sportswear Co.	1,268	66,304
Crocs, Inc. *	7,025	122,867
D.R. Horton, Inc.	20,288	385,269
Deckers Outdoor Corp. *(a)	3,170	156,978
Ethan Allen Interiors, Inc.	1,840	40,627
Fifth & Pacific Cos., Inc. *	6,575	87,119
Fossil, Inc. *	3,804	323,150
Garmin Ltd. (a)	8,242	332,565
Hanesbrands, Inc. *	6,974	226,167
Harman International Industries, Inc.	5,072	233,464
Hasbro, Inc.	8,242	309,157
Helen of Troy Ltd. *	3,170	99,665
Iconix Brand Group, Inc. *	5,086	95,108
iRobot Corp. *	1,879	47,332
Jarden Corp.	5,528	267,168
KB Home (a)	4,626	51,071
La-Z-Boy, Inc. *	5,072	69,994
Leapfrog Enterprises, Inc. *	4,120	44,661
Leggett & Platt, Inc.	11,412	270,921
Lennar Corp., Class A	10,778	349,531
M.D.C Holdings, Inc.	3,170	109,936
Mattel, Inc.	23,534	826,985
Meritage Homes Corp. *	1,911	71,223
Michael Kors Holdings Ltd. *	2,897	156,293
Mohawk Industries, Inc. *	3,804	274,078
Movado Group, Inc.	1,540	54,146
Newell Rubbermaid, Inc.	20,288	363,764
NIKE, Inc., Class B	25,994	2,530,776
NVR, Inc. *	348	288,207
Oxford Industries, Inc.	1,270	69,253
Polaris Industries, Inc.	4,552	342,265
PulteGroup, Inc. *	24,092	329,579
PVH Corp.	4,438	416,728
Ralph Lauren Corp.	4,438	704,089
Skechers U.S.A., Inc., Class A *	2,780	60,243
Smith & Wesson Holding Corp. *	3,170	25,487
Standard Pacific Corp. *	11,449	76,708
Steven Madden Ltd. *	3,170	136,056
Sturm Ruger & Co., Inc. (a)	1,321	57,199
Tempur-Pedic International, Inc. *	4,438	138,643
The Jones Group, Inc.	5,072	64,262
The Ryland Group, Inc.	3,006	80,591
The Warnaco Group, Inc. *	3,170	163,001
Toll Brothers, Inc. *	10,778	352,656
True Religion Apparel, Inc.	1,740	40,351
Tumi Holdings, Inc. *(a)	2,260	47,596
Tupperware Brands Corp.	4,438	237,344
Under Armour, Inc., Class A *	5,300	308,513
Vera Bradley, Inc. *(a)	1,902	40,379
VF Corp.	6,340	967,991
Whirlpool Corp.	5,072	382,733
Wolverine World Wide, Inc.	3,804	178,902

		15,207,543

Consumer Services 2.2%
AFC Enterprises, Inc. *	1,902	45,686
American Public Education, Inc. *	1,270	42,799
Ameristar Casinos, Inc.	2,260	38,081
Apollo Group, Inc., Class A *	8,876	238,321
Ascent Capital Group, Inc., Class A *	1,020	52,581
Bally Technologies, Inc. *	3,804	168,479
BJ’s Restaurants, Inc. *	1,902	78,077
Bob Evans Farms, Inc.	2,037	80,136
Boyd Gaming Corp. *(a)	5,540	33,295
Bridgepoint Education, Inc. *(a)	3,914	38,592
Brinker International, Inc.	5,567	191,839
Buffalo Wild Wings, Inc. *	1,282	98,432
Burger King Worldwide, Inc. *	6,340	82,610
Carnival Corp.	27,833	965,248
CEC Entertainment, Inc.	1,879	55,825
Chipotle Mexican Grill, Inc. *	2,238	645,976
Choice Hotels International, Inc.	1,930	60,814
Churchill Downs, Inc.	971	55,570
Coinstar, Inc. *(a)	1,975	100,962
Cracker Barrel Old Country Store, Inc.	1,902	119,788
Darden Restaurants, Inc.	9,510	494,045
DeVry, Inc.	4,438	85,698
DineEquity, Inc. *	1,078	57,102

See financial notes 25

 Schwab U.S. Broad Market ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Domino’s Pizza, Inc.	5,128	181,736
Dunkin’ Brands Group, Inc.	8,250	240,323
Gaylord Entertainment Co. *	2,536	102,809
Grand Canyon Education, Inc. *	2,360	49,843
H&R Block, Inc.	20,458	338,785
Hillenbrand, Inc.	5,072	91,905
Hyatt Hotels Corp., Class A *	2,536	96,191
International Game Technology	21,556	264,923
International Speedway Corp., Class A	2,044	54,391
Interval Leisure Group, Inc.	3,363	62,047
ITT Educational Services, Inc. *(a)	2,536	81,177
Jack in the Box, Inc. *	3,092	80,670
K12, Inc. *(a)	2,536	53,383
Las Vegas Sands Corp.	27,356	1,159,621
Life Time Fitness, Inc. *	2,781	132,042
Marriott International, Inc., Class A	20,096	757,217
Marriott Vacations Worldwide Corp. *	2,104	67,580
Matthews International Corp., Class A	2,536	75,902
McDonald’s Corp.	71,642	6,411,243
MGM Resorts International *	21,796	214,909
Orient-Express Hotels Ltd., Class A *	6,340	55,729
Panera Bread Co., Class A *	2,016	312,278
Papa John’s International, Inc. *	1,396	71,880
Peet’s Coffee & Tea, Inc. *	880	64,680
Penn National Gaming, Inc. *	4,438	174,369
Pinnacle Entertainment, Inc. *	4,403	48,741
Regis Corp.	4,060	73,121
Royal Caribbean Cruises Ltd.	9,510	256,960
Scientific Games Corp., Class A *	7,608	55,767
Service Corp. International	17,752	231,486
Shuffle Master, Inc. *	3,698	56,099
Six Flags Entertainment Corp.	3,807	210,261
Sonic Corp. *	4,438	41,584
Sotheby’s	4,534	141,733
Starbucks Corp.	53,258	2,642,129
Starwood Hotels & Resorts Worldwide, Inc.	13,714	756,053
Steiner Leisure Ltd. *	1,003	46,880
Stewart Enterprises, Inc., Class A	5,706	41,996
Strayer Education, Inc. (a)	1,268	82,141
Texas Roadhouse, Inc.	4,438	76,200
The Cheesecake Factory, Inc.	3,612	119,955
The Wendy’s Co.	25,994	110,994
Vail Resorts, Inc.	2,536	130,731
Weight Watchers International, Inc.	1,268	60,572
WMS Industries, Inc. *	3,170	50,498
Wyndham Worldwide Corp.	10,778	561,965
Wynn Resorts Ltd.	5,706	588,688
Yum! Brands, Inc.	32,334	2,060,323

		23,470,466

Diversified Financials 5.0%
Affiliated Managers Group, Inc. *	3,804	447,426
American Express Co.	72,276	4,213,691
Ameriprise Financial, Inc.	15,850	870,323
Bank of America Corp.	752,558	6,012,938
BGC Partners, Inc., Class A	6,554	29,559
BlackRock, Inc.	7,124	1,256,460
Capital One Financial Corp.	41,210	2,329,601
Cash America International, Inc.	2,045	79,387
CBOE Holdings, Inc.	7,016	199,535
Citigroup, Inc.	205,416	6,102,909
CME Group, Inc.	22,190	1,218,231
Cohen & Steers, Inc. (a)	1,902	64,193
Credit Acceptance Corp. *	634	62,424
DFC Global Corp. *	2,536	47,220
Discover Financial Services	38,040	1,473,289
E*TRADE Financial Corp. *	17,118	146,701
Eaton Vance Corp.	8,242	223,276
Evercore Partners, Inc., Class A	1,268	31,320
EZCORP, Inc., Class A *	3,804	86,161
Federated Investors, Inc., Class B (a)	7,608	161,442
Financial Engines, Inc. *	3,170	67,521
First Cash Financial Services, Inc. *	1,917	85,537
Franklin Resources, Inc.	10,151	1,191,727
GAMCO Investors, Inc., Class A	1,106	49,881
Green Dot Corp., Class A *(a)	1,744	19,969
Greenhill & Co., Inc.	2,536	110,696
HFF, Inc., Class A *	3,170	42,161
Interactive Brokers Group, Inc., Class A	3,127	43,215
IntercontinentalExchange, Inc. *	5,072	693,342
Invesco Ltd.	32,334	765,669
Janus Capital Group, Inc.	12,680	110,570
Jefferies Group, Inc.	10,299	151,292
JPMorgan Chase & Co.	266,280	9,889,639
Knight Capital Group, Inc., Class A *	6,275	17,319
Legg Mason, Inc.	9,027	221,884
Leucadia National Corp.	13,948	298,208
LPL Financial Holdings, Inc.	3,804	109,061
MarketAxess Holdings, Inc.	2,271	73,966
Moody’s Corp.	14,582	577,447
Morgan Stanley	95,144	1,427,160
MSCI, Inc., Class A *	8,876	311,370
Nelnet, Inc., Class A	1,978	47,373
Northern Trust Corp.	15,216	706,631
NYSE Euronext	18,386	460,569
PHH Corp. *	6,340	110,633
Raymond James Financial, Inc.	7,794	274,349
SEI Investments Co.	11,412	248,211
SLM Corp.	36,138	569,174
State Street Corp.	34,870	1,450,592
Stifel Financial Corp. *	3,804	124,315
T. Rowe Price Group, Inc.	17,752	1,090,683
TD Ameritrade Holding Corp.	16,484	282,041
The Bank of New York Mellon Corp.	83,740	1,887,500
The Charles Schwab Corp. (b)	72,622	979,671
The Goldman Sachs Group, Inc.	29,164	3,083,218
The NASDAQ OMX Group, Inc.	10,778	246,493
Waddell & Reed Financial, Inc., Class A	5,706	168,898
Walter Investment Management Corp.	1,960	54,860
WisdomTree Investments, Inc. *	7,608	47,474
World Acceptance Corp. *	1,268	92,564

		53,238,969

26 See financial notes

 Schwab U.S. Broad Market ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Energy 10.3%
Alpha Natural Resources, Inc. *	13,948	82,851
Anadarko Petroleum Corp.	34,870	2,415,445
Apache Corp.	27,262	2,337,716
Approach Resources, Inc. *	1,465	42,104
Arch Coal, Inc. (a)	14,582	89,096
Atwood Oceanics, Inc. *	3,804	176,049
Baker Hughes, Inc.	30,432	1,387,699
Berry Petroleum Co., Class A	3,804	140,139
Bill Barrett Corp. *	4,438	97,325
Bristow Group, Inc.	3,170	148,641
C&J Energy Services, Inc. *(a)	3,105	62,504
Cabot Oil & Gas Corp.	15,216	630,094
Cameron International Corp. *	17,752	971,212
CARBO Ceramics, Inc. (a)	1,902	133,863
Carrizo Oil & Gas, Inc. *	2,536	64,009
Cheniere Energy, Inc. *	13,314	196,515
Chesapeake Energy Corp.	45,014	871,021
Chevron Corp.	138,212	15,501,858
Cimarex Energy Co.	6,340	362,711
Clayton Williams Energy, Inc. *	634	30,464
Clean Energy Fuels Corp. *(a)	4,438	58,315
Cloud Peak Energy, Inc. *	4,438	78,064
Cobalt International Energy, Inc. *	13,022	295,730
Comstock Resources, Inc. *	3,170	52,273
Concho Resources, Inc. *	7,608	682,742
ConocoPhillips	88,760	5,040,680
CONSOL Energy, Inc.	15,339	463,238
Contango Oil & Gas Co. *	634	35,206
Continental Resources, Inc. *	4,004	296,536
Crosstex Energy, Inc.	3,772	46,773
CVR Energy, Inc. *	1,268	37,812
Denbury Resources, Inc. *	27,311	423,047
Devon Energy Corp.	26,628	1,539,897
Diamond Offshore Drilling, Inc.	4,438	297,435
Dresser-Rand Group, Inc. *	5,221	264,287
Dril-Quip, Inc. *	3,170	222,027
Energen Corp.	5,072	258,926
Energy Partners Ltd. *	3,200	55,104
EOG Resources, Inc.	19,020	2,059,866
EQT Corp.	10,778	581,581
EXCO Resources, Inc. (a)	10,778	73,829
Exterran Holdings, Inc. *	4,466	82,130
Exxon Mobil Corp.	327,767	28,614,059
FMC Technologies, Inc. *	16,672	780,916
Forest Oil Corp. *	7,608	56,375
Forum Energy Technologies, Inc. *	1,268	30,014
Gulfmark Offshore, Inc., Class A *	1,902	66,722
Gulfport Energy Corp. *	3,190	83,897
Halliburton Co.	64,668	2,118,524
Helix Energy Solutions Group, Inc. *	6,974	122,882
Helmerich & Payne, Inc.	6,974	318,293
Hercules Offshore, Inc. *	11,344	46,624
Hess Corp.	21,556	1,089,225
HollyFrontier Corp.	13,460	542,303
Hornbeck Offshore Services, Inc. *	2,536	98,498
ION Geophysical Corp. *	12,046	78,660
Key Energy Services, Inc. *	12,046	95,284
Kinder Morgan, Inc.	33,602	1,201,943
KiOR, Inc., Class A *(a)	5,546	42,427
Kodiak Oil & Gas Corp. *	17,154	153,357
Laredo Petroleum Holdings, Inc. *	2,168	47,176
Lufkin Industries, Inc.	2,536	132,937
Magnum Hunter Resources Corp. *	8,932	38,408
Marathon Oil Corp.	50,086	1,393,392
Marathon Petroleum Corp.	23,700	1,226,475
McDermott International, Inc. *	16,484	183,632
McMoRan Exploration Co. *(a)	9,756	123,218
Murphy Oil Corp.	13,314	683,408
Nabors Industries Ltd. *	20,922	309,018
National-Oilwell Varco, Inc.	29,798	2,348,082
Newfield Exploration Co. *	9,510	310,311
Newpark Resources, Inc. *	6,370	43,826
Noble Corp. *	17,995	686,329
Noble Energy, Inc.	12,680	1,114,572
Northern Oil and Gas, Inc. *	4,438	72,517
Oasis Petroleum, Inc. *	5,072	148,762
Occidental Petroleum Corp.	57,060	4,850,671
Oceaneering International, Inc.	7,608	407,332
Oil States International, Inc. *	3,470	271,493
OYO Geospace Corp. *	720	65,945
Parker Drilling Co. *	8,189	33,902
Patterson-UTI Energy, Inc.	11,412	173,348
PDC Energy, Inc. *	2,536	70,577
Peabody Energy Corp.	19,654	425,116
Phillips 66	43,112	1,810,704
Pioneer Energy Services Corp. *	8,242	63,463
Pioneer Natural Resources Co.	8,876	864,167
Plains Exploration & Production Co. *	9,004	354,037
QEP Resources, Inc.	12,210	350,305
Quicksilver Resources, Inc. *(a)	9,614	32,688
Range Resources Corp.	11,412	743,948
Rentech, Inc. *	25,800	56,760
Resolute Energy Corp. *	5,780	52,251
Rex Energy Corp. *	5,160	63,932
Rosetta Resources, Inc. *	4,438	190,568
Rowan Cos. plc, Class A *	8,876	312,258
RPC, Inc. (a)	3,486	42,703
SandRidge Energy, Inc. *	24,747	162,588
Schlumberger Ltd.	93,832	6,791,560
SEACOR Holdings, Inc. *	1,268	109,061
SemGroup Corp., Class A *	3,170	112,662
Ship Finance International Ltd. (a)	3,936	63,527
SM Energy Co.	4,438	209,607
Solazyme, Inc. *	3,820	45,802
Southwestern Energy Co. *	24,092	749,984
Spectra Energy Corp.	45,014	1,272,096
Stone Energy Corp. *	4,794	112,803
Sunoco, Inc.	8,242	388,940
Superior Energy Services, Inc. *	11,078	230,090
Swift Energy Co. *	2,536	49,427
Targa Resources Corp.	2,536	114,805
Teekay Corp.	2,782	82,292
Tesoro Corp.	10,144	403,123
TETRA Technologies, Inc. *	5,665	36,313
The Williams Cos., Inc.	43,556	1,405,552
Tidewater, Inc.	3,804	180,424
Ultra Petroleum Corp. *(a)	10,778	221,596
Unit Corp. *	3,170	126,103
VAALCO Energy, Inc. *	5,780	42,830
Valero Energy Corp.	39,308	1,228,768
W&T Offshore, Inc.	2,536	43,771

See financial notes 27

 Schwab U.S. Broad Market ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Weatherford International Ltd. *	52,622	618,835
Western Refining, Inc.	4,438	124,131
Whiting Petroleum Corp. *	8,876	395,159
World Fuel Services Corp.	5,072	188,729
WPX Energy, Inc. *	13,493	210,491

		110,046,117

Food & Staples Retailing 2.1%
Casey’s General Stores, Inc.	3,170	179,263
Costco Wholesale Corp.	30,432	2,978,380
CVS Caremark Corp.	90,028	4,100,775
Harris Teeter Supermarkets, Inc.	2,694	105,255
PriceSmart, Inc.	1,268	92,741
Rite Aid Corp. *	42,746	50,868
Safeway, Inc. (a)	16,703	261,402
Spartan Stores, Inc.	2,580	39,500
Sysco Corp.	41,210	1,248,663
The Andersons, Inc.	1,902	76,403
The Fresh Market, Inc. *	2,536	146,378
The Kroger Co.	36,431	811,683
United Natural Foods, Inc. *	3,170	182,212
Wal-Mart Stores, Inc.	122,362	8,883,481
Walgreen Co.	61,010	2,181,718
Weis Markets, Inc.	1,268	53,446
Whole Foods Market, Inc.	11,412	1,104,111

		22,496,279

Food, Beverage & Tobacco 5.6%
Altria Group, Inc.	143,284	4,865,925
Archer-Daniels-Midland Co.	42,874	1,146,879
B&G Foods, Inc.	3,804	111,343
Beam, Inc.	10,778	629,004
Brown-Forman Corp., Class B	11,412	731,509
Bunge Ltd.	10,144	645,666
Campbell Soup Co.	14,582	512,411
Coca-Cola Enterprises, Inc.	20,844	615,523
ConAgra Foods, Inc.	28,674	720,004
Constellation Brands, Inc., Class A *	13,948	459,447
Darling International, Inc. *	8,242	136,982
Dean Foods Co. *	12,046	197,795
Dr. Pepper Snapple Group, Inc.	14,755	661,172
Flowers Foods, Inc.	10,144	209,474
Fresh Del Monte Produce, Inc.	3,170	78,299
General Mills, Inc.	43,112	1,695,595
Green Mountain Coffee Roasters, Inc. *(a)	8,242	200,363
H.J. Heinz Co.	22,824	1,271,753
Hillshire Brands Co.	8,260	215,338
Hormel Foods Corp.	10,144	291,336
Ingredion, Inc.	5,706	307,154
J&J Snack Foods Corp.	1,320	75,372
Kellogg Co.	17,118	867,027
Kraft Foods, Inc., Class A	123,630	5,134,354
Lancaster Colony Corp.	1,280	92,723
Lorillard, Inc.	9,510	1,193,600
McCormick & Co., Inc. Non Voting Shares	8,876	545,341
Mead Johnson Nutrition Co.	14,582	1,069,298
Molson Coors Brewing Co., Class B	10,778	480,052
Monster Beverage Corp. *	10,778	635,148
PepsiCo, Inc.	109,682	7,944,267
Philip Morris International, Inc.	121,094	10,813,694
Post Holdings, Inc. *	1,902	56,775
Ralcorp Holdings, Inc. *	3,804	269,932
Reynolds American, Inc.	23,052	1,062,697
Sanderson Farms, Inc.	1,902	83,726
Smart Balance, Inc. *	3,170	36,740
Smithfield Foods, Inc. *	10,778	208,231
Snyders-Lance, Inc.	3,804	88,976
Star Scientific, Inc. *(a)	9,510	35,758
The Boston Beer Co., Inc., Class A *(a)	634	65,321
The Coca-Cola Co.	292,908	10,954,759
The Hain Celestial Group, Inc. *	3,170	218,698
The Hershey Co.	10,778	774,076
The J.M. Smucker Co.	8,242	700,323
Tootsie Roll Industries, Inc. (a)	1,956	49,624
TreeHouse Foods, Inc. *	2,536	131,745
Tyson Foods, Inc., Class A	19,654	307,782
Universal Corp.	1,902	90,212
Vector Group Ltd. (a)	3,583	60,947

		59,750,170

Health Care Equipment & Services 4.0%
Abaxis, Inc. *	1,879	70,406
ABIOMED, Inc. *	2,367	52,855
Accretive Health, Inc. *(a)	5,072	60,306
Aetna, Inc.	24,238	930,982
Air Methods Corp. *	748	87,172
Alere, Inc. *	5,706	107,159
Align Technology, Inc. *	4,346	147,547
Allscripts Healthcare Solutions, Inc. *	13,314	139,797
AMERIGROUP Corp. *	3,317	301,582
AmerisourceBergen Corp.	17,660	680,263
AmSurg Corp. *	2,160	63,526
Analogic Corp.	838	58,249
ArthroCare Corp. *	3,170	93,769
athenahealth, Inc. *	2,536	224,106
Baxter International, Inc.	38,674	2,269,390
Becton, Dickinson & Co.	13,314	1,011,598
Bio-Reference Labs, Inc. *	1,840	48,061
Boston Scientific Corp. *	105,878	571,741
Brookdale Senior Living, Inc. *	6,340	137,768
C.R. Bard, Inc.	5,820	571,000
Cantel Medical Corp.	1,540	39,670
Cardinal Health, Inc.	24,726	977,913
CareFusion Corp. *	15,850	416,379
Centene Corp. *	3,804	154,480
Cerner Corp. *	10,144	741,932
Chemed Corp.	1,902	125,589
CIGNA Corp.	20,416	934,440
Community Health Systems, Inc. *	6,974	188,577
Computer Programs & Systems, Inc.	831	42,007
CONMED Corp.	1,939	52,392
Coventry Health Care, Inc.	10,778	448,688
Covidien plc	33,602	1,883,392
Cyberonics, Inc. *	2,536	126,622
DaVita, Inc. *	6,974	678,361
DENTSPLY International, Inc.	10,144	367,923
Dexcom, Inc. *	5,706	75,890

28 See financial notes

 Schwab U.S. Broad Market ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Edwards Lifesciences Corp. *	8,242	841,591
Emeritus Corp. *	4,438	88,849
Endologix, Inc. *	3,925	46,982
Express Scripts Holding Co. *	56,426	3,533,396
Haemonetics Corp. *	1,902	140,120
Hanger, Inc. *	2,435	69,665
HCA Holdings, Inc.	12,046	343,913
Health Management Associates, Inc., Class A *	18,386	140,837
Health Net, Inc. *	6,974	162,145
HEALTHSOUTH Corp. *	6,340	145,186
Henry Schein, Inc. *	6,340	486,975
Hill-Rom Holdings, Inc.	4,438	123,066
HMS Holdings Corp. *	5,880	202,625
Hologic, Inc. *	17,752	348,472
Humana, Inc.	11,412	799,753
ICU Medical, Inc. *	820	45,510
IDEXX Laboratories, Inc. *	3,818	362,939
Insulet Corp. *	3,170	66,475
Integra LifeSciences Holdings Corp. *	1,916	75,375
Intuitive Surgical, Inc. *	2,725	1,340,128
IPC The Hospitalist Co. *	1,120	49,493
Kindred Healthcare, Inc. *	6,340	70,754
Laboratory Corp. of America Holdings *	6,974	613,363
LifePoint Hospitals, Inc. *	3,804	153,758
Magellan Health Services, Inc. *	2,536	125,811
MAKO Surgical Corp. *(a)	3,170	52,242
Masimo Corp. *	3,804	83,992
McKesson Corp.	16,484	1,435,921
MedAssets, Inc. *	3,830	65,378
Medidata Solutions, Inc. *	1,879	65,915
MEDNAX, Inc. *	3,170	219,618
Medtronic, Inc.	72,910	2,964,521
Meridian Bioscience, Inc.	4,438	78,464
Merit Medical Systems, Inc. *	3,170	45,173
Molina Healthcare, Inc. *	2,091	50,686
MWI Veterinary Supply, Inc. *	1,268	127,840
Neogen Corp. *	1,902	74,254
NuVasive, Inc. *	3,357	70,766
NxStage Medical, Inc. *	3,804	48,501
Omnicare, Inc.	8,242	266,876
OraSure Technologies, Inc. *	2,536	24,625
Orthofix International N.V. *	1,306	55,270
Owens & Minor, Inc.	4,438	124,220
Patterson Cos., Inc.	6,974	236,907
PSS World Medical, Inc. *	4,438	95,816
Quality Systems, Inc.	3,804	67,217
Quest Diagnostics, Inc.	10,778	651,746
ResMed, Inc. *	10,144	381,110
Select Medical Holdings Corp. *	5,940	61,479
Sirona Dental Systems, Inc. *	4,566	242,637
St. Jude Medical, Inc.	22,139	835,969
STERIS Corp.	3,804	130,249
Stryker Corp.	20,922	1,114,306
Sunrise Senior Living, Inc. *	5,088	73,165
Team Health Holdings, Inc. *	3,170	90,504
Teleflex, Inc.	3,170	209,315
Tenet Healthcare Corp. *	34,236	177,685
The Cooper Cos., Inc.	3,170	265,804
Thoratec Corp. *	3,804	128,918
Triple-S Management Corp., Class B *	2,215	45,275
UnitedHealth Group, Inc.	72,910	3,959,013
Universal American Corp. *	5,706	51,639
Universal Health Services, Inc., Class B	6,340	253,283
Vanguard Health Systems, Inc. *	4,932	48,087
Varian Medical Systems, Inc. *	7,813	459,326
VCA Antech, Inc. *	5,706	110,354
Volcano Corp. *	3,804	107,577
WellCare Health Plans, Inc. *	3,170	179,707
WellPoint, Inc.	23,458	1,404,430
West Pharmaceutical Services, Inc.	2,536	120,080
Wright Medical Group, Inc. *	3,804	78,743
Zimmer Holdings, Inc.	12,680	783,370

		43,476,686

Household & Personal Products 2.1%
Avon Products, Inc.	29,798	460,379
Church & Dwight Co., Inc.	10,144	555,283
Colgate-Palmolive Co.	31,066	3,302,626
Elizabeth Arden, Inc. *	2,536	118,025
Energizer Holdings, Inc.	4,552	313,633
Herbalife Ltd.	8,242	398,830
Kimberly-Clark Corp.	27,885	2,331,186
Nu Skin Enterprises, Inc., Class A	4,438	184,133
Prestige Brands Holdings, Inc., Class A *	3,463	55,616
Spectrum Brands Holdings, Inc.	1,710	62,979
The Clorox Co.	9,510	691,853
The Estee Lauder Cos., Inc., Class A	16,484	988,216
The Procter & Gamble Co.	192,736	12,949,932
WD-40 Co.	1,062	51,836

		22,464,527

Insurance 3.8%
ACE Ltd.	23,458	1,729,558
Aflac, Inc.	32,968	1,522,462
Alleghany Corp. *	1,268	427,506
Allied World Assurance Co. Holdings AG	2,536	199,152
American Equity Investment Life Holding Co.	4,403	50,899
American Financial Group, Inc.	6,340	238,130
American International Group, Inc. *	50,720	1,741,218
American National Insurance Co.	1,268	89,635
AmTrust Financial Services, Inc.	2,092	54,536
Aon plc	22,845	1,187,026
Arch Capital Group Ltd. *	9,510	379,544
Argo Group International Holdings Ltd.	2,536	74,964
Arthur J. Gallagher & Co.	8,208	293,190
Aspen Insurance Holdings Ltd.	5,072	147,494
Assurant, Inc.	6,548	230,817
Assured Guaranty Ltd.	11,486	151,615
Axis Capital Holdings Ltd.	10,144	345,606
Berkshire Hathaway, Inc., Class B *	133,774	11,282,499
Brown & Brown, Inc.	8,242	216,270
Cincinnati Financial Corp.	10,778	416,678
CNA Financial Corp.	2,552	66,658

See financial notes 29

 Schwab U.S. Broad Market ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
CNO Financial Group, Inc.	15,218	135,440
Employers Holdings, Inc.	2,536	46,231
Endurance Specialty Holdings Ltd.	3,804	143,829
Enstar Group Ltd. *	634	58,620
Erie Indemnity Co., Class A	1,916	122,183
Everest Re Group Ltd.	3,170	328,602
FBL Financial Group, Inc., Class A	1,540	51,005
Fidelity National Financial, Inc., Class A	16,484	310,559
First American Financial Corp.	7,608	146,606
Genworth Financial, Inc., Class A *	33,602	177,755
Greenlight Capital Re Ltd., Class A *	1,902	46,181
Hanover Insurance Group, Inc.	3,804	135,765
Hartford Financial Services Group, Inc.	30,521	547,242
HCC Insurance Holdings, Inc.	7,608	251,673
Horace Mann Educators Corp.	3,141	55,187
Infinity Property & Casualty Corp.	634	35,567
Kemper Corp.	3,804	116,402
Lincoln National Corp.	20,922	485,809
Loews Corp.	24,726	1,005,112
Markel Corp. *	634	275,727
Marsh & McLennan Cos., Inc.	37,637	1,286,056
MBIA, Inc. *(a)	10,656	115,937
Mercury General Corp.	2,536	97,103
MetLife, Inc.	57,694	1,969,096
Montpelier Re Holdings Ltd.	5,706	123,021
National Financial Partners Corp. *	3,170	46,726
Old Republic International Corp.	16,628	143,500
OneBeacon Insurance Group Ltd., Class A	3,080	39,763
PartnerRe Ltd.	4,622	339,255
Platinum Underwriters Holdings Ltd.	3,170	125,976
Primerica, Inc.	3,170	92,437
Principal Financial Group, Inc.	19,696	540,458
ProAssurance Corp.	2,016	179,888
Protective Life Corp.	5,706	161,195
Prudential Financial, Inc.	33,602	1,831,645
Reinsurance Group of America, Inc.	5,072	297,929
RenaissanceRe Holdings Ltd.	3,804	293,859
RLI Corp.	1,268	80,340
Safety Insurance Group, Inc.	1,268	57,428
Selective Insurance Group, Inc.	3,804	68,206
StanCorp Financial Group, Inc.	3,170	98,967
Symetra Financial Corp.	5,399	65,976
The Allstate Corp.	32,242	1,201,982
The Chubb Corp.	19,192	1,418,097
The Navigators Group, Inc. *	640	31,078
The Progressive Corp.	39,719	775,712
The Travelers Cos., Inc.	27,318	1,768,567
Torchmark Corp.	7,182	367,575
Tower Group, Inc.	2,536	47,271
Unum Group	20,170	393,517
Validus Holdings Ltd.	5,992	200,792
W.R. Berkley Corp.	7,752	289,770
White Mountains Insurance Group Ltd.	412	214,380
XL Group plc	21,712	501,981

		40,586,435

Materials 3.8%
A. Schulman, Inc.	1,268	30,800
Air Products & Chemicals, Inc.	13,948	1,151,826
Airgas, Inc.	4,552	378,135
AK Steel Holding Corp. (a)	7,562	39,474
Albemarle Corp.	6,340	346,988
Alcoa, Inc.	73,848	632,139
Allegheny Technologies, Inc.	6,974	206,709
Allied Nevada Gold Corp. *	5,706	185,901
AMCOL International Corp.	1,826	54,908
American Vanguard Corp.	1,640	48,249
AptarGroup, Inc.	4,438	224,785
Ashland, Inc.	5,072	373,451
Balchem Corp.	2,536	92,513
Ball Corp.	10,920	460,496
Bemis Co., Inc.	7,608	230,218
Boise, Inc.	8,242	62,062
Buckeye Technologies, Inc.	3,170	96,114
Cabot Corp.	4,438	154,576
Calgon Carbon Corp. *	3,874	52,880
Carpenter Technology Corp.	3,170	149,814
Celanese Corp., Series A	11,412	436,623
CF Industries Holdings, Inc.	4,552	942,310
Chemtura Corp. *	7,608	125,760
Clearwater Paper Corp. *	1,902	71,743
Cliffs Natural Resources, Inc.	10,144	363,561
Coeur d’Alene Mines Corp. *	6,340	145,757
Commercial Metals Co.	8,242	105,003
Compass Minerals International, Inc.	2,536	182,136
Crown Holdings, Inc. *	11,412	413,685
Cytec Industries, Inc.	3,170	217,050
Deltic Timber Corp.	862	52,875
Domtar Corp.	2,536	183,708
E.I. du Pont de Nemours & Co.	65,302	3,248,774
Eagle Materials, Inc.	3,804	162,241
Eastman Chemical Co.	10,778	595,592
Ecolab, Inc.	18,386	1,177,256
FMC Corp.	10,144	551,022
Freeport-McMoRan Copper & Gold, Inc.	65,936	2,380,949
Georgia Gulf Corp.	2,336	92,599
Globe Specialty Metals, Inc.	3,633	53,005
Graphic Packaging Holding Co. *	8,942	49,986
Greif, Inc., Class A	2,536	112,852
H.B. Fuller Co.	3,412	103,759
Haynes International, Inc.	1,268	61,815
Hecla Mining Co.	17,752	96,038
Huntsman Corp.	12,680	182,338
Innophos Holdings, Inc.	1,902	89,946
International Flavors & Fragrances, Inc.	5,706	345,327
International Paper Co.	28,530	985,997
Intrepid Potash, Inc. *	3,804	85,324
Kaiser Aluminum Corp.	1,268	70,818
KapStone Paper and Packaging Corp. *	3,190	63,896
Koppers Holdings, Inc.	1,902	61,644
Kraton Performance Polymers, Inc. *	2,200	47,190
Louisiana-Pacific Corp. *	9,510	127,624
LSB Industries, Inc. *	1,270	47,879

30 See financial notes

 Schwab U.S. Broad Market ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
LyondellBasell Industries N.V., Class A	24,726	1,207,618
Martin Marietta Materials, Inc. (a)	3,170	242,125
McEwen Mining, Inc. *	10,778	42,681
MeadWestvaco Corp.	12,046	346,443
Minerals Technologies, Inc.	1,282	86,932
Molycorp, Inc. *(a)	3,804	43,784
Monsanto Co.	37,406	3,258,437
Myers Industries, Inc.	2,536	37,533
NewMarket Corp.	660	162,439
Newmont Mining Corp.	34,044	1,725,350
Nucor Corp.	20,288	763,843
Olin Corp.	6,340	135,866
OM Group, Inc. *	1,902	35,073
Owens-Illinois, Inc. *	12,046	210,564
P.H. Glatfelter Co.	2,980	50,064
Packaging Corp. of America	6,974	223,307
PolyOne Corp.	6,340	100,045
PPG Industries, Inc.	10,778	1,185,796
Praxair, Inc.	20,922	2,207,271
Quaker Chemical Corp.	1,268	59,659
Reliance Steel & Aluminum Co.	5,706	293,460
Resolute Forest Products *(a)	5,072	63,755
Rock-Tenn Co., Class A	5,213	348,072
Rockwood Holdings, Inc.	5,072	240,108
Royal Gold, Inc.	4,113	362,026
RPM International, Inc.	9,510	260,669
RTI International Metals, Inc. *	2,060	44,681
Schnitzer Steel Industries, Inc., Class A	1,902	52,533
Schweitzer-Mauduit International, Inc.	2,536	81,862
Sealed Air Corp.	13,948	199,038
Sensient Technologies Corp.	3,804	136,373
Sigma-Aldrich Corp.	7,608	540,396
Silgan Holdings, Inc.	3,271	137,153
Sonoco Products Co.	6,974	213,335
Southern Copper Corp.	12,167	395,914
Steel Dynamics, Inc.	15,216	185,940
Stepan Co.	634	60,560
Stillwater Mining Co. *	7,990	84,135
SunCoke Energy, Inc. *	4,310	68,184
Texas Industries, Inc. *(a)	2,536	98,803
The Dow Chemical Co.	83,326	2,442,285
The Mosaic Co.	18,386	1,064,733
The Scotts Miracle-Gro Co., Class A	3,170	132,030
The Sherwin-Williams Co.	6,340	907,127
The Valspar Corp.	6,340	338,176
Titanium Metals Corp.	6,974	85,362
United States Steel Corp. (a)	10,144	197,301
Valhi, Inc.	1,902	23,984
Vulcan Materials Co.	7,608	296,103
W.R. Grace & Co. *	4,438	256,339
Walter Energy, Inc.	4,438	145,123
Westlake Chemical Corp.	1,902	130,820
Worthington Industries, Inc.	4,470	93,423

		41,110,753

Media 3.4%
AMC Networks, Inc., Class A *	4,438	174,591
Arbitron, Inc.	1,902	66,893
Belo Corp., Class A	6,974	50,910
Cablevision Systems Corp., Class A	16,484	246,436
CBS Corp., Class B Non Voting Shares	42,506	1,544,668
Charter Communications, Inc., Class A *	3,170	246,626
Cinemark Holdings, Inc.	6,798	159,209
Comcast Corp., Class A	188,932	6,334,890
DIRECTV *	45,661	2,378,481
Discovery Communications, Inc., Series A *	18,386	1,008,288
DISH Network Corp., Class A	15,216	486,760
DreamWorks Animation SKG, Inc., Class A *(a)	5,072	86,072
Gannett Co., Inc.	17,752	270,896
John Wiley & Sons, Inc., Class A	3,570	176,144
Lamar Advertising Co., Class A *	4,438	146,987
Liberty Global, Inc., Series A *	17,752	981,153
Liberty Media Corp. - Liberty Capital, Series A *	8,242	859,476
Live Nation Entertainment, Inc. *	9,601	81,801
Meredith Corp. (a)	3,170	103,215
Morningstar, Inc.	1,902	112,998
National CineMedia, Inc.	4,466	64,757
News Corp., Class A	152,794	3,573,852
Omnicom Group, Inc.	19,167	984,609
Pandora Media, Inc. *(a)	4,545	54,495
Regal Entertainment Group, Class A (a)	5,706	79,313
Scholastic Corp.	1,670	51,018
Scripps Networks Interactive, Class A	6,340	374,694
Sirius XM Radio, Inc. *	274,522	694,541
The Interpublic Group of Cos., Inc.	33,602	357,525
The Madison Square Garden Co., Class A *	3,857	162,804
The McGraw-Hill Cos., Inc.	19,348	990,618
The New York Times Co., Class A *	11,412	104,876
The Walt Disney Co.	116,656	5,770,972
The Washington Post Co., Class B	312	109,980
Time Warner Cable, Inc.	22,192	1,971,093
Time Warner, Inc.	67,204	2,792,326
Valassis Communications, Inc. *(a)	3,170	79,472
Viacom, Inc., Class B	34,944	1,747,549
Virgin Media, Inc.	20,288	559,340

		36,040,328

Pharmaceuticals, Biotechnology & Life Sciences 7.6%
Abbott Laboratories	110,316	7,230,111
Achillion Pharmaceuticals, Inc. *	4,815	33,849
Acorda Therapeutics, Inc. *	4,438	101,408
Agilent Technologies, Inc.	24,092	895,259
Akorn, Inc. *	4,529	62,681
Alexion Pharmaceuticals, Inc. *	13,314	1,427,394
Alkermes plc *	6,974	127,973
Allergan, Inc.	21,556	1,856,618
Alnylam Pharmaceuticals, Inc. *	4,270	78,098
Amgen, Inc.	54,524	4,575,654
Arena Pharmaceuticals, Inc. *(a)	13,620	123,125
ARIAD Pharmaceuticals, Inc. *	12,680	260,701
Arqule, Inc. *	3,804	19,933

See financial notes 31

 Schwab U.S. Broad Market ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Auxilium Pharmaceuticals, Inc. *	3,170	73,861
AVEO Pharmaceuticals, Inc. *(a)	4,160	39,894
Bio-Rad Laboratories, Inc., Class A *	1,268	127,282
Biogen Idec, Inc. *	17,118	2,509,328
BioMarin Pharmaceutical, Inc. *	7,608	284,083
Bristol-Myers Squibb Co.	118,558	3,913,600
Bruker Corp. *	5,706	69,100
Celgene Corp. *	31,066	2,237,995
Cepheid, Inc. *	5,072	191,417
Charles River Laboratories International, Inc. *	4,438	161,188
Clovis Oncology, Inc. *(a)	2,060	36,029
Covance, Inc. *	4,438	212,092
Cubist Pharmaceuticals, Inc. *	4,438	205,036
Dendreon Corp. *(a)	10,778	48,393
Dynavax Technologies Corp. *	12,382	48,414
Eli Lilly & Co.	68,472	3,075,077
Emergent Biosolutions, Inc. *	3,265	48,093
Endo Health Solutions, Inc. *	8,242	262,260
Exact Sciences Corp. *	4,020	39,919
Exelixis, Inc. *(a)	10,185	45,120
Forest Laboratories, Inc. *	17,752	615,817
Genomic Health, Inc. *	1,666	57,410
Gilead Sciences, Inc. *	52,622	3,035,763
Halozyme Therapeutics, Inc. *	6,340	36,772
Hospira, Inc. *	11,412	383,215
Idenix Pharmaceuticals, Inc. *	5,706	32,239
Illumina, Inc. *	8,876	373,502
ImmunoGen, Inc. *	5,706	82,109
Impax Laboratories, Inc. *	5,710	135,156
Incyte Corp. *(a)	6,896	137,989
InterMune, Inc. *	5,706	42,053
Ironwood Pharmaceuticals, Inc. *	6,496	81,395
Isis Pharmaceuticals, Inc. *	6,543	89,050
Jazz Pharmaceuticals plc *	3,205	145,860
Johnson & Johnson	192,091	12,952,696
Lexicon Pharmaceuticals, Inc. *	30,595	68,533
Life Technologies Corp. *	12,680	604,963
Luminex Corp. *	3,170	61,308
Medicis Pharmaceutical Corp., Class A	4,438	140,063
Medivation, Inc. *	2,536	265,925
Merck & Co., Inc.	213,024	9,170,683
Merrimack Pharmaceuticals, Inc. *(a)	6,080	48,397
Mettler-Toledo International, Inc. *	2,536	418,719
Momenta Pharmaceuticals, Inc. *	3,456	48,764
Mylan, Inc. *	29,164	687,395
Myriad Genetics, Inc. *	6,340	158,437
Nektar Therapeutics *(a)	9,510	81,596
Neurocrine Biosciences, Inc. *	5,160	38,081
NPS Pharmaceuticals, Inc. *	7,723	58,849
Onyx Pharmaceuticals, Inc. *	4,438	319,181
Opko Health, Inc. *(a)	11,412	50,669
Optimer Pharmaceuticals, Inc. *(a)	4,031	60,586
Par Pharmaceutical Cos., Inc. *	3,170	157,866
PAREXEL International Corp. *	4,438	127,770
PDL BioPharma, Inc.	12,680	93,325
PerkinElmer, Inc.	8,876	242,315
Perrigo Co.	5,920	651,022
Pfizer, Inc.	524,937	12,524,997
Pharmacyclics, Inc. *	3,804	254,564
Questcor Pharmaceuticals, Inc. *(a)	4,438	192,787
Regeneron Pharmaceuticals, Inc. *	5,086	752,982
Rigel Pharmaceuticals, Inc. *	5,797	54,028
Sagent Pharmaceuticals, Inc. *	2,496	36,092
Salix Pharmaceuticals Ltd. *	3,804	167,224
Seattle Genetics, Inc. *(a)	7,015	186,178
Spectrum Pharmaceuticals, Inc. *(a)	4,438	53,078
Synageva BioPharma Corp. *	1,562	78,038
Techne Corp.	2,536	173,894
The Medicines Co. *	3,846	98,804
Theravance, Inc. *	5,197	138,604
Thermo Fisher Scientific, Inc.	25,994	1,490,756
United Therapeutics Corp. *	3,804	205,872
Vertex Pharmaceuticals, Inc. *	14,582	777,658
ViroPharma, Inc. *	5,128	136,405
VIVUS, Inc. *	6,340	135,993
Warner Chilcott plc, Class A	13,086	178,231
Waters Corp. *	6,340	508,405
Watson Pharmaceuticals, Inc. *	8,890	723,201

		81,044,249

Real Estate 3.7%
Acadia Realty Trust	2,536	63,146
Alexander & Baldwin, Inc. *	3,170	93,895
Alexander’s, Inc.	199	89,478
Alexandria Real Estate Equities, Inc.	4,438	327,968
American Assets Trust, Inc.	2,362	64,388
American Campus Communities, Inc.	6,340	295,571
American Capital Agency Corp.	23,458	817,277
American Capital Mortgage Investment Corp.	2,260	55,890
American Realty Capital Trust, Inc.	11,412	134,662
American Tower Corp.	27,896	1,963,878
Annaly Capital Management, Inc.	69,106	1,196,225
Anworth Mortgage Asset Corp.	13,948	95,683
Apartment Investment & Management Co., Class A	8,876	235,036
ARMOUR Residential REIT, Inc.	19,678	146,798
Ashford Hospitality Trust	5,072	41,996
Associated Estates Realty Corp.	3,141	47,775
AvalonBay Communities, Inc.	6,974	986,960
BioMed Realty Trust, Inc.	10,778	199,716
Boston Properties, Inc.	10,778	1,208,537
Brandywine Realty Trust	10,778	131,492
BRE Properties, Inc.	5,072	253,194
Brookfield Office Properties, Inc. (a)	18,386	307,782
Camden Property Trust	5,706	396,168
Capstead Mortgage Corp.	7,608	109,099
CBL & Associates Properties, Inc.	12,046	257,423
CBRE Group, Inc., Class A *	20,299	351,376
Chesapeake Lodging Trust	1,902	35,434
Chimera Investment Corp.	68,562	174,147
Colonial Properties Trust	6,340	138,973
Colony Financial, Inc.	2,372	45,566
CommonWealth REIT	6,340	94,910
Coresite Realty Corp.	1,268	34,477
Corporate Office Properties Trust	4,968	111,084
Cousins Properties, Inc.	7,196	57,496
CreXus Investment Corp.	4,740	48,727
CubeSmart	7,608	98,143

32 See financial notes

 Schwab U.S. Broad Market ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
CYS Investments, Inc.	9,510	136,754
DCT Industrial Trust, Inc.	21,556	136,234
DDR Corp.	17,118	260,536
DiamondRock Hospitality Co.	13,352	128,446
Digital Realty Trust, Inc.	8,876	661,351
Douglas Emmett, Inc.	8,876	212,935
Duke Realty Corp.	18,530	268,685
DuPont Fabros Technology, Inc.	4,438	122,311
EastGroup Properties, Inc.	2,536	135,930
Education Realty Trust, Inc.	7,608	87,948
Entertainment Properties Trust	3,170	144,520
Equity Lifestyle Properties, Inc.	3,170	217,969
Equity One, Inc.	4,260	90,312
Equity Residential	20,982	1,267,313
Essex Property Trust, Inc.	2,536	385,421
Extra Space Storage, Inc.	6,974	237,883
Federal Realty Investment Trust	4,438	478,905
FelCor Lodging Trust, Inc. *	8,876	41,185
First Industrial Realty Trust, Inc. *	6,340	81,786
First Potomac Realty Trust	3,500	44,835
Forest City Enterprises, Inc., Class A *	11,412	172,093
Franklin Street Properties Corp.	5,706	63,451
General Growth Properties, Inc.	27,262	561,052
Glimcher Realty Trust	9,510	99,665
Government Properties Income Trust	3,179	71,814
Hatteras Financial Corp.	6,340	183,797
HCP, Inc.	29,164	1,337,461
Health Care REIT, Inc.	14,614	854,042
Healthcare Realty Trust, Inc.	5,072	123,047
Healthcare Trust of America, Inc.	4,020	37,788
Hersha Hospitality Trust	10,422	51,902
Highwoods Properties, Inc.	5,072	165,398
Home Properties, Inc.	3,804	242,885
Hospitality Properties Trust	8,876	213,645
Host Hotels & Resorts, Inc.	49,068	750,740
Inland Real Estate Corp.	5,360	43,952
Invesco Mortgage Capital	7,608	155,888
Investors Real Estate Trust	5,980	49,933
Jones Lang LaSalle, Inc.	3,170	228,652
Kennedy-Wilson Holdings, Inc.	3,170	43,873
Kilroy Realty Corp.	5,072	239,449
Kimco Realty Corp.	28,530	579,730
LaSalle Hotel Properties	5,706	155,489
Lexington Realty Trust	13,948	130,832
Liberty Property Trust	7,608	280,583
LTC Properties, Inc.	3,170	106,956
Mack-Cali Realty Corp.	6,026	160,894
Medical Properties Trust, Inc.	8,242	84,975
MFA Financial, Inc.	24,726	202,506
Mid-America Apartment Communities, Inc.	2,836	192,848
National Health Investors, Inc.	1,609	84,054
National Retail Properties, Inc.	6,340	196,920
NorthStar Realty Finance Corp.	9,280	54,474
OMEGA Healthcare Investors, Inc.	7,608	182,744
Pebblebrook Hotel Trust	3,518	83,130
Pennsylvania REIT	4,438	69,765
Pennymac Mortgage Investment Trust	2,880	62,035
Piedmont Office Realty Trust, Inc., Class A	12,680	215,180
Plum Creek Timber Co., Inc.	11,412	467,093
Post Properties, Inc.	3,804	194,194
Potlatch Corp.	3,170	114,310
ProLogis, Inc.	32,968	1,126,517
PS Business Parks, Inc.	1,902	129,659
Public Storage	10,144	1,476,561
Ramco-Gershenson Properties Trust	3,170	41,083
Rayonier, Inc.	8,876	434,835
Realty Income Corp.	9,510	400,656
Redwood Trust, Inc.	6,974	99,937
Regency Centers Corp.	6,340	310,660
Retail Opportunity Investments Corp.	3,500	43,995
Retail Properties of America, Inc., Class A	6,342	71,157
RLJ Lodging Trust	3,804	67,863
Sabra Healthcare REIT, Inc.	2,580	49,459
Saul Centers, Inc.	989	42,636
Senior Housing Properties Trust	11,412	252,433
Simon Property Group, Inc.	20,402	3,237,797
SL Green Realty Corp.	6,340	511,004
Sovran Self Storage, Inc.	1,910	108,584
Starwood Property Trust, Inc.	8,242	194,099
Strategic Hotels & Resorts, Inc. *	12,680	77,348
Sun Communities, Inc.	1,914	87,680
Sunstone Hotel Investors, Inc. *	8,340	86,986
Tanger Factory Outlet Centers	5,958	199,891
Taubman Centers, Inc.	4,438	355,129
The Howard Hughes Corp. *	1,902	125,133
The Macerich Co.	9,510	566,511
The St. Joe Co. *(a)	6,974	133,692
Two Harbors Investment Corp.	19,020	220,442
UDR, Inc.	16,484	416,221
Universal Health Realty Income Trust	1,268	54,740
Ventas, Inc.	20,288	1,328,661
Vornado Realty Trust	12,680	1,029,236
Washington REIT	4,438	119,205
Weingarten Realty Investors	8,876	247,907
Weyerhaeuser Co.	36,772	915,991
Zillow, Inc., ClassA *(a)	1,220	50,764

		39,775,340

Retailing 4.3%
Aaron’s, Inc.	5,706	170,438
Abercrombie & Fitch Co., Class A	5,706	205,359
Advance Auto Parts, Inc.	5,086	361,716
Aeropostale, Inc. *	5,706	79,485
Amazon.com, Inc. *	24,726	6,137,735
American Eagle Outfitters, Inc.	12,680	282,003
Ann, Inc. *	3,921	139,509
Asbury Automotive Group, Inc. *	2,228	61,693
Ascena Retail Group, Inc. *	10,144	200,851
AutoNation, Inc. *(a)	2,536	101,947
AutoZone, Inc. *	2,102	760,167
Barnes & Noble, Inc. *(a)	2,880	34,474
Bed Bath & Beyond, Inc. *	16,484	1,107,230
Best Buy Co., Inc.	19,654	348,662

See financial notes 33

 Schwab U.S. Broad Market ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Big Lots, Inc. *	4,566	138,989
Brown Shoe Co., Inc.	3,816	57,278
Cabela’s, Inc. *	3,452	165,731
CarMax, Inc. *	15,850	484,852
Chico’s FAS, Inc.	12,680	240,159
Collective Brands, Inc. *	4,290	92,836
Core-Mark Holding Co., Inc.	634	28,872
Dick’s Sporting Goods, Inc.	6,340	315,478
Dillard’s, Inc., Class A	2,536	190,403
Dollar General Corp. *	15,276	780,145
Dollar Tree, Inc. *	16,544	796,925
DSW, Inc., Class A	1,696	109,426
Expedia, Inc.	7,242	371,949
Express, Inc. *	5,024	78,425
Family Dollar Stores, Inc.	7,692	489,519
Foot Locker, Inc.	11,412	394,513
GameStop Corp., Class A (a)	10,778	205,644
Genesco, Inc. *	1,902	134,376
Genuine Parts Co.	10,778	680,739
GNC Holdings, Inc., Class A	5,706	221,678
Group 1 Automotive, Inc.	1,902	104,629
Groupon, Inc. *(a)	22,570	93,666
Guess?, Inc.	5,716	148,959
Hibbett Sports, Inc. *	2,536	147,189
HomeAway, Inc. *(a)	2,045	48,385
HSN, Inc.	3,804	171,294
J.C. Penney Co., Inc.	11,412	297,625
Jos. A. Bank Clothiers, Inc. *	2,536	122,159
Kohl’s Corp.	16,601	866,572
Liberty Interactive Corp., Series A *	41,210	751,670
Liberty Ventures, Series A *	2,059	94,682
Limited Brands, Inc.	17,752	862,747
Lithia Motors, Inc., Class A	1,268	37,038
LKQ Corp. *	10,144	382,835
Lowe’s Cos., Inc.	84,322	2,401,491
Lumber Liquidators Holdings, Inc. *	1,640	76,522
Macy’s, Inc.	29,798	1,201,157
Monro Muffler Brake, Inc.	2,112	71,491
Netflix, Inc. *(a)	3,804	227,175
Nordstrom, Inc.	12,046	696,620
O’Reilly Automotive, Inc. *	8,917	757,499
Penske Automotive Group, Inc.	2,890	76,990
PetSmart, Inc.	7,751	549,701
Pier 1 Imports, Inc.	7,608	140,596
Pool Corp.	3,804	149,840
Priceline.com, Inc. *	3,494	2,112,368
RadioShack Corp. (a)	6,974	16,947
Rent-A-Center, Inc.	4,069	143,554
Ross Stores, Inc.	16,058	1,111,053
Saks, Inc. *(a)	10,778	126,642
Sally Beauty Holdings, Inc. *	10,778	296,395
Sears Holdings Corp. *(a)	3,804	200,661
Select Comfort Corp. *	4,438	126,794
Shutterfly, Inc. *	2,552	75,922
Signet Jewelers Ltd.	5,706	261,677
Sonic Automotive, Inc., Class A	3,180	56,827
Stage Stores, Inc.	2,536	54,321
Staples, Inc.	47,550	519,246
Target Corp.	41,844	2,681,782
The Buckle, Inc. (a)	1,902	86,617
The Cato Corp., Class A	1,921	56,420
The Children’s Place Retail Stores, Inc. *	2,536	144,400
The Finish Line, Inc., Class A	3,614	82,977
The Gap, Inc.	23,743	850,474
The Home Depot, Inc.	107,780	6,116,515
The Men’s Wearhouse, Inc.	3,804	120,206
The Pep Boys-Manny, Moe & Jack	3,610	32,454
The TJX Cos., Inc.	51,988	2,380,531
Tiffany & Co.	8,876	549,868
Tractor Supply Co.	5,072	484,275
TripAdvisor, Inc. *	7,242	242,172
Ulta Salon, Cosmetics & Fragrance, Inc.	4,004	376,376
Urban Outfitters, Inc. *	7,950	298,443
Vitamin Shoppe, Inc. *	2,536	135,955
Williams-Sonoma, Inc.	6,974	286,073
Zumiez, Inc. *	2,536	74,026

		46,549,709

Semiconductors & Semiconductor Equipment 2.3%
Advanced Micro Devices, Inc. *	44,380	165,094
Altera Corp.	22,824	852,020
Amkor Technology, Inc. *(a)	8,183	38,378
Analog Devices, Inc.	20,922	831,440
Applied Materials, Inc.	89,992	1,052,006
Atmel Corp. *	31,700	187,981
ATMI, Inc. *	2,536	47,956
Broadcom Corp., Class A *	32,968	1,171,353
Brooks Automation, Inc.	5,072	40,627
Cabot Microelectronics Corp.	1,902	63,280
Cavium, Inc. *	3,356	108,399
CEVA, Inc. *	1,902	30,660
Cirrus Logic, Inc. *	5,173	215,559
Cree, Inc. *	8,886	250,585
Cymer, Inc. *	2,536	143,791
Cypress Semiconductor Corp. *	12,046	139,854
Diodes, Inc. *	2,536	46,891
Entegris, Inc. *	9,510	83,593
Fairchild Semiconductor International, Inc. *	8,836	128,299
First Solar, Inc. *(a)	3,804	76,042
GT Advanced Technologies, Inc. *	8,876	51,481
Hittite Microwave Corp. *	2,536	132,810
Integrated Device Technology, Inc. *	17,118	91,068
Intel Corp.	352,504	8,752,674
International Rectifier Corp. *	5,072	88,304
Intersil Corp., Class A	8,242	72,777
KLA-Tencor Corp.	12,046	618,080
Kulicke & Soffa Industries, Inc. *	5,706	64,649
Lam Research Corp. *	14,073	480,311
Lattice Semiconductor Corp. *	8,242	32,061
Linear Technology Corp.	15,216	502,508
LSI Corp. *	45,014	350,659
M/A-COM Technology Solutions Holdings, Inc. *	2,460	28,339
Marvell Technology Group Ltd.	36,772	374,339
Maxim Integrated Products, Inc.	21,556	585,030
MEMC Electronic Materials, Inc. *	17,172	46,021
Microchip Technology, Inc.	13,314	462,662
Micron Technology, Inc. *	67,929	421,839
Microsemi Corp. *	6,974	138,852

34 See financial notes

 Schwab U.S. Broad Market ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
MKS Instruments, Inc.	3,804	103,126
Monolithic Power Systems, Inc. *	2,360	50,882
NVIDIA Corp. *	43,050	603,992
OmniVision Technologies, Inc. *	4,044	65,715
ON Semiconductor Corp. *	30,432	189,591
PMC-Sierra, Inc. *	15,216	89,014
Power Integrations, Inc.	1,930	66,855
Rambus, Inc. *	7,608	32,562
RF Micro Devices, Inc. *	24,726	92,723
Semtech Corp. *	5,072	124,365
Silicon Laboratories, Inc. *	3,170	121,221
Skyworks Solutions, Inc. *	13,314	405,544
SunPower Corp. *	7,215	32,323
Teradyne, Inc. *	12,680	198,062
Tessera Technologies, Inc.	3,804	58,087
Texas Instruments, Inc.	80,518	2,338,243
TriQuint Semiconductor, Inc. *	11,412	63,451
Ultratech, Inc. *	2,536	83,637
Veeco Instruments, Inc. *(a)	2,683	92,027
Volterra Semiconductor Corp. *	3,170	75,541
Xilinx, Inc.	18,176	616,348

		24,471,581

Software & Services 9.5%
Accenture plc, Class A	48,818	3,007,189
ACI Worldwide, Inc. *	2,726	118,254
Activision Blizzard, Inc.	29,164	342,969
Acxiom Corp. *	6,340	108,160
Adobe Systems, Inc. *	34,323	1,073,280
Advent Software, Inc. *	2,536	60,255
Akamai Technologies, Inc. *	12,680	475,627
Alliance Data Systems Corp. *	3,804	523,621
Ancestry.com, Inc. *(a)	2,187	67,972
Angie’s List, Inc. *(a)	3,365	32,169
ANSYS, Inc. *	6,974	486,088
AOL, Inc. *	7,032	236,767
Ariba, Inc. *	6,974	311,668
Aspen Technology, Inc. *	5,706	139,112
Autodesk, Inc. *	15,850	492,142
Automatic Data Processing, Inc.	34,870	2,025,250
Bankrate, Inc. *	3,190	54,804
Bazaarvoice, Inc. *(a)	3,323	49,313
Blackbaud, Inc.	4,438	108,198
BMC Software, Inc. *	10,500	434,700
Booz Allen Hamilton Holding Corp.	2,963	54,401
Bottomline Technologies, Inc. *	3,170	71,135
Broadridge Financial Solutions, Inc.	8,897	210,681
BroadSoft, Inc. *	1,902	68,871
CA, Inc.	25,285	658,169
CACI International, Inc., Class A *	1,902	101,548
Cadence Design Systems, Inc. *	18,386	242,695
Cardtronics, Inc. *	3,170	89,552
Citrix Systems, Inc. *	13,314	1,034,365
Cognizant Technology Solutions Corp., Class A *	21,556	1,385,620
CommVault Systems, Inc. *	3,170	159,831
Computer Sciences Corp.	10,778	347,159
Compuware Corp. *	16,484	164,840
comScore, Inc. *	2,510	35,441
Comverse Technology, Inc. *	12,680	76,080
Concur Technologies, Inc. *	3,170	229,508
Constant Contact, Inc. *	2,040	39,882
Convergys Corp.	8,876	137,667
CoreLogic, Inc. *	8,876	218,350
Cornerstone OnDemand, Inc. *	2,340	62,735
CoStar Group, Inc. *	1,902	154,537
CSG Systems International, Inc. *	2,536	53,789
DealerTrack Holdings, Inc. *	2,536	70,222
Digital River, Inc. *	3,141	52,329
DST Systems, Inc.	2,536	129,032
EarthLink, Inc.	12,046	80,467
eBay, Inc. *	77,348	3,671,710
Ebix, Inc. (a)	1,902	45,629
Electronic Arts, Inc. *	22,824	304,244
Equinix, Inc. *	3,249	642,165
Euronet Worldwide, Inc. *	3,804	67,559
ExactTarget, Inc. *(a)	1,840	38,953
Exlservice Holdings, Inc. *	1,902	49,015
Facebook, Inc., Class A *(a)	36,794	665,236
FactSet Research Systems, Inc.	3,170	292,496
Fair Isaac Corp.	2,358	100,710
Fidelity National Information Services, Inc.	17,752	559,188
Fiserv, Inc. *	9,524	679,156
FleetCor Technologies, Inc. *	3,136	135,412
Fortinet, Inc. *	8,954	237,371
Gartner, Inc. *	6,340	313,133
Genpact Ltd. *	8,242	150,416
Global Payments, Inc.	5,614	233,823
Google, Inc., Class A *	17,752	12,161,718
Guidewire Software, Inc. *	2,310	65,950
Heartland Payment Systems, Inc.	2,501	75,980
Higher One Holdings, Inc. *(a)	3,321	40,948
IAC/InterActiveCorp	5,706	295,799
iGate Corp. *	2,987	48,121
Informatica Corp. *	7,574	246,912
International Business Machines Corp.	77,337	15,069,114
Intuit, Inc.	19,020	1,113,431
j2 Global, Inc.	3,291	96,986
Jack Henry & Associates, Inc.	6,340	234,326
JDA Software Group, Inc. *	3,804	117,163
Jive Software, Inc. *(a)	2,172	32,775
Kenexa Corp. *	1,879	86,133
Lender Processing Services, Inc.	6,340	177,964
LinkedIn Corp., Class A *	4,438	476,197
Liquidity Services, Inc. *	1,902	99,646
LivePerson, Inc. *	3,324	54,846
LogMeIn, Inc. *	1,902	41,806
Manhattan Associates, Inc. *	1,902	96,203
ManTech International Corp., Class A	1,902	42,605
MasterCard, Inc., Class A	7,254	3,067,717
MAXIMUS, Inc.	2,321	126,239
Mentor Graphics Corp. *	5,706	94,320
MICROS Systems, Inc. *	5,706	289,066
Microsoft Corp.	523,673	16,139,602
MicroStrategy, Inc., Class A *	634	79,573
Millennial Media, Inc. *(a)	4,348	50,132
MoneyGram International, Inc. *	2,937	46,845
Monotype Imaging Holdings, Inc. *	2,536	38,268
Monster Worldwide, Inc. *	9,570	66,703
Netscout Systems, Inc. *	2,414	57,333

See financial notes 35

 Schwab U.S. Broad Market ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
NetSuite, Inc. *	2,536	144,248
NeuStar, Inc., Class A *	5,072	190,555
NIC, Inc.	3,804	54,892
Nuance Communications, Inc. *	16,236	387,229
OpenTable, Inc. *(a)	1,268	53,827
Oracle Corp.	267,548	8,467,894
Parametric Technology Corp. *	7,608	161,670
Paychex, Inc.	22,824	759,126
Pegasystems, Inc.	1,390	37,572
Progress Software Corp. *	4,282	82,343
QLIK Technologies, Inc. *	5,358	113,322
Quest Software, Inc. *	4,046	113,086
Rackspace Hosting, Inc. *	7,608	456,328
RealPage, Inc. *(a)	4,088	104,285
Red Hat, Inc. *	13,314	746,117
Rovi Corp. *	7,608	116,707
SAIC, Inc.	23,784	290,403
Salesforce.com, Inc. *	8,876	1,288,618
Sapient Corp. *	7,542	76,250
ServiceSource International, Inc. *	3,093	28,641
Solarwinds, Inc. *	3,981	218,477
Solera Holdings, Inc.	4,438	182,535
Sourcefire, Inc. *	1,902	98,695
Splunk, Inc. *	1,340	46,096
SS&C Technologies Holdings, Inc. *	2,499	55,428
Symantec Corp. *	50,669	903,428
Synchronoss Technologies, Inc. *	2,536	58,353
Synopsys, Inc. *	9,510	314,115
Syntel, Inc.	1,044	60,865
Take-Two Interactive Software, Inc. *	6,340	64,985
TeleTech Holdings, Inc. *	2,606	43,025
Teradata Corp. *	12,046	920,073
The Active Network, Inc. *	3,103	34,940
The Ultimate Software Group, Inc. *	1,902	188,659
TIBCO Software, Inc. *	12,680	379,386
TiVo, Inc. *	9,510	86,446
Total System Services, Inc.	13,948	323,315
Tyler Technologies, Inc. *	2,536	102,099
Unisys Corp. *	3,170	66,982
ValueClick, Inc. *	5,706	92,780
Vantiv, Inc., Class A *	1,902	42,909
VeriFone Systems, Inc. *	7,608	264,302
Verint Systems, Inc. *	1,838	52,622
VeriSign, Inc. *	11,412	544,124
VirnetX Holding Corp. *(a)	2,878	74,857
Visa, Inc., Class A	37,406	4,797,319
VistaPrint N.V. *(a)	3,170	114,342
VMware, Inc., Class A *	4,524	402,817
Web.com Group, Inc. *	2,536	42,224
WebMD Health Corp. *	2,536	37,888
Websense, Inc. *	2,699	41,511
Western Union Co.	43,112	759,202
Wright Express Corp. *	3,170	208,713
Yahoo!, Inc. *	82,275	1,205,329
Yelp, Inc. *(a)	2,060	45,320
Zynga, Inc., Class A *	6,340	17,752

		101,558,107

Technology Hardware & Equipment 7.7%
3D Systems Corp. *(a)	2,536	110,849
Acme Packet, Inc. *	3,804	72,618
ADTRAN, Inc.	4,438	90,047
Aeroflex Holding Corp. *	4,648	33,001
Amphenol Corp., Class A	11,412	694,648
Anixter International, Inc.	2,536	152,490
Apple, Inc.	64,988	43,232,617
Arris Group, Inc. *	9,510	129,621
Arrow Electronics, Inc. *	8,876	321,755
Aruba Networks, Inc. *	6,974	137,039
Avnet, Inc. *	10,778	347,159
AVX Corp.	3,976	40,714
Badger Meter, Inc.	1,120	37,979
Benchmark Electronics, Inc. *	6,340	101,757
Brightpoint, Inc. *	5,072	45,496
Brocade Communications Systems, Inc. *	28,530	165,474
Ciena Corp. *	6,340	86,668
Cisco Systems, Inc.	376,596	7,185,452
Cognex Corp.	3,170	114,405
Coherent, Inc. *	1,902	89,565
Comtech Telecommunications Corp.	1,410	39,649
Corning, Inc.	105,742	1,267,847
Dell, Inc. *	110,018	1,165,091
Diebold, Inc.	4,438	144,590
Dolby Laboratories, Inc., Class A *	3,804	126,217
EchoStar Corp., Class A *	2,810	75,898
Electronics for Imaging, Inc. *	3,170	48,977
EMC Corp. *	147,722	3,883,611
Emulex Corp. *	9,510	65,144
F5 Networks, Inc. *	5,706	556,278
FARO Technologies, Inc. *	1,902	75,034
FEI Co.	2,607	140,022
Finisar Corp. *	6,340	87,112
FLIR Systems, Inc.	10,778	213,404
Fusion-io, Inc. *(a)	4,442	124,465
Harmonic, Inc. *	10,320	47,162
Harris Corp.	8,876	417,438
Hewlett-Packard Co.	139,480	2,354,422
Infinera Corp. *	12,680	72,022
Ingram Micro, Inc., Class A *	10,778	164,580
Insight Enterprises, Inc. *	3,170	56,933
InterDigital, Inc.	3,170	106,988
InvenSense, Inc. *(a)	2,920	36,734
IPG Photonics Corp. *	3,170	194,923
Itron, Inc. *	2,536	109,961
Ixia *	3,843	57,030
Jabil Circuit, Inc.	13,948	317,735
JDS Uniphase Corp. *	17,118	191,550
Juniper Networks, Inc. *	37,406	652,361
Lexmark International, Inc., Class A (a)	5,072	110,113
Littelfuse, Inc.	1,268	65,036
Loral Space & Communications, Inc.	1,268	93,097
Measurement Specialties, Inc. *	1,220	39,626
Molex, Inc.	10,144	269,323
Motorola Solutions, Inc.	20,936	997,810
MTS Systems Corp.	1,065	54,113
Multi-Fineline Electronix, Inc. *	1,540	37,730
National Instruments Corp.	6,974	179,650
NCR Corp. *	10,778	241,319
NetApp, Inc. *	25,994	897,313
NETGEAR, Inc. *	2,536	92,742
OSI Systems, Inc. *	1,902	140,938

36 See financial notes

 Schwab U.S. Broad Market ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Park Electrochemical Corp.	1,640	42,607
Plantronics, Inc.	3,804	135,651
Plexus Corp. *	2,444	73,051
Polycom, Inc. *	11,412	118,913
Power-One, Inc. *	9,800	60,172
QLogic Corp. *	8,876	108,021
QUALCOMM, Inc.	120,460	7,403,472
RealD, Inc. *(a)	3,400	33,694
Riverbed Technology, Inc. *	10,144	202,779
Rofin-Sinar Technologies, Inc. *	2,095	45,524
Rogers Corp. *	1,120	44,565
SanDisk Corp. *	17,118	705,604
Sanmina-SCI Corp. *	5,072	43,822
ScanSource, Inc. *	1,844	55,763
Seagate Technology plc	26,684	854,155
Sonus Networks, Inc. *	18,269	35,259
Stratasys, Inc. *	1,458	94,274
Super Micro Computer, Inc. *	2,580	31,811
Synaptics, Inc. *	2,536	77,145
SYNNEX Corp. *	1,724	59,530
TE Connectivity Ltd.	30,436	1,070,434
Tech Data Corp. *	3,170	153,999
Tellabs, Inc.	24,726	87,777
Trimble Navigation Ltd. *	8,642	423,890
TTM Technologies, Inc. *	4,369	46,311
Ubiquiti Networks, Inc. *(a)	2,044	24,569
Universal Display Corp. *(a)	3,170	127,973
ViaSat, Inc. *	3,170	122,679
Vishay Intertechnology, Inc. *	9,981	95,418
Western Digital Corp. *	15,850	662,847
Xerox Corp.	97,002	714,905
Zebra Technologies Corp., Class A *	3,804	141,851

		83,099,807

Telecommunication Services 2.8%
AT&T, Inc.	411,466	15,076,114
Atlantic Tele-Network, Inc.	1,220	45,970
CenturyLink, Inc.	43,112	1,821,913
Cincinnati Bell, Inc. *	13,948	65,416
Clearwire Corp., Class A *(a)	25,122	40,195
Cogent Communications Group, Inc.	3,170	62,132
Consolidated Communications Holdings, Inc. (a)	1,902	30,964
Crown Castle International Corp. *	19,020	1,207,009
Frontier Communications Corp. (a)	69,106	319,270
Iridium Communications, Inc. *	5,883	43,593
Level 3 Communications, Inc. *	11,412	245,929
MetroPCS Communications, Inc. *	25,360	246,753
Neutral Tandem, Inc. *	3,920	43,120
NII Holdings, Inc. *	11,412	71,211
NTELOS Holdings Corp.	2,060	35,370
Premiere Global Services, Inc. *	4,438	41,096
SBA Communications Corp., Class A *	8,242	492,707
Shenandoah Telecommunications Co.	3,920	60,290
Sprint Nextel Corp. *	209,220	1,014,717
Telephone & Data Systems, Inc.	8,242	202,094
tw telecom, Inc. *	12,046	302,957
United States Cellular Corp. *	1,189	45,122
USA Mobility, Inc.	3,920	44,727
Verizon Communications, Inc.	197,808	8,493,875
Vonage Holdings Corp. *	24,780	53,029
Windstream Corp. (a)	41,210	406,743

		30,512,316

Transportation 1.8%
Alaska Air Group, Inc. *	5,072	170,166
Allegiant Travel Co. *	1,268	83,992
AMERCO	634	58,994
Atlas Air Worldwide Holdings, Inc. *	1,902	97,953
Avis Budget Group, Inc. *	6,612	108,569
C.H. Robinson Worldwide, Inc.	11,412	646,033
Con-way, Inc.	3,890	117,906
CSX Corp.	72,976	1,639,041
Delta Air Lines, Inc. *	58,734	508,049
Dollar Thrifty Automotive Group, Inc. *(a)	1,902	165,778
Expeditors International of Washington, Inc.	14,582	533,847
FedEx Corp.	20,922	1,833,395
Forward Air Corp.	2,536	85,260
Genesee & Wyoming, Inc., Class A *	3,170	201,485
Heartland Express, Inc.	3,675	47,848
Hertz Global Holdings, Inc. *	16,408	232,665
Hub Group, Inc., Class A *	2,664	80,186
J.B. Hunt Transport Services, Inc.	6,974	365,717
JetBlue Airways Corp. *	19,654	96,305
Kansas City Southern	7,632	590,183
Kirby Corp. *	3,804	200,281
Knight Transportation, Inc.	3,170	45,331
Landstar System, Inc.	3,804	179,815
Matson, Inc.	3,170	71,927
Norfolk Southern Corp.	22,941	1,662,305
Old Dominion Freight Line, Inc. *	4,438	198,734
Ryder System, Inc.	3,804	152,198
SkyWest, Inc.	6,974	61,162
Southwest Airlines Co.	51,988	464,773
Swift Transporation Co. *	5,742	46,797
Union Pacific Corp.	33,602	4,080,627
United Continental Holdings, Inc. *	22,259	410,678
United Parcel Service, Inc., Class B	51,354	3,790,439
US Airways Group, Inc. *	11,412	121,652
UTI Worldwide, Inc.	7,608	104,458
Werner Enterprises, Inc.	5,072	112,852
Wesco Aircraft Holdings, Inc. *	3,446	48,037
Zipcar, Inc. *(a)	3,804	30,052

		19,445,490

Utilities 3.6%
AGL Resources, Inc.	7,705	305,503
ALLETE, Inc.	3,170	131,745
Alliant Energy Corp.	7,608	335,361
Ameren Corp.	16,942	554,342
American Electric Power Co., Inc.	34,236	1,471,806
American States Water Co.	1,268	55,259
American Water Works Co., Inc.	12,049	444,247
Aqua America, Inc.	9,510	237,750
Atmos Energy Corp.	6,340	221,520
Avista Corp.	5,072	128,829
Black Hills Corp.	2,560	87,552

See financial notes 37

 Schwab U.S. Broad Market ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
California Water Service Group	5,072	92,767
Calpine Corp. *	25,994	456,195
CenterPoint Energy, Inc.	27,262	555,872
CH Energy Group, Inc.	1,268	82,623
Cleco Corp.	3,804	155,698
CMS Energy Corp.	18,238	420,751
Consolidated Edison, Inc.	20,288	1,229,859
Dominion Resources, Inc.	39,636	2,080,097
DTE Energy Co.	11,412	666,461
Duke Energy Corp.	48,807	3,161,717
Edison International	20,922	916,174
El Paso Electric Co.	3,170	104,895
Entergy Corp.	12,275	835,682
Exelon Corp.	59,596	2,173,466
FirstEnergy Corp.	29,164	1,274,467
GenOn Energy, Inc. *	53,993	136,602
Great Plains Energy, Inc.	8,876	189,236
Hawaiian Electric Industries, Inc.	6,340	168,200
IDACORP, Inc.	3,804	157,676
Integrys Energy Group, Inc.	5,472	295,433
ITC Holdings Corp.	3,804	273,812
MDU Resources Group, Inc.	11,412	245,929
MGE Energy, Inc.	1,596	78,906
National Fuel Gas Co.	5,792	289,021
New Jersey Resources Corp.	3,170	142,048
NextEra Energy, Inc.	29,164	1,963,029
NiSource, Inc.	19,740	480,472
Northeast Utilities	22,175	835,332
Northwest Natural Gas Co.	2,536	124,695
NorthWestern Corp.	2,536	92,818
NRG Energy, Inc.	18,386	392,357
NV Energy, Inc.	15,850	278,009
OGE Energy Corp.	6,840	369,702
ONEOK, Inc.	13,948	621,104
Ormat Technologies, Inc.	1,960	37,220
Otter Tail Corp.	2,258	51,121
Pepco Holdings, Inc.	15,216	293,821
PG&E Corp.	29,411	1,276,732
Piedmont Natural Gas Co., Inc.	4,438	138,599
Pinnacle West Capital Corp.	7,608	390,823
PNM Resources, Inc.	5,022	103,303
Portland General Electric Co.	5,072	136,132
PPL Corp.	40,576	1,190,094
Public Service Enterprise Group, Inc.	35,504	1,124,057
Questar Corp.	11,412	225,387
SCANA Corp.	8,876	420,367
Sempra Energy	15,850	1,049,270
SJW Corp.	1,740	40,681
South Jersey Industries, Inc.	2,536	128,372
Southwest Gas Corp.	3,170	135,518
TECO Energy, Inc.	13,314	231,131
The AES Corp. *	44,791	510,169
The Empire District Electric Co.	2,892	61,050
The Laclede Group, Inc.	1,268	53,573
The Southern Co.	60,864	2,758,965
UGI Corp.	7,608	231,892
UIL Holdings Corp.	3,487	122,673
UNS Energy Corp.	2,536	101,592
Vectren Corp.	5,706	160,966
Westar Energy, Inc.	8,728	254,159
WGL Holdings, Inc.	3,804	148,508
Wisconsin Energy Corp.	16,484	625,733
Xcel Energy, Inc.	33,788	942,347

		38,259,274

Total Common Stock
(Cost $968,388,235)		1,069,865,776

Rights 0.0% of net assets

Retailing 0.0%
Liberty Ventures *(c)(d)	679	—

Total Rights
(Cost $4,273)		—

Other Investment Company 0.1% of net assets

Money Market Fund 0.1%
State Street Institutional U.S. Government Money Market Fund	611,006	611,006

Total Other Investment Company
(Cost $611,006)		611,006

End of Investments

Collateral Invested for Securities on Loan 0.5% of net assets

State Street Institutional U.S. Government Money Market Fund	5,433,292	5,433,292

Total Collateral Invested for Securities on Loan
(Cost $5,433,292)		5,433,292

End of Collateral Invested for Securities on Loan

At 08/31/12, the tax basis cost of the fund’s investments was $969,273,933 and the unrealized appreciation and depreciation were $151,158,596 and ($49,955,747), respectively, with a net unrealized appreciation of $101,202,849.

*	Non-income producing security.
(a)	All or a portion of this security is on loan.
(b)	Issuer is affiliated with the fund’s adviser.
(c)	Fair-valued by management in accordance with procedures approved by the Board of Trustees.
(d)	Illiquid security. At the period end, the value of these amounted to $0 or 0% of net assets.

REIT —	Real Estate Investment Trust

38 See financial notes

 Schwab U.S. Broad Market ETF

Portfolio Holdings continued

The following is a summary of the inputs used to value the fund’s investments as of August 31, 2012 (see financial note 2(a) for additional information):

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common Stock[1]	$1,069,865,776	$—	$—	$1,069,865,776
Other Investment Company[1]	611,006	—	—	611,006
Rights[1]	—	—	—	—

Total	$1,070,476,782	$—	$—	$1,070,476,782

Other Financial Instruments
Collateral Invested for Securities on Loan	$5,433,292	$—	$—	$5,433,292

[1]	As categorized in Portfolio Holdings.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Balance		Change in					Balance
	as of	Realized	Unrealized			Gross	Gross	as of
	August 31,	Gains	Gains	Gross	Gross	Transfers	Transfers	August 31,
Investments in Securities	2011	(Losses)	(Losses)	Purchases	Sales	in	out	2012

Rights	$—	$—	($4,273)	$4,273	$—	$—	$—	$—

Total	$—	$—	($4,273)	$4,273	$—	$—	$—	$—

All net realized and change in unrealized gains (losses) on Level 3 investments in the tables above are reflected on the accompanying Statement of Operations. Changes in net unrealized gains (losses) for Level 3 Investments held by the fund at August 31, 2012 are ($4,273).

The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended August 31, 2012.

See financial notes 39

 Schwab U.S. Broad Market ETF

Statement of
Assets and Liabilities
As of August 31, 2012

Assets

Investments in affiliated issuers, at value (cost $1,198,801)		$979,671
Investments in unaffiliated issuers, at value (cost $967,804,713) including securities on loan of $5,362,076	+	1,069,497,111

Total investments, at value (cost $969,003,514)		1,070,476,782
Collateral invested for securities on loan		5,433,292
Receivables:
Dividends		2,315,746
Fund shares sold		1,692,150
Income from securities on loan		22,173
Foreign tax reclaims		1,276
Interest	+	18

Total assets		1,079,941,437

Liabilities

Collateral held for securities on loan		5,433,292
Payables:
Investments bought		1,677,453
Investment adviser fees	+	5,297

Total liabilities		7,116,042

Net Assets

Total assets		1,079,941,437
Total liabilities	—	7,116,042

Net assets		$1,072,825,395

Net Assets by Source
Capital received from investors		970,531,198
Net investment income not yet distributed		4,010,063
Net realized capital losses		(3,189,134)
Net unrealized capital gains		101,473,268

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$1,072,825,395		31,700,000		$33.84

40 See financial notes

 Schwab U.S. Broad Market ETF

Statement of
Operations
For September 1, 2011 through August 31, 2012

Investment Income

Dividends received from affiliated issuer		$16,205
Dividends received from unaffiliated issuers (net of foreign withholding tax of $20,573)		19,106,051
Interest		388
Securities on loan	+	161,472

Total investment income		19,284,116

Expenses

Investment adviser fees		545,254

Total expenses	−	545,254

Net investment income		18,738,862

Realized and Unrealized Gains (Losses)

Net realized gains on affiliated issuer		6,675
Net realized losses on unaffiliated investments		(3,346,022)
Net realized gains on in-kind redemptions	+	16,926,932

Net realized gains		13,587,585
Net unrealized gains on affiliated issuer		53,382
Net unrealized gains on unaffiliated investments	+	107,818,555

Net unrealized gains	+	107,871,937

Net realized and unrealized gains		121,459,522

Net increase in net assets resulting from operations		$140,198,384

See financial notes 41

 Schwab U.S. Broad Market ETF

Statements of
Changes in Net Assets
For the current and prior report periods

Operations

9/1/11-8/31/12			9/1/10-8/31/11
Net investment income		$18,738,862	$10,833,300
Net realized gains		13,587,585	18,489,482
Net unrealized gains	+	107,871,937	13,988,597

Net increase in net assets resulting from operations		140,198,384	43,311,379

Distributions to Shareholders

Distributions from net investment income		($16,859,390)	($9,531,396)

Transactions in Fund Shares

		9/1/11-8/31/12		9/1/10-8/31/11
		SHARES	VALUE	SHARES	VALUE
Shares sold		9,500,000	$299,666,505	17,450,000	$531,212,810
Shares redeemed	+	(3,000,001)	(92,831,011)	(3,100,000)	(94,832,267)

Net transactions in fund shares		6,499,999	$206,835,494	14,350,000	$436,380,543

Shares Outstanding and Net Assets

		9/1/11-8/31/12		9/1/10-8/31/11
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		25,200,001	$742,650,907	10,850,001	$272,490,381
Total increase	+	6,499,999	330,174,488	14,350,000	470,160,526

End of period		31,700,000	$1,072,825,395	25,200,001	$742,650,907

Net investment income not yet distributed			$4,010,063		$2,268,867

42 See financial notes

Schwab U.S. Large-Cap ETF™

Financial Statements

Financial Highlights

	9/1/11–	9/1/10–	10/30/09[1]–
	8/31/12	8/31/11	8/31/10

Per-Share Data ($)

Net asset value at beginning of period	29.11	24.98	25.00

Income (loss) from investment operations:
Net investment income (loss)	0.64	0.53	0.34
Net realized and unrealized gains (losses)	4.35	4.13	(0.12)

Total from investment operations	4.99	4.66	0.22
Less distributions:
Distributions from net investment income	(0.61)	(0.53)	(0.24)

Net asset value at end of period	33.49	29.11	24.98

Total return (%)	17.36	18.66	0.83	[2]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.08	0.08	0.08	[3]
Gross operating expenses	0.08	0.08	0.08	[3]
Net investment income (loss)	2.10	1.88	2.01	[3]
Portfolio turnover rate[4]	4	5	3	[2]
Net assets, end of period ($ x 1,000)	890,808	615,781	273,503

1 Commencement of operations.
2 Not annualized.
3 Annualized.
4 Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.

See financial notes 43

 Schwab U.S. Large-Cap ETF

Portfolio Holdings as of August 31, 2012

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings on a daily basis on the fund’s website at www.schwabetfs.com.

		Cost	Value
Holdings by Category		($)	($)

99.8%	Common Stock	792,380,201	888,442,866
0.0%	Rights	3,999	—
0.0%	Other Investment Company	284,948	284,948

99.8%	Total Investments	792,669,148	888,727,814
0.2%	Collateral Invested for Securities on Loan	1,864,672	1,864,672
—%	Other Assets and Liabilities, Net		215,424

100.0%	Net Assets		890,807,910

	Number	Value
Security	of Shares	($)

Common Stock 99.8% of net assets

Automobiles & Components 0.7%
Allison Transmission Holdings, Inc. (a)	2,660	47,268
BorgWarner, Inc. *	7,980	548,864
Ford Motor Co.	245,252	2,290,654
General Motors Co. *	37,240	795,074
Gentex Corp.	9,175	160,746
Harley-Davidson, Inc.	14,957	627,596
Johnson Controls, Inc.	43,752	1,190,492
Lear Corp.	6,384	247,891
The Goodyear Tire & Rubber Co. *	15,448	188,465
TRW Automotive Holdings Corp. *	6,432	281,143
Visteon Corp. *	3,210	147,724

		6,525,917

Banks 2.9%
BB&T Corp.	44,727	1,410,690
BOK Financial Corp.	1,622	93,379
CIT Group, Inc. *	12,866	485,820
City National Corp.	3,194	164,012
Comerica, Inc.	13,325	409,211
Commerce Bancshares, Inc.	6,384	256,828
Cullen/Frost Bankers, Inc.	3,724	207,054
Fifth Third Bancorp	58,973	892,851
First Republic Bank	4,934	161,292
Hudson City Bancorp, Inc.	31,966	229,835
Huntington Bancshares, Inc.	61,712	407,299
KeyCorp	60,649	511,271
M&T Bank Corp.	7,981	693,549
New York Community Bancorp, Inc. (a)	28,318	375,497
People’s United Financial, Inc.	23,820	285,125
PNC Financial Services Group, Inc.	34,048	2,116,424
Regions Financial Corp.	90,972	633,165
SunTrust Banks, Inc.	34,580	870,379
TFS Financial Corp. *	5,630	49,769
U.S. Bancorp	124,488	4,159,144
Wells Fargo & Co.	324,520	11,043,416
Zions Bancorp.	11,704	225,302

		25,681,312

Capital Goods 7.5%
3M Co.	41,496	3,842,530
Aecom Technology Corp. *	6,430	124,678
AGCO Corp. *	6,384	268,703
AMETEK, Inc.	15,362	527,070
B/E Aerospace, Inc. *	6,384	257,020
Caterpillar, Inc.	38,304	3,268,480
Cooper Industries plc	10,108	739,400
Cummins, Inc.	11,172	1,084,913
Danaher Corp.	37,759	2,022,750
Deere & Co.	26,068	1,957,967
Donaldson Co., Inc.	9,576	337,937
Dover Corp.	11,786	681,349
Eaton Corp.	21,280	951,642
Emerson Electric Co.	47,348	2,401,491
Engility Holdings, Inc. *	1,064	19,695
Fastenal Co.	19,152	825,260
Flowserve Corp.	3,729	476,044
Fluor Corp.	11,172	575,358
Fortune Brands Home & Security, Inc. *	9,689	247,070
Foster Wheeler AG *	7,524	164,776
Gardner Denver, Inc.	3,205	193,197
General Dynamics Corp.	19,273	1,262,574
General Electric Co.	685,456	14,195,794
Honeywell International, Inc.	46,371	2,710,385
Hubbell, Inc., Class B	3,724	300,974
Illinois Tool Works, Inc.	26,711	1,583,695
Ingersoll-Rand plc	20,055	937,772
Jacobs Engineering Group, Inc. *	7,984	315,687
Joy Global, Inc.	6,916	369,176
KBR, Inc.	9,576	259,414
L-3 Communications Holdings, Inc.	6,384	448,412
Lincoln Electric Holdings, Inc.	5,320	219,450
Lockheed Martin Corp.	16,574	1,510,554
Masco Corp.	23,416	331,571
MSC Industrial Direct Co., Inc. Class A	2,755	190,922
Navistar International Corp. *	4,256	93,547
Northrop Grumman Corp.	15,457	1,033,919
Owens Corning *	7,448	248,465
PACCAR, Inc.	22,876	912,981
Pall Corp.	7,448	413,438
Parker Hannifin Corp.	10,108	808,438
Pentair, Inc.	6,431	273,317
Precision Castparts Corp.	9,566	1,540,891
Quanta Services, Inc. *	13,347	320,328
Raytheon Co.	21,853	1,235,132
Rockwell Automation, Inc.	9,044	651,711
Rockwell Collins, Inc.	9,576	467,979
Roper Industries, Inc.	6,384	656,211

44 See financial notes

 Schwab U.S. Large-Cap ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Spirit AeroSystems Holdings, Inc., Class A *	7,449	185,182
SPX Corp.	3,196	204,224
Stanley Black & Decker, Inc.	10,667	701,675
Textron, Inc.	17,559	469,176
The Babcock & Wilcox Co. *	7,450	183,792
The Boeing Co.	43,081	3,075,983
The Timken Co.	5,852	235,016
TransDigm Group, Inc. *	3,192	442,475
Tyco International Ltd.	29,792	1,679,673
United Technologies Corp.	51,168	4,085,765
URS Corp.	5,320	193,701
W.W. Grainger, Inc.	3,724	766,995
Xylem, Inc.	11,812	286,913

		66,770,637

Commercial & Professional Services 0.7%
Avery Dennison Corp.	6,916	215,987
Cintas Corp.	7,448	301,048
Copart, Inc. *	6,905	184,433
Equifax, Inc.	7,670	351,133
IHS, Inc., Class A *	3,713	423,430
Iron Mountain, Inc.	9,594	314,683
Manpower, Inc.	5,322	197,499
Nielsen Holdings N.V. *	4,788	134,256
Pitney Bowes, Inc. (a)	12,236	163,473
R.R. Donnelley & Sons Co. (a)	12,236	134,351
Republic Services, Inc.	19,804	547,581
Robert Half International, Inc.	9,044	237,857
Stericycle, Inc. *	5,852	535,575
The Dun & Bradstreet Corp.	3,196	258,716
Towers Watson & Co., Class A	3,724	202,288
Verisk Analytics, Inc., Class A *	9,044	438,815
Waste Connections, Inc.	7,980	231,021
Waste Management, Inc.	27,716	958,419

		5,830,565

Consumer Durables & Apparel 1.2%
Coach, Inc.	18,641	1,083,601
D.R. Horton, Inc.	17,556	333,389
Fossil, Inc. *	3,724	316,354
Garmin Ltd. (a)	7,448	300,527
Harman International Industries, Inc.	4,406	202,808
Hasbro, Inc.	7,448	279,375
Leggett & Platt, Inc.	9,044	214,705
Lennar Corp., Class A	10,640	345,055
Mattel, Inc.	22,094	776,383
Michael Kors Holdings Ltd. *	2,660	143,507
Mohawk Industries, Inc. *	3,724	268,314
Newell Rubbermaid, Inc.	18,195	326,236
NIKE, Inc., Class B	23,985	2,335,180
NVR, Inc. *	285	236,031
Polaris Industries, Inc.	4,256	320,009
PVH Corp.	4,256	399,638
Ralph Lauren Corp.	3,949	626,509
Tempur-Pedic International, Inc. *	4,256	132,957
Toll Brothers, Inc. *	9,425	308,386
Tupperware Brands Corp.	3,883	207,663
Under Armour, Inc., Class A *	5,320	309,677
VF Corp.	5,852	893,483
Whirlpool Corp.	4,824	364,019

		10,723,806

Consumer Services 2.0%
Apollo Group, Inc., Class A *	7,503	201,455
Burger King Worldwide, Inc. *	5,301	69,072
Carnival Corp.	25,782	894,120
Chipotle Mexican Grill, Inc. *	2,128	614,226
Darden Restaurants, Inc.	8,432	438,042
DeVry, Inc.	3,826	73,880
Dunkin’ Brands Group, Inc.	7,980	232,457
H&R Block, Inc.	18,620	308,347
Hyatt Hotels Corp., Class A *	2,660	100,894
International Game Technology	19,152	235,378
Las Vegas Sands Corp.	25,004	1,059,920
Marriott International, Inc., Class A	18,620	701,602
McDonald’s Corp.	66,092	5,914,573
MGM Resorts International *	20,263	199,793
Panera Bread Co., Class A *	2,128	329,627
Penn National Gaming, Inc. *	4,441	174,487
Royal Caribbean Cruises Ltd.	9,044	244,369
Starbucks Corp.	49,036	2,432,676
Starwood Hotels & Resorts Worldwide, Inc.	12,390	683,061
Weight Watchers International, Inc.	1,054	50,350
Wyndham Worldwide Corp.	9,576	499,293
Wynn Resorts Ltd.	5,320	548,864
Yum! Brands, Inc.	29,792	1,898,346

		17,904,832

Diversified Financials 5.3%
Affiliated Managers Group, Inc. *	3,251	382,383
American Express Co.	66,500	3,876,950
Ameriprise Financial, Inc.	14,364	788,727
Bank of America Corp.	696,649	5,566,226
BlackRock, Inc.	6,906	1,218,011
Capital One Financial Corp.	37,843	2,139,265
CBOE Holdings, Inc.	5,592	159,036
Citigroup, Inc.	190,988	5,674,254
CME Group, Inc.	20,748	1,139,065
Discover Financial Services	34,048	1,318,679
E*TRADE Financial Corp. *	16,175	138,620
Eaton Vance Corp.	7,448	201,766
Franklin Resources, Inc.	9,577	1,124,340
IntercontinentalExchange, Inc. *	4,788	654,520
Invesco Ltd.	28,998	686,673
Jefferies Group, Inc.	9,576	140,671
JPMorgan Chase & Co.	246,316	9,148,176
Legg Mason, Inc.	8,512	209,225
Leucadia National Corp.	12,236	261,606
LPL Financial Holdings, Inc.	4,256	122,020
Moody’s Corp.	12,258	485,417
Morgan Stanley	89,908	1,348,620
MSCI, Inc., Class A *	7,476	262,258
Northern Trust Corp.	13,865	643,891
NYSE Euronext	17,024	426,451
Raymond James Financial, Inc.	6,916	243,443
SEI Investments Co.	9,576	208,278
SLM Corp.	32,452	511,119
State Street Corp.	31,967	1,329,827

See financial notes 45

 Schwab U.S. Large-Cap ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
T. Rowe Price Group, Inc.	16,492	1,013,268
TD Ameritrade Holding Corp.	14,364	245,768
The Bank of New York Mellon Corp.	77,672	1,750,727
The Charles Schwab Corp. (b)	65,968	889,908
The Goldman Sachs Group, Inc.	27,132	2,868,395
The NASDAQ OMX Group, Inc.	9,044	206,836

		47,384,419

Energy 10.8%
Alpha Natural Resources, Inc. *	14,364	85,322
Anadarko Petroleum Corp.	32,623	2,259,795
Apache Corp.	25,536	2,189,712
Arch Coal, Inc. (a)	13,399	81,868
Baker Hughes, Inc.	28,196	1,285,738
Cabot Oil & Gas Corp.	13,359	553,196
Cameron International Corp. *	16,492	902,277
Chesapeake Energy Corp.	42,560	823,536
Chevron Corp.	128,212	14,380,258
Cimarex Energy Co.	5,386	308,133
Cobalt International Energy, Inc. *	12,236	277,880
Concho Resources, Inc. *	6,916	620,642
ConocoPhillips	82,082	4,661,437
CONSOL Energy, Inc.	14,453	436,481
Continental Resources, Inc. *	3,724	275,799
Denbury Resources, Inc. *	25,004	387,312
Devon Energy Corp.	25,004	1,445,981
Diamond Offshore Drilling, Inc.	4,256	285,237
Energen Corp.	4,788	244,427
EOG Resources, Inc.	17,556	1,901,315
EQT Corp.	9,576	516,721
Exxon Mobil Corp.	303,772	26,519,296
FMC Technologies, Inc. *	15,428	722,648
Halliburton Co.	60,648	1,986,828
Helmerich & Payne, Inc.	6,384	291,366
Hess Corp.	19,684	994,633
HollyFrontier Corp.	12,451	501,651
Kinder Morgan, Inc.	30,195	1,080,075
Marathon Oil Corp.	45,679	1,270,790
Marathon Petroleum Corp.	22,919	1,186,058
McDermott International, Inc. *	14,900	165,986
Murphy Oil Corp.	12,768	655,381
Nabors Industries Ltd. *	18,624	275,076
National-Oilwell Varco, Inc.	27,653	2,179,056
Newfield Exploration Co. *	8,516	277,877
Noble Corp. *	17,024	649,295
Noble Energy, Inc.	11,704	1,028,782
Occidental Petroleum Corp.	52,668	4,477,307
Oceaneering International, Inc.	6,917	370,336
Oil States International, Inc. *	3,192	249,742
Patterson-UTI Energy, Inc.	10,108	153,541
Peabody Energy Corp.	17,381	375,951
Phillips 66	39,900	1,675,800
Pioneer Natural Resources Co.	7,980	776,933
Plains Exploration & Production Co. *	9,091	357,458
QEP Resources, Inc.	11,273	323,422
Range Resources Corp.	10,640	693,622
Rowan Cos. plc, Class A *	8,032	282,566
SandRidge Energy, Inc. *	25,004	164,276
Schlumberger Ltd.	86,716	6,276,504
SM Energy Co.	4,256	201,011
Southwestern Energy Co. *	22,352	695,818
Spectra Energy Corp.	41,673	1,177,679
Sunoco, Inc.	6,820	321,836
Superior Energy Services, Inc. *	10,108	209,943
The Williams Cos., Inc.	40,508	1,307,193
Tidewater, Inc.	3,261	154,669
Ultra Petroleum Corp. *(a)	9,677	198,959
Valero Energy Corp.	36,222	1,132,300
Weatherford International Ltd. *	48,412	569,325
Whiting Petroleum Corp. *	7,448	331,585
WPX Energy, Inc. *	12,515	195,234

		96,380,875

Food & Staples Retailing 2.2%
Costco Wholesale Corp.	28,196	2,759,542
CVS Caremark Corp.	82,615	3,763,113
Safeway, Inc. (a)	15,457	241,902
Sysco Corp.	37,899	1,148,340
The Kroger Co.	34,048	758,589
Wal-Mart Stores, Inc.	113,306	8,226,016
Walgreen Co.	56,510	2,020,798
Whole Foods Market, Inc.	10,641	1,029,517

		19,947,817

Food, Beverage & Tobacco 6.0%
Altria Group, Inc.	132,717	4,507,069
Archer-Daniels-Midland Co.	39,170	1,047,798
Beam, Inc.	10,098	589,319
Brown-Forman Corp., Class B	10,498	672,922
Bunge Ltd.	9,432	600,347
Campbell Soup Co.	12,769	448,703
Coca-Cola Enterprises, Inc.	20,046	591,958
ConAgra Foods, Inc.	26,685	670,060
Constellation Brands, Inc., Class A *	11,172	368,006
Dr. Pepper Snapple Group, Inc.	14,054	629,760
General Mills, Inc.	39,015	1,534,460
Green Mountain Coffee Roasters, Inc. *(a)	7,980	193,994
H.J. Heinz Co.	20,748	1,156,079
Hillshire Brands Co.	7,448	194,169
Hormel Foods Corp.	9,265	266,091
Ingredion, Inc.	4,869	262,098
Kellogg Co.	15,960	808,374
Kraft Foods, Inc., Class A	114,901	4,771,839
Lorillard, Inc.	8,528	1,070,349
McCormick & Co., Inc. Non Voting Shares	8,512	522,977
Mead Johnson Nutrition Co.	13,300	975,289
Molson Coors Brewing Co., Class B	10,108	450,210
Monster Beverage Corp. *	10,108	595,664
PepsiCo, Inc.	101,612	7,359,757
Philip Morris International, Inc.	112,252	10,024,104
Ralcorp Holdings, Inc. *	3,724	264,255
Reynolds American, Inc.	21,716	1,001,108
Smithfield Foods, Inc. *	9,622	185,897
The Coca-Cola Co.	271,320	10,147,368
The Hershey Co.	10,131	727,608
The J.M. Smucker Co.	7,539	640,589
Tyson Foods, Inc., Class A	18,361	287,533

		53,565,754

46 See financial notes

 Schwab U.S. Large-Cap ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Health Care Equipment & Services 3.7%
Aetna, Inc.	23,408	899,101
AmerisourceBergen Corp.	16,492	635,272
Baxter International, Inc.	36,164	2,122,104
Becton, Dickinson & Co.	12,259	931,439
Boston Scientific Corp. *	95,228	514,231
C.R. Bard, Inc.	5,330	522,926
Cardinal Health, Inc.	22,344	883,705
CareFusion Corp. *	14,364	377,342
Cerner Corp. *	9,100	665,574
CIGNA Corp.	18,620	852,237
Coventry Health Care, Inc.	9,044	376,502
Covidien plc	31,388	1,759,297
DaVita, Inc. *	5,946	578,368
DENTSPLY International, Inc.	9,094	329,839
Edwards Lifesciences Corp. *	7,448	760,515
Express Scripts Holding Co. *	52,114	3,263,379
HCA Holdings, Inc.	10,678	304,857
Henry Schein, Inc. *	5,852	449,492
Hologic, Inc. *	17,024	334,181
Humana, Inc.	10,656	746,773
IDEXX Laboratories, Inc. *	3,724	354,004
Intuitive Surgical, Inc. *	2,551	1,254,556
Laboratory Corp. of America Holdings *	6,417	564,375
McKesson Corp.	15,457	1,346,459
Medtronic, Inc.	67,552	2,746,664
Omnicare, Inc.	7,495	242,688
Patterson Cos., Inc.	5,852	198,793
Quest Diagnostics, Inc.	10,115	611,654
ResMed, Inc. *	9,730	365,556
St. Jude Medical, Inc.	20,810	785,786
Stryker Corp.	19,152	1,020,036
UnitedHealth Group, Inc.	67,158	3,646,679
Universal Health Services, Inc., Class B	5,856	233,947
Varian Medical Systems, Inc. *	7,448	437,868
WellPoint, Inc.	21,320	1,276,428
Zimmer Holdings, Inc.	11,193	691,504

		33,084,131

Household & Personal Products 2.3%
Avon Products, Inc.	27,259	421,152
Church & Dwight Co., Inc.	9,183	502,677
Colgate-Palmolive Co.	28,728	3,054,074
Energizer Holdings, Inc.	4,346	299,439
Herbalife Ltd.	7,560	365,828
Kimberly-Clark Corp.	25,536	2,134,810
The Clorox Co.	8,513	619,321
The Estee Lauder Cos., Inc., Class A	14,952	896,372
The Procter & Gamble Co.	178,752	12,010,347

		20,304,020

Insurance 3.9%
ACE Ltd.	21,814	1,608,346
Aflac, Inc.	30,342	1,401,194
Alleghany Corp. *	1,064	358,728
Allied World Assurance Co. Holdings AG	2,660	208,890
American Financial Group, Inc.	5,352	201,021
American International Group, Inc. *	46,371	1,591,917
Aon plc	21,280	1,105,709
Arch Capital Group Ltd. *	8,512	339,714
Assurant, Inc.	5,883	207,376
Assured Guaranty Ltd.	10,716	141,451
Axis Capital Holdings Ltd.	8,512	290,004
Berkshire Hathaway, Inc., Class B *	124,488	10,499,318
Brown & Brown, Inc.	7,495	196,669
Cincinnati Financial Corp.	9,623	372,025
CNA Financial Corp.	1,641	42,863
Erie Indemnity Co., Class A	1,673	106,687
Everest Re Group Ltd.	2,665	276,254
Fidelity National Financial, Inc., Class A	13,832	260,595
Genworth Financial, Inc., Class A *	31,400	166,106
Hartford Financial Services Group, Inc.	28,382	508,889
HCC Insurance Holdings, Inc.	6,916	228,781
Lincoln National Corp.	19,152	444,710
Loews Corp.	22,419	911,332
Markel Corp. *	657	285,729
Marsh & McLennan Cos., Inc.	34,845	1,190,654
MetLife, Inc.	53,200	1,815,716
Old Republic International Corp.	15,478	133,575
PartnerRe Ltd.	4,256	312,390
Principal Financial Group, Inc.	18,960	520,263
Prudential Financial, Inc.	31,388	1,710,960
Reinsurance Group of America, Inc.	4,788	281,247
RenaissanceRe Holdings Ltd.	3,277	253,148
The Allstate Corp.	30,324	1,130,479
The Chubb Corp.	17,589	1,299,651
The Progressive Corp.	36,708	716,907
The Travelers Cos., Inc.	25,584	1,656,308
Torchmark Corp.	6,916	353,961
Unum Group	18,620	363,276
Validus Holdings Ltd.	5,839	195,665
W.R. Berkley Corp.	7,980	298,292
White Mountains Insurance Group Ltd.	351	182,639
XL Group plc	20,592	476,087

		34,645,526

Materials 3.7%
Air Products & Chemicals, Inc.	12,772	1,054,712
Airgas, Inc.	4,350	361,354
Albemarle Corp.	5,969	326,683
Alcoa, Inc.	68,628	587,456
Allegheny Technologies, Inc.	6,916	204,990
Allied Nevada Gold Corp. *	5,320	173,326
AptarGroup, Inc.	3,790	191,964
Ashland, Inc.	4,353	320,511
Ball Corp.	10,750	453,327
Bemis Co., Inc.	6,916	209,278
Celanese Corp., Series A	10,118	387,115
CF Industries Holdings, Inc.	4,264	882,691
Cliffs Natural Resources, Inc.	9,190	329,370
Crown Holdings, Inc. *	9,576	347,130
E.I. du Pont de Nemours & Co.	61,180	3,043,705
Eastman Chemical Co.	10,108	558,568
Ecolab, Inc.	17,056	1,092,096

See financial notes 47

 Schwab U.S. Large-Cap ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
FMC Corp.	9,061	492,194
Freeport-McMoRan Copper & Gold, Inc.	60,648	2,189,999
Huntsman Corp.	12,306	176,960
International Flavors & Fragrances, Inc.	5,320	321,966
International Paper Co.	26,104	902,154
LyondellBasell Industries N.V., Class A	21,850	1,067,154
Martin Marietta Materials, Inc. (a)	2,660	203,171
MeadWestvaco Corp.	10,784	310,148
Molycorp, Inc. *(a)	3,849	44,302
Monsanto Co.	34,580	3,012,264
Newmont Mining Corp.	31,388	1,590,744
Nucor Corp.	18,620	701,043
Owens-Illinois, Inc. *	10,640	185,987
PPG Industries, Inc.	10,109	1,112,192
Praxair, Inc.	19,188	2,024,334
Reliance Steel & Aluminum Co.	4,788	246,247
Rock-Tenn Co., Class A	4,788	319,695
Rockwood Holdings, Inc.	4,256	201,479
Royal Gold, Inc.	4,256	374,613
Sealed Air Corp.	12,236	174,608
Sigma-Aldrich Corp.	6,882	488,828
Sonoco Products Co.	6,384	195,287
Southern Copper Corp.	10,997	357,842
Steel Dynamics, Inc.	13,832	169,027
The Dow Chemical Co.	77,672	2,276,566
The Mosaic Co.	17,024	985,860
The Scotts Miracle-Gro Co., Class A	2,776	115,620
The Sherwin-Williams Co.	5,852	837,304
The Valspar Corp.	5,852	312,146
Titanium Metals Corp.	5,360	65,606
Tronox Ltd., Class A	500	12,895
United States Steel Corp. (a)	9,155	178,065
Valhi, Inc.	1,596	20,126
Vulcan Materials Co.	7,452	290,032
Walter Energy, Inc.	4,256	139,171

		32,619,905

Media 3.6%
AMC Networks, Inc., Class A *	3,825	150,475
Cablevision Systems Corp., Class A	15,437	230,783
CBS Corp., Class B Non Voting Shares	39,368	1,430,633
Charter Communications, Inc., Class A *	2,661	207,026
Clear Channel Outdoor Holdings, Inc., Class A *	2,128	11,172
Comcast Corp., Class A	174,824	5,861,849
DIRECTV *	43,092	2,244,662
Discovery Communications, Inc., Series A *	17,024	933,596
DISH Network Corp., Class A	13,300	425,467
Gannett Co., Inc.	15,428	235,431
John Wiley & Sons, Inc., Class A	3,192	157,493
Liberty Global, Inc., Series A *	17,024	940,916
Liberty Media Corp. - Liberty Capital, Series A *	7,448	776,677
News Corp., Class A	141,245	3,303,721
Omnicom Group, Inc.	17,556	901,852
Scripps Networks Interactive, Class A	5,963	352,413
Sirius XM Radio, Inc. *	241,528	611,066
The Interpublic Group of Cos., Inc.	29,647	315,444
The McGraw-Hill Cos., Inc.	17,589	900,557
The Walt Disney Co.	108,199	5,352,605
The Washington Post Co., Class B	362	127,605
Time Warner Cable, Inc.	20,254	1,798,960
Time Warner, Inc.	62,361	2,591,100
Viacom, Inc., Class B	32,452	1,622,925
Virgin Media, Inc.	17,589	484,929

		31,969,357

Pharmaceuticals, Biotechnology & Life Sciences 7.8%
Abbott Laboratories	102,133	6,693,797
Agilent Technologies, Inc.	22,344	830,303
Alexion Pharmaceuticals, Inc. *	12,768	1,368,857
Allergan, Inc.	19,684	1,695,383
Amgen, Inc.	50,530	4,240,478
Biogen Idec, Inc. *	15,990	2,343,974
Bristol-Myers Squibb Co.	109,798	3,624,432
Celgene Corp. *	28,196	2,031,240
Covance, Inc. *	3,724	177,970
Eli Lilly & Co.	64,372	2,890,947
Endo Health Solutions, Inc. *	7,304	232,413
Forest Laboratories, Inc. *	16,268	564,337
Gilead Sciences, Inc. *	49,036	2,828,887
Hospira, Inc. *	10,640	357,291
Illumina, Inc. *	7,996	336,472
Johnson & Johnson	177,688	11,981,502
Life Technologies Corp. *	11,704	558,398
Merck & Co., Inc.	197,210	8,489,891
Mettler-Toledo International, Inc. *	2,128	351,354
Mylan, Inc. *	27,346	644,545
PerkinElmer, Inc.	7,452	203,440
Perrigo Co.	5,320	585,040
Pfizer, Inc.	486,105	11,598,465
Regeneron Pharmaceuticals, Inc. *	4,788	708,863
Techne Corp.	2,235	153,254
Thermo Fisher Scientific, Inc.	23,985	1,375,540
United Therapeutics Corp. *	3,192	172,751
Vertex Pharmaceuticals, Inc. *	14,364	766,032
Warner Chilcott plc, Class A	11,704	159,408
Waters Corp. *	5,913	474,163
Watson Pharmaceuticals, Inc. *	7,980	649,173

		69,088,600

Real Estate 2.9%
Alexandria Real Estate Equities, Inc.	4,257	314,592
American Capital Agency Corp.	21,280	741,395
American Tower Corp.	25,536	1,797,734
Annaly Capital Management, Inc.	62,381	1,079,815
AvalonBay Communities, Inc.	6,384	903,464
Boston Properties, Inc.	9,576	1,073,757
BRE Properties, Inc.	4,809	240,065
Brookfield Office Properties, Inc. (a)	16,539	276,863
Camden Property Trust	5,320	369,368
CBRE Group, Inc., Class A *	18,757	324,684
Chimera Investment Corp.	65,968	167,559
DDR Corp.	15,428	234,814
Digital Realty Trust, Inc.	7,968	593,696
Equity Residential	19,684	1,188,914

48 See financial notes

 Schwab U.S. Large-Cap ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Essex Property Trust, Inc.	2,172	330,100
Federal Realty Investment Trust	4,256	459,265
General Growth Properties, Inc.	24,746	509,273
HCP, Inc.	27,716	1,271,056
Health Care REIT, Inc.	13,821	807,699
Host Hotels & Resorts, Inc.	48,412	740,704
Jones Lang LaSalle, Inc.	2,665	192,226
Kimco Realty Corp.	26,111	530,575
Liberty Property Trust	7,448	274,682
Piedmont Office Realty Trust, Inc., Class A	10,818	183,581
Plum Creek Timber Co., Inc.	10,640	435,495
ProLogis, Inc.	29,792	1,017,993
Public Storage	9,074	1,320,811
Rayonier, Inc.	7,980	390,940
Realty Income Corp.	8,570	361,054
Regency Centers Corp.	5,852	286,748
Simon Property Group, Inc.	19,152	3,039,422
SL Green Realty Corp.	6,396	515,518
The Macerich Co.	8,438	502,652
UDR, Inc.	14,364	362,691
Ventas, Inc.	18,620	1,219,424
Vornado Realty Trust	11,704	950,014
Weyerhaeuser Co.	34,580	861,388

		25,870,031

Retailing 4.3%
Abercrombie & Fitch Co., Class A	5,320	191,467
Advance Auto Parts, Inc.	4,805	341,732
Amazon.com, Inc. *	22,876	5,678,509
American Eagle Outfitters, Inc.	12,553	279,179
AutoNation, Inc. *(a)	2,238	89,968
AutoZone, Inc. *	1,908	690,009
Bed Bath & Beyond, Inc. *	14,924	1,002,445
Best Buy Co., Inc.	18,967	336,475
CarMax, Inc. *	14,385	440,037
Dick’s Sporting Goods, Inc.	5,786	287,911
Dollar General Corp. *	14,391	734,948
Dollar Tree, Inc. *	14,924	718,889
Expedia, Inc.	6,400	328,704
Family Dollar Stores, Inc.	6,916	440,134
Foot Locker, Inc.	10,108	349,434
GameStop Corp., Class A (a)	8,906	169,926
Genuine Parts Co.	10,155	641,390
Groupon, Inc. *(a)	20,787	86,266
Guess?, Inc.	4,256	110,911
J.C. Penney Co., Inc.	9,607	250,551
Kohl’s Corp.	14,924	779,033
Liberty Interactive Corp., Series A *	38,836	708,369
Liberty Ventures, Series A *	1,939	89,184
Limited Brands, Inc.	15,960	775,656
LKQ Corp. *	9,576	361,398
Lowe’s Cos., Inc.	77,818	2,216,257
Macy’s, Inc.	27,132	1,093,691
Netflix, Inc. *(a)	3,724	222,397
Nordstrom, Inc.	10,108	584,546
O’Reilly Automotive, Inc. *	7,995	679,175
PetSmart, Inc.	6,929	491,405
Priceline.com, Inc. *	3,192	1,929,787
Ross Stores, Inc.	14,908	1,031,484
Sally Beauty Holdings, Inc. *	11,172	307,230
Sears Holdings Corp. *(a)	3,192	168,378
Signet Jewelers Ltd.	5,852	268,373
Staples, Inc.	45,752	499,612
Target Corp.	38,909	2,493,678
The Gap, Inc.	22,344	800,362
The Home Depot, Inc.	100,548	5,706,099
The TJX Cos., Inc.	47,970	2,196,546
Tiffany & Co.	8,097	501,609
Tractor Supply Co.	4,788	457,158
TripAdvisor, Inc. *	6,400	214,016
Ulta Salon, Cosmetics & Fragrance, Inc.	3,724	350,056
Urban Outfitters, Inc. *	7,793	292,549

		38,386,933

Semiconductors & Semiconductor Equipment 2.2%
Advanced Micro Devices, Inc. *	37,772	140,512
Altera Corp.	20,850	778,330
Analog Devices, Inc.	19,171	761,856
Applied Materials, Inc.	84,588	988,834
Atmel Corp. *	28,756	170,523
Broadcom Corp., Class A *	31,388	1,115,216
Cree, Inc. *	7,464	210,485
First Solar, Inc. *(a)	3,724	74,443
Intel Corp.	326,738	8,112,904
KLA-Tencor Corp.	10,677	547,837
Lam Research Corp. *	12,768	435,772
Linear Technology Corp.	13,856	457,594
LSI Corp. *	36,748	286,267
Marvell Technology Group Ltd.	31,388	319,530
Maxim Integrated Products, Inc.	18,944	514,140
Microchip Technology, Inc.	12,269	426,348
Micron Technology, Inc. *	63,840	396,446
NVIDIA Corp. *	39,368	552,333
ON Semiconductor Corp. *	28,196	175,661
Skyworks Solutions, Inc. *	12,768	388,913
Texas Instruments, Inc.	75,012	2,178,348
Xilinx, Inc.	17,068	578,776

		19,611,068

Software & Services 9.5%
Accenture plc, Class A	45,305	2,790,788
Activision Blizzard, Inc.	26,953	316,967
Adobe Systems, Inc. *	31,755	992,979
Akamai Technologies, Inc. *	11,704	439,017
Alliance Data Systems Corp. *	3,192	439,379
ANSYS, Inc. *	5,862	408,581
Autodesk, Inc. *	14,364	446,002
Automatic Data Processing, Inc.	31,920	1,853,914
BMC Software, Inc. *	9,594	397,192
Broadridge Financial Solutions, Inc.	8,027	190,079
CA, Inc.	23,781	619,019
Citrix Systems, Inc. *	12,236	950,615
Cognizant Technology Solutions Corp., Class A *	19,684	1,265,288
Computer Sciences Corp.	9,666	311,342
eBay, Inc. *	72,352	3,434,550
Electronic Arts, Inc. *	21,500	286,595
Equinix, Inc. *	3,192	630,899
Facebook, Inc., Class A *(a)	32,984	596,351

See financial notes 49

 Schwab U.S. Large-Cap ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
FactSet Research Systems, Inc.	2,730	251,897
Fidelity National Information Services, Inc.	16,582	522,333
Fiserv, Inc. *	9,053	645,569
Genpact Ltd. *	6,426	117,275
Global Payments, Inc.	4,758	198,171
Google, Inc., Class A *	16,492	11,298,504
IAC/InterActiveCorp	4,788	248,210
Informatica Corp. *	6,916	225,462
International Business Machines Corp.	71,563	13,944,051
Intuit, Inc.	17,641	1,032,704
LinkedIn Corp., Class A *	4,264	457,527
MasterCard, Inc., Class A	6,646	2,810,593
Microsoft Corp.	485,716	14,969,767
Nuance Communications, Inc. *	14,764	352,121
Oracle Corp.	248,444	7,863,253
Paychex, Inc.	20,748	690,079
Rackspace Hosting, Inc. *	7,448	446,731
Red Hat, Inc. *	12,768	715,519
Rovi Corp. *	7,114	109,129
SAIC, Inc.	22,064	269,401
Salesforce.com, Inc. *	7,980	1,158,536
ServiceNow, Inc. *(a)	1,053	32,748
Solera Holdings, Inc.	4,303	176,982
Symantec Corp. *	46,816	834,729
Synopsys, Inc. *	9,044	298,723
Teradata Corp. *	11,172	853,317
TIBCO Software, Inc. *	10,640	318,349
Total System Services, Inc.	12,772	296,055
Vantiv, Inc., Class A *	3,192	72,012
VeriFone Systems, Inc. *	6,916	240,262
VeriSign, Inc. *	10,227	487,623
Visa, Inc., Class A	34,580	4,434,885
VMware, Inc., Class A *	4,258	379,132
Western Union Co.	40,025	704,840
Yahoo!, Inc. *	76,608	1,122,307
Zynga, Inc., Class A *	6,916	19,365

		84,967,718

Technology Hardware & Equipment 8.1%
Amphenol Corp., Class A	10,668	649,361
Apple, Inc.	60,273	40,096,011
Arrow Electronics, Inc. *	6,916	250,705
Avnet, Inc. *	9,044	291,307
Cisco Systems, Inc.	347,928	6,638,466
Corning, Inc.	98,605	1,182,274
Dell, Inc. *	102,144	1,081,705
Dolby Laboratories, Inc., Class A *	3,266	108,366
EMC Corp. *	135,915	3,573,205
F5 Networks, Inc. *	5,320	518,647
FLIR Systems, Inc.	10,112	200,218
Harris Corp.	7,455	350,609
Hewlett-Packard Co.	130,872	2,209,119
Ingram Micro, Inc., Class A *	10,640	162,473
Jabil Circuit, Inc.	12,236	278,736
JDS Uniphase Corp. *	14,712	164,627
Juniper Networks, Inc. *	33,943	591,966
Molex, Inc.	9,299	246,889
Motorola Solutions, Inc.	19,152	912,784
NCR Corp. *	10,155	227,370
NetApp, Inc. *	23,408	808,044
Palo Alto Networks, Inc. *	532	34,250
Polycom, Inc. *	11,704	121,956
QUALCOMM, Inc.	111,720	6,866,311
Riverbed Technology, Inc. *	9,818	196,262
SanDisk Corp. *	15,428	635,942
Seagate Technology plc	25,584	818,944
TE Connectivity Ltd.	27,132	954,232
Trimble Navigation Ltd. *	7,984	391,615
Western Digital Corp. *	14,936	624,624
Xerox Corp.	89,386	658,775

		71,845,793

Telecommunication Services 3.1%
AT&T, Inc.	380,571	13,944,122
CenturyLink, Inc.	40,951	1,730,589
Crown Castle International Corp. *	17,056	1,082,374
Frontier Communications Corp. (a)	66,006	304,948
Level 3 Communications, Inc. *	10,108	217,827
MetroPCS Communications, Inc. *	20,095	195,524
NII Holdings, Inc. *	10,772	67,217
SBA Communications Corp., Class A *	7,980	477,045
Sprint Nextel Corp. *	192,627	934,241
Telephone & Data Systems, Inc.	6,414	157,271
United States Cellular Corp. *	1,132	42,959
Verizon Communications, Inc.	183,528	7,880,692
Windstream Corp. (a)	37,240	367,559

		27,402,368

Transportation 1.7%
C.H. Robinson Worldwide, Inc.	10,640	602,330
CSX Corp.	67,600	1,518,296
Delta Air Lines, Inc. *	53,872	465,993
Expeditors International of Washington, Inc.	13,836	506,536
FedEx Corp.	19,152	1,678,290
Hertz Global Holdings, Inc. *	15,129	214,529
J.B. Hunt Transport Services, Inc.	6,413	336,298
Kansas City Southern	6,977	539,532
Norfolk Southern Corp.	21,280	1,541,949
Southwest Airlines Co.	51,096	456,798
Union Pacific Corp.	30,914	3,754,196
United Continental Holdings, Inc. *	21,283	392,671
United Parcel Service, Inc., Class B	47,348	3,494,756

		15,502,174

Utilities 3.7%
AGL Resources, Inc.	7,478	296,503
Alliant Energy Corp.	7,082	312,175
Ameren Corp.	15,432	504,935
American Electric Power Co., Inc.	31,388	1,349,370
American Water Works Co., Inc.	11,191	412,612
Aqua America, Inc.	9,044	226,100
Atmos Energy Corp.	5,852	204,469
Calpine Corp. *	24,767	434,661
CenterPoint Energy, Inc.	25,135	512,503
CMS Energy Corp.	18,088	417,290
Consolidated Edison, Inc.	19,152	1,160,994

50 See financial notes

 Schwab U.S. Large-Cap ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Dominion Resources, Inc.	37,240	1,954,355
DTE Energy Co.	10,687	624,121
Duke Energy Corp.	44,996	2,914,841
Edison International	19,198	840,680
Entergy Corp.	11,704	796,808
Exelon Corp.	55,328	2,017,812
FirstEnergy Corp.	27,664	1,208,917
Integrys Energy Group, Inc.	4,897	264,389
ITC Holdings Corp.	3,192	229,760
MDU Resources Group, Inc.	11,219	241,770
National Fuel Gas Co.	5,852	292,015
NextEra Energy, Inc.	27,132	1,826,255
NiSource, Inc.	18,088	440,262
Northeast Utilities	20,292	764,400
NRG Energy, Inc.	15,514	331,069
NV Energy, Inc.	14,939	262,030
OGE Energy Corp.	6,396	345,704
ONEOK, Inc.	12,768	568,559
Pepco Holdings, Inc.	14,411	278,276
PG&E Corp.	27,664	1,200,894
Pinnacle West Capital Corp.	6,931	356,046
PPL Corp.	37,147	1,089,522
Public Service Enterprise Group, Inc.	32,708	1,035,535
Questar Corp.	11,273	222,642
SCANA Corp.	7,448	352,737
Sempra Energy	14,364	950,897
TECO Energy, Inc.	12,815	222,468
The AES Corp. *	41,496	472,639
The Southern Co.	56,498	2,561,054
UGI Corp.	7,448	227,015
Westar Energy, Inc.	9,044	263,361
Wisconsin Energy Corp.	14,896	565,452
Xcel Energy, Inc.	31,388	875,411

		32,429,308

Total Common Stock
(Cost $792,380,201)		888,442,866

Rights 0.0% of net assets

Retailing 0.0%
Liberty Ventures *(c)(d)	642	—

Total Rights
(Cost $3,999)		—

Other Investment Company 0.0% of net assets

Money Market Fund 0.0%
State Street Institutional U.S. Government Money Market Fund	284,948	284,948

Total Other Investment Company
(Cost $284,948)		284,948

End of Investments.

Collateral Invested for Securities on Loan 0.2% of net assets

State Street Institutional U.S. Government Money Market Fund	1,864,672	1,864,672

Total Collateral Invested for Securities on Loan
(Cost $1,864,672)		1,864,672

End of Collateral Invested for Securities on Loan

At 08/31/12, the tax basis cost of the fund’s investments was $793,158,733 and the unrealized appreciation and depreciation were $135,212,683 and ($39,643,602), respectively, with a net unrealized appreciation of $95,569,081.

*	Non-income producing security.
(a)	All or a portion of this security is on loan.
(b)	Issuer is affiliated with the fund’s adviser.
(c)	Fair-valued by management in accordance with procedures approved by the Board of Trustees.
(d)	Illiquid security. At the period end, the value of these amounted to $0 or 0% of net assets.

REIT —	Real Estate Investment Trust

See financial notes 51

 Schwab U.S. Large-Cap ETF

Portfolio Holdings continued

The following is a summary of the inputs used to value the fund’s investments as of August 31, 2012 (see financial note 2(a) for additional information):

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common Stock[1]	$888,442,866	$—	$—	$888,442,866
Rights[1]	—	—	—	—
Other Investment Company[1]	284,948	—	—	284,948

Total	$888,727,814	$—	$—	$888,727,814

Other Financial Instruments
Collateral Invested for Securities on Loan	$1,864,672	$—	$—	$1,864,672

[1]	As categorized in Portfolio Holdings.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Balance		Change in					Balance
	as of	Realized	Unrealized			Gross	Gross	as of
	August 31,	Gain	Gains	Gross	Gross	Transfers	Transfers	August 31,
Investments in Securities	2011	(Loss)	(Losses)	Purchases	Sales	in	out	2012

Rights	$—	$—	($4,000)	$4,000	$—	$—	$—	$—

Total	$—	$—	($4,000)	$4,000	$—	$—	$—	$—

All net realized and change in unrealized gains (losses) on Level 3 investments in the tables above are reflected on the accompanying Statement of Operations. Changes in net unrealized gains (losses) for Level 3 Investments held by the fund at August 31, 2012 are ($4,000).

The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended August 31, 2012.

52 See financial notes

 Schwab U.S. Large-Cap ETF

Statement of
Assets and Liabilities
As of August 31, 2012

Assets

Investments in affiliated issuers, at value (cost $1,080,661)		$889,908
Investments in unaffiliated issuers, at value (cost $791,588,487) including securities on loan of $1,892,672	+	887,837,906

Total investments, at value (cost $792,669,148)		888,727,814
Collateral invested for securities on loan		1,864,672
Receivables:
Fund shares sold		3,348,900
Dividends		2,057,397
Income from securities on loan		5,494
Foreign tax reclaims		1,135
Interest	+	13

Total assets		896,005,425

Liabilities

Collateral held for securities on loan		1,864,672
Payables:
Investments bought		3,327,011
Investment adviser fees	+	5,832

Total liabilities		5,197,515

Net Assets

Total assets		896,005,425
Total liabilities	—	5,197,515

Net assets		$890,807,910

Net Assets by Source
Capital received from investors		794,494,420
Net investment income not yet distributed		3,272,234
Net realized capital losses		(3,017,410)
Net unrealized capital gains		96,058,666

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$890,807,910		26,600,000		$33.49

See financial notes 53

 Schwab U.S. Large-Cap ETF

Statement of
Operations
For September 1, 2011 through August 31, 2012

Investment Income

Dividends received from affiliated issuer		$14,902
Dividends received from unaffiliated issuers (net of foreign withholding tax of $19,506)		16,748,241
Interest		337
Securities on loan	+	51,002

Total investment income		16,814,482

Expenses

Investment adviser fees		617,134

Total expenses	−	617,134

Net investment income		16,197,348

Realized and Unrealized Gains (Losses)

Net realized gains on affiliated issuer		3,572
Net realized losses on unaffiliated investments		(1,858,368)
Net realized gains on in-kind redemptions	+	9,709,414

Net realized gains		7,854,618
Net unrealized gains on affiliated issuer		68,662
Net unrealized gains on unaffiliated investments	+	97,133,289

Net unrealized gains	+	97,201,951

Net realized and unrealized gains		105,056,569

Net increase in net assets resulting from operations		$121,253,917

54 See financial notes

 Schwab U.S. Large-Cap ETF

Statements of
Changes in Net Assets
For the current and prior report periods

Operations

9/1/11-8/31/12			9/1/10-8/31/11
Net investment income		$16,197,348	$9,053,736
Net realized gains		7,854,618	14,320,204
Net unrealized gains	+	97,201,951	18,714,018

Net increase in net assets resulting from operations		121,253,917	42,087,958

Distributions to Shareholders

Distributions from net investment income		($14,860,890)	($8,109,371)

Transactions in Fund Shares

		9/1/11-8/31/12		9/1/10-8/31/11
		SHARES	VALUE	SHARES	VALUE
Shares sold		6,850,000	$211,482,525	12,800,000	$387,220,506
Shares redeemed	+	(1,400,001)	(42,848,148)	(2,600,000)	(78,921,350)

Net transactions in fund shares		5,449,999	$168,634,377	10,200,000	$308,299,156

Shares Outstanding and Net Assets

		9/1/11-8/31/12		9/1/10-8/31/11
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		21,150,001	$615,780,506	10,950,001	$273,502,763
Total increase	+	5,449,999	275,027,404	10,200,000	342,277,743

End of period		26,600,000	$890,807,910	21,150,001	$615,780,506

Net investment income not yet distributed			$3,272,234		$2,078,342

See financial notes 55

Schwab U.S. Large-Cap Growth ETF™

Financial Statements

Financial Highlights

	9/1/11–	9/1/10–	12/9/09[1]–
	8/31/12	8/31/11	8/31/10

Per-Share Data ($)

Net asset value at beginning of period	29.44	24.21	25.00

Income (loss) from investment operations:
Net investment income (loss)	0.36	0.27	0.15
Net realized and unrealized gains (losses)	4.59	5.20	(0.83)

Total from investment operations	4.95	5.47	(0.68)
Less distributions:
Distributions from net investment income	(0.34)	(0.24)	(0.11)

Net asset value at end of period	34.05	29.44	24.21

Total return (%)	16.96	22.57	(2.75)[2]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.13	0.13	0.14	[3,4]
Gross operating expenses	0.13	0.13	0.14	[3]
Net investment income (loss)	1.17	0.93	0.86	[3]
Portfolio turnover rate[5]	8	10	6	[2]
Net assets, end of period ($ x 1,000)	475,062	309,155	108,946

1 Commencement of operations.
2 Not annualized.
3 Annualized.
4 Effective June 14, 2010, the annual operating expense was reduced. The ratio presented for period ended 8/31/10 is a blended rate.
5 Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.

56 See financial notes

 Schwab U.S. Large-Cap Growth ETF

Portfolio Holdings as of August 31, 2012

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings on a daily basis on the fund’s website at www.schwabetfs.com.

			Cost	Value
Holdings by Category			($)	($)

99.9%		Common Stock	424,801,434	474,400,052
0.0%		Other Investment Company	71,506	71,506

99.9%		Total Investments	424,872,940	474,471,558
0.2%		Collateral Invested for Securities on Loan	1,097,728	1,097,728
(0	.1)%	Other Assets and Liabilities, Net		(507,567)

100.0%		Net Assets		475,061,719

	Number	Value
Security	of Shares	($)

Common Stock 99.9% of net assets

Automobiles & Components 0.5%
Allison Transmission Holdings, Inc. (a)	1,674	29,747
BorgWarner, Inc. *	8,370	575,689
Gentex Corp.	10,081	176,619
Johnson Controls, Inc.	48,000	1,306,080
Visteon Corp. *	3,627	166,914

		2,255,049

Banks 0.2%
SunTrust Banks, Inc.	37,794	951,275

Capital Goods 6.9%
Aecom Technology Corp. *	7,291	141,372
AGCO Corp. *	6,736	283,518
AMETEK, Inc.	16,842	577,849
B/E Aerospace, Inc. *	6,696	269,581
Caterpillar, Inc.	41,571	3,547,253
Cooper Industries plc	11,202	819,426
Cummins, Inc.	12,276	1,192,122
Danaher Corp.	40,734	2,182,120
Deere & Co.	28,563	2,145,367
Donaldson Co., Inc.	9,522	336,031
Dover Corp.	13,129	758,987
Emerson Electric Co.	52,173	2,646,215
Fastenal Co.	20,784	895,583
First Solar, Inc. *(a)	3,906	78,081
Flowserve Corp.	3,906	498,640
Fluor Corp.	12,041	620,111
Fortune Brands Home & Security, Inc. *	10,881	277,466
Foster Wheeler AG *	8,203	179,646
Gardner Denver, Inc.	3,627	218,636
Illinois Tool Works, Inc.	29,307	1,737,612
Jacobs Engineering Group, Inc. *	8,961	354,318
Joy Global, Inc.	7,533	402,112
KBR, Inc.	10,505	284,580
Lincoln Electric Holdings, Inc.	5,933	244,736
MSC Industrial Direct Co., Inc. Class A	3,113	215,731
Navistar International Corp. *	4,761	104,647
PACCAR, Inc.	25,389	1,013,275
Pall Corp.	8,121	450,797
Pentair, Inc.	6,975	296,438
Precision Castparts Corp.	10,323	1,662,829
Quanta Services, Inc. *	14,533	348,792
Rockwell Collins, Inc.	10,362	506,391
Roper Industries, Inc.	6,975	716,960
Spirit AeroSystems Holdings, Inc., Class A *	8,398	208,774
SPX Corp.	3,641	232,660
Textron, Inc.	19,599	523,685
The Babcock & Wilcox Co. *	8,205	202,417
The Boeing Co.	47,151	3,366,581
The Timken Co.	5,580	224,093
TransDigm Group, Inc. *	3,348	464,100
URS Corp.	5,599	203,860
W.W. Grainger, Inc.	4,185	861,943
Xylem, Inc.	12,931	314,094

		32,609,429

Commercial & Professional Services 0.7%
Copart, Inc. *	8,398	224,311
Equifax, Inc.	8,417	385,330
IHS, Inc., Class A *	4,185	477,257
Nielsen Holdings N.V. *	5,076	142,331
Robert Half International, Inc.	10,190	267,997
Stericycle, Inc. *	6,138	561,750
The Dun & Bradstreet Corp.	3,360	271,992
Towers Watson & Co., Class A	4,198	228,035
Verisk Analytics, Inc., Class A *	10,044	487,335
Waste Connections, Inc.	8,091	234,235

		3,280,573

Consumer Durables & Apparel 1.8%
Coach, Inc.	20,400	1,185,852
Fossil, Inc. *	3,906	331,815
Harman International Industries, Inc.	4,904	225,731
Michael Kors Holdings Ltd. *	3,079	166,112
Mohawk Industries, Inc. *	3,921	282,508
NIKE, Inc., Class B	26,505	2,580,527
NVR, Inc. *	335	277,440
PVH Corp.	4,743	445,368
Ralph Lauren Corp.	4,464	708,214
Stanley Black & Decker, Inc.	12,276	807,515
Tempur-Pedic International, Inc. *	4,480	139,955
Toll Brothers, Inc. *	10,323	337,768
Under Armour, Inc., Class A *	5,580	324,812
VF Corp.	6,138	937,150

		8,750,767

See financial notes 57

 Schwab U.S. Large-Cap Growth ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Consumer Services 2.2%
Apollo Group, Inc., Class A *	7,841	210,531
Burger King Worldwide, Inc. *	6,417	83,614
Chipotle Mexican Grill, Inc. *	2,232	644,244
DeVry, Inc.	3,921	75,715
Dunkin’ Brands Group, Inc.	7,254	211,309
Hyatt Hotels Corp., Class A *	2,521	95,622
Las Vegas Sands Corp.	27,760	1,176,746
Marriott International, Inc., Class A	20,659	778,431
MGM Resorts International *	22,370	220,568
Panera Bread Co., Class A *	2,232	345,737
Penn National Gaming, Inc. *	4,743	186,352
Starbucks Corp.	54,126	2,685,191
Starwood Hotels & Resorts Worldwide, Inc.	13,671	753,682
Weight Watchers International, Inc.	1,395	66,639
Wynn Resorts Ltd.	5,859	604,473
Yum! Brands, Inc.	32,643	2,080,012

		10,218,866

Diversified Financials 2.5%
Affiliated Managers Group, Inc. *	3,641	428,255
Ameriprise Financial, Inc.	15,624	857,914
BlackRock, Inc.	7,254	1,279,388
CBOE Holdings, Inc.	6,439	183,125
CIT Group, Inc. *	13,950	526,752
Discover Financial Services	37,523	1,453,266
E*TRADE Financial Corp. *	18,314	156,951
Franklin Resources, Inc.	10,361	1,216,381
IntercontinentalExchange, Inc. *	5,301	724,647
Leucadia National Corp.	13,855	296,220
Moody’s Corp.	13,440	532,224
MSCI, Inc., Class A *	8,455	296,601
State Street Corp.	35,154	1,462,406
T. Rowe Price Group, Inc.	17,921	1,101,066
The Charles Schwab Corp. (b)	72,675	980,386
The NASDAQ OMX Group, Inc.	9,680	221,382

		11,716,964

Energy 8.8%
Alpha Natural Resources, Inc. *	15,401	91,482
Anadarko Petroleum Corp.	35,433	2,454,444
Baker Hughes, Inc.	30,690	1,399,464
Cabot Oil & Gas Corp.	14,638	606,160
Cameron International Corp. *	17,856	976,902
Cimarex Energy Co.	6,138	351,155
Concho Resources, Inc. *	7,281	653,397
CONSOL Energy, Inc.	15,932	481,146
Continental Resources, Inc. *	4,185	309,941
Denbury Resources, Inc. *	27,442	425,077
Diamond Offshore Drilling, Inc.	4,743	317,876
EOG Resources, Inc.	19,040	2,062,032
FMC Technologies, Inc. *	17,019	797,170
Halliburton Co.	65,844	2,157,049
Helmerich & Payne, Inc.	7,254	331,072
Hess Corp.	22,041	1,113,732
HollyFrontier Corp.	13,682	551,248
Kinder Morgan, Inc.	33,664	1,204,161
Marathon Petroleum Corp.	23,994	1,241,689
Murphy Oil Corp.	13,721	704,299
Nabors Industries Ltd. *	20,439	301,884
National-Oilwell Varco, Inc.	29,961	2,360,927
Newfield Exploration Co. *	9,486	309,528
Noble Corp. *	18,442	703,378
Noble Energy, Inc.	12,834	1,128,109
Occidental Petroleum Corp.	57,474	4,885,865
Oceaneering International, Inc.	7,565	405,030
Oil States International, Inc. *	3,627	283,776
Patterson-UTI Energy, Inc.	10,911	165,738
Peabody Energy Corp.	19,079	412,679
Pioneer Natural Resources Co.	8,649	842,067
Plains Exploration & Production Co. *	9,207	362,019
QEP Resources, Inc.	12,350	354,321
Range Resources Corp.	11,439	745,708
Rowan Cos. plc, Class A *	8,818	310,217
SandRidge Energy, Inc. *	26,832	176,286
Schlumberger Ltd.	94,860	6,865,967
SM Energy Co.	4,486	211,874
Southwestern Energy Co. *	24,404	759,696
Sunoco, Inc.	7,537	355,671
Superior Energy Services, Inc. *	11,997	249,178
Ultra Petroleum Corp. *(a)	10,625	218,450
Weatherford International Ltd. *	55,521	652,927
Whiting Petroleum Corp. *	8,167	363,595
WPX Energy, Inc. *	13,671	213,268

		41,867,654

Food & Staples Retailing 4.1%
Costco Wholesale Corp.	30,800	3,014,396
CVS Caremark Corp.	91,233	4,155,663
Wal-Mart Stores, Inc.	123,876	8,993,398
Walgreen Co.	61,659	2,204,926
Whole Foods Market, Inc.	11,479	1,110,593

		19,478,976

Food, Beverage & Tobacco 2.5%
Brown-Forman Corp., Class B	11,339	726,830
Bunge Ltd.	10,323	657,059
Green Mountain Coffee Roasters, Inc. *(a)	8,679	210,986
Hillshire Brands Co.	8,370	218,206
Lorillard, Inc.	9,207	1,155,571
Monster Beverage Corp. *	10,881	641,217
PepsiCo, Inc.	111,042	8,042,772
Ralcorp Holdings, Inc. *	3,906	277,170

		11,929,811

Health Care Equipment & Services 6.6%
Aetna, Inc.	24,552	943,042
AmerisourceBergen Corp.	18,203	701,180
Baxter International, Inc.	39,339	2,308,413
Becton, Dickinson & Co.	13,392	1,017,524
C.R. Bard, Inc.	5,859	574,826
CareFusion Corp. *	15,959	419,243
Cerner Corp. *	10,323	755,024
Coventry Health Care, Inc.	10,081	419,672
Covidien plc	34,163	1,914,836
DaVita, Inc. *	6,696	651,320

58 See financial notes

 Schwab U.S. Large-Cap Growth ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
DENTSPLY International, Inc.	10,066	365,094
Edwards Lifesciences Corp. *	8,091	826,172
Express Scripts Holding Co. *	56,916	3,564,080
HCA Holdings, Inc.	11,654	332,722
Henry Schein, Inc. *	6,453	495,655
Hospira, Inc. *	11,480	385,498
IDEXX Laboratories, Inc. *	3,920	372,635
Intuitive Surgical, Inc. *	2,790	1,372,094
Laboratory Corp. of America Holdings *	7,001	615,738
McKesson Corp.	16,740	1,458,221
Medtronic, Inc.	73,935	3,006,197
Omnicare, Inc.	8,091	261,987
Patterson Cos., Inc.	6,442	218,835
Quest Diagnostics, Inc.	11,160	674,845
ResMed, Inc. *	10,361	389,263
St. Jude Medical, Inc.	22,402	845,900
Stryker Corp.	20,715	1,103,281
UnitedHealth Group, Inc.	73,935	4,014,670
Universal Health Services, Inc., Class B	6,424	256,639
Varian Medical Systems, Inc. *	7,842	461,031
Zimmer Holdings, Inc.	12,603	778,613

		31,504,250

Household & Personal Products 1.4%
Church & Dwight Co., Inc.	9,765	534,536
Colgate-Palmolive Co.	31,248	3,321,975
Energizer Holdings, Inc.	4,761	328,033
Herbalife Ltd.	8,120	392,927
Mead Johnson Nutrition Co.	14,508	1,063,871
The Estee Lauder Cos., Inc., Class A	16,521	990,434

		6,631,776

Insurance 3.4%
Alleghany Corp. *	1,216	409,974
Axis Capital Holdings Ltd.	9,207	313,683
Berkshire Hathaway, Inc., Class B *	135,594	11,435,998
Erie Indemnity Co., Class A	1,953	124,543
Everest Re Group Ltd.	3,348	347,054
Loews Corp.	24,273	986,697
Markel Corp. *	709	308,344
PartnerRe Ltd.	4,743	348,136
RenaissanceRe Holdings Ltd.	3,649	281,885
The Progressive Corp.	40,329	787,625
Validus Holdings Ltd.	5,859	196,335
White Mountains Insurance Group Ltd.	405	210,738
XL Group plc	22,599	522,489

		16,273,501

Materials 4.5%
Airgas, Inc.	4,743	394,001
Albemarle Corp.	6,160	337,137
Allegheny Technologies, Inc.	7,280	215,779
Allied Nevada Gold Corp. *	5,879	191,538
AptarGroup, Inc.	4,479	226,861
Ashland, Inc.	5,041	371,169
Ball Corp.	11,525	486,009
CF Industries Holdings, Inc.	4,743	981,849
Cliffs Natural Resources, Inc.	10,081	361,303
Crown Holdings, Inc. *	10,641	385,736
Ecolab, Inc.	18,693	1,196,913
FMC Corp.	10,044	545,590
Freeport-McMoRan Copper & Gold, Inc.	67,239	2,428,000
Huntsman Corp.	13,718	197,265
LyondellBasell Industries N.V., Class A	23,800	1,162,392
Martin Marietta Materials, Inc. (a)	3,080	235,250
Molycorp, Inc. *(a)	4,255	48,975
Monsanto Co.	37,944	3,305,302
Newmont Mining Corp.	34,718	1,759,508
Nucor Corp.	20,115	757,330
Praxair, Inc.	21,204	2,237,022
Reliance Steel & Aluminum Co.	5,301	272,630
Rock-Tenn Co., Class A	5,022	335,319
Rockwood Holdings, Inc.	4,744	224,581
Royal Gold, Inc.	4,199	369,596
Sigma-Aldrich Corp.	7,304	518,803
Steel Dynamics, Inc.	15,217	185,952
The Mosaic Co.	18,485	1,070,466
The Scotts Miracle-Gro Co., Class A	2,801	116,662
Tronox Ltd., Class A	378	9,749
United States Steel Corp. (a)	11,439	222,489
Valhi, Inc.	840	10,592
Walter Energy, Inc.	4,464	145,973

		21,307,741

Media 3.8%
AMC Networks, Inc., Class A *	4,185	164,638
Charter Communications, Inc., Class A *	2,790	217,062
Clear Channel Outdoor Holdings, Inc., Class A *	4,423	23,221
Comcast Corp., Class A	191,673	6,426,796
DIRECTV *	46,314	2,412,496
Discovery Communications, Inc., Series A *	18,135	994,523
DISH Network Corp., Class A	14,839	474,700
John Wiley & Sons, Inc., Class A	3,684	181,768
Liberty Global, Inc., Series A *	18,203	1,006,080
Liberty Media Corp. - Liberty Capital, Series A *	8,121	846,858
Scripps Networks Interactive, Class A	6,441	380,663
Sirius XM Radio, Inc. *	264,734	669,777
The Washington Post Co., Class B	330	116,325
Time Warner Cable, Inc.	22,320	1,982,462
Viacom, Inc., Class B	35,991	1,799,910
Virgin Media, Inc.	19,251	530,750

		18,228,029

Pharmaceuticals, Biotechnology & Life Sciences 5.1%
Alexion Pharmaceuticals, Inc. *	13,671	1,465,668
Allergan, Inc.	21,840	1,881,079
Amgen, Inc.	55,242	4,635,909
Biogen Idec, Inc. *	17,081	2,503,904
Celgene Corp. *	31,085	2,239,363
Covance, Inc. *	4,201	200,766
Endo Health Solutions, Inc. *	8,130	258,696

See financial notes 59

 Schwab U.S. Large-Cap Growth ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Gilead Sciences, Inc. *	53,568	3,090,338
Illumina, Inc. *	8,684	365,423
Life Technologies Corp. *	12,631	602,625
Mettler-Toledo International, Inc. *	2,241	370,011
Mylan, Inc. *	30,047	708,208
PerkinElmer, Inc.	7,841	214,059
Perrigo Co.	6,138	674,996
Regeneron Pharmaceuticals, Inc. *	5,301	784,813
Techne Corp.	2,511	172,179
Thermo Fisher Scientific, Inc.	26,226	1,504,061
United Therapeutics Corp. *	3,641	197,051
Vertex Pharmaceuticals, Inc. *	14,787	788,591
Warner Chilcott plc, Class A	12,150	165,483
Waters Corp. *	6,442	516,584
Watson Pharmaceuticals, Inc. *	8,968	729,547

		24,069,354

Real Estate 2.8%
Alexandria Real Estate Equities, Inc.	4,464	329,890
American Tower Corp.	27,900	1,964,160
AvalonBay Communities, Inc.	6,696	947,618
Boston Properties, Inc.	10,602	1,188,802
BRE Properties, Inc.	5,301	264,626
CBRE Group, Inc., Class A *	22,320	386,359
Digital Realty Trust, Inc.	8,649	644,437
Essex Property Trust, Inc.	2,511	381,622
Federal Realty Investment Trust	4,464	481,710
Host Hotels & Resorts, Inc.	51,894	793,978
Jones Lang LaSalle, Inc.	3,069	221,367
Public Storage	10,044	1,462,005
Simon Property Group, Inc.	20,721	3,288,423
SL Green Realty Corp.	6,417	517,210
The Macerich Co.	9,486	565,081

		13,437,288

Retailing 6.1%
Advance Auto Parts, Inc.	5,301	377,007
Amazon.com, Inc. *	25,110	6,233,055
AutoZone, Inc. *	2,068	747,871
Bed Bath & Beyond, Inc. *	16,740	1,124,426
CarMax, Inc. *	15,961	488,247
Dick’s Sporting Goods, Inc.	6,297	313,339
Dollar General Corp. *	15,624	797,918
Dollar Tree, Inc. *	16,740	806,366
Family Dollar Stores, Inc.	7,818	497,537
Groupon, Inc. *(a)	22,878	94,944
Kohl’s Corp.	15,903	830,137
LKQ Corp. *	10,244	386,608
Lowe’s Cos., Inc.	84,816	2,415,560
Netflix, Inc. *(a)	3,906	233,266
Nordstrom, Inc.	11,480	663,888
O’Reilly Automotive, Inc. *	8,928	758,434
PetSmart, Inc.	7,840	556,013
Priceline.com, Inc. *	3,529	2,133,527
Ross Stores, Inc.	16,182	1,119,633
Sally Beauty Holdings, Inc. *	11,422	314,105
Sears Holdings Corp. *(a)	3,359	177,187
Target Corp.	42,408	2,717,929
The Sherwin-Williams Co.	6,188	885,379
The TJX Cos., Inc.	52,452	2,401,777
Tiffany & Co.	8,999	557,488
Tractor Supply Co.	5,039	481,124
Ulta Salon, Cosmetics & Fragrance, Inc.	4,172	392,168
Urban Outfitters, Inc. *	8,121	304,862

		28,809,795

Semiconductors & Semiconductor Equipment 1.1%
Altera Corp.	22,881	854,148
Atmel Corp. *	30,539	181,096
Broadcom Corp., Class A *	33,759	1,199,457
Cree, Inc. *	8,167	230,309
Lam Research Corp. *	14,229	485,636
Marvell Technology Group Ltd.	34,727	353,521
NVIDIA Corp. *	44,919	630,214
ON Semiconductor Corp. *	31,342	195,261
Skyworks Solutions, Inc. *	13,392	407,920
Xilinx, Inc.	18,481	626,691

		5,164,253

Software & Services 15.0%
Accenture plc, Class A	49,383	3,041,993
Activision Blizzard, Inc.	29,887	351,471
Adobe Systems, Inc. *	35,154	1,099,266
Akamai Technologies, Inc. *	12,602	472,701
Alliance Data Systems Corp. *	3,627	499,257
ANSYS, Inc. *	6,696	466,711
Autodesk, Inc. *	16,010	497,110
Automatic Data Processing, Inc.	34,875	2,025,540
BMC Software, Inc. *	10,602	438,923
Citrix Systems, Inc. *	13,392	1,040,424
Cognizant Technology Solutions Corp., Class A *	21,560	1,385,877
eBay, Inc. *	78,957	3,748,089
Electronic Arts, Inc. *	23,571	314,201
Equinix, Inc. *	3,348	661,732
Facebook, Inc., Class A *(a)	35,433	640,629
FactSet Research Systems, Inc.	3,069	283,177
Fidelity National Information Services, Inc.	17,921	564,511
Fiserv, Inc. *	9,765	696,342
Genpact Ltd. *	7,358	134,283
Global Payments, Inc.	5,611	233,698
Google, Inc., Class A *	18,018	12,343,952
IAC/InterActiveCorp	5,040	261,274
Informatica Corp. *	7,422	241,957
Intuit, Inc.	19,269	1,128,007
LinkedIn Corp., Class A *	4,464	478,987
MasterCard, Inc., Class A	7,273	3,075,752
Microsoft Corp.	530,937	16,363,478
Nuance Communications, Inc. *	16,740	399,249
Oracle Corp.	271,467	8,591,931
Rackspace Hosting, Inc. *	8,370	502,033
Red Hat, Inc. *	13,719	768,813
Rovi Corp. *	7,710	118,271
Salesforce.com, Inc. *	8,928	1,296,167
ServiceNow, Inc. *(a)	837	26,031
Solera Holdings, Inc.	4,913	202,072
Symantec Corp. *	51,244	913,680
TIBCO Software, Inc. *	11,718	350,603

60 See financial notes

 Schwab U.S. Large-Cap Growth ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Vantiv, Inc., Class A *	2,232	50,354
VeriFone Systems, Inc. *	7,533	261,696
Visa, Inc., Class A	37,720	4,837,590
VMware, Inc., Class A *	4,743	422,317
Zynga, Inc., Class A *	7,558	21,162

		71,251,311

Technology Hardware & Equipment 15.7%
Agilent Technologies, Inc.	24,351	904,883
Amphenol Corp., Class A	11,718	713,275
Apple, Inc.	65,896	43,836,655
Arrow Electronics, Inc. *	7,873	285,396
Cisco Systems, Inc.	381,358	7,276,311
Corning, Inc.	107,694	1,291,251
Dell, Inc. *	110,205	1,167,071
Dolby Laboratories, Inc., Class A *	3,361	111,518
EMC Corp. *	149,544	3,931,512
F5 Networks, Inc. *	5,601	546,041
FLIR Systems, Inc.	10,921	216,236
Hewlett-Packard Co.	141,437	2,387,456
Ingram Micro, Inc., Class A *	10,781	164,626
JDS Uniphase Corp. *	16,182	181,077
Juniper Networks, Inc. *	37,245	649,553
NCR Corp. *	10,921	244,521
NetApp, Inc. *	25,761	889,270
Palo Alto Networks, Inc. *	558	35,924
Polycom, Inc. *	12,132	126,415
QUALCOMM, Inc.	121,644	7,476,240
Riverbed Technology, Inc. *	11,198	223,848
Teradata Corp. *	11,997	916,331
Trimble Navigation Ltd. *	9,207	451,603
Western Digital Corp. *	16,519	690,825

		74,717,838

Telecommunication Services 0.5%
Crown Castle International Corp. *	18,693	1,186,258
Level 3 Communications, Inc. *	12,555	270,560
MetroPCS Communications, Inc. *	22,226	216,259
NII Holdings, Inc. *	11,912	74,331
SBA Communications Corp., Class A *	8,649	517,037
United States Cellular Corp. *	993	37,685

		2,302,130

Transportation 3.1%
C.H. Robinson Worldwide, Inc.	11,972	677,735
CSX Corp.	74,099	1,664,264
Delta Air Lines, Inc. *	59,637	515,860
Expeditors International of Washington, Inc.	15,121	553,580
FedEx Corp.	20,925	1,833,658
Hertz Global Holdings, Inc. *	16,649	236,083
J.B. Hunt Transport Services, Inc.	6,975	365,769
Kansas City Southern	7,812	604,102
Southwest Airlines Co.	54,975	491,476
Union Pacific Corp.	33,759	4,099,693
United Parcel Service, Inc., Class B	51,615	3,809,703

		14,851,923

Utilities 0.6%
Calpine Corp. *	27,172	476,869
EQT Corp.	10,881	587,139
ITC Holdings Corp.	3,641	262,079
NRG Energy, Inc.	16,244	346,647
ONEOK, Inc.	13,442	598,572
The AES Corp. *	45,671	520,193

		2,791,499

Total Common Stock
(Cost $424,801,434)		474,400,052

Other Investment Company 0.0% of net assets

Money Market Fund 0.0%
State Street Institutional U.S. Government Money Market Fund	71,506	71,506

Total Other Investment Company
(Cost $71,506)		71,506

End of Investments

Collateral Invested for Securities on Loan 0.2% of net assets

State Street Institutional U.S. Government Money Market Fund	1,097,728	1,097,728

Total Collateral Invested for Securities on Loan
(Cost $1,097,728)		1,097,728

End of Collateral Invested for Securities on Loan

At 08/31/12, the tax basis cost of the fund’s investments was $425,164,612 and the unrealized appreciation and depreciation were $72,032,936 and ($22,725,990), respectively, with a net unrealized appreciation of $49,306,946.

*	Non-income producing security.
(a)	All or a portion of this security is on loan.
(b)	Issuer is affiliated with the fund’s adviser.

See financial notes 61

 Schwab U.S. Large-Cap Growth ETF

Portfolio Holdings continued

The following is a summary of the inputs used to value the fund’s investments as of August 31, 2012 (see financial note 2(a) for additional information):

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common Stock[1]	$474,400,052	$—	$—	$474,400,052
Other Investment Company[1]	71,506	—	—	71,506

Total	$474,471,558	$—	$—	$474,471,558

Other Financial Instruments
Collateral Invested for Securities on Loan	$1,097,728	$—	$—	$1,097,728

[1]	As categorized in Portfolio Holdings.

The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended August 31, 2012.

62 See financial notes

 Schwab U.S. Large-Cap Growth ETF

Statement of
Assets and Liabilities
As of August 31, 2012

Assets

Investments in affiliated issuers, at value (cost $1,169,017)		$980,386
Investments in unaffiliated issuers, at value (cost $423,703,923) including securities on loan of $1,060,559	+	473,491,172

Total investments, at value (cost $424,872,940)		474,471,558
Collateral invested for securities on loan		1,097,728
Receivables:
Dividends		592,612
Income from securities on loan		2,638
Interest	+	5

Total assets		476,164,541

Liabilities

Collateral held for securities on loan		1,097,728
Payables:
Investment adviser fees	+	5,094

Total liabilities		1,102,822

Net Assets

Total assets		476,164,541
Total liabilities	—	1,102,822

Net assets		$475,061,719

Net Assets by Source
Capital received from investors		428,184,436
Net investment income not yet distributed		1,082,121
Net realized capital losses		(3,803,456)
Net unrealized capital gains		49,598,618

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$475,061,719		13,950,000		$34.05

See financial notes 63

 Schwab U.S. Large-Cap Growth ETF

Statement of
Operations
For September 1, 2011 through August 31, 2012

Investment Income

Dividends received from affiliated issuer		$15,617
Dividends received from unaffiliated issuers (net of foreign withholding tax of $16,790)		4,949,508
Interest		129
Securities on loan	+	42,348

Total investment income		5,007,602

Expenses

Investment adviser fees		501,798

Total expenses	−	501,798

Net investment income		4,505,804

Realized and Unrealized Gains (Losses)

Net realized gains on affiliated issuer		2,863
Net realized losses on unaffiliated investments		(1,901,064)
Net realized gains on in-kind redemptions	+	10,825,074

Net realized gains		8,926,873
Net unrealized gains on affiliated issuer		62,674
Net unrealized gains on unaffiliated investments	+	43,421,454

Net unrealized gains	+	43,484,128

Net realized and unrealized gains		52,411,001

Net increase in net assets resulting from operations		$56,916,805

64 See financial notes

 Schwab U.S. Large-Cap Growth ETF

Statements of
Changes in Net Assets
For the current and prior report periods

Operations

9/1/11-8/31/12			9/1/10-8/31/11
Net investment income		$4,505,804	$2,375,687
Net realized gains		8,926,873	4,511,853
Net unrealized gains	+	43,484,128	13,838,390

Net increase in net assets resulting from operations		56,916,805	20,725,930

Distributions to Shareholders

Distributions from net investment income		($4,082,865)	($1,857,920)

Transactions in Fund Shares

		9/1/11-8/31/12		9/1/10-8/31/11
		SHARES	VALUE	SHARES	VALUE
Shares sold		5,050,000	$161,486,599	7,100,000	$214,473,454
Shares redeemed	+	(1,600,001)	(48,413,567)	(1,100,000)	(33,132,421)

Net transactions in fund shares		3,449,999	$113,073,032	6,000,000	$181,341,033

Shares Outstanding and Net Assets

		9/1/11-8/31/12		9/1/10-8/31/11
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		10,500,001	$309,154,747	4,500,001	$108,945,704
Total increase	+	3,449,999	165,906,972	6,000,000	200,209,043

End of period		13,950,000	$475,061,719	10,500,001	$309,154,747

Net investment income not yet distributed			$1,082,121		$670,813

See financial notes 65

Schwab U.S. Large-Cap Value ETF™

Financial Statements

Financial Highlights

	9/1/11–	9/1/10–	12/9/09[1]–
	8/31/12	8/31/11	8/31/10

Per-Share Data ($)

Net asset value at beginning of period	27.34	24.36	25.00

Income (loss) from investment operations:
Net investment income (loss)	0.82	0.70	0.47
Net realized and unrealized gains (losses)	3.89	2.99	(0.78)

Total from investment operations	4.71	3.69	(0.31)
Less distributions:
Distributions from net investment income	(0.81)	(0.71)	(0.33)

Net asset value at end of period	31.24	27.34	24.36

Total return (%)	17.53	15.12	(1.29)[2]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.13	0.13	0.14	[3,4]
Gross operating expenses	0.13	0.13	0.14	[3]
Net investment income (loss)	2.89	2.68	2.98	[3]
Portfolio turnover rate[5]	8	7	5	[2]
Net assets, end of period ($ x 1,000)	385,791	241,994	84,052

1 Commencement of operations.
2 Not annualized.
3 Annualized.
4 Effective June 14, 2010, the annual operating expense was reduced. The ratio presented for period ended 8/31/10 is a blended rate.
5 Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.

66 See financial notes

 Schwab U.S. Large-Cap Value ETF

Portfolio Holdings as of August 31, 2012

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings on a daily basis on the fund’s website at www.schwabetfs.com.

		Cost	Value
Holdings by Category		($)	($)

99.5%	Common Stock	353,175,999	383,851,887
0.0%	Rights	4,146	—
0.2%	Other Investment Company	663,331	663,331

99.7%	Total Investments	353,843,476	384,515,218
0.2%	Collateral Invested for Securities on Loan	888,699	888,699
0.1%	Other Assets and Liabilities, Net		386,734

100.0%	Net Assets		385,790,651

	Number	Value
Security	of Shares	($)

Common Stock 99.5% of net assets

Automobiles & Components 1.0%
Ford Motor Co.	207,917	1,941,945
General Motors Co. *	31,698	676,752
Harley-Davidson, Inc.	12,844	538,934
Lear Corp.	5,648	219,312
The Goodyear Tire & Rubber Co. *	13,338	162,724
TRW Automotive Holdings Corp. *	5,727	250,327

		3,789,994

Banks 5.3%
BB&T Corp.	37,791	1,191,928
BOK Financial Corp.	1,398	80,483
City National Corp.	2,739	140,648
Comerica, Inc.	10,956	336,459
Commerce Bancshares, Inc.	4,893	196,845
Cullen/Frost Bankers, Inc.	3,237	179,977
Fifth Third Bancorp	51,376	777,833
First Republic Bank	4,265	139,423
Hudson City Bancorp, Inc.	26,676	191,801
Huntington Bancshares, Inc.	47,101	310,867
KeyCorp	51,870	437,264
M&T Bank Corp.	6,916	601,000
New York Community Bancorp, Inc. (a)	23,712	314,421
People’s United Financial, Inc.	19,776	236,719
PNC Financial Services Group, Inc.	28,899	1,796,362
Regions Financial Corp.	76,817	534,646
TFS Financial Corp. *	4,940	43,670
U.S. Bancorp	104,635	3,495,855
Wells Fargo & Co.	273,676	9,313,194
Zions Bancorp.	9,880	190,190

		20,509,585

Capital Goods 8.0%
3M Co.	35,321	3,270,725
Eaton Corp.	18,278	817,392
Engility Holdings, Inc. *	891	16,492
General Dynamics Corp.	16,502	1,081,046
General Electric Co.	579,709	12,005,773
Honeywell International, Inc.	39,251	2,294,221
Hubbell, Inc., Class B	2,982	241,005
Ingersoll-Rand plc	16,314	762,843
L-3 Communications Holdings, Inc.	5,434	381,684
Lockheed Martin Corp.	14,079	1,283,160
Masco Corp.	19,774	280,000
McDermott International, Inc. *	12,597	140,331
Northrop Grumman Corp.	12,751	852,914
Owens Corning *	6,255	208,667
Parker Hannifin Corp.	8,398	671,672
Raytheon Co.	18,203	1,028,834
Rockwell Automation, Inc.	7,904	569,562
Tyco International Ltd.	25,419	1,433,123
United Technologies Corp.	43,472	3,471,239

		30,810,683

Commercial & Professional Services 0.6%
Avery Dennison Corp.	5,588	174,513
Cintas Corp.	6,142	248,260
Iron Mountain, Inc.	8,480	278,144
Manpower, Inc.	4,446	164,991
Pitney Bowes, Inc. (a)	9,880	131,997
R.R. Donnelley & Sons Co. (a)	10,127	111,194
Republic Services, Inc.	16,621	459,571
Waste Management, Inc.	23,786	822,520

		2,391,190

Consumer Durables & Apparel 0.8%
D.R. Horton, Inc.	15,189	288,439
Garmin Ltd. (a)	6,669	269,094
Hasbro, Inc.	6,389	239,651
Leggett & Platt, Inc.	7,410	175,913
Lennar Corp., Class A	8,892	288,368
Mattel, Inc.	18,525	650,969
Newell Rubbermaid, Inc.	15,971	286,360
Polaris Industries, Inc.	3,558	267,526
Tupperware Brands Corp.	3,211	171,724
Whirlpool Corp.	4,238	319,800

		2,957,844

Consumer Services 1.9%
Carnival Corp.	21,936	760,741
Darden Restaurants, Inc.	7,116	369,676
H&R Block, Inc.	16,055	265,871
International Game Technology	16,434	201,974
McDonald’s Corp.	55,822	4,995,511
Royal Caribbean Cruises Ltd.	7,470	201,839
Wyndham Worldwide Corp.	8,151	424,993

		7,220,605

See financial notes 67

 Schwab U.S. Large-Cap Value ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Diversified Financials 8.1%
American Express Co.	56,563	3,297,623
Bank of America Corp.	590,824	4,720,684
Capital One Financial Corp.	31,808	1,798,106
Citigroup, Inc.	160,528	4,769,287
CME Group, Inc.	17,515	961,573
Eaton Vance Corp.	6,175	167,281
Invesco Ltd.	24,782	586,838
Jefferies Group, Inc.	8,151	119,738
JPMorgan Chase & Co.	208,715	7,751,675
Legg Mason, Inc.	7,052	173,338
LPL Financial Holdings, Inc.	3,000	86,010
Morgan Stanley	74,732	1,120,980
Northern Trust Corp.	11,856	550,593
NYSE Euronext	13,868	347,393
Raymond James Financial, Inc.	6,128	215,706
SEI Investments Co.	7,971	173,369
SLM Corp.	26,619	419,249
TD Ameritrade Holding Corp.	11,856	202,856
The Bank of New York Mellon Corp.	66,031	1,488,339
The Goldman Sachs Group, Inc.	22,971	2,428,494

		31,379,132

Energy 12.5%
Apache Corp.	21,424	1,837,108
Arch Coal, Inc. (a)	11,609	70,931
Chesapeake Energy Corp.	36,144	699,386
Chevron Corp.	108,411	12,159,378
Cobalt International Energy, Inc. *	10,127	229,984
ConocoPhillips	69,654	3,955,651
Devon Energy Corp.	20,995	1,214,141
Exxon Mobil Corp.	256,858	22,423,703
Marathon Oil Corp.	38,779	1,078,832
Phillips 66	34,086	1,431,612
Spectra Energy Corp.	35,517	1,003,710
The Williams Cos., Inc.	34,273	1,105,990
Tidewater, Inc.	2,739	129,911
Valero Energy Corp.	30,206	944,239

		48,284,576

Food & Staples Retailing 0.5%
Safeway, Inc. (a)	13,058	204,358
Sysco Corp.	32,310	978,993
The Kroger Co.	28,688	639,168

		1,822,519

Food, Beverage & Tobacco 9.1%
Altria Group, Inc.	112,572	3,822,945
Archer-Daniels-Midland Co.	33,005	882,884
Beam, Inc.	8,727	509,308
Campbell Soup Co.	10,868	381,902
Coca-Cola Enterprises, Inc.	16,502	487,304
ConAgra Foods, Inc.	22,659	568,967
Constellation Brands, Inc., Class A *	9,633	317,311
Dr. Pepper Snapple Group, Inc.	11,498	515,225
General Mills, Inc.	33,532	1,318,814
H.J. Heinz Co.	17,637	982,734
Hormel Foods Corp.	7,657	219,909
Ingredion, Inc.	4,233	227,862
Kellogg Co.	13,338	675,570
Kraft Foods, Inc., Class A	96,824	4,021,101
McCormick & Co., Inc. Non Voting Shares	7,263	446,239
Molson Coors Brewing Co., Class B	8,398	374,047
Philip Morris International, Inc.	94,601	8,447,869
Reynolds American, Inc.	18,067	832,889
Smithfield Foods, Inc. *	8,151	157,477
The Coca-Cola Co.	229,216	8,572,678
The Hershey Co.	8,645	620,884
The J.M. Smucker Co.	6,064	515,258
Tyson Foods, Inc., Class A	15,561	243,685

		35,142,862

Health Care Equipment & Services 1.0%
Boston Scientific Corp. *	78,499	423,895
Cardinal Health, Inc.	19,019	752,201
CIGNA Corp.	15,561	712,227
Hologic, Inc. *	14,326	281,219
Humana, Inc.	8,992	630,159
WellPoint, Inc.	18,103	1,083,827

		3,883,528

Household & Personal Products 3.3%
Avon Products, Inc.	23,465	362,534
Kimberly-Clark Corp.	21,489	1,796,481
The Clorox Co.	7,052	513,033
The Procter & Gamble Co.	150,917	10,140,113

		12,812,161

Insurance 4.3%
ACE Ltd.	18,525	1,365,848
Aflac, Inc.	25,724	1,187,934
Allied World Assurance Co. Holdings AG	1,997	156,824
American Financial Group, Inc.	4,752	178,485
American International Group, Inc. *	39,339	1,350,508
Aon plc	17,784	924,057
Arch Capital Group Ltd. *	7,478	298,447
Assurant, Inc.	4,582	161,516
Assured Guaranty Ltd.	9,139	120,635
Brown & Brown, Inc.	6,422	168,513
Cincinnati Financial Corp.	8,218	317,708
CNA Financial Corp.	1,682	43,934
Fidelity National Financial, Inc., Class A	11,992	225,929
Genworth Financial, Inc., Class A *	26,952	142,576
Hartford Financial Services Group, Inc.	24,153	433,063
HCC Insurance Holdings, Inc.	5,470	180,948
Lincoln National Corp.	15,504	360,003
Marsh & McLennan Cos., Inc.	29,607	1,011,671
MetLife, Inc.	45,635	1,557,523
Old Republic International Corp.	13,338	115,107
Principal Financial Group, Inc.	15,808	433,772
Prudential Financial, Inc.	26,676	1,454,109
Reinsurance Group of America, Inc.	4,052	238,014
The Allstate Corp.	25,248	941,245
The Chubb Corp.	15,026	1,110,271
The Travelers Cos., Inc.	21,736	1,407,189

68 See financial notes

 Schwab U.S. Large-Cap Value ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Torchmark Corp.	5,323	272,431
Unum Group	15,997	312,101
W.R. Berkley Corp.	6,110	228,392

		16,698,753

Materials 2.9%
Air Products & Chemicals, Inc.	10,868	897,479
Alcoa, Inc.	57,798	494,751
Bemis Co., Inc.	5,727	173,299
Celanese Corp., Series A	8,645	330,758
E.I. du Pont de Nemours & Co.	51,018	2,538,146
Eastman Chemical Co.	8,606	475,568
International Flavors & Fragrances, Inc.	4,482	271,251
International Paper Co.	22,183	766,644
MeadWestvaco Corp.	9,353	268,992
Owens-Illinois, Inc. *	8,892	155,432
PPG Industries, Inc.	8,269	909,755
Sealed Air Corp.	9,671	138,005
Sonoco Products Co.	5,481	167,664
Southern Copper Corp.	9,386	305,420
The Dow Chemical Co.	65,483	1,919,307
The Valspar Corp.	4,731	252,352
Titanium Metals Corp.	4,492	54,982
Vulcan Materials Co.	6,389	248,660
Weyerhaeuser Co.	29,146	726,027

		11,094,492

Media 3.4%
Cablevision Systems Corp., Class A	12,948	193,573
CBS Corp., Class B Non Voting Shares	33,312	1,210,558
Gannett Co., Inc.	13,091	199,769
News Corp., Class A	119,248	2,789,211
Omnicom Group, Inc.	15,067	773,992
The Interpublic Group of Cos., Inc.	24,947	265,436
The McGraw-Hill Cos., Inc.	15,158	776,089
The Walt Disney Co.	91,390	4,521,063
Time Warner, Inc.	52,858	2,196,250

		12,925,941

Pharmaceuticals, Biotechnology & Life Sciences 10.0%
Abbott Laboratories	86,409	5,663,246
Bristol-Myers Squibb Co.	92,440	3,051,444
Eli Lilly & Co.	53,864	2,419,032
Forest Laboratories, Inc. *	13,585	471,264
Johnson & Johnson	150,176	10,126,368
Merck & Co., Inc.	167,219	7,198,778
Pfizer, Inc.	411,613	9,821,086

		38,751,218

Real Estate 2.8%
American Capital Agency Corp.	18,351	639,349
Annaly Capital Management, Inc.	52,858	914,972
Brookfield Office Properties, Inc. (a)	14,193	237,591
Camden Property Trust	4,446	308,686
Chimera Investment Corp.	55,155	140,094
DDR Corp.	13,091	199,245
Equity Residential	16,484	995,633
General Growth Properties, Inc.	21,062	433,456
HCP, Inc.	23,017	1,055,560
Health Care REIT, Inc.	11,709	684,274
Kimco Realty Corp.	22,230	451,714
Liberty Property Trust	6,475	238,798
Piedmont Office Realty Trust, Inc., Class A	9,480	160,876
Plum Creek Timber Co., Inc.	8,964	366,896
ProLogis, Inc.	25,147	859,273
Rayonier, Inc.	6,723	329,360
Realty Income Corp.	7,410	312,183
Regency Centers Corp.	4,980	244,020
UDR, Inc.	12,514	315,978
Ventas, Inc.	15,808	1,035,266
Vornado Realty Trust	10,127	822,008

		10,745,232

Retailing 2.8%
Abercrombie & Fitch Co., Class A	4,693	168,901
American Eagle Outfitters, Inc.	10,868	241,704
AutoNation, Inc. *(a)	2,100	84,420
Best Buy Co., Inc.	15,561	276,052
Expedia, Inc.	5,387	276,676
Foot Locker, Inc.	8,398	290,319
GameStop Corp., Class A (a)	7,410	141,383
Genuine Parts Co.	8,416	531,555
Guess?, Inc.	3,458	90,116
J.C. Penney Co., Inc.	8,217	214,299
Liberty Interactive Corp., Series A *	32,851	599,202
Liberty Ventures, Series A *	1,609	74,012
Limited Brands, Inc.	13,621	661,981
Macy’s, Inc.	22,971	925,961
Signet Jewelers Ltd.	4,693	215,221
Staples, Inc.	38,285	418,072
The Gap, Inc.	18,772	672,413
The Home Depot, Inc.	84,381	4,788,622
TripAdvisor, Inc. *	5,478	183,184

		10,854,093

Semiconductors & Semiconductor Equipment 3.3%
Advanced Micro Devices, Inc. *	31,663	117,786
Analog Devices, Inc.	16,508	656,028
Applied Materials, Inc.	70,611	825,443
Intel Corp.	276,393	6,862,838
KLA-Tencor Corp.	9,364	480,467
Linear Technology Corp.	11,576	382,297
LSI Corp. *	30,672	238,935
Maxim Integrated Products, Inc.	16,055	435,733
Microchip Technology, Inc.	10,458	363,415
Micron Technology, Inc. *	54,093	335,918
Texas Instruments, Inc.	62,985	1,829,084

		12,527,944

Software & Services 1.1%
Broadridge Financial Solutions, Inc.	7,410	175,469
CA, Inc.	19,960	519,559
Computer Sciences Corp.	8,466	272,690
Paychex, Inc.	17,784	591,496
SAIC, Inc.	18,681	228,095

See financial notes 69

 Schwab U.S. Large-Cap Value ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Synopsys, Inc. *	7,871	259,979
Total System Services, Inc.	10,249	237,572
VeriSign, Inc. *	8,716	415,579
Western Union Co.	34,827	613,303
Yahoo!, Inc. *	62,782	919,756

		4,233,498

Technology Hardware & Equipment 4.2%
Avnet, Inc. *	7,904	254,588
Harris Corp.	6,193	291,257
International Business Machines Corp.	60,386	11,766,212
Jabil Circuit, Inc.	10,374	236,320
Molex, Inc.	8,398	222,967
Motorola Solutions, Inc.	16,055	765,181
SanDisk Corp. *	13,420	553,172
Seagate Technology plc	20,838	667,024
TE Connectivity Ltd.	23,671	832,509
Xerox Corp.	73,750	543,538

		16,132,768

Telecommunication Services 5.5%
AT&T, Inc.	321,841	11,792,254
CenturyLink, Inc.	34,017	1,437,559
Frontier Communications Corp. (a)	54,678	252,612
Sprint Nextel Corp. *	162,773	789,449
Telephone & Data Systems, Inc.	5,187	127,185
Verizon Communications, Inc.	155,363	6,671,287
Windstream Corp. (a)	32,301	318,811

		21,389,157

Transportation 0.4%
Norfolk Southern Corp.	17,802	1,289,933
United Continental Holdings, Inc. *	18,177	335,366

		1,625,299

Utilities 6.7%
AGL Resources, Inc.	6,422	254,632
Alliant Energy Corp.	5,976	263,422
Ameren Corp.	13,291	434,882
American Electric Power Co., Inc.	26,429	1,136,183
American Water Works Co., Inc.	9,633	355,169
Aqua America, Inc.	7,410	185,250
Atmos Energy Corp.	4,940	172,604
CenterPoint Energy, Inc.	21,918	446,908
CMS Energy Corp.	14,402	332,254
Consolidated Edison, Inc.	15,908	964,343
Dominion Resources, Inc.	31,369	1,646,245
DTE Energy Co.	9,239	539,558
Duke Energy Corp.	37,804	2,448,943
Edison International	16,527	723,717
Energen Corp.	3,984	203,383
Entergy Corp.	9,858	671,133
Exelon Corp.	46,436	1,693,521
FirstEnergy Corp.	22,989	1,004,619
Integrys Energy Group, Inc.	4,238	228,810
MDU Resources Group, Inc.	9,386	202,268
National Fuel Gas Co.	4,586	228,841
NextEra Energy, Inc.	23,071	1,552,909
NiSource, Inc.	15,438	375,761
Northeast Utilities	17,141	645,701
NV Energy, Inc.	12,948	227,108
OGE Energy Corp.	5,434	293,708
Pepco Holdings, Inc.	12,459	240,583
PG&E Corp.	23,135	1,004,290
Pinnacle West Capital Corp.	5,976	306,987
PPL Corp.	31,863	934,542
Public Service Enterprise Group, Inc.	27,864	882,174
Questar Corp.	9,778	193,116
SCANA Corp.	6,422	304,146
Sempra Energy	12,350	817,570
TECO Energy, Inc.	10,868	188,668
The Southern Co.	47,606	2,157,980
UGI Corp.	6,225	189,738
Westar Energy, Inc.	6,932	201,860
Wisconsin Energy Corp.	12,597	478,182
Xcel Energy, Inc.	26,429	737,105

		25,868,813

Total Common Stock
(Cost $353,175,999)		383,851,887

Rights 0.0% of net assets

Retailing 0.0%
Liberty Ventures *(b)(c)	537	—

Total Rights
(Cost $4,146)		—

Other Investment Company 0.2% of net assets

Money Market Fund 0.2%
State Street Institutional U.S. Government Money Market Fund	663,331	663,331

Total Other Investment Company
(Cost $663,331)		663,331

End of Investments

Collateral Invested for Securities on Loan 0.2% of net assets

State Street Institutional U.S. Government Money Market Fund	888,699	888,699

Total Collateral Invested for Securities on Loan
(Cost $888,699)		888,699

End of Collateral Invested for Securities on Loan

70 See financial notes

 Schwab U.S. Large-Cap Value ETF

Portfolio Holdings continued

At 08/31/12, the tax basis cost of the fund’s investments was $354,172,728 and the unrealized appreciation and depreciation were $42,424,788 and ($12,082,298), respectively, with a net unrealized appreciation $30,342,490.

*	Non-income producing security.
(a)	All or a portion of this security is on loan.
(b)	Fair-valued by management in accordance with procedures approved by the Board of Trustees.
(c)	Illiquid security. At the period end, the value of these amounted to $0 or 0% of net assets.

REIT —	Real Estate Investment Trust

The following is a summary of the inputs used to value the fund’s investments as of August 31, 2012 (see financial note 2(a) for additional information):

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common Stock[1]	$383,851,887	$—	$—	$383,851,887
Rights[1]	—	—	—	—
Other Investment Company[1]	663,331	—	—	663,331

Total	$384,515,218	$—	$—	$384,515,218

Other Financial Instruments
Collateral Invested for Securities on Loan	$888,699	$—	$—	$888,699

[1]	As categorized in Portfolio Holdings.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Balance		Change in					Balance
	as of	Realized	Unrealized			Gross	Gross	as of
	August 31,	Gains	Gains	Gross	Gross	Transfers	Transfers	August 31,
Investments in Securities	2011	(Losses)	(Losses)	Purchases	Sales	in	out	2012

Rights	$—	$—	($4,146)	$4,146	$—	$—	$—	$—

Total	$—	$—	($4,146)	$4,146	$—	$—	$—	$—

All net realized and change in unrealized gains (losses) on Level 3 investments in the tables above are reflected on the accompanying Statement of Operations. Changes in net unrealized gains (losses) for Level 3 Investments held by the fund at August 31, 2012 are ($4,146).

The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended August 31, 2012.

See financial notes 71

 Schwab U.S. Large-Cap Value ETF

Statement of
Assets and Liabilities
As of August 31, 2012

Assets

Investments, at value (cost $353,843,476) including securities on loan of $975,468		$384,515,218
Collateral invested for securities on loan		888,699
Receivables:
Dividends		1,276,090
Income from securities on loan		2,463
Foreign tax reclaims		994
Interest	+	13

Total assets		386,683,477

Liabilities

Collateral held for securities on loan		888,699
Payables:
Investment adviser fees	+	4,127

Total liabilities		892,826

Net Assets

Total assets		386,683,477
Total liabilities	—	892,826

Net assets		$385,790,651

Net Assets by Source
Capital received from investors		355,567,898
Net investment income not yet distributed		1,739,959
Net realized capital losses		(2,188,948)
Net unrealized capital gains		30,671,742

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$385,790,651		12,350,000		$31.24

72 See financial notes

 Schwab U.S. Large-Cap Value ETF

Statement of
Operations
For September 1, 2011 through August 31, 2012

Investment Income

Dividends (net of foreign withholding tax of $2,365)		$8,964,520
Interest		148
Securities on loan	+	9,097

Total investment income		8,973,765

Expenses

Investment adviser fees		385,832

Total expenses	−	385,832

Net investment income		8,587,933

Realized and Unrealized Gains (Losses)

Net realized losses on investments		(1,603,715)
Net realized gains on in-kind redemptions	+	6,141,958

Net realized gains		4,538,243
Net unrealized gains on investments	+	32,475,452

Net realized and unrealized gains		37,013,695

Net increase in net assets resulting from operations		$45,601,628

See financial notes 73

 Schwab U.S. Large-Cap Value ETF

Statements of
Changes in Net Assets
For the current and prior report periods

Operations

9/1/11-8/31/12			9/1/10-8/31/11
Net investment income		$8,587,933	$4,681,204
Net realized gains		4,538,243	599,859
Net unrealized gains	+	32,475,452	2,436,722

Net increase in net assets resulting from operations		45,601,628	7,717,785

Distributions to Shareholders

Distributions from net investment income		($7,983,125)	($4,010,596)

Transactions in Fund Shares

		9/1/11-8/31/12		9/1/10-8/31/11
		SHARES	VALUE	SHARES	VALUE
Shares sold		4,800,000	$143,142,091	5,800,000	$165,268,749
Shares redeemed	+	(1,300,001)	(36,963,776)	(400,000)	(11,034,472)

Net transactions in fund shares		3,499,999	$106,178,315	5,400,000	$154,234,277

Shares Outstanding and Net Assets

		9/1/11-8/31/12		9/1/10-8/31/11
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		8,850,001	$241,993,833	3,450,001	$84,052,367
Total increase	+	3,499,999	143,796,818	5,400,000	157,941,466

End of period		12,350,000	$385,790,651	8,850,001	$241,993,833

Net investment income not yet distributed			$1,739,959		$1,146,891

74 See financial notes

Schwab U.S. Mid-Cap ETF™

Financial Statements

Financial Highlights

	9/1/11–	1/12/11[1]–
	8/31/12	8/31/11

Per-Share Data ($)

Net asset value at beginning of period	23.75	25.00

Income (loss) from investment operations:
Net investment income (loss)	0.37	0.18
Net realized and unrealized gains (losses)	2.77	(1.29)

Total from investment operations	3.14	(1.11)
Less distributions:
Distributions from net investment income	(0.33)	(0.14)

Net asset value at end of period	26.56	23.75

Total return (%)	13.32	(4.49)[2]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.13	0.13	[3]
Gross operating expenses	0.13	0.13	[3]
Net investment income (loss)	1.53	1.18	[3]
Portfolio turnover rate[4]	19	9	[2]
Net assets, end of period ($ x 1,000)	205,840	79,550

1 Commencement of operations.
2 Not annualized.
3 Annualized.
4 Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.

See financial notes 75

 Schwab U.S. Mid-Cap ETF

Portfolio Holdings as of August 31, 2012

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings on a daily basis on the fund’s website at www.schwabetfs.com.

			Cost	Value
Holdings by Category			($)	($)

99.7%		Common Stock	203,520,707	205,354,242
0.1%		Other Investment Company	136,315	136,315

99.8%		Total Investments	203,657,022	205,490,557
1.2%		Collateral Invested for Securities on Loan	2,564,597	2,564,597
(1	.0)%	Other Assets and Liabilities, Net		(2,215,280)

100.0%		Net Assets		205,839,874

	Number	Value
Security	of Shares	($)

Common Stock 99.7% of net assets

Automobiles & Components 1.3%
Allison Transmission Holdings, Inc. (a)	2,661	47,286
Gentex Corp.	17,825	312,294
Lear Corp.	12,555	487,511
Tesla Motors, Inc. *(a)	7,033	200,581
The Goodyear Tire & Rubber Co. *	31,310	381,982
TRW Automotive Holdings Corp. *	12,865	562,329
Visteon Corp. *	6,510	299,590
WABCO Holdings, Inc. *	8,215	482,385

		2,773,958

Banks 3.6%
Associated Banc-Corp.	21,390	277,214
Bank of Hawaii Corp.	5,720	264,436
BankUnited, Inc.	4,805	121,326
BOK Financial Corp.	3,468	199,653
Capitol Federal Financial, Inc.	20,331	241,329
City National Corp.	6,200	318,370
Commerce Bancshares, Inc.	11,111	446,996
Cullen/Frost Bankers, Inc.	7,440	413,664
East West Bancorp, Inc.	18,135	397,882
First Citizens BancShares, Inc., Class A	775	127,984
First Horizon National Corp.	31,362	281,004
First Niagara Financial Group, Inc.	43,836	345,866
First Republic Bank	9,765	319,218
Fulton Financial Corp.	25,695	250,012
Hancock Holding Co.	9,710	287,804
Hudson City Bancorp, Inc.	60,450	434,635
Huntington Bancshares, Inc.	109,585	723,261
People’s United Financial, Inc.	45,260	541,762
Prosperity Bancshares, Inc.	5,890	247,969
Signature Bank *	5,735	370,653
TFS Financial Corp. *	11,506	101,713
Valley National Bancorp	24,250	235,225
Zions Bancorp.	23,250	447,562

		7,395,538

Capital Goods 10.0%
Acuity Brands, Inc.	5,270	338,123
Aecom Technology Corp. *	12,200	236,558
AGCO Corp. *	12,090	508,868
Air Lease Corp. *	9,048	186,570
Alliant Techsystems, Inc.	4,185	205,023
Armstrong World Industries, Inc.	2,677	117,708
B/E Aerospace, Inc. *	12,079	486,301
Carlisle Cos., Inc.	7,750	405,635
CLARCOR, Inc.	6,242	300,490
Crane Co.	6,355	241,426
Donaldson Co., Inc.	17,496	617,434
First Solar, Inc. *(a)	6,975	139,430
Fortune Brands Home & Security, Inc. *	19,530	498,015
Foster Wheeler AG *	13,950	305,505
Gardner Denver, Inc.	6,355	383,079
Graco, Inc.	7,595	375,193
Harsco Corp.	10,075	205,429
Hubbell, Inc., Class B	7,130	576,247
IDEX Corp.	10,385	413,946
Jacobs Engineering Group, Inc. *	15,965	631,256
KBR, Inc.	18,891	511,757
Kennametal, Inc.	9,920	365,453
Lennox International, Inc.	6,045	287,198
Lincoln Electric Holdings, Inc.	10,540	434,775
Masco Corp.	45,570	645,271
McDermott International, Inc. *	28,985	322,893
MRC Global, Inc. *	2,790	61,464
MSC Industrial Direct Co., Inc. Class A	5,425	375,953
Navistar International Corp. *	7,631	167,729
Nordson Corp.	7,440	437,546
Oshkosh Corp. *	11,260	285,328
Owens Corning *	14,415	480,884
Pall Corp.	14,570	808,781
Pentair, Inc.	12,385	526,362
Polypore International, Inc. *(a)	5,060	164,045
Quanta Services, Inc. *	26,350	632,400
Regal-Beloit Corp.	5,157	350,985
Sauer-Danfoss, Inc.	1,395	53,191
Seaboard Corp. *	43	89,835
Snap-On, Inc.	7,285	505,725
Spirit AeroSystems Holdings, Inc., Class A *	14,725	366,064
SPX Corp.	6,355	406,085
Terex Corp. *	13,640	301,035
The Babcock & Wilcox Co. *	14,783	364,697
The Shaw Group, Inc. *	8,370	352,210
The Timken Co.	10,075	404,612
TransDigm Group, Inc. *	5,735	794,986
Trinity Industries, Inc.	9,920	281,133
Triumph Group, Inc.	4,805	285,561
URS Corp.	9,610	349,900
Valmont Industries, Inc.	2,890	366,308

76 See financial notes

 Schwab U.S. Mid-Cap ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Wabtec Corp.	6,045	472,356
WESCO International, Inc. *	5,425	313,457
Woodward, Inc.	7,285	254,465
Xylem, Inc.	23,560	572,272

		20,564,952

Commercial & Professional Services 4.1%
Avery Dennison Corp.	13,156	410,862
Cintas Corp.	14,260	576,389
Clean Harbors, Inc. *	5,890	320,357
Copart, Inc. *	14,018	374,421
Corrections Corp. of America	12,400	413,044
Covanta Holding Corp.	14,076	240,700
Equifax, Inc.	15,190	695,398
IHS, Inc., Class A *	7,181	818,921
Iron Mountain, Inc.	19,530	640,584
KAR Auction Services, Inc. *	3,885	67,987
Manpower, Inc.	10,230	379,635
Pitney Bowes, Inc. (a)	22,785	304,408
R.R. Donnelley & Sons Co. (a)	22,372	245,645
Robert Half International, Inc.	18,290	481,027
Rollins, Inc.	9,300	216,504
The Dun & Bradstreet Corp.	6,045	489,343
Towers Watson & Co., Class A	7,285	395,721
Verisk Analytics, Inc., Class A *	17,515	849,828
Waste Connections, Inc.	14,861	430,226

		8,351,000

Consumer Durables & Apparel 5.1%
D.R. Horton, Inc.	34,720	659,333
Deckers Outdoor Corp. *(a)	4,805	237,944
Fossil, Inc. *	6,510	553,024
Hanesbrands, Inc. *	12,245	397,105
Harman International Industries, Inc.	8,835	406,675
Hasbro, Inc.	14,725	552,335
Jarden Corp.	9,807	473,972
Leggett & Platt, Inc.	17,360	412,126
Lennar Corp., Class A	20,460	663,518
Mohawk Industries, Inc. *	6,975	502,549
Newell Rubbermaid, Inc.	36,735	658,659
NVR, Inc. *	640	530,035
Polaris Industries, Inc.	8,204	616,859
PulteGroup, Inc. *	43,090	589,471
PVH Corp.	8,215	771,388
Tempur-Pedic International, Inc. *	7,905	246,952
Toll Brothers, Inc. *	18,755	613,664
Tupperware Brands Corp.	7,115	380,510
Under Armour, Inc., Class A *	9,610	559,398
Whirlpool Corp.	9,610	725,171

		10,550,688

Consumer Services 2.7%
Bally Technologies, Inc. *	5,425	240,273
Brinker International, Inc.	9,368	322,821
Choice Hotels International, Inc.	3,550	111,860
DeVry, Inc.	7,130	137,680
Dunkin’ Brands Group, Inc.	13,020	379,273
Education Management Corp. *(a)	3,381	10,109
H&R Block, Inc.	37,045	613,465
International Game Technology	38,285	470,523
ITT Educational Services, Inc. *(a)	3,297	105,537
MGM Resorts International *	41,385	408,056
Panera Bread Co., Class A *	3,720	576,228
Penn National Gaming, Inc. *	8,370	328,857
Service Corp. International	27,280	355,731
Sotheby’s	8,680	271,337
The Wendy’s Co.	38,440	164,139
Weight Watchers International, Inc.	2,314	110,540
Wyndham Worldwide Corp.	18,290	953,641

		5,560,070

Diversified Financials 2.4%
Affiliated Managers Group, Inc. *	6,510	765,706
CBOE Holdings, Inc.	11,315	321,799
E*TRADE Financial Corp. *	32,240	276,297
Eaton Vance Corp.	14,415	390,502
Federated Investors, Inc., Class B (a)	13,330	282,863
Jefferies Group, Inc.	18,445	270,957
Legg Mason, Inc.	16,275	400,039
LPL Financial Holdings, Inc.	7,111	203,872
MSCI, Inc., Class A *	15,345	538,303
Raymond James Financial, Inc.	13,910	489,632
SEI Investments Co.	18,290	397,808
The NASDAQ OMX Group, Inc.	16,876	385,954
Waddell & Reed Financial, Inc., Class A	11,005	325,748

		5,049,480

Energy 5.3%
Alpha Natural Resources, Inc. *	27,280	162,043
Arch Coal, Inc.	26,350	160,998
Atwood Oceanics, Inc. *	6,975	322,803
Berry Petroleum Co., Class A	6,665	245,539
CARBO Ceramics, Inc. (a)	2,480	174,542
Dresser-Rand Group, Inc. *	9,610	486,458
Dril-Quip, Inc. *	4,495	314,830
Helmerich & Payne, Inc.	12,400	565,936
Laredo Petroleum Holdings, Inc. *	2,254	49,047
Newfield Exploration Co. *	16,798	548,119
Oasis Petroleum, Inc. *	8,680	254,584
Oceaneering International, Inc.	13,640	730,286
Oil States International, Inc. *	6,499	508,482
Patterson-UTI Energy, Inc.	19,278	292,833
Plains Exploration & Production Co. *	16,275	639,933
Rosetta Resources, Inc. *	6,665	286,195
Rowan Cos. plc, Class A *	15,655	550,743
RPC, Inc. (a)	9,145	112,026
SandRidge Energy, Inc. *	49,235	323,474
SEACOR Holdings, Inc. *	2,725	234,377
SM Energy Co.	7,905	373,353
Sunoco, Inc.	13,485	636,357
Superior Energy Services, Inc. *	19,646	408,047
Teekay Corp.	4,960	146,717
Tesoro Corp.	17,670	702,206
Tidewater, Inc.	6,455	306,161
Ultra Petroleum Corp. *(a)	19,375	398,350
Unit Corp. *	6,045	240,470
World Fuel Services Corp.	8,990	334,518

See financial notes 77

 Schwab U.S. Mid-Cap ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
WPX Energy, Inc. *	24,955	389,298

		10,898,725

Food, Beverage & Tobacco 1.4%
Constellation Brands, Inc., Class A *	22,630	745,432
Dean Foods Co. *	22,785	374,130
Flowers Foods, Inc.	17,515	361,685
Ingredion, Inc.	9,455	508,963
Ralcorp Holdings, Inc. *	6,975	494,946
Smithfield Foods, Inc. *	18,755	362,346

		2,847,502

Health Care Equipment & Services 4.8%
Accretive Health, Inc. *(a)	5,735	68,189
Alere, Inc. *	9,930	186,485
Allscripts Healthcare Solutions, Inc. *	23,095	242,497
AMERIGROUP Corp. *	6,045	549,611
Brookdale Senior Living, Inc. *	12,555	272,820
Community Health Systems, Inc. *	11,470	310,149
Coventry Health Care, Inc.	18,290	761,413
DENTSPLY International, Inc.	17,980	652,135
Health Net, Inc. *	10,201	237,173
Hill-Rom Holdings, Inc.	7,750	214,907
HMS Holdings Corp. *	10,540	363,208
Hologic, Inc. *	33,325	654,170
IDEXX Laboratories, Inc. *	6,910	656,865
LifePoint Hospitals, Inc. *	6,045	244,339
MEDNAX, Inc. *	6,200	429,536
Omnicare, Inc.	14,415	466,758
Owens & Minor, Inc.	7,905	221,261
Patterson Cos., Inc.	11,625	394,901
Quality Systems, Inc.	4,650	82,166
ResMed, Inc. *	17,965	674,945
STERIS Corp.	6,665	228,210
Teleflex, Inc.	5,115	337,743
Tenet Healthcare Corp. *	51,377	266,647
The Cooper Cos., Inc.	5,879	492,954
Universal Health Services, Inc., Class B	11,625	464,419
VCA Antech, Inc. *	10,695	206,841
WellCare Health Plans, Inc. *	5,471	310,151

		9,990,493

Household & Personal Products 0.9%
Church & Dwight Co., Inc.	17,515	958,771
Energizer Holdings, Inc.	8,215	566,013
Nu Skin Enterprises, Inc., Class A	7,440	308,686

		1,833,470

Insurance 6.1%
Alleghany Corp. *	2,115	713,072
Allied World Assurance Co. Holdings AG	4,639	364,301
American Financial Group, Inc.	10,850	407,526
American National Insurance Co.	1,747	123,495
Arch Capital Group Ltd. *	17,050	680,465
Arthur J. Gallagher & Co.	14,815	529,192
Aspen Insurance Holdings Ltd.	8,893	258,608
Assurant, Inc.	10,850	382,463
Assured Guaranty Ltd.	20,615	272,118
Axis Capital Holdings Ltd.	16,120	549,208
Brown & Brown, Inc.	14,880	390,451
Cincinnati Financial Corp.	19,065	737,053
Erie Indemnity Co., Class A	3,410	217,456
Everest Re Group Ltd.	5,580	578,423
Fidelity National Financial, Inc., Class A	27,761	523,017
Genworth Financial, Inc., Class A *	63,395	335,360
Hanover Insurance Group, Inc.	5,735	204,682
HCC Insurance Holdings, Inc.	12,565	415,650
Markel Corp. *	1,240	539,276
Mercury General Corp.	3,255	124,634
Old Republic International Corp.	30,225	260,842
PartnerRe Ltd.	8,142	597,623
ProAssurance Corp.	3,665	327,028
Reinsurance Group of America, Inc.	9,300	546,282
RenaissanceRe Holdings Ltd.	6,510	502,898
Torchmark Corp.	12,385	633,864
Validus Holdings Ltd.	10,791	361,606
W.R. Berkley Corp.	14,260	533,039
White Mountains Insurance Group Ltd.	749	389,735

		12,499,367

Materials 7.8%
Airgas, Inc.	8,204	681,506
Albemarle Corp.	11,145	609,966
Allegheny Technologies, Inc.	13,330	395,101
Allied Nevada Gold Corp. *	10,230	333,293
AptarGroup, Inc.	7,695	389,752
Ashland, Inc.	8,990	661,934
Bemis Co., Inc.	12,865	389,295
Cabot Corp.	7,595	264,534
Coeur d’Alene Mines Corp. *	11,160	256,568
Compass Minerals International, Inc.	4,130	296,617
Cytec Industries, Inc.	5,724	391,922
Domtar Corp.	4,650	336,846
Eastman Chemical Co.	19,220	1,062,097
Greif, Inc., Class A	5,060	225,170
Huntsman Corp.	24,800	356,624
International Flavors & Fragrances, Inc.	10,075	609,739
Intrepid Potash, Inc. *	6,510	146,019
Kronos Worldwide, Inc. (a)	2,432	41,271
Martin Marietta Materials, Inc. (a)	5,735	438,039
MeadWestvaco Corp.	22,010	633,008
Molycorp, Inc. *(a)	7,595	87,419
Owens-Illinois, Inc. *	21,080	368,478
Packaging Corp. of America	12,458	398,905
Reliance Steel & Aluminum Co.	9,455	486,271
Rock-Tenn Co., Class A	8,979	599,528
Rockwood Holdings, Inc.	8,680	410,911
Royal Gold, Inc.	7,440	654,869
RPM International, Inc.	16,740	458,844
Sealed Air Corp.	22,185	316,580
Silgan Holdings, Inc.	5,890	246,968
Sonoco Products Co.	12,500	382,375
Steel Dynamics, Inc.	27,280	333,362
The Scotts Miracle-Gro Co., Class A	5,115	213,040
The Valspar Corp.	10,850	578,739

78 See financial notes

 Schwab U.S. Mid-Cap ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Titanium Metals Corp.	10,385	127,112
Tronox Ltd., Class A	509	13,127
United States Steel Corp. (a)	18,803	365,718
Vulcan Materials Co.	14,725	573,097
W.R. Grace & Co. *	7,750	447,640
Walter Energy, Inc.	7,750	253,425
Westlake Chemical Corp.	2,480	170,574

		16,006,283

Media 1.7%
AMC Networks, Inc., Class A *	7,285	286,592
Cablevision Systems Corp., Class A	30,070	449,546
Charter Communications, Inc., Class A *	5,076	394,913
Clear Channel Outdoor Holdings, Inc., Class A *	5,020	26,355
Gannett Co., Inc.	29,208	445,714
John Wiley & Sons, Inc., Class A	6,510	321,203
Lamar Advertising Co., Class A *	7,285	241,279
Morningstar, Inc.	3,255	193,380
Pandora Media, Inc. *(a)	7,906	94,793
Regal Entertainment Group, Class A (a)	9,765	135,734
The Interpublic Group of Cos., Inc.	56,420	600,309
The Washington Post Co., Class B	620	218,550

		3,408,368

Pharmaceuticals, Biotechnology & Life Sciences 2.4%
Bio-Rad Laboratories, Inc., Class A *	2,480	248,942
BioMarin Pharmaceutical, Inc. *	14,570	544,044
Bruker Corp. *	11,470	138,902
Charles River Laboratories International, Inc. *	6,200	225,184
Covance, Inc. *	6,975	333,335
Dendreon Corp. *(a)	19,197	86,195
Endo Health Solutions, Inc. *	14,570	463,617
Mettler-Toledo International, Inc. *	4,030	665,393
Onyx Pharmaceuticals, Inc. *	8,060	579,675
PerkinElmer, Inc.	14,570	397,761
Salix Pharmaceuticals Ltd. *	6,665	292,993
Techne Corp.	4,650	318,851
United Therapeutics Corp. *	5,890	318,767
Warner Chilcott plc, Class A	21,700	295,554

		4,909,213

Real Estate 9.4%
Alexandria Real Estate Equities, Inc.	7,750	572,725
American Campus Communities, Inc.	11,315	527,505
Apartment Investment & Management Co., Class A	15,035	398,127
BioMed Realty Trust, Inc.	19,685	364,763
BRE Properties, Inc.	9,668	482,627
Camden Property Trust	10,020	695,689
CBRE Group, Inc., Class A *	37,975	657,347
Chimera Investment Corp.	132,990	337,795
DDR Corp.	29,450	448,229
Digital Realty Trust, Inc.	15,345	1,143,356
Douglas Emmett, Inc.	17,440	418,386
Duke Realty Corp.	33,234	481,893
Equity Lifestyle Properties, Inc.	5,270	362,365
Essex Property Trust, Inc.	4,398	668,408
Federal Realty Investment Trust	8,060	869,755
Healthcare Trust of America, Inc.	7,198	67,661
Highwoods Properties, Inc.	9,203	300,110
Home Properties, Inc.	6,045	385,973
Hospitality Properties Trust	15,810	380,547
Jones Lang LaSalle, Inc.	5,425	391,305
Kilroy Realty Corp.	8,583	405,203
Liberty Property Trust	14,586	537,932
Mack-Cali Realty Corp.	10,850	289,695
MFA Financial, Inc.	44,346	363,194
Mid-America Apartment Communities, Inc.	5,189	352,852
National Retail Properties, Inc.	11,935	370,701
OMEGA Healthcare Investors, Inc.	13,249	318,241
Piedmont Office Realty Trust, Inc., Class A	21,987	373,119
Rayonier, Inc.	15,190	744,158
Realty Income Corp.	16,895	711,786
Regency Centers Corp.	11,304	553,896
Retail Properties of America, Inc., Class A	3,856	43,264
Senior Housing Properties Trust	20,615	456,004
SL Green Realty Corp.	11,234	905,460
Taubman Centers, Inc.	7,274	582,066
The Macerich Co.	16,585	987,968
UDR, Inc.	28,985	731,871
Washington REIT	8,215	220,655
Weingarten Realty Investors	15,035	419,928

		19,322,559

Retailing 5.7%
Aaron’s, Inc.	8,835	263,902
Abercrombie & Fitch Co., Class A	10,695	384,913
Advance Auto Parts, Inc.	9,300	661,416
American Eagle Outfitters, Inc.	24,800	551,552
Ascena Retail Group, Inc. *	15,810	313,038
AutoNation, Inc. *(a)	4,782	192,236
Big Lots, Inc. *	8,215	250,065
Chico’s FAS, Inc.	20,770	393,384
Dick’s Sporting Goods, Inc.	11,315	563,034
Dillard’s, Inc., Class A	4,185	314,210
Expedia, Inc.	12,090	620,942
Foot Locker, Inc.	19,220	664,435
GameStop Corp., Class A (a)	16,343	311,824
GNC Holdings, Inc., Class A	9,595	372,766
Guess?, Inc.	7,905	206,004
HomeAway, Inc. *(a)	3,703	87,613
LKQ Corp. *	18,755	707,814
PetSmart, Inc.	13,640	967,349
Sally Beauty Holdings, Inc. *	19,491	536,003
Signet Jewelers Ltd.	10,835	496,893
Tractor Supply Co.	8,990	858,365
TripAdvisor, Inc. *	12,400	414,656
Ulta Salon, Cosmetics & Fragrance, Inc.	7,301	686,294
Urban Outfitters, Inc. *	14,570	546,958
Williams-Sonoma, Inc.	11,315	464,141

		11,829,807

See financial notes 79

 Schwab U.S. Mid-Cap ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Semiconductors & Semiconductor Equipment 2.0%
Advanced Micro Devices, Inc. *	72,695	270,425
Atmel Corp. *	55,260	327,692
Cree, Inc. *	14,415	406,503
Cypress Semiconductor Corp. *	19,220	223,144
Lam Research Corp. *	24,475	835,332
LSI Corp. *	71,765	559,049
ON Semiconductor Corp. *	58,280	363,085
Skyworks Solutions, Inc. *	23,855	726,623
Teradyne, Inc. *	23,715	370,428

		4,082,281

Software & Services 8.5%
Akamai Technologies, Inc. *	22,611	848,139
Alliance Data Systems Corp. *	6,300	867,195
ANSYS, Inc. *	11,780	821,066
Ariba, Inc. *	12,516	559,340
Booz Allen Hamilton Holding Corp.	3,047	55,943
Broadridge Financial Solutions, Inc.	15,345	363,370
Cadence Design Systems, Inc. *	34,232	451,862
Computer Sciences Corp.	19,530	629,061
Compuware Corp. *	27,125	271,250
Concur Technologies, Inc. *	5,890	426,436
DST Systems, Inc.	4,340	220,819
Equinix, Inc. *	5,890	1,164,158
FactSet Research Systems, Inc.	5,157	475,836
FleetCor Technologies, Inc. *	5,547	239,519
Fortinet, Inc. *	15,532	411,753
Gartner, Inc. *	10,850	535,882
Genpact Ltd. *	13,640	248,930
Global Payments, Inc.	9,765	406,712
IAC/InterActiveCorp	8,935	463,190
Informatica Corp. *	13,501	440,133
Jack Henry & Associates, Inc.	11,005	406,745
Lender Processing Services, Inc.	10,540	295,858
MICROS Systems, Inc. *	10,075	510,400
NetSuite, Inc. *	4,811	273,650
NeuStar, Inc., Class A *	8,160	306,571
Nuance Communications, Inc. *	29,450	702,382
Parametric Technology Corp. *	14,725	312,906
Rackspace Hosting, Inc. *	14,260	855,315
Rovi Corp. *	13,795	211,615
SAIC, Inc.	42,470	518,559
ServiceNow, Inc. *(a)	1,395	43,385
Solarwinds, Inc. *	7,285	399,801
Solera Holdings, Inc.	8,820	362,767
Splunk, Inc. *	1,763	60,647
Synopsys, Inc. *	18,600	614,358
TIBCO Software, Inc. *	21,080	630,714
Total System Services, Inc.	23,715	549,714
Vantiv, Inc., Class A *	3,691	83,269
VeriFone Systems, Inc. *	13,330	463,084

		17,502,334

Technology Hardware & Equipment 3.9%
Acme Packet, Inc. *	7,033	134,260
Anixter International, Inc.	3,565	214,363
Arrow Electronics, Inc. *	13,950	505,687
Avnet, Inc. *	18,290	589,121
AVX Corp.	6,312	64,635
Brocade Communications Systems, Inc. *	56,110	325,438
Diebold, Inc.	8,060	262,595
Dolby Laboratories, Inc., Class A *	6,510	216,002
EchoStar Corp., Class A *	5,044	136,238
FLIR Systems, Inc.	19,530	386,694
Harris Corp.	14,260	670,648
Ingram Micro, Inc., Class A *	19,065	291,122
IPG Photonics Corp. *	4,030	247,805
Jabil Circuit, Inc.	24,335	554,351
JDS Uniphase Corp. *	29,760	333,014
Lexmark International, Inc., Class A (a)	8,790	190,831
Molex, Inc.	18,600	493,830
National Instruments Corp.	11,625	299,460
NCR Corp. *	19,840	444,218
Palo Alto Networks, Inc. *	620	39,916
Polycom, Inc. *	20,099	209,432
Riverbed Technology, Inc. *	19,840	396,602
Trimble Navigation Ltd. *	15,810	775,480
Zebra Technologies Corp., Class A *	6,510	242,758

		8,024,500

Telecommunication Services 1.6%
Clearwire Corp., Class A *(a)	45,105	72,168
Frontier Communications Corp. (a)	126,945	586,486
Level 3 Communications, Inc. *	20,476	441,258
MetroPCS Communications, Inc. *	40,765	396,644
NII Holdings, Inc. *	21,235	132,506
SBA Communications Corp., Class A *	15,157	906,086
Telephone & Data Systems, Inc.	11,935	292,646
tw telecom, Inc. *	18,968	477,045
United States Cellular Corp. *	2,015	76,469

		3,381,308

Transportation 1.8%
Hertz Global Holdings, Inc. *	29,760	421,997
J.B. Hunt Transport Services, Inc.	12,090	634,000
Kansas City Southern	13,795	1,066,767
Kirby Corp. *	6,975	367,234
Landstar System, Inc.	5,890	278,420
Ryder System, Inc.	6,355	254,263
United Continental Holdings, Inc. *	41,695	769,273

		3,791,954

Utilities 7.2%
AGL Resources, Inc.	14,725	583,846
Alliant Energy Corp.	13,795	608,084
American Water Works Co., Inc.	22,010	811,509
Aqua America, Inc.	17,360	434,000
Atmos Energy Corp.	11,470	400,762
Cleco Corp.	7,595	310,863
CMS Energy Corp.	33,170	765,232
Energen Corp.	9,145	466,852
GenOn Energy, Inc. *	95,480	241,564
Great Plains Energy, Inc.	17,205	366,811
Hawaiian Electric Industries, Inc.	11,935	316,636

80 See financial notes

 Schwab U.S. Mid-Cap ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
IDACORP, Inc.	6,200	256,990
Integrys Energy Group, Inc.	9,765	527,212
ITC Holdings Corp.	6,510	468,590
MDU Resources Group, Inc.	21,855	470,975
National Fuel Gas Co.	10,417	519,808
NiSource, Inc.	35,786	871,031
NRG Energy, Inc.	29,140	621,848
NV Energy, Inc.	29,605	519,272
OGE Energy Corp.	12,400	670,220
Pepco Holdings, Inc.	28,985	559,700
Piedmont Natural Gas Co., Inc.	8,990	280,758
Pinnacle West Capital Corp.	13,625	699,916
Questar Corp.	22,630	446,943
SCANA Corp.	14,741	698,134
TECO Energy, Inc.	25,168	436,916
UGI Corp.	14,260	434,645
Vectren Corp.	10,075	284,216
Westar Energy, Inc.	15,761	458,960
WGL Holdings, Inc.	6,355	248,099

		14,780,392

Total Common Stock
(Cost $203,520,707)		205,354,242

Other Investment Company 0.1% of net assets

Money Market Fund 0.1%
State Street Institutional U.S. Government Money Market Fund	136,315	136,315

Total Other Investment Company
(Cost $136,315)		136,315

End of Investments

Collateral Invested for Securities on Loan 1.2% of net assets

State Street Institutional U.S. Government Money Market Fund	2,564,597	2,564,597

Total Collateral Invested for Securities on Loan
(Cost $2,564,597)		2,564,597

End of Collateral Invested for Securities on Loan

At 08/31/12, the tax basis cost of the fund’s investments was $203,946,284 and the unrealized appreciation and depreciation were $16,542,066 and ($14,997,793), respectively, with a net unrealized appreciation of $1,544,273.

*	Non-income producing security.
(a)	All or a portion of this security is on loan.

REIT —	Real Estate Investment Trust

The following is a summary of the inputs used to value the fund’s investments as of August 31, 2012 (see financial note 2(a) for additional information):

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common Stock[1]	$205,354,242	$—	$—	$205,354,242
Other Investment Company[1]	136,315	—	—	136,315

Total	$205,490,557	$—	$—	$205,490,557

Other Financial Instruments
Collateral Invested for Securities on Loan	$2,564,597	$—	$—	$2,564,597

[1]	As categorized in Portfolio Holdings.

The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended August 31, 2012.

See financial notes 81

 Schwab U.S. Mid-Cap ETF

Statement of
Assets and Liabilities
As of August 31, 2012

Assets

Investments, at value (cost $203,657,022) including securities on loan of $2,507,985		$205,490,557
Collateral invested for securities on loan		2,564,597
Receivables:
Fund shares sold		1,327,992
Dividends		331,841
Income from securities on loan		11,883
Interest	+	3

Total assets		209,726,873

Liabilities

Collateral held for securities on loan		2,564,597
Payables:
Investments bought		1,320,209
Investment adviser fees	+	2,193

Total liabilities		3,886,999

Net Assets

Total assets		209,726,873
Total liabilities	—	3,886,999

Net assets		$205,839,874

Net Assets by Source
Capital received from investors		205,677,935
Net investment income not yet distributed		564,147
Net realized capital losses		(2,235,743)
Net unrealized capital gains		1,833,535

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$205,839,874		7,750,001		$26.56

82 See financial notes

 Schwab U.S. Mid-Cap ETF

Statement of
Operations
For September 1, 2011 through August 31, 2012

Investment Income

Dividends		$2,504,601
Interest		74
Securities on loan	+	76,475

Total investment income		2,581,150

Expenses

Investment adviser fees		202,663

Total expenses	−	202,663

Net investment income		2,378,487

Realized and Unrealized Gains (Losses)

Net realized losses on investments		(2,100,408)
Net realized gains on in-kind redemptions	+	5,490,632

Net realized gains		3,390,224
Net unrealized gains on investments	+	12,136,881

Net realized and unrealized gains		15,527,105

Net increase in net assets resulting from operations		$17,905,592

See financial notes 83

 Schwab U.S. Mid-Cap ETF

Statements of
Changes in Net Assets
For the current and prior report periods

Operations

9/1/11-8/31/12			1/12/11*-8/31/11
Net investment income		$2,378,487	$448,890
Net realized gains		3,390,224	473,873
Net unrealized gains (losses)	+	12,136,881	(10,303,346)

Net increase (decrease) in net assets resulting from operations		17,905,592	(9,380,583)

Distributions to Shareholders

Distributions from net investment income		($1,917,350)	($326,850)

Transactions in Fund Shares

		9/1/11-8/31/12		1/12/11*-8/31/11
		SHARES	VALUE	SHARES	VALUE
Shares sold		6,500,000	$161,782,743	4,750,001	$123,751,580
Shares redeemed	+	(2,100,000)	(51,481,582)	(1,400,000)	(34,493,676)

Net transactions in fund shares		4,400,000	$110,301,161	3,350,001	$89,257,904

Shares Outstanding and Net Assets

		9/1/11-8/31/12		1/12/11*-8/31/11
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		3,350,001	$79,550,471	—	$—
Total increase	+	4,400,000	126,289,403	3,350,001	79,550,471

End of period		7,750,001	$205,839,874	3,350,001	$79,550,471

Net investment income not yet distributed			$564,147		$122,040

*	Commencement of operations.

84 See financial notes

Schwab U.S. Small-Cap ETF™

Financial Statements

Financial Highlights

	9/1/11–	9/1/10–	10/30/09[1]–
	8/31/12	8/31/11	8/31/10

Per-Share Data ($)

Net asset value at beginning of period	32.34	26.48	25.00

Income (loss) from investment operations:
Net investment income (loss)	0.49	0.39	0.23
Net realized and unrealized gains (losses)	4.16	5.86	1.45	[2]

Total from investment operations	4.65	6.25	1.68
Less distributions:
Distributions from net investment income	(0.44)	(0.39)	(0.20)

Net asset value at end of period	36.55	32.34	26.48

Total return (%)	14.52	23.55	6.67	[3]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.13	0.13	0.14	[4,5]
Gross operating expenses	0.13	0.13	0.14	[4]
Net investment income (loss)	1.44	1.17	1.05	[4]
Portfolio turnover rate[6]	12	11	8	[3]
Net assets, end of period ($ x 1,000)	641,516	462,523	193,310

1 Commencement of operations.
2 The per share amount does not accord with the change in aggregate gains and losses in securities during the period because of the timing of sales and repurchases of fund shares in relation to fluctuating market values.
3 Not annualized.
4 Annualized.
5 Effective June 14, 2010, the annual operating expense was reduced. The ratio presented for period ended 8/31/10 is a blended rate.
6 Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.

See financial notes 85

 Schwab U.S. Small-Cap ETF

Portfolio Holdings as of August 31, 2012

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings on a daily basis on the fund’s website at www.schwabetfs.com.

			Cost	Value
Holdings by Category			($)	($)

99.9%		Common Stock	618,217,534	640,571,485
0.0%		Rights	—	47,346
0.0%		Other Investment Company	248,097	248,097

99.9%		Total Investments	618,465,631	640,866,928
3.1%		Collateral Invested for Securities on Loan	19,789,415	19,789,415
(3	.0)%	Other Assets and Liabilities, Net		(19,140,143)

100.0%		Net Assets		641,516,200

	Number	Value
Security	of Shares	($)

Common Stock 99.9% of net assets

Automobiles & Components 1.0%
American Axle & Manufacturing Holdings, Inc. *	26,676	297,971
Cooper Tire & Rubber Co.	24,713	494,013
Dana Holding Corp.	60,372	824,681
Dorman Products, Inc. *	10,362	305,472
Drew Industries, Inc. *	7,706	223,243
Exide Technologies *	29,465	90,163
Federal-Mogul Corp. *	10,164	95,135
Fuel Systems Solutions, Inc. *	6,373	112,165
Modine Manufacturing Co. *	18,252	127,946
Standard Motor Products, Inc.	8,246	145,459
Superior Industries International, Inc.	9,529	162,851
Tenneco, Inc. *	24,921	756,851
Tesla Motors, Inc. *(a)	22,151	631,746
Thor Industries, Inc.	17,781	559,035
Tower International, Inc. *	2,560	19,277
WABCO Holdings, Inc. *	26,676	1,566,415
Winnebago Industries, Inc. *	11,658	134,067

		6,546,490

Banks 7.2%
1st Source Corp.	6,060	138,350
Arrow Financial Corp. (a)	5,616	137,255
Associated Banc-Corp.	71,604	927,988
Astoria Financial Corp.	38,259	385,268
BancFirst Corp.	2,904	120,168
BancorpSouth, Inc.	30,956	456,291
Bank Mutual Corp.	18,519	80,743
Bank of Hawaii Corp.	18,603	860,017
Bank of the Ozarks, Inc.	10,962	351,880
BankFinancial Corp.	6,904	53,092
BankUnited, Inc.	16,146	407,686
BBCN Bancorp, Inc. *	27,379	342,785
Beneficial Mutual Bancorp, Inc. *	14,526	127,974
Berkshire Hills Bancorp, Inc.	9,828	218,673
Boston Private Financial Holdings, Inc.	30,975	293,953
Brookline Bancorp, Inc.	27,963	237,406
Camden National Corp.	3,028	111,794
Capital City Bank Group, Inc. (a)	5,323	47,588
CapitalSource, Inc.	109,069	755,848
Capitol Federal Financial, Inc.	68,094	808,276
Cardinal Financial Corp.	11,152	144,418
Cascade Bancorp *(a)	7,059	36,848
Cathay General Bancorp	31,239	511,382
Centerstate Banks, Inc.	10,970	89,735
Central Pacific Financial Corp. *	6,737	93,644
Chemical Financial Corp.	9,934	227,886
Citizens Republic Bancorp, Inc. *	15,978	327,070
City Holding Co.	5,892	201,035
Clifton Savings Bancorp, Inc.	5,616	54,812
CoBiz Financial, Inc.	14,889	105,414
Columbia Banking System, Inc.	15,608	278,447
Community Bank System, Inc.	16,497	462,576
Community Trust Bancorp, Inc.	5,539	190,486
CVB Financial Corp.	37,303	445,771
CYS Investments, Inc.	64,584	928,718
Dime Community Bancshares	12,541	175,323
Doral Financial Corp. *	47,214	50,991
East West Bancorp, Inc.	58,968	1,293,758
ESSA Bancorp, Inc.	4,227	42,862
EverBank Financial Corp.	7,617	90,414
F.N.B. Corp.	55,569	608,481
First Bancorp	6,228	61,844
First Busey Corp.	33,051	158,645
First Citizens BancShares, Inc., Class A	2,347	387,584
First Commonwealth Financial Corp.	41,453	288,513
First Community Bancshares, Inc.	5,843	86,827
First Financial Bancorp	22,963	373,838
First Financial Bankshares, Inc. (a)	12,420	431,968
First Financial Corp.	4,399	134,038
First Financial Holdings, Inc.	6,505	83,134
First Horizon National Corp.	104,247	934,053
First Interstate BancSystem, Inc.	6,172	88,260
First Merchants Corp.	11,086	156,091
First Midwest Bancorp, Inc.	29,778	351,678
First Niagara Financial Group, Inc.	144,261	1,138,219
FirstMerit Corp.	44,577	699,413
Flagstar Bancorp, Inc. *	79,176	74,703
Flushing Financial Corp.	12,509	190,637
Fulton Financial Corp.	79,539	773,914
Glacier Bancorp, Inc.	28,547	439,909
Great Southern Bancorp, Inc.	3,713	109,088
Hancock Holding Co.	30,921	916,498
Heartland Financial USA, Inc.	6,050	158,450
Home BancShares, Inc.	10,003	315,195
HomeTrust Bancshares, Inc. *	8,073	101,558
Hudson Valley Holding Corp.	6,953	117,436
IBERIABANK Corp.	11,652	546,595
Independent Bank Corp.	8,471	247,014
International Bancshares Corp.	22,779	415,945

86 See financial notes

 Schwab U.S. Small-Cap ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Investors Bancorp, Inc. *	18,377	315,533
Kearny Financial Corp.	6,538	63,222
Lakeland Financial Corp.	6,051	160,715
MB Financial, Inc.	21,622	441,521
Meridian Interstate Bancorp, Inc. *	3,971	59,168
MGIC Investment Corp. *	74,457	87,859
National Penn Bancshares, Inc.	50,844	452,512
Nationstar Mortgage Holdings, Inc. *	6,877	186,504
NBT Bancorp, Inc.	13,161	276,776
Northfield Bancorp, Inc.	6,284	94,260
Northwest Bancshares, Inc.	38,705	467,556
Ocwen Financial Corp. *	47,385	1,219,216
Old National Bancorp	37,770	498,564
Oriental Financial Group, Inc.	18,252	193,471
Oritani Financial Corp.	17,199	251,621
Pacific Capital Bancorp *	2,179	100,060
PacWest Bancorp	12,420	289,138
Park National Corp. (a)	5,275	355,271
Pinnacle Financial Partners, Inc. *	13,496	258,313
Popular, Inc. *	40,580	642,787
PrivateBancorp, Inc.	24,808	404,370
Prosperity Bancshares, Inc.	19,305	812,740
Provident Financial Services, Inc.	22,476	347,029
Provident New York Bancorp	14,712	126,229
Radian Group, Inc. (a)	53,028	178,174
Renasant Corp.	9,939	181,784
Republic Bancorp, Inc., Class A	4,060	91,553
Rockville Financial, Inc.	5,168	61,964
Roma Financial Corp.	3,109	29,225
S&T Bancorp, Inc.	12,636	219,235
S.Y. Bancorp, Inc.	4,923	115,149
Sandy Spring Bancorp, Inc.	9,617	176,376
SCBT Financial Corp.	5,986	240,697
Signature Bank *	18,603	1,202,312
Simmons First National Corp., Class A	6,451	150,179
Southside Bancshares, Inc.	6,887	150,894
State Bank Financial Corp.	12,285	199,017
StellarOne Corp.	9,130	120,973
Sterling Bancorp	12,248	121,623
Sterling Financial Corp.	10,881	230,677
Susquehanna Bancshares, Inc.	73,320	770,593
SVB Financial Group *	17,901	1,038,079
Synovus Financial Corp.	290,925	605,124
TCF Financial Corp.	60,324	670,803
Territorial Bancorp, Inc.	4,023	92,770
Texas Capital Bancshares, Inc.	14,775	679,945
Tompkins Financial Corp.	4,914	190,860
TowneBank (a)	11,799	173,681
TriCo Bancshares	5,892	90,501
TrustCo Bank Corp.	37,044	206,706
Trustmark Corp.	22,630	536,105
UMB Financial Corp.	13,819	677,546
Umpqua Holdings Corp.	44,522	562,758
Union First Market Bankshares Corp.	9,183	134,806
United Bankshares, Inc. (a)	19,921	484,678
United Financial Bancorp, Inc.	5,720	81,624
Univest Corp. of Pennsylvania	6,640	109,095
Valley National Bancorp	77,827	754,922
ViewPoint Financial Group, Inc.	14,264	262,886
Washington Federal, Inc.	42,657	686,778
Washington Trust Bancorp, Inc.	5,808	143,806
Webster Financial Corp.	29,378	625,164
WesBanco, Inc.	9,878	200,721
Westamerica Bancorp	11,583	539,189
Western Alliance Bancorp *	32,643	303,906
Westfield Financial, Inc.	10,555	76,418
Wilshire Bancorp, Inc. *	26,148	163,686
Wintrust Financial Corp.	14,416	539,303
WSFS Financial Corp.	3,369	136,680

		46,117,553

Capital Goods 10.9%
3D Systems Corp. *(a)	16,793	734,022
A.O. Smith Corp.	15,375	841,166
A123 Systems, Inc. *	40,311	10,428
AAON, Inc.	8,405	154,652
AAR Corp.	16,341	243,154
Accuride Corp. *	17,266	86,675
Aceto Corp.	10,349	92,520
Actuant Corp., Class A	27,240	765,989
Acuity Brands, Inc.	17,199	1,103,488
Aegion Corp. *	15,569	303,907
Aerovironment, Inc. *	6,899	164,610
Air Lease Corp. *	28,642	590,598
Aircastle Ltd.	18,954	216,455
Albany International Corp., Class A	10,649	224,907
Alliant Techsystems, Inc.	13,164	644,904
Altra Holdings, Inc.	10,584	194,851
Ameresco, Inc., Class A *	7,308	87,769
American Railcar Industries, Inc. *	3,675	104,884
American Science & Engineering, Inc.	3,540	210,524
American Superconductor Corp. *	14,526	54,472
American Woodmark Corp. *	4,087	79,124
Ampco-Pittsburgh Corp.	3,314	55,874
API Technologies Corp. *(a)	13,437	41,386
Apogee Enterprises, Inc.	11,076	175,001
Applied Industrial Technologies, Inc.	15,145	616,099
Armstrong World Industries, Inc.	8,562	376,471
Astec Industries, Inc. *	7,376	216,338
Astronics Corp. *	4,050	113,400
AZZ, Inc.	9,864	313,281
Badger Meter, Inc.	5,942	201,493
Barnes Group, Inc.	20,007	473,566
Beacon Roofing Supply, Inc. *	18,314	515,356
Belden, Inc.	18,954	646,900
Blount International, Inc. *	19,253	247,979
Brady Corp., Class A	18,619	522,822
Briggs & Stratton Corp.	19,127	331,280
Builders FirstSource, Inc. *	18,665	83,059
CAI International, Inc. *	5,047	100,284
Capstone Turbine Corp. *(a)	102,624	102,491
Carlisle Cos., Inc.	24,921	1,304,365
Cascade Corp.	3,382	165,955
Ceradyne, Inc.	9,293	220,709
Chart Industries, Inc. *	11,659	813,798
CIRCOR International, Inc.	6,965	221,835
CLARCOR, Inc.	20,358	980,034
Colfax Corp. *	18,008	592,283
Columbus McKinnon Corp. *	7,652	113,403
Comfort Systems USA, Inc.	15,252	157,401

See financial notes 87

 Schwab U.S. Small-Cap ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Commercial Vehicle Group, Inc. *	10,246	86,579
Crane Co.	20,140	765,119
Cubic Corp.	6,339	320,056
Curtiss-Wright Corp.	18,498	556,050
DigitalGlobe, Inc. *	14,027	291,341
Douglas Dynamics, Inc.	10,881	152,552
Ducommun, Inc. *	4,413	64,783
DXP Enterprises, Inc. *	3,690	170,146
Dycom Industries, Inc. *	13,295	193,043
Dynamic Materials Corp.	5,323	86,020
Edgen Group, Inc. *	6,054	44,981
EMCOR Group, Inc.	27,378	756,454
Encore Wire Corp.	7,504	212,513
Energy Recovery, Inc. *	27,378	68,993
EnerSys *	18,957	706,148
Enphase Energy, Inc. *(a)	3,159	15,669
EnPro Industries, Inc. *	8,161	306,364
ESCO Technologies, Inc.	10,391	368,153
Esterline Technologies Corp. *	12,063	721,367
Exelis, Inc.	73,557	742,926
Federal Signal Corp. *	25,059	149,602
Franklin Electric Co., Inc.	7,728	419,089
FreightCar America, Inc.	4,923	88,220
FuelCell Energy, Inc. *	56,843	56,275
Furmanite Corp. *	14,056	68,593
GATX Corp.	18,495	761,254
GenCorp, Inc. *	21,762	198,687
Generac Holdings, Inc.	10,989	236,813
General Cable Corp. *	19,692	533,456
GeoEye, Inc. *	6,897	185,046
Gibraltar Industries, Inc. *	12,348	134,964
Global Power Equipment Group, Inc.	7,371	143,734
Graco, Inc.	24,921	1,231,097
GrafTech International Ltd. *	54,756	513,064
Graham Corp.	3,995	75,945
Granite Construction, Inc.	13,579	374,373
Great Lakes Dredge & Dock Co.	22,602	165,221
Griffon Corp.	20,369	196,968
H&E Equipment Services, Inc. *	12,348	218,560
Harsco Corp.	31,870	649,829
HEICO Corp., Class A	17,773	528,391
Hexcel Corp. *	40,365	915,075
Houston Wire & Cable Co.	6,282	68,914
Huntington Ingalls Industries, Inc. *	18,129	726,429
IDEX Corp.	33,696	1,343,123
II-VI, Inc. *	20,938	389,447
Interline Brands, Inc. *	12,735	324,233
ITT Corp.	36,776	731,842
John Bean Technologies Corp.	11,340	180,986
Kaman Corp.	10,533	345,482
Kaydon Corp.	12,769	283,983
Kennametal, Inc.	32,292	1,189,637
L.B. Foster Co.	3,991	128,311
Lawson Products, Inc.	1,173	9,384
Layne Christensen Co. *	7,722	150,116
Lennox International, Inc.	19,319	917,846
Lindsay Corp.	4,952	323,663
MasTec, Inc. *	23,980	437,395
Meritor, Inc. *	38,133	170,455
Michael Baker Corp. *	3,312	79,057
Moog, Inc., Class A *	16,529	605,457
MRC Global, Inc. *	9,126	201,046
Mueller Industries, Inc.	14,927	643,354
Mueller Water Products, Inc., Class A	61,740	236,464
MYR Group, Inc. *	8,142	165,608
NACCO Industries, Inc., Class A	2,181	232,058
Nordson Corp.	24,219	1,424,319
Nortek, Inc. *	4,212	216,792
Northwest Pipe Co. *	3,674	92,732
Orbital Sciences Corp. *	23,419	323,182
Orion Marine Group, Inc. *	10,344	78,821
Oshkosh Corp. *	37,206	942,800
Otter Tail Corp.	14,040	317,866
Pike Electric Corp. *	7,986	71,075
Polypore International, Inc. *(a)	16,033	519,790
Powell Industries, Inc. *	3,630	137,650
Preformed Line Products Co.	1,404	82,724
Primoris Services Corp.	11,166	137,342
Proto Labs, Inc. *(a)	1,743	54,835
Quanex Building Products Corp.	14,588	255,290
Raven Industries, Inc.	14,742	447,715
RBC Bearings, Inc. *	9,126	419,705
Regal-Beloit Corp.	16,848	1,146,675
Rexnord Corp. *	10,530	158,476
Robbins & Myers, Inc.	15,093	902,863
Rush Enterprises, Inc., Class A *	13,279	226,274
Sauer-Danfoss, Inc.	4,356	166,094
Seaboard Corp. *	156	325,914
Simpson Manufacturing Co., Inc.	15,906	404,490
Snap-On, Inc.	23,517	1,632,550
Standex International Corp.	5,616	250,698
Sterling Construction Co., Inc. *	6,899	66,851
Sun Hydraulics Corp.	7,994	185,061
TAL International Group, Inc.	10,383	353,126
Taser International, Inc. *	22,059	118,016
Tecumseh Products Co., Class A *	5,891	31,163
Teledyne Technologies, Inc. *	15,093	973,649
Tennant Co.	6,722	281,988
Terex Corp. *	43,479	959,582
Textainer Group Holdings Ltd. (a)	7,316	258,401
The Gorman-Rupp Co.	7,302	201,097
The Greenbrier Cos., Inc. *	9,681	139,890
The Keyw Holding Corp. *(a)	6,602	74,339
The Manitowoc Co., Inc.	52,122	671,331
The Middleby Corp. *	7,438	856,486
The Shaw Group, Inc. *	26,676	1,122,526
The Toro Co.	24,219	900,947
Thermon Group Holdings, Inc. *	5,445	124,473
Titan International, Inc. (a)	16,673	348,132
Titan Machinery, Inc. *	6,787	156,440
Tredegar Corp.	9,045	146,348
Trex Co., Inc. *	5,570	171,277
TriMas Corp. *	12,098	260,107
Trinity Industries, Inc.	31,568	894,637
Triumph Group, Inc.	15,444	917,837
Tutor Perini Corp. *	12,883	136,689
Twin Disc, Inc. (a)	3,640	67,376
United Rentals, Inc. *	32,994	1,066,036
Universal Forest Products, Inc.	7,751	297,871
USG Corp. *(a)	26,221	539,104
Valmont Industries, Inc.	9,126	1,156,720
Vicor Corp. *	8,712	52,446
Wabash National Corp. *	27,237	182,216

88 See financial notes

 Schwab U.S. Small-Cap ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Wabtec Corp.	19,305	1,508,493
Watsco, Inc.	10,530	794,594
Watts Water Technologies, Inc., Class A	11,854	434,449
WESCO International, Inc. *	17,550	1,014,039
Woodward, Inc.	23,868	833,709

		70,003,883

Commercial & Professional Services 3.1%
ABM Industries, Inc.	17,613	356,135
Acacia Research Corp. *	17,125	451,073
Acco Brands Corp. *	44,226	291,449
American Reprographics Co. *	15,231	61,229
CBIZ, Inc. *	16,966	93,992
CDI Corp.	5,324	87,686
Cenveo, Inc. *(a)	21,304	42,821
Clean Harbors, Inc. *	18,954	1,030,908
Consolidated Graphics, Inc. *	3,717	99,579
Corrections Corp. of America	40,365	1,344,558
CoStar Group, Inc. *	10,179	827,044
Courier Corp.	5,967	66,950
Covanta Holding Corp.	46,683	798,279
CRA International, Inc. *	4,096	64,922
Deluxe Corp.	20,367	577,812
EnergySolutions, Inc. *	33,051	80,975
EnerNOC, Inc. *	14,391	142,039
Ennis, Inc.	10,317	150,525
Exponent, Inc. *	5,196	270,504
FTI Consulting, Inc. *	16,497	429,087
Fuel Tech, Inc. *	6,438	31,739
G&K Services, Inc., Class A	7,419	232,734
Healthcare Services Group, Inc.	24,748	523,915
Heidrick & Struggles International, Inc.	7,324	90,232
Herman Miller, Inc.	23,074	451,328
Higher One Holdings, Inc. *(a)	12,636	155,802
Hill International, Inc. *	10,372	39,517
HNI Corp.	14,889	412,723
Huron Consulting Group, Inc. *	9,075	292,850
ICF International, Inc. *	7,777	171,405
Innerworkings, Inc. *	11,622	140,045
Insperity, Inc.	9,187	224,622
Interface, Inc.	22,553	309,653
KAR Auction Services, Inc. *	12,385	216,738
Kelly Services, Inc., Class A	11,624	143,440
Kforce, Inc. *	13,689	160,435
Kimball International, Inc., Class B	9,946	111,694
Knoll, Inc.	18,850	274,079
Korn/Ferry International *	20,358	291,119
McGrath Rentcorp	9,700	244,246
Metalico, Inc. *	16,704	38,419
Mine Safety Appliances Co.	12,716	443,407
Mistras Group, Inc. *	6,540	142,637
Mobile Mini, Inc. *	15,344	262,382
Monster Worldwide, Inc. *	48,864	340,582
Multi-Color Corp.	5,253	107,161
Navigant Consulting, Inc. *	21,066	232,779
On Assignment, Inc. *	14,908	246,131
Pendrell Corp. *	59,579	71,495
Performant Financial Corp. *	3,159	34,275
Quad Graphics, Inc. (a)	8,713	159,622
Resources Connection, Inc.	17,199	192,285
Rollins, Inc.	31,239	727,244
RPX Corp. *	8,591	100,858
Schawk, Inc.	3,878	50,647
Standard Parking Corp. *	6,188	142,881
Steelcase, Inc., Class A	33,777	327,637
Swisher Hygiene, Inc. *(a)	46,619	82,516
Sykes Enterprises, Inc. *	15,745	212,400
Team, Inc. *	7,662	239,591
Tetra Tech, Inc. *	24,693	640,536
The Advisory Board Co. *	12,858	569,995
The Brink’s Co.	18,546	412,834
The Corporate Executive Board Co.	13,213	615,197
The Geo Group, Inc.	25,623	674,141
TMS International Corp., Class A *	5,082	51,176
TrueBlue, Inc. *	15,914	247,144
United Stationers, Inc.	16,107	389,628
US Ecology, Inc.	7,170	134,796
Viad Corp.	8,154	166,912
WageWorks, Inc. *	2,503	42,701

		19,885,892

Consumer Durables & Apparel 3.4%
American Greetings Corp., Class A (a)	14,792	212,857
Arctic Cat, Inc. *	4,792	207,302
Beazer Homes USA, Inc. *	47,034	138,280
Blyth, Inc.	4,374	185,108
Brookfield Residential Properties, Inc. *	12,817	181,617
Brunswick Corp.	36,504	864,780
Callaway Golf Co.	25,787	148,275
Carter’s, Inc. *	20,709	1,153,698
Cavco Industries, Inc. *	2,541	116,378
Columbia Sportswear Co.	5,823	304,485
Crocs, Inc. *	35,514	621,140
CSS Industries, Inc.	3,607	72,032
Deckers Outdoor Corp. *(a)	15,300	757,656
Ethan Allen Interiors, Inc.	10,759	237,559
Fifth & Pacific Cos., Inc. *	37,770	500,452
G-III Apparel Group Ltd. *	6,534	207,389
Hanesbrands, Inc. *	39,312	1,274,888
Helen of Troy Ltd. *	11,717	368,382
Hovnanian Enterprises, Inc., Class A *(a)	38,912	113,623
Iconix Brand Group, Inc. *	28,048	524,498
iRobot Corp. *	11,934	300,617
JAKKS Pacific, Inc.	8,775	146,016
Jarden Corp.	31,941	1,543,708
K-Swiss, Inc., Class A *	10,896	30,836
KB Home (a)	26,874	296,689
Kenneth Cole Productions, Inc., Class A *	4,020	60,983
La-Z-Boy, Inc. *	20,841	287,606
Leapfrog Enterprises, Inc. *	18,369	199,120
M.D.C Holdings, Inc.	14,547	504,490
M/I Homes, Inc. *	7,697	148,552
Maidenform Brands, Inc. *	9,296	206,278
Marine Products Corp.	6,171	36,224
Meritage Homes Corp. *	10,702	398,864
Movado Group, Inc.	7,047	247,772

See financial notes 89

 Schwab U.S. Small-Cap ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
National Presto Industries, Inc. (a)	1,885	137,077
Oxford Industries, Inc.	5,808	316,710
Perry Ellis International, Inc. *	5,239	108,028
Pool Corp.	19,305	760,424
PulteGroup, Inc. *	135,486	1,853,448
Quiksilver, Inc. *	53,391	167,114
Sealy Corp. *(a)	19,971	31,954
Skechers U.S.A., Inc., Class A *	15,979	346,265
Skullcandy, Inc. *(a)	6,534	100,232
Smith & Wesson Holding Corp. *	25,785	207,311
Standard Pacific Corp. *	42,873	287,249
Steven Madden Ltd. *	16,497	708,051
Sturm Ruger & Co., Inc. (a)	7,557	327,218
The Jones Group, Inc.	32,104	406,758
The Ryland Group, Inc.	17,483	468,719
The Warnaco Group, Inc. *	16,848	866,324
True Religion Apparel, Inc.	10,232	237,280
Tumi Holdings, Inc. *(a)	7,394	155,718
UniFirst Corp.	5,967	378,964
Universal Electronics, Inc. *	5,710	87,192
Vera Bradley, Inc. *(a)	9,323	197,927
Weyco Group, Inc.	3,035	69,623
Wolverine World Wide, Inc.	19,656	924,422
Zagg, Inc. *(a)	9,075	68,335

		21,810,497

Consumer Services 3.7%
AFC Enterprises, Inc. *	9,829	236,093
Ambassadors Group, Inc.	7,127	38,700
American Public Education, Inc. *	7,131	240,315
Ameristar Casinos, Inc.	13,118	221,038
Bally Technologies, Inc. *	17,207	762,098
Biglari Holdings, Inc. *	483	169,726
BJ’s Restaurants, Inc. *	9,294	381,519
Bloomin’ Brands, Inc. *	11,934	154,903
Bob Evans Farms, Inc.	11,674	459,255
Boyd Gaming Corp. *(a)	22,518	135,333
Bravo Brio Restaurant Group, Inc. *	7,275	117,637
Bridgepoint Education, Inc. *(a)	7,391	72,875
Brinker International, Inc.	30,888	1,064,400
Buffalo Wild Wings, Inc. *	7,371	565,945
Caesars Entertainment Corp. *(a)	706	5,069
Cambium Learning Group, Inc. *	3,438	3,300
Capella Education Co. *	4,462	138,634
Career Education Corp. *	24,183	76,176
Caribou Coffee Co., Inc. *	8,230	105,262
CEC Entertainment, Inc.	7,371	218,992
Choice Hotels International, Inc.	11,583	364,980
Churchill Downs, Inc.	5,265	301,316
Chuy’s Holdings, Inc. *	2,106	43,426
Coinstar, Inc. *(a)	12,216	624,482
Corinthian Colleges, Inc. *	30,867	62,351
Cracker Barrel Old Country Store, Inc.	9,126	574,755
Del Frisco’s Restaurant Group, Inc. *	2,106	31,253
Denny’s Corp. *	38,859	190,021
DineEquity, Inc. *	6,669	353,257
Domino’s Pizza, Inc.	22,815	808,564
Education Management Corp. *(a)	10,993	32,869
Gaylord Entertainment Co. *	16,688	676,532
Grand Canyon Education, Inc. *	14,742	311,351
Hillenbrand, Inc.	25,059	454,069
Ignite Restaurant Group, Inc. *	2,224	33,316
International Speedway Corp., Class A	11,769	313,173
Interval Leisure Group, Inc.	15,622	288,226
Isle of Capri Casinos, Inc. *	9,560	59,846
ITT Educational Services, Inc. *(a)	10,584	338,794
Jack in the Box, Inc. *	17,451	455,297
K12, Inc. *(a)	15,444	325,096
Krispy Kreme Doughnuts, Inc. *	23,166	170,965
Life Time Fitness, Inc. *	15,977	758,588
Lincoln Educational Services Corp.	9,142	38,853
Marriott Vacations Worldwide Corp. *	12,227	392,731
Matthews International Corp., Class A	11,261	337,042
Morgans Hotel Group Co. *	11,408	59,093
National American University Holdings, Inc.	3,994	16,216
Orient-Express Hotels Ltd., Class A *	37,311	327,964
Papa John’s International, Inc. *	7,722	397,606
Peet’s Coffee & Tea, Inc. *	5,292	388,962
Pinnacle Entertainment, Inc. *	25,059	277,403
Red Robin Gourmet Burgers, Inc. *	5,378	166,772
Regis Corp.	22,931	412,987
Ruby Tuesday, Inc. *	24,921	168,466
Scientific Games Corp., Class A *	24,171	177,173
Service Corp. International	88,452	1,153,414
Shuffle Master, Inc. *	21,429	325,078
Six Flags Entertainment Corp.	22,113	1,221,301
Sonic Corp. *	24,034	225,199
Sotheby’s	26,734	835,705
Speedway Motorsports, Inc.	5,141	78,812
Steiner Leisure Ltd. *	5,616	262,492
Stewart Enterprises, Inc., Class A	32,397	238,442
Strayer Education, Inc. (a)	4,914	318,329
Texas Roadhouse, Inc.	27,027	464,054
The Cheesecake Factory, Inc.	20,834	691,897
The Marcus Corp.	7,726	99,743
The Wendy’s Co.	123,507	527,375
Universal Technical Institute, Inc.	8,806	105,760
Vail Resorts, Inc.	14,742	759,950
WMS Industries, Inc. *	22,122	352,403

		23,561,019

Diversified Financials 2.1%
Artio Global Investors, Inc.	12,530	38,843
Asset Acceptance Capital Corp. *	4,267	27,778
BGC Partners, Inc., Class A	37,415	168,742
Calamos Asset Management, Inc., Class A	7,985	88,873
Cardtronics, Inc. *	17,200	485,900
Cash America International, Inc.	11,723	455,087
Cohen & Steers, Inc. (a)	8,262	278,842
Cowen Group, Inc., Class A *	32,869	85,788
Credit Acceptance Corp. *	2,598	255,799
DFC Global Corp. *	17,159	319,501
Duff & Phelps Corp., Class A	12,918	171,163
Encore Capital Group, Inc. *	8,636	242,067
Epoch Holding Corp.	7,439	156,665
Evercore Partners, Inc., Class A	10,262	253,471

90 See financial notes

 Schwab U.S. Small-Cap ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
EZCORP, Inc., Class A *	18,191	412,026
FBR & Co. *	18,954	57,431
Federated Investors, Inc., Class B (a)	42,822	908,683
Financial Engines, Inc. *	16,708	355,880
First Cash Financial Services, Inc. *	10,430	465,387
Gain Capital Holdings, Inc.	9,828	43,931
GAMCO Investors, Inc., Class A	1,527	68,868
GFI Group, Inc.	26,511	74,231
Gleacher & Co., Inc. *	29,415	24,414
Green Dot Corp., Class A *(a)	8,208	93,982
Greenhill & Co., Inc.	11,622	507,300
HFF, Inc., Class A *	14,208	188,966
ICG Group, Inc. *	14,672	133,809
Interactive Brokers Group, Inc., Class A	15,900	219,738
INTL FCStone, Inc. *	6,630	120,202
Investment Technology Group, Inc. *	15,444	130,811
Janus Capital Group, Inc.	73,901	644,417
KBW, Inc.	11,545	176,523
Knight Capital Group, Inc., Class A *	39,317	108,515
Ladenburg Thalmann Financial Services, Inc. *	44,001	61,161
Life Partners Holdings, Inc. (a)	3,510	5,581
MarketAxess Holdings, Inc.	13,091	426,374
Nelnet, Inc., Class A	10,829	259,355
Netspend Holdings, Inc. *	13,437	127,383
NewStar Financial, Inc. *	12,531	148,242
Oppenheimer Holdings, Inc., Class A	4,225	63,037
PHH Corp. *	22,464	391,997
PICO Holdings, Inc. *	9,178	199,897
Piper Jaffray Cos., Inc. *	7,785	191,589
Portfolio Recovery Associates, Inc. *	7,020	704,457
Pzena Investment Management, Inc., Class A	3,993	20,085
Safeguard Scientifics, Inc. *	7,624	118,629
Stifel Financial Corp. *	22,464	734,123
SWS Group, Inc. *	13,074	78,052
The First Marblehead Corp. *	25,787	29,913
Virtus Investment Partners, Inc. *	2,457	210,417
Waddell & Reed Financial, Inc., Class A	35,100	1,038,960
Westwood Holdings Group, Inc.	3,159	116,093
WisdomTree Investments, Inc. *	25,034	156,212
World Acceptance Corp. *	5,809	424,057

		13,269,247

Energy 5.3%
Abraxas Petroleum Corp. *	36,681	74,462
Alon USA Energy, Inc.	4,902	67,059
Amyris, Inc. *	8,073	25,188
Apco Oil & Gas International, Inc. (a)	3,630	58,443
Approach Resources, Inc. *	8,122	233,426
Atwood Oceanics, Inc. *	23,166	1,072,122
Basic Energy Services, Inc. *	11,624	129,026
Berry Petroleum Co., Class A	22,113	814,643
Bill Barrett Corp. *	17,074	374,433
Bonanza Creek Energy, Inc. *	3,993	80,339
BPZ Resources, Inc. *(a)	42,858	98,145
Bristow Group, Inc.	14,040	658,336
C&J Energy Services, Inc. *(a)	17,920	360,730
Cal Dive International, Inc. *	38,133	56,818
CARBO Ceramics, Inc. (a)	8,073	568,178
Carrizo Oil & Gas, Inc. *	14,069	355,102
Ceres, Inc. *(a)	2,116	14,452
Cheniere Energy, Inc. *	87,176	1,286,718
Clayton Williams Energy, Inc. *	3,630	174,421
Clean Energy Fuels Corp. *(a)	20,436	268,529
Cloud Peak Energy, Inc. *	24,071	423,409
Comstock Resources, Inc. *	18,906	311,760
Contango Oil & Gas Co. *	5,265	292,365
Crosstex Energy, Inc.	18,581	230,404
CVR Energy, Inc. *	6,669	198,870
Dawson Geophysical Co. *	3,267	69,489
Delek US Holdings, Inc.	7,722	202,780
Dresser-Rand Group, Inc. *	30,537	1,545,783
Dril-Quip, Inc. *	14,742	1,032,530
Emerald Oil, Inc. *	21,792	27,022
Endeavour International Corp. *(a)	21,411	180,923
Energy Partners Ltd. *	11,430	196,825
EXCO Resources, Inc. (a)	60,327	413,240
Exterran Holdings, Inc. *	25,524	469,386
Forest Oil Corp. *	46,639	345,595
Forum Energy Technologies, Inc. *	6,090	144,150
FX Energy, Inc. *	20,825	159,311
Gastar Exploration Ltd. *	23,607	37,771
Gevo, Inc. *(a)	14,040	49,702
Global Geophysical Services, Inc. *	8,581	39,387
GMX Resources, Inc. *(a)	23,868	18,856
Goodrich Petroleum Corp. *(a)	10,800	137,160
Green Plains Renewable Energy, Inc. *	10,881	50,053
Gulf Island Fabrication, Inc.	4,923	128,096
Gulfmark Offshore, Inc., Class A *	10,536	369,603
Gulfport Energy Corp. *	18,122	476,609
Hallador Energy Co. (a)	2,216	17,019
Harvest Natural Resources, Inc. *(a)	17,550	149,702
Helix Energy Solutions Group, Inc. *	41,769	735,970
Hercules Offshore, Inc. *	62,127	255,342
Hornbeck Offshore Services, Inc. *	12,858	499,405
Houston American Energy Corp. *(a)	7,020	6,318
Hyperdynamics Corp. *(a)	61,776	43,243
ION Geophysical Corp. *	47,214	308,307
Isramco, Inc. *(a)	426	43,708
James River Coal Co. *(a)	14,040	40,014
Key Energy Services, Inc. *	59,837	473,311
KiOR, Inc., Class A *(a)	1,615	12,355
Kodiak Oil & Gas Corp. *	104,949	938,244
Laredo Petroleum Holdings, Inc. *	6,897	150,079
Lufkin Industries, Inc.	13,313	697,867
Magnum Hunter Resources Corp. *(a)	65,963	283,641
Matador Resources Co. *	5,746	58,494
Matrix Service Co. *	10,271	119,760
McMoRan Exploration Co. *(a)	42,750	539,932
Midstates Petroleum Co., Inc. *	11,934	97,262
Newpark Resources, Inc. *	36,318	249,868
Northern Oil and Gas, Inc. *	24,921	407,209
Oasis Petroleum, Inc. *	27,820	815,961
Overseas Shipholding Group, Inc. (a)	11,019	66,224
OYO Geospace Corp. *	2,516	230,440
Parker Drilling Co. *	46,851	193,963
PDC Energy, Inc. *	11,806	328,561
Penn Virginia Corp.	18,355	112,149

See financial notes 91

 Schwab U.S. Small-Cap ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
PetroQuest Energy, Inc. *	27,729	176,634
PHI, Inc. *	5,447	150,065
Pioneer Energy Services Corp. *	24,366	187,618
Quicksilver Resources, Inc. *(a)	47,796	162,506
Renewable Energy Group, Inc. *	3,226	17,162
Rentech, Inc. *	88,620	194,964
Resolute Energy Corp. *	20,103	181,731
Rex Energy Corp. *	17,145	212,427
Rosetta Resources, Inc. *	21,060	904,316
RPC, Inc. (a)	28,999	355,238
Sanchez Energy Corp. *	5,265	100,456
SEACOR Holdings, Inc. *	8,424	724,548
SemGroup Corp., Class A *	14,648	520,590
Ship Finance International Ltd. (a)	16,938	273,379
Solazyme, Inc. *(a)	13,738	164,719
Stone Energy Corp. *	19,451	457,682
Swift Energy Co. *	16,859	328,582
Targa Resources Corp.	12,923	585,024
Teekay Corp.	15,968	472,333
Tesco Corp. *	13,074	132,832
Tesoro Corp.	56,511	2,245,747
TETRA Technologies, Inc. *	29,939	191,909
Unit Corp. *	19,052	757,889
USEC, Inc. *(a)	48,458	30,044
VAALCO Energy, Inc. *	22,519	166,866
Venoco, Inc. *	12,636	141,270
W&T Offshore, Inc.	14,403	248,596
Warren Resources, Inc. *	28,191	82,036
Western Refining, Inc.	21,916	612,991
Willbros Group, Inc. *	19,608	96,079
World Fuel Services Corp.	28,782	1,070,978

		34,143,208

Food & Staples Retailing 0.9%
Arden Group, Inc., Class A	520	46,935
Casey’s General Stores, Inc.	15,093	853,509
Chefs’ Warehouse, Inc. *	4,265	65,553
Harris Teeter Supermarkets, Inc.	17,067	666,808
Ingles Markets, Inc., Class A	4,780	76,337
Nash Finch Co.	4,946	97,387
Natural Grocers by Vitamin Cottage, Inc. *	1,404	30,158
PriceSmart, Inc.	7,371	539,115
Rite Aid Corp. *	240,085	285,701
Roundy’s, Inc. (a)	7,546	56,520
Spartan Stores, Inc.	9,075	138,938
SUPERVALU, Inc. (a)	84,990	202,276
Susser Holdings Corp. *	6,255	212,795
The Andersons, Inc.	7,302	293,321
The Fresh Market, Inc. *	12,636	729,350
The Pantry, Inc. *	9,100	127,582
United Natural Foods, Inc. *	19,305	1,109,651
Village Super Market, Inc., Class A	2,457	81,892
Weis Markets, Inc.	4,445	187,357

		5,801,185

Food, Beverage & Tobacco 1.8%
Alico, Inc.	1,522	48,141
Alliance One International, Inc. *	34,568	100,247
Annie’s, Inc. *	1,937	80,482
B&G Foods, Inc.	19,021	556,745
Cal-Maine Foods, Inc.	5,178	208,052
Calavo Growers, Inc.	5,967	157,768
Central European Distribution Corp. *(a)	31,247	85,304
Chiquita Brands International, Inc. *	18,289	109,734
Coca-Cola Bottling Co. Consolidated	1,854	127,259
Darling International, Inc. *	46,166	767,279
Dean Foods Co. *	74,763	1,227,608
Diamond Foods, Inc. (a)	8,654	170,224
Dole Food Co., Inc. *(a)	14,646	188,641
Flowers Foods, Inc.	55,809	1,152,456
Fresh Del Monte Produce, Inc.	15,254	376,774
Harbinger Group, Inc. *	3,805	31,810
J&J Snack Foods Corp.	5,547	316,734
Lancaster Colony Corp.	7,871	570,175
Limoneira Co. (a)	3,661	64,910
National Beverage Corp. *	4,088	60,829
Pilgrim’s Pride Corp. *	22,764	121,104
Post Holdings, Inc. *	10,861	324,201
Sanderson Farms, Inc.	8,105	356,782
Seneca Foods Corp., Class A *	4,081	116,757
Smart Balance, Inc. *	23,166	268,494
Snyders-Lance, Inc.	25,974	607,532
Star Scientific, Inc. *(a)	52,563	197,637
The Boston Beer Co., Inc., Class A *(a)	3,539	364,623
The Hain Celestial Group, Inc. *	15,444	1,065,482
Tootsie Roll Industries, Inc. (a)	11,606	294,444
TreeHouse Foods, Inc. *	14,742	765,847
Universal Corp.	9,308	441,478
Vector Group Ltd. (a)	20,829	354,301

		11,679,854

Health Care Equipment & Services 7.0%
Abaxis, Inc. *	8,714	326,514
ABIOMED, Inc. *	13,227	295,359
Accretive Health, Inc. *(a)	18,324	217,872
Accuray, Inc. *	29,835	182,889
Air Methods Corp. *	4,563	531,772
Alere, Inc. *	31,857	598,274
Align Technology, Inc. *	25,623	869,901
Allscripts Healthcare Solutions, Inc. *	73,992	776,916
Almost Family, Inc. *	3,468	76,573
Alphatec Holdings, Inc. *	22,155	36,777
Amedisys, Inc. *	11,704	164,792
AMERIGROUP Corp. *	19,305	1,755,211
AMN Healthcare Services, Inc. *	16,061	134,912
AmSurg Corp. *	12,557	369,301
Analogic Corp.	4,914	341,572
AngioDynamics, Inc. *	9,930	113,599
ArthroCare Corp. *	10,896	322,304
Assisted Living Concepts, Inc., Class A	8,119	63,247
athenahealth, Inc. *	14,391	1,271,733
Atrion Corp.	702	152,446
Bio-Reference Labs, Inc. *	9,711	253,651
BioScrip, Inc. *	23,043	195,866
Brookdale Senior Living, Inc. *	40,187	873,264
Cantel Medical Corp.	9,828	253,169

92 See financial notes

 Schwab U.S. Small-Cap ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Centene Corp. *	21,060	855,247
Chemed Corp.	8,073	533,060
Community Health Systems, Inc. *	37,908	1,025,032
Computer Programs & Systems, Inc.	4,389	221,864
Conceptus, Inc. *	10,059	191,222
CONMED Corp.	11,259	304,218
CorVel Corp. *	2,638	115,544
Cross Country Healthcare, Inc. *	12,711	51,480
CryoLife, Inc. *	11,070	59,778
Cyberonics, Inc. *	11,232	560,814
Dexcom, Inc. *	26,621	354,059
Emeritus Corp. *	11,934	238,919
Endologix, Inc. *	20,697	247,743
ePocrates, Inc. *	6,058	54,037
ExamWorks Group, Inc. *	13,659	171,967
Gentiva Health Services, Inc. *	12,044	132,243
Globus Medical, Inc., Class A *	3,159	50,291
Greatbatch, Inc. *	9,455	218,883
Greenway Medical Technologies *	2,866	43,162
Haemonetics Corp. *	9,916	730,512
Hanger, Inc. *	13,318	381,028
Health Management Associates, Inc., Class A *	101,545	777,835
Health Net, Inc. *	34,398	799,754
HEALTHSOUTH Corp. *	37,822	866,124
HealthStream, Inc. *	8,424	239,410
Healthways, Inc. *	13,338	139,782
Hill-Rom Holdings, Inc.	24,837	688,730
HMS Holdings Corp. *	34,398	1,185,355
ICU Medical, Inc. *	4,741	263,126
Insulet Corp. *	16,199	339,693
Integra LifeSciences Holdings Corp. *	8,092	318,339
Invacare Corp.	12,560	172,574
IPC The Hospitalist Co. *	6,534	288,737
IRIS International, Inc. *	7,101	90,183
Kindred Healthcare, Inc. *	20,977	234,103
Landauer, Inc.	3,708	217,437
LHC Group, Inc. *	6,343	110,368
LifePoint Hospitals, Inc. *	19,114	772,588
Magellan Health Services, Inc. *	10,780	534,796
MAKO Surgical Corp. *(a)	14,887	245,338
Masimo Corp. *	20,742	457,983
MedAssets, Inc. *	21,533	367,568
MedCath Corp. *	8,092	64,493
Medidata Solutions, Inc. *	9,985	350,274
MEDNAX, Inc. *	19,656	1,361,768
Merge Healthcare, Inc. *	23,351	73,789
Meridian Bioscience, Inc.	16,252	287,335
Merit Medical Systems, Inc. *	16,748	238,659
Metropolitan Health Networks, Inc. *	15,919	127,989
Molina Healthcare, Inc. *	12,000	290,880
MWI Veterinary Supply, Inc. *	5,055	509,645
National Healthcare Corp.	4,356	194,670
Natus Medical, Inc. *	11,583	135,637
Navidea Biopharmaceuticals, Inc. *(a)	34,019	123,829
Neogen Corp. *	9,248	361,042
NuVasive, Inc. *	17,550	369,954
NxStage Medical, Inc. *	19,920	253,980
Omnicell, Inc. *	12,950	185,962
OraSure Technologies, Inc. *	21,762	211,309
Orthofix International N.V. *	7,295	308,724
Owens & Minor, Inc.	25,305	708,287
Palomar Medical Technologies, Inc. *	7,117	62,274
PharMerica Corp. *	11,781	148,441
PSS World Medical, Inc. *	20,328	438,882
Quality Systems, Inc.	14,842	262,258
Quidel Corp. *	11,633	188,920
RTI Biologics, Inc. *	21,811	83,318
Select Medical Holdings Corp. *	19,305	199,807
Sirona Dental Systems, Inc. *	22,815	1,212,389
Skilled Healthcare Group, Inc., Class A *	9,583	54,815
Staar Surgical Co. *	10,758	70,465
STERIS Corp.	21,025	719,896
Sun Healthcare Group, Inc. *	10,164	85,886
Sunrise Senior Living, Inc. *(a)	21,819	313,757
SurModics, Inc. *	6,357	118,494
Symmetry Medical, Inc. *	14,261	132,770
Team Health Holdings, Inc. *	15,444	440,926
Teleflex, Inc.	16,497	1,089,297
Tenet Healthcare Corp. *	171,639	890,806
The Cooper Cos., Inc.	18,954	1,589,293
The Ensign Group, Inc.	6,897	203,048
Thoratec Corp. *	24,219	820,782
Triple-S Management Corp., Class B *	8,203	167,669
Unilife Corp. *(a)	27,534	82,327
Universal American Corp. *	18,331	165,896
Vanguard Health Systems, Inc. *	15,795	154,001
VCA Antech, Inc. *	34,124	659,958
Vocera Communications, Inc. *	2,270	63,923
Volcano Corp. *	20,833	589,157
WellCare Health Plans, Inc. *	17,550	994,910
West Pharmaceutical Services, Inc.	13,459	637,284
Wright Medical Group, Inc. *	15,639	323,727
Zeltiq Aesthetics, Inc. *(a)	2,541	13,467

		44,965,909

Household & Personal Products 0.5%
Central Garden & Pet Co., Class A *	19,457	229,593
Elizabeth Arden, Inc. *	10,811	503,144
Inter Parfums, Inc.	6,897	114,490
Medifast, Inc. *	5,942	165,722
Nature’s Sunshine Products, Inc.	4,035	63,632
Nu Skin Enterprises, Inc., Class A	23,868	990,283
Prestige Brands Holdings, Inc., Class A *	21,411	343,861
Revlon, Inc., Class A *	4,814	63,882
Spectrum Brands Holdings, Inc.	9,885	364,065
USANA Health Sciences, Inc. *(a)	3,041	137,909
WD-40 Co.	6,019	293,787

		3,270,368

Insurance 3.0%
American Equity Investment Life Holding Co.	23,442	270,990
American National Insurance Co.	5,688	402,085
AMERISAFE, Inc. *	7,495	188,424
AmTrust Financial Services, Inc.	10,585	275,959

See financial notes 93

 Schwab U.S. Small-Cap ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Argo Group International Holdings Ltd.	12,218	361,164
Arthur J. Gallagher & Co.	47,736	1,705,130
Aspen Insurance Holdings Ltd.	29,133	847,188
Baldwin & Lyons, Inc., Class B	3,654	82,288
Citizens, Inc. *	15,472	151,161
CNO Financial Group, Inc.	86,906	773,463
Crawford & Co., Class B	10,362	46,318
Donegal Group, Inc., Class A	3,709	53,150
eHealth, Inc. *	9,126	150,944
EMC Insurance Group, Inc.	2,054	40,341
Employers Holdings, Inc.	12,503	227,930
Endurance Specialty Holdings Ltd.	17,901	676,837
Enstar Group Ltd. *	3,995	369,378
FBL Financial Group, Inc., Class A	4,594	152,153
First American Financial Corp.	43,524	838,707
Flagstone Reinsurance Holdings S.A.	21,792	186,104
Global Indemnity plc *	5,729	115,554
Greenlight Capital Re Ltd., Class A *	12,002	291,409
Hanover Insurance Group, Inc.	18,036	643,705
Hilltop Holdings, Inc. *	16,466	184,419
Horace Mann Educators Corp.	16,050	281,998
Infinity Property & Casualty Corp.	4,696	263,446
Kansas City Life Insurance Co.	1,604	56,717
Kemper Corp.	17,562	537,397
Maiden Holdings Ltd.	25,059	230,042
MBIA, Inc. *(a)	63,180	687,398
Meadowbrook Insurance Group, Inc.	20,262	153,789
Mercury General Corp.	10,533	403,309
Montpelier Re Holdings Ltd.	22,903	493,789
National Financial Partners Corp. *	16,497	243,166
National Interstate Corp.	2,813	69,903
National Western Life Insurance Co., Class A	843	116,680
OneBeacon Insurance Group Ltd., Class A	9,077	117,184
Platinum Underwriters Holdings Ltd.	13,764	546,981
Presidential Life Corp.	10,881	151,681
Primerica, Inc.	15,657	456,558
ProAssurance Corp.	11,934	1,064,871
Protective Life Corp.	33,345	941,996
RLI Corp.	7,020	444,787
Safety Insurance Group, Inc.	5,808	263,044
Seabright Holdings, Inc.	8,194	89,970
Selective Insurance Group, Inc.	21,411	383,899
StanCorp Financial Group, Inc.	17,681	552,001
State Auto Financial Corp.	5,556	78,062
Stewart Information Services Corp.	7,169	141,731
Symetra Financial Corp.	31,240	381,753
The Navigators Group, Inc. *	4,595	223,133
The Phoenix Cos., Inc. *	2,200	67,843
Tower Group, Inc.	14,288	266,328
United Fire Group, Inc.	8,806	194,965
Universal Insurance Holdings, Inc.	10,056	35,196

		18,974,418

Materials 5.3%
A. Schulman, Inc.	11,666	283,367
A.M. Castle & Co. *	7,441	96,956
AK Steel Holding Corp. (a)	42,966	224,283
AMCOL International Corp.	10,517	316,246
American Vanguard Corp.	9,706	285,551
Balchem Corp.	11,451	417,732
Boise, Inc.	39,567	297,940
Buckeye Technologies, Inc.	15,616	473,477
Cabot Corp.	23,336	812,793
Calgon Carbon Corp. *	22,047	300,942
Carpenter Technology Corp.	18,954	895,766
Century Aluminum Co. *	24,921	155,258
Chemtura Corp. *	39,099	646,306
Clearwater Paper Corp. *	9,131	344,421
Coeur d’Alene Mines Corp. *	35,588	818,168
Commercial Metals Co.	45,861	584,269
Compass Minerals International, Inc.	13,338	957,935
Cytec Industries, Inc.	18,603	1,273,747
Deltic Timber Corp.	5,265	322,955
Domtar Corp.	14,742	1,067,911
Eagle Materials, Inc.	17,822	760,108
Ferro Corp. *	34,503	113,170
Flotek Industries, Inc. *	19,756	233,713
FutureFuel Corp.	5,531	57,080
General Moly, Inc. *(a)	25,920	70,243
Georgia Gulf Corp.	14,391	570,459
Globe Specialty Metals, Inc.	21,132	308,316
Graphic Packaging Holding Co. *	51,207	286,247
Greif, Inc., Class A	16,497	734,117
H.B. Fuller Co.	19,612	596,401
Hawkins, Inc.	3,398	131,231
Haynes International, Inc.	4,914	239,558
Headwaters, Inc. *	24,333	161,814
Hecla Mining Co.	110,831	599,596
Horsehead Holding Corp. *	17,199	152,039
Innophos Holdings, Inc.	9,126	431,569
Intrepid Potash, Inc. *	20,718	464,705
Kaiser Aluminum Corp.	6,669	372,464
KapStone Paper and Packaging Corp. *	16,935	339,208
Koppers Holdings, Inc.	8,177	265,017
Kraton Performance Polymers, Inc. *	12,660	271,557
Kronos Worldwide, Inc. (a)	7,995	135,675
Louisiana-Pacific Corp. *	54,405	730,115
LSB Industries, Inc. *	7,286	274,682
Materion Corp.	8,096	171,959
McEwen Mining, Inc. *	81,365	322,205
Metals USA Holdings Corp. *	5,229	72,108
Minerals Technologies, Inc.	7,371	499,828
Myers Industries, Inc.	13,243	195,996
Neenah Paper, Inc.	7,020	195,928
NewMarket Corp.	3,751	923,196
NL Industries, Inc.	3,042	35,470
Noranda Aluminium Holding Corp.	12,636	75,311
Olin Corp.	28,318	606,855
Olympic Steel, Inc.	4,032	63,544
OM Group, Inc. *	12,901	237,894
Omnova Solutions, Inc. *	18,156	141,435
P.H. Glatfelter Co.	18,603	312,530
Packaging Corp. of America	40,365	1,292,487
PolyOne Corp.	36,028	568,522
Quaker Chemical Corp.	5,083	239,155
Resolute Forest Products *(a)	29,170	366,667
RPM International, Inc.	53,352	1,462,378
RTI International Metals, Inc. *	11,814	256,246

94 See financial notes

 Schwab U.S. Small-Cap ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Schnitzer Steel Industries, Inc., Class A	9,447	260,926
Schweitzer-Mauduit International, Inc.	12,636	407,890
Sensient Technologies Corp.	19,841	711,300
Silgan Holdings, Inc.	19,305	809,459
Spartech Corp. *	11,716	59,283
Stepan Co.	3,159	301,748
Stillwater Mining Co. *	45,762	481,874
STR Holdings, Inc. *(a)	16,497	52,625
SunCoke Energy, Inc. *	27,963	442,375
Texas Industries, Inc. (a)	9,828	382,899
TPC Group, Inc. *	5,811	238,425
United States Lime & Minerals, Inc. *	761	33,484
US Antimony Corp. *(a)	16,670	43,342
US Silica Holdings, Inc. *(a)	5,026	59,809
W.R. Grace & Co. *	24,921	1,439,437
Wausau Paper Corp.	19,440	174,571
Westlake Chemical Corp.	7,774	534,696
Worthington Industries, Inc.	21,295	445,066
Zep, Inc.	8,808	127,452
Zoltek Cos., Inc. *	11,065	94,384

		34,015,866

Media 1.5%
Arbitron, Inc.	11,232	395,030
Ascent Capital Group, Inc., Class A *	5,714	294,557
Belo Corp., Class A	37,044	270,421
Cinemark Holdings, Inc.	39,222	918,579
Crown Media Holdings, Inc., Class A *(a)	13,106	22,542
Cumulus Media, Inc. *	21,316	59,045
Digital Domain Media Group, Inc. *(a)	2,904	6,011
Digital Generation, Inc. *	9,522	106,170
Dolan Co. *	10,898	38,688
DreamWorks Animation SKG, Inc., Class A *(a)	27,090	459,717
Entercom Communications Corp., Class A *	10,533	66,674
Entravision Communications Corp., Class A	20,102	22,916
Fisher Communications, Inc. *	2,406	85,798
Harte-Hanks, Inc.	17,676	123,025
Journal Communications, Inc., Class A *	16,555	88,735
Lamar Advertising Co., Class A *	23,168	767,324
LIN TV Corp., Class A *	12,891	52,209
Live Nation Entertainment, Inc. *	63,859	544,079
Martha Stewart Living Omnimedia, Class A	11,259	33,327
Meredith Corp. (a)	14,454	470,622
Morningstar, Inc.	10,262	609,666
National CineMedia, Inc.	21,992	318,884
Pandora Media, Inc. *(a)	25,726	308,455
ReachLocal, Inc. *	3,702	46,534
Regal Entertainment Group, Class A (a)	30,768	427,675
Scholastic Corp.	9,801	299,421
Sinclair Broadcast Group, Inc.	19,318	223,316
The E.W. Scripps Co., Class A *	12,636	131,035
The Madison Square Garden Co., Class A *	24,219	1,022,284
The McClatchy Co., Class A *(a)	20,334	31,721
The New York Times Co., Class A *	50,895	467,725
Valassis Communications, Inc. *(a)	18,252	457,578
World Wrestling Entertainment, Inc., Class A (a)	10,897	96,765

		9,266,528

Pharmaceuticals, Biotechnology & Life Sciences 5.9%
Achillion Pharmaceuticals, Inc. *	18,410	129,422
Acorda Therapeutics, Inc. *	15,662	357,877
Aegerion Pharmaceuticals, Inc. *	8,424	117,262
Affymax, Inc. *	14,113	249,659
Affymetrix, Inc. *	24,932	94,991
Akorn, Inc. *	25,894	358,373
Alkermes plc *	38,674	709,668
Allos Therapeutics, Inc. *(a)	21,429	38,786
Alnylam Pharmaceuticals, Inc. *	17,793	325,434
AMAG Pharmaceuticals, Inc. *	8,327	123,156
Arena Pharmaceuticals, Inc. *(a)	77,494	700,546
ARIAD Pharmaceuticals, Inc. *	67,392	1,385,580
Arqule, Inc. *	24,137	126,478
Array BioPharma, Inc. *	31,864	176,527
Auxilium Pharmaceuticals, Inc. *	19,066	444,238
AVANIR Pharmaceuticals, Inc. *(a)	53,737	178,407
AVEO Pharmaceuticals, Inc. *(a)	17,125	164,229
Bio-Rad Laboratories, Inc., Class A *	8,073	810,368
BioCryst Pharmaceuticals, Inc. *	15,466	67,586
BioMarin Pharmaceutical, Inc. *	45,981	1,716,931
Bruker Corp. *	36,864	446,423
Cadence Pharmaceuticals, Inc. *(a)	30,537	120,316
Cell Therapeutics, Inc. *(a)	76,284	33,184
Cepheid, Inc. *	26,046	982,976
Charles River Laboratories International, Inc. *	19,621	712,635
ChemoCentryx, Inc. *	1,786	18,753
Clovis Oncology, Inc. *(a)	6,920	121,031
Codexis, Inc. *	6,555	14,880
Cubist Pharmaceuticals, Inc. *	25,974	1,199,999
Curis, Inc. *(a)	30,384	133,690
Cytori Therapeutics, Inc. *(a)	20,697	65,196
Dendreon Corp. *(a)	61,042	274,079
Depomed, Inc. *	20,130	106,488
Dyax Corp. *	39,222	88,642
Dynavax Technologies Corp. *	57,285	223,984
Emergent Biosolutions, Inc. *	9,258	136,370
Endocyte, Inc. *(a)	12,348	118,417
Enzo Biochem, Inc. *	12,938	24,323
Enzon Pharmaceuticals, Inc. *	14,611	98,770
Exact Sciences Corp. *	22,648	224,895
Exelixis, Inc. *(a)	62,127	275,223
Fluidigm Corp. *	6,415	100,331
Genomic Health, Inc. *	7,988	275,266
Geron Corp. *	52,665	145,355
Halozyme Therapeutics, Inc. *	36,842	213,684
Hi-Tech Pharmacal Co., Inc. *	3,993	142,510
Idenix Pharmaceuticals, Inc. *	40,210	227,186
ImmunoGen, Inc. *	30,409	437,586
Immunomedics, Inc. *	26,564	89,521
Impax Laboratories, Inc. *	27,729	656,345

See financial notes 95

 Schwab U.S. Small-Cap ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Incyte Corp. *(a)	39,087	782,131
InterMune, Inc. *	26,148	192,711
Ironwood Pharmaceuticals, Inc. *	29,672	371,790
Isis Pharmaceuticals, Inc. *	37,770	514,050
Jazz Pharmaceuticals plc *	13,385	609,151
Lexicon Pharmaceuticals, Inc. *	97,206	217,741
Luminex Corp. *	16,561	320,290
MannKind Corp. *(a)	32,775	88,492
MAP Pharmaceuticals, Inc. *	10,042	134,964
Medicis Pharmaceutical Corp., Class A	23,608	745,068
Medivation, Inc. *	14,742	1,545,846
Merrimack Pharmaceuticals, Inc. *(a)	8,775	69,849
Metabolix, Inc. *(a)	12,402	20,711
Momenta Pharmaceuticals, Inc. *	17,905	252,640
Myriad Genetics, Inc. *	35,100	877,149
Nektar Therapeutics *(a)	45,546	390,785
Neurocrine Biosciences, Inc. *	25,785	190,293
Novavax, Inc. *	39,222	80,013
NPS Pharmaceuticals, Inc. *	33,976	258,897
Obagi Medical Products, Inc. *	7,512	100,360
Oncothyreon, Inc. *(a)	23,868	126,262
Onyx Pharmaceuticals, Inc. *	25,623	1,842,806
Opko Health, Inc. *(a)	61,740	274,126
Optimer Pharmaceuticals, Inc. *(a)	16,497	247,950
Osiris Therapeutics, Inc. *(a)	9,126	82,590
Pacific Biosciences of California, Inc. *(a)	17,199	33,882
Pain Therapeutics, Inc. *	17,550	69,849
Par Pharmaceutical Cos., Inc. *	15,093	751,631
PAREXEL International Corp. *	23,772	684,396
PDL BioPharma, Inc.	55,932	411,660
Pharmacyclics, Inc. *	21,411	1,432,824
POZEN, Inc. *	12,636	82,260
Progenics Pharmaceuticals, Inc. *	15,093	61,579
Questcor Pharmaceuticals, Inc. *(a)	23,868	1,036,826
Rigel Pharmaceuticals, Inc. *	27,873	259,776
Sagent Pharmaceuticals, Inc. *	5,808	83,984
Salix Pharmaceuticals Ltd. *	21,762	956,658
Sangamo BioSciences, Inc. *(a)	20,709	111,207
Santarus, Inc. *	21,452	132,573
Savient Pharmaceuticals, Inc. *(a)	25,422	33,557
Seattle Genetics, Inc. *(a)	41,418	1,099,234
Sequenom, Inc. *(a)	45,036	165,282
SIGA Technologies, Inc. *(a)	14,526	42,997
Spectrum Pharmaceuticals, Inc. *(a)	22,815	272,867
Sucampo Pharmaceuticals, Inc., Class A *	5,082	24,241
Synageva BioPharma Corp. *	3,985	199,091
Synergy Pharmaceuticals, Inc. *(a)	17,550	86,872
Targacept, Inc. *	11,118	50,031
TESARO, Inc. *	1,755	21,727
The Medicines Co. *	21,762	559,066
Theravance, Inc. *	28,137	750,414
Vanda Pharmaceuticals, Inc. *	11,662	51,196
ViroPharma, Inc. *	28,000	744,800
VIVUS, Inc. *	40,365	865,829
XenoPort, Inc. *	20,007	186,465
ZIOPHARM Oncology, Inc. *(a)	27,600	137,172

		37,720,187

Real Estate 10.4%
Acadia Realty Trust	18,603	463,215
Alexander & Baldwin, Inc. *	16,679	494,032
Alexander’s, Inc.	1,089	489,658
American Assets Trust, Inc.	13,564	369,755
American Campus Communities, Inc.	36,153	1,685,453
American Capital Mortgage Investment Corp.	12,893	318,844
American Realty Capital Trust, Inc.	65,988	778,658
AmREIT, Inc., Class B	702	10,179
Anworth Mortgage Asset Corp.	57,915	397,297
Apartment Investment & Management Co., Class A	48,087	1,273,344
ARMOUR Residential REIT, Inc.	109,161	814,341
Ashford Hospitality Trust	26,898	222,715
Associated Estates Realty Corp.	20,358	309,645
AV Homes, Inc. *	3,906	57,574
BioMed Realty Trust, Inc.	62,829	1,164,221
Brandywine Realty Trust	56,834	693,375
Campus Crest Communities, Inc.	15,093	163,004
CapLease, Inc.	26,325	128,993
Capstead Mortgage Corp.	37,120	532,301
CBL & Associates Properties, Inc.	60,723	1,297,651
Cedar Realty Trust, Inc.	21,429	117,645
Chesapeake Lodging Trust	12,718	236,936
Colonial Properties Trust	34,616	758,783
Colony Financial, Inc.	13,074	251,152
CommonWealth REIT	33,203	497,049
Coresite Realty Corp.	9,477	257,680
Corporate Office Properties Trust	28,546	638,289
Cousins Properties, Inc.	33,777	269,878
CreXus Investment Corp.	26,874	276,265
CubeSmart	44,928	579,571
DCT Industrial Trust, Inc.	97,521	616,333
DiamondRock Hospitality Co.	74,412	715,843
Douglas Emmett, Inc.	56,862	1,364,119
Duke Realty Corp.	108,108	1,567,566
DuPont Fabros Technology, Inc.	25,974	715,843
EastGroup Properties, Inc.	11,211	600,910
Education Realty Trust, Inc.	43,875	507,195
Entertainment Properties Trust	18,519	844,281
Equity Lifestyle Properties, Inc.	16,497	1,134,334
Equity One, Inc.	24,454	518,425
Excel Trust, Inc.	13,363	156,882
Extra Space Storage, Inc.	42,120	1,436,713
FelCor Lodging Trust, Inc. *	49,755	230,863
First Industrial Realty Trust, Inc. *	31,962	412,310
First Potomac Realty Trust	19,820	253,894
Forest City Enterprises, Inc., Class A *	52,319	788,971
Forestar Group, Inc. *	13,689	196,985
Franklin Street Properties Corp.	29,218	324,904
Getty Realty Corp. (a)	11,462	205,284
Glimcher Realty Trust	55,279	579,324
Government Properties Income Trust	14,650	330,943
Hatteras Financial Corp.	40,014	1,160,006
Healthcare Realty Trust, Inc.	30,888	749,343
Healthcare Trust of America, Inc.	22,850	214,790
Hersha Hospitality Trust	69,770	347,455
Highwoods Properties, Inc.	30,186	984,365

96 See financial notes

 Schwab U.S. Small-Cap ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Home Properties, Inc.	19,656	1,255,036
Hospitality Properties Trust	50,544	1,216,594
Hudson Pacific Properties, Inc.	9,250	164,095
Inland Real Estate Corp.	31,076	254,823
Invesco Mortgage Capital	45,803	938,503
Investors Real Estate Trust	34,175	285,361
iStar Financial, Inc. *	30,522	219,148
Kennedy-Wilson Holdings, Inc.	18,061	249,964
Kilroy Realty Corp.	27,729	1,309,086
Kite Realty Group Trust	23,970	123,206
LaSalle Hotel Properties	33,776	920,396
Lexington Realty Trust	53,909	505,666
LTC Properties, Inc.	12,030	405,892
Mack-Cali Realty Corp.	35,451	946,542
Medical Properties Trust, Inc.	53,733	553,987
MFA Financial, Inc.	146,016	1,195,871
Mid-America Apartment Communities, Inc.	16,497	1,121,796
Monmouth Real Estate Investment Corp.	14,646	163,596
National Health Investors, Inc.	9,300	485,832
National Retail Properties, Inc.	38,031	1,181,243
NorthStar Realty Finance Corp.	53,001	311,116
OMEGA Healthcare Investors, Inc.	43,524	1,045,446
Parkway Properties, Inc.	8,775	101,878
Pebblebrook Hotel Trust	20,822	492,024
Pennsylvania REIT	22,155	348,277
Pennymac Mortgage Investment Trust	16,306	351,231
Post Properties, Inc.	21,142	1,079,299
Potlatch Corp.	15,860	571,912
PS Business Parks, Inc.	7,437	506,980
Ramco-Gershenson Properties Trust	17,504	226,852
Redwood Trust, Inc.	28,215	404,321
Resource Capital Corp.	34,398	205,700
Retail Opportunity Investments Corp.	22,113	277,960
Retail Properties of America, Inc., Class A	12,636	141,776
RLJ Lodging Trust	25,324	451,780
Rouse Properties, Inc. (a)	9,015	125,309
Sabra Healthcare REIT, Inc.	14,632	280,495
Saul Centers, Inc.	3,109	134,029
Select Income REIT	3,215	79,764
Senior Housing Properties Trust	65,988	1,459,655
Sovran Self Storage, Inc.	11,523	655,083
Starwood Property Trust, Inc.	47,034	1,107,651
Strategic Hotels & Resorts, Inc. *	64,751	394,981
Summit Hotel Properties, Inc.	11,352	96,719
Sun Communities, Inc.	9,828	450,221
Sunstone Hotel Investors, Inc. *	46,851	488,656
Tanger Factory Outlet Centers	37,206	1,248,261
Taubman Centers, Inc.	23,166	1,853,743
Tejon Ranch Co. *	5,827	162,923
The Howard Hughes Corp. *	10,029	659,808
The St. Joe Co. *(a)	36,405	697,884
Two Harbors Investment Corp.	105,300	1,220,427
Universal Health Realty Income Trust	4,690	202,467
Urstadt Biddle Properties, Class A	8,351	162,844
Walter Investment Management Corp.	12,636	353,682
Washington REIT	26,325	707,089
Weingarten Realty Investors	49,140	1,372,480
Winthrop Realty Trust	10,166	115,486

		66,548,230

Retailing 4.4%
1-800-FLOWERS.COM, Inc., Class A *	9,525	34,242
Aaron’s, Inc.	29,133	870,203
Aeropostale, Inc. *	32,044	446,373
America’s Car-Mart, Inc. *	3,861	176,100
Ann, Inc. *	19,257	685,164
Asbury Automotive Group, Inc. *	13,689	379,048
Ascena Retail Group, Inc. *	50,658	1,003,028
Barnes & Noble, Inc. *(a)	16,416	196,500
bebe stores, Inc.	14,199	77,101
Big 5 Sporting Goods Corp.	7,986	68,041
Big Lots, Inc. *	26,676	812,017
Blue Nile, Inc. *(a)	5,380	201,320
Body Central Corp. *	5,154	45,252
Brown Shoe Co., Inc.	16,497	247,620
Cabela’s, Inc. *	20,007	960,536
CafePress, Inc. *	1,860	17,279
Chico’s FAS, Inc.	68,796	1,302,996
Christopher & Banks Corp.	12,636	31,085
Citi Trends, Inc. *	5,910	68,645
Coldwater Creek, Inc. *	32,688	18,632
Collective Brands, Inc. *	24,342	526,761
Conn’s, Inc. *	6,148	142,388
Core-Mark Holding Co., Inc.	4,535	206,524
Dillard’s, Inc., Class A	13,338	1,001,417
DSW, Inc., Class A	9,833	634,425
Express, Inc. *	29,052	453,502
Five Below, Inc. *(a)	3,861	124,093
Francesca’s Holdings Corp. *	6,171	218,021
Fred’s, Inc., Class A	13,733	183,061
Genesco, Inc. *	9,612	679,088
GNC Holdings, Inc., Class A	30,888	1,199,999
Gordmans Stores, Inc. *	3,390	59,596
Group 1 Automotive, Inc.	9,126	502,021
Haverty Furniture Cos., Inc.	8,084	105,739
hhgregg, Inc. *(a)	8,627	61,165
Hibbett Sports, Inc. *	10,461	607,156
HomeAway, Inc. *(a)	11,723	277,366
Hot Topic, Inc.	16,079	151,947
HSN, Inc.	16,848	758,665
Jos. A. Bank Clothiers, Inc. *	10,896	524,860
Kayak Software Corp. *(a)	1,404	38,329
Kirkland’s, Inc. *	6,483	62,885
Lithia Motors, Inc., Class A	8,908	260,203
Lumber Liquidators Holdings, Inc. *	9,363	436,878
MarineMax, Inc. *	9,284	66,938
Mattress Firm Holding Corp. *(a)	4,958	159,598
Monro Muffler Brake, Inc.	12,127	410,499
New York & Co., Inc. *	10,359	38,639
NutriSystem, Inc.	11,265	115,804
Office Depot, Inc. *	110,775	169,486
OfficeMax, Inc.	36,504	212,088
Orbitz Worldwide, Inc. *	9,075	25,773
Overstock.com, Inc. *(a)	4,748	41,545
Pacific Sunwear Of California, Inc. *(a)	26,511	64,687

See financial notes 97

 Schwab U.S. Small-Cap ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Penske Automotive Group, Inc.	17,495	466,067
PetMed Express, Inc. (a)	7,500	77,100
Pier 1 Imports, Inc.	43,464	803,215
RadioShack Corp. (a)	39,416	95,781
Rent-A-Center, Inc.	24,219	854,446
Rue21, Inc. *	6,318	178,863
Saks, Inc. *(a)	44,458	522,381
Select Comfort Corp. *	22,176	633,568
Shoe Carnival, Inc.	5,821	128,062
Shutterfly, Inc. *	13,338	396,805
Sonic Automotive, Inc., Class A	13,872	247,893
Stage Stores, Inc.	12,078	258,711
Stamps.com, Inc. *	5,835	129,187
Stein Mart, Inc. *	10,338	93,456
Systemax, Inc. *	4,357	50,759
Teavana Holdings, Inc. *	2,790	30,690
The Buckle, Inc. (a)	10,896	496,204
The Cato Corp., Class A	10,975	322,336
The Children’s Place Retail Stores, Inc. *	10,179	579,592
The Finish Line, Inc., Class A	20,572	472,333
The Men’s Wearhouse, Inc.	21,060	665,496
The Pep Boys-Manny, Moe & Jack	20,762	186,650
The Wet Seal, Inc., Class A *	35,918	104,162
Tilly’s, Inc. *	2,972	54,506
Vitamin Shoppe, Inc. *	10,934	586,172
VOXX International Corp. *	7,698	57,735
Williams-Sonoma, Inc.	36,153	1,482,996
Zumiez, Inc. *	8,468	247,181

		28,384,675

Semiconductors & Semiconductor Equipment 3.1%
Advanced Energy Industries, Inc. *	14,309	182,726
Amkor Technology, Inc. *(a)	32,039	150,263
ANADIGICS, Inc. *	26,874	31,443
Applied Micro Circuits Corp. *	24,282	124,081
ATMI, Inc. *	12,453	235,486
Brooks Automation, Inc.	26,220	210,022
Cabot Microelectronics Corp.	10,179	338,655
Cavium, Inc. *	19,222	620,871
CEVA, Inc. *	9,508	153,269
Cirrus Logic, Inc. *	25,879	1,078,378
Cohu, Inc.	8,933	78,610
Cymer, Inc. *	11,583	656,756
Cypress Semiconductor Corp. *	61,740	716,801
Diodes, Inc. *	13,822	255,569
DSP Group, Inc. *	8,111	46,476
Entegris, Inc. *	53,973	474,423
Entropic Communications, Inc. *	34,184	185,619
Exar Corp. *	14,889	113,305
Fairchild Semiconductor International, Inc. *	50,652	735,467
FEI Co.	15,444	829,497
FormFactor, Inc. *	23,166	117,915
GT Advanced Technologies, Inc. *	53,352	309,442
Hittite Microwave Corp. *	11,259	589,634
Inphi Corp. *	9,126	108,417
Integrated Device Technology, Inc. *	56,388	299,984
Intermolecular, Inc. *	5,743	42,498
International Rectifier Corp. *	27,541	479,489
Intersil Corp., Class A	50,270	443,884
IXYS Corp. *	10,005	97,349
Kopin Corp. *	26,874	93,790
Kulicke & Soffa Industries, Inc. *	29,184	330,655
Lattice Semiconductor Corp. *	47,940	186,487
LTX-Credence Corp. *	19,608	111,570
M/A-COM Technology Solutions Holdings, Inc. *	2,457	28,305
MaxLinear, Inc., Class A *	6,743	38,503
MEMC Electronic Materials, Inc. *	91,018	243,928
Micrel, Inc.	22,464	223,292
Microsemi Corp. *	35,451	705,829
MIPS Technologies, Inc. *	18,972	125,974
MKS Instruments, Inc.	20,824	564,539
Monolithic Power Systems, Inc. *	15,093	325,405
Nanometrics, Inc. *	8,354	127,231
OmniVision Technologies, Inc. *	23,494	381,778
Peregrine Semiconductor Corp. *	2,457	39,066
Pericom Semiconductor Corp. *	9,443	75,827
Photronics, Inc. *	23,249	136,472
PMC-Sierra, Inc. *	92,976	543,910
Power Integrations, Inc.	11,132	385,612
Rambus, Inc. *	39,723	170,014
RF Micro Devices, Inc. *	109,707	411,401
Rubicon Technology, Inc. *(a)	7,276	61,264
Rudolph Technologies, Inc. *	12,711	118,721
Semtech Corp. *	25,945	636,171
Sigma Designs, Inc. *	12,484	85,765
Silicon Image, Inc. *	31,428	148,654
Silicon Laboratories, Inc. *	17,022	650,921
Spansion, Inc., Class A *	19,044	217,673
SunPower Corp. *	18,156	81,339
Supertex, Inc. *	4,146	71,684
Teradyne, Inc. *	75,114	1,173,281
Tessera Technologies, Inc.	20,592	314,440
TriQuint Semiconductor, Inc. *	65,432	363,802
Ultratech, Inc. *	10,198	336,330
Veeco Instruments, Inc. *	15,365	527,019
Volterra Semiconductor Corp. *	11,232	267,659

		20,010,640

Software & Services 8.6%
Accelrys, Inc. *	21,871	168,188
ACI Worldwide, Inc. *	15,795	685,187
Actuate Corp. *	18,882	131,985
Acxiom Corp. *	31,070	530,054
Advent Software, Inc. *	12,704	301,847
Ancestry.com, Inc. *(a)	11,039	343,092
Angie’s List, Inc. *	3,267	31,233
AOL, Inc. *	38,259	1,288,181
Ariba, Inc. *	40,365	1,803,912
Aspen Technology, Inc. *	37,359	910,812
Bankrate, Inc. *	17,430	299,447
Bazaarvoice, Inc. *(a)	8,552	126,912
Blackbaud, Inc.	17,708	431,721
Blucora, Inc. *	17,550	270,446
Booz Allen Hamilton Holding Corp.	9,633	176,862
Bottomline Technologies, Inc. *	16,146	362,316
Brightcove, Inc. *	1,985	25,646
BroadSoft, Inc. *	9,828	355,872
CACI International, Inc., Class A *	10,533	562,357
Cadence Design Systems, Inc. *	111,969	1,477,991

98 See financial notes

 Schwab U.S. Small-Cap ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Carbonite, Inc. *(a)	5,764	43,576
Cass Information Systems, Inc.	3,763	150,595
CIBER, Inc. *	25,059	86,955
CommVault Systems, Inc. *	16,191	816,350
Compuware Corp. *	86,841	868,410
comScore, Inc. *	14,040	198,245
Concur Technologies, Inc. *	18,954	1,372,270
Constant Contact, Inc. *	13,689	267,620
Convergys Corp.	40,419	626,899
CoreLogic, Inc. *	43,875	1,079,325
Cornerstone OnDemand, Inc. *	10,896	292,122
CSG Systems International, Inc. *	13,338	282,899
DealerTrack Holdings, Inc. *	16,855	466,715
Deltek, Inc. *	6,973	90,231
Demand Media, Inc. *(a)	13,655	138,598
Demandware, Inc. *(a)	2,188	56,888
Dice Holdings, Inc. *	19,656	156,855
Digital River, Inc. *	14,820	246,901
DST Systems, Inc.	14,040	714,355
E2open, Inc. *	702	8,958
EarthLink, Inc.	42,825	286,071
Ebix, Inc. (a)	13,093	314,101
Echo Global Logistics, Inc. *	5,936	105,127
Eloqua, Inc. *	1,755	24,552
Envestnet, Inc. *	8,851	102,141
Envivio, Inc. *	2,995	7,877
EPAM Systems, Inc. *	3,226	56,455
EPIQ Systems, Inc.	12,285	143,980
Euronet Worldwide, Inc. *	21,060	374,026
ExactTarget, Inc. *(a)	3,861	81,737
Exlservice Holdings, Inc. *	10,881	280,403
Fair Isaac Corp.	13,579	579,959
FalconStor Software, Inc. *	13,461	24,634
FleetCor Technologies, Inc. *	17,655	762,343
Forrester Research, Inc.	5,661	165,754
Fortinet, Inc. *	50,544	1,339,921
Gartner, Inc. *	35,100	1,733,589
Global Cash Access Holdings, Inc. *	19,122	146,666
Guidewire Software, Inc. *	7,236	206,588
Heartland Payment Systems, Inc.	14,370	436,561
iGate Corp. *	12,470	200,892
Imperva, Inc. *	2,808	85,054
Infoblox, Inc. *	2,831	61,687
Interactive Intelligence Group, Inc. *	6,669	197,136
Internap Network Services Corp. *	21,066	151,675
IntraLinks Holdings, Inc. *	14,341	77,728
j2 Global, Inc.	18,224	537,061
Jack Henry & Associates, Inc.	35,100	1,297,296
JDA Software Group, Inc. *	16,791	517,163
Jive Software, Inc. *(a)	6,395	96,501
Kenexa Corp. *	9,454	433,371
Keynote Systems, Inc.	6,019	79,029
KIT Digital, Inc. *(a)	17,067	55,468
Lender Processing Services, Inc.	33,496	940,233
Limelight Networks, Inc. *	24,570	56,757
Lionbridge Technologies, Inc. *	22,971	80,628
Liquidity Services, Inc. *	9,126	478,111
LivePerson, Inc. *	21,060	347,490
LogMeIn, Inc. *	8,788	193,160
Manhattan Associates, Inc. *	8,212	415,363
ManTech International Corp., Class A	8,801	197,142
Marchex, Inc., Class B	9,233	31,300
MAXIMUS, Inc.	13,393	728,445
Mentor Graphics Corp. *	37,475	619,462
MICROS Systems, Inc. *	32,643	1,653,694
MicroStrategy, Inc., Class A *	3,510	440,540
Millennial Media, Inc. *(a)	3,815	43,987
ModusLink Global Solutions, Inc. *	17,247	52,603
MoneyGram International, Inc. *	8,476	135,192
Monotype Imaging Holdings, Inc. *	14,076	212,407
Move, Inc. *	14,243	110,811
NCI, Inc., Class A *	2,808	20,526
Netscout Systems, Inc. *	13,672	324,710
NetSuite, Inc. *	15,031	854,963
NeuStar, Inc., Class A *	26,676	1,002,217
NIC, Inc.	25,393	366,421
OpenTable, Inc. *(a)	8,874	376,701
OPNET Technologies, Inc.	5,808	181,326
Parametric Technology Corp. *	48,438	1,029,308
Pegasystems, Inc.	6,384	172,560
Perficient, Inc. *	14,742	157,887
Progress Software Corp. *	24,610	473,250
Proofpoint, Inc. *(a)	2,424	31,464
PROS Holdings, Inc. *	7,988	138,033
QLIK Technologies, Inc. *	30,805	651,526
Quest Software, Inc. *	22,901	640,083
QuinStreet, Inc. *	11,155	95,598
RealD, Inc. *(a)	16,000	158,560
RealNetworks, Inc. *	9,438	74,938
RealPage, Inc. *(a)	15,147	386,400
Responsys, Inc. *	8,553	82,023
Rosetta Stone, Inc. *	4,814	55,409
Saba Software, Inc. *	10,713	100,702
Sapient Corp. *	43,256	437,318
SciQuest, Inc. *	6,767	114,024
ServiceSource International, Inc. *	16,146	149,512
Solarwinds, Inc. *	23,166	1,271,350
Sourcefire, Inc. *	11,699	607,061
Splunk, Inc. *	6,318	217,339
SS&C Technologies Holdings, Inc. *	13,458	298,498
Synchronoss Technologies, Inc. *	13,689	314,984
Syntel, Inc.	6,093	355,222
Take-Two Interactive Software, Inc. *	35,802	366,971
Tangoe, Inc. *	8,313	134,671
TechTarget *	6,591	37,041
TeleCommunication Systems, Inc., Class A *	19,608	34,510
TeleNav, Inc. *	8,350	50,434
TeleTech Holdings, Inc. *	9,642	159,189
The Active Network, Inc. *	13,723	154,521
The Ultimate Software Group, Inc. *	10,881	1,079,286
TiVo, Inc. *	47,919	435,584
TNS, Inc. *	9,677	141,381
Travelzoo, Inc. *(a)	3,020	68,131
Tyler Technologies, Inc. *	11,792	474,746
Unisys Corp. *	15,774	333,305
United Online, Inc.	35,033	174,464
ValueClick, Inc. *	31,946	519,442
VASCO Data Security International, Inc. *	10,359	97,582
Verint Systems, Inc. *	8,778	251,314
VirnetX Holding Corp. *(a)	16,497	429,087
Virtusa Corp. *	8,349	141,098

See financial notes 99

 Schwab U.S. Small-Cap ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
VistaPrint N.V. *(a)	15,444	557,065
Vocus, Inc. *	8,189	159,030
Web.com Group, Inc. *	12,196	203,063
WebMD Health Corp. *	17,638	263,512
Websense, Inc. *	16,146	248,325
Wright Express Corp. *	15,444	1,016,833
XO Group, Inc. *	9,919	78,757
Yelp, Inc. *(a)	2,851	62,722
Zillow, Inc., ClassA *(a)	4,671	194,360

		54,955,036

Technology Hardware & Equipment 4.8%
Acme Packet, Inc. *	22,168	423,187
ADTRAN, Inc.	25,672	520,885
Aeroflex Holding Corp. *	7,050	50,055
Anaren, Inc. *	6,071	119,659
Anixter International, Inc.	11,934	717,591
Arris Group, Inc. *	47,385	645,858
Aruba Networks, Inc. *	43,467	854,127
Audience, Inc. *	2,124	38,381
Aviat Networks, Inc. *	22,518	51,341
Avid Technology, Inc. *	11,583	106,679
AVX Corp.	20,390	208,794
Bel Fuse, Inc., Class B	4,488	87,426
Benchmark Electronics, Inc. *	22,929	368,010
Black Box Corp.	7,023	182,528
Brightpoint, Inc. *	26,949	241,733
Brocade Communications Systems, Inc. *	179,010	1,038,258
Calix, Inc. *	13,961	74,133
Checkpoint Systems, Inc. *	16,179	129,270
Ciena Corp. *	41,067	561,386
Cognex Corp.	15,354	554,126
Coherent, Inc. *	9,477	446,272
Comtech Telecommunications Corp.	7,456	209,663
Comverse Technology, Inc. *	86,767	520,602
CTS Corp.	13,502	132,995
Daktronics, Inc.	15,444	147,645
Diebold, Inc.	24,921	811,926
Digi International, Inc. *	10,039	103,703
DTS, Inc. *	8,775	196,999
Echelon Corp. *	12,548	41,785
EchoStar Corp., Class A *	16,134	435,779
Electro Rent Corp.	7,085	121,295
Electro Scientific Industries, Inc.	9,814	120,320
Electronics for Imaging, Inc. *	18,584	287,123
Emulex Corp. *	33,932	232,434
Extreme Networks, Inc. *	36,681	130,584
Fabrinet *	7,675	91,947
FARO Technologies, Inc. *	6,669	263,092
Finisar Corp. *	35,580	488,869
Fusion-io, Inc. *(a)	23,868	668,781
Harmonic, Inc. *	45,762	209,132
Imation Corp. *	17,550	100,211
Infinera Corp. *	43,500	247,080
Insight Enterprises, Inc. *	17,414	312,755
InterDigital, Inc.	17,901	604,159
Intermec, Inc. *	19,719	116,736
Intevac, Inc. *	8,512	52,774
InvenSense, Inc. *(a)	13,563	170,623
IPG Photonics Corp. *	13,338	820,154
Itron, Inc. *	16,146	700,091
Ixia *	22,113	328,157
KEMET Corp. *	17,452	81,326
Lexmark International, Inc., Class A (a)	28,208	612,396
Littelfuse, Inc.	9,189	471,304
Loral Space & Communications, Inc.	4,845	355,720
Maxwell Technologies, Inc. *	11,294	85,947
Measurement Specialties, Inc. *	5,636	183,057
Mercury Computer Systems, Inc. *	12,148	118,564
Methode Electronics, Inc.	14,391	135,131
MTS Systems Corp.	6,318	321,018
Multi-Fineline Electronix, Inc. *	3,907	95,722
National Instruments Corp.	38,259	985,552
NeoPhotonics Corp. *	6,300	34,965
NETGEAR, Inc. *	14,878	544,088
Newport Corp. *	14,870	184,834
Novatel Wireless, Inc. *	12,725	25,832
Oclaro, Inc. *(a)	41,067	105,542
OCZ Technology Group, Inc. *(a)	26,102	147,737
Oplink Communications, Inc. *	7,597	122,084
OSI Systems, Inc. *	7,797	577,758
Park Electrochemical Corp.	7,460	193,811
Plantronics, Inc.	17,058	608,288
Plexus Corp. *	13,745	410,838
Power-One, Inc. *	25,585	157,092
Pulse Electronics Corp.	16,704	18,708
QLogic Corp. *	39,166	476,650
Quantum Corp. *	91,887	147,019
Rofin-Sinar Technologies, Inc. *	11,120	241,638
Rogers Corp. *	6,334	252,030
Sanmina-SCI Corp. *	31,962	276,152
ScanSource, Inc. *	11,583	350,270
SeaChange International, Inc. *	11,150	90,984
ShoreTel, Inc. *	9,608	38,432
Silicon Graphics International Corp. *(a)	12,636	107,911
Sonus Networks, Inc. *	82,882	159,962
STEC, Inc. *	14,794	109,624
Stratasys, Inc. *	8,775	567,392
Super Micro Computer, Inc. *	11,564	142,584
Sycamore Networks, Inc. *	7,591	112,195
Symmetricom, Inc. *	16,890	104,042
Synaptics, Inc. *	14,391	437,774
SYNNEX Corp. *	9,649	333,180
Tech Data Corp. *	16,497	801,424
Tellabs, Inc.	131,873	468,149
TTM Technologies, Inc. *	21,544	228,366
Ubiquiti Networks, Inc. *(a)	2,904	34,906
Universal Display Corp. *(a)	15,978	645,032
ViaSat, Inc. *	16,679	645,477
Viasystems Group, Inc. *	1,717	26,116
Vishay Intertechnology, Inc. *	57,151	546,364
Vishay Precision Group, Inc. *	5,221	70,692
Zebra Technologies Corp., Class A *	20,624	769,069

		30,847,861

Telecommunication Services 0.7%
Alaska Communications Systems Group, Inc. (a)	16,531	35,542
Atlantic Tele-Network, Inc.	3,861	145,482

100 See financial notes

 Schwab U.S. Small-Cap ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Boingo Wireless, Inc. *(a)	5,082	37,149
Cbeyond, Inc. *	12,285	99,509
Cincinnati Bell, Inc. *	83,889	393,439
Clearwire Corp., Class A *(a)	143,608	229,773
Cogent Communications Group, Inc.	18,416	360,954
Consolidated Communications Holdings, Inc. (a)	15,093	245,714
Elephant Talk Communications, Inc. *(a)	34,503	44,164
Fairpoint Communications, Inc. *(a)	7,260	47,408
General Communication, Inc., Class A *	14,041	123,842
Globalstar, Inc. *(a)	41,667	12,083
Hawaiian Telcom Holdco, Inc. *(a)	3,770	64,731
IDT Corp., Class B	6,130	61,607
Iridium Communications, Inc. *	17,974	133,187
Leap Wireless International, Inc. *	25,059	137,073
Lumos Networks Corp.	5,733	49,762
Neutral Tandem, Inc. *	12,715	139,865
NTELOS Holdings Corp.	5,733	98,436
Premiere Global Services, Inc. *	19,896	184,237
Shenandoah Telecommunications Co.	9,981	153,508
tw telecom, Inc. *	61,776	1,553,666
USA Mobility, Inc.	8,776	100,134
Vonage Holdings Corp. *	56,916	121,800

		4,573,065

Transportation 2.4%
Air Transport Services Group, Inc. *	22,183	103,151
Alaska Air Group, Inc. *	28,584	958,993
Allegiant Travel Co. *	5,967	395,254
AMERCO	2,457	228,624
Arkansas Best Corp.	10,299	94,545
Atlas Air Worldwide Holdings, Inc. *	10,533	542,449
Avis Budget Group, Inc. *	41,911	688,179
Baltic Trading Ltd.	15,093	46,486
Celadon Group, Inc.	9,126	150,670
Con-way, Inc.	22,092	669,609
Dollar Thrifty Automotive Group, Inc. *	11,583	1,009,574
Eagle Bulk Shipping, Inc. *(a)	5,967	17,066
Forward Air Corp.	11,331	380,948
Genco Shipping & Trading Ltd. *(a)	12,801	36,995
Genesee & Wyoming, Inc., Class A *	16,146	1,026,240
Hawaiian Holdings, Inc. *	20,334	120,581
Heartland Express, Inc.	21,153	275,412
Hub Group, Inc., Class A *	14,937	449,604
JetBlue Airways Corp. *	94,723	464,143
Kirby Corp. *	22,464	1,182,730
Knight Transportation, Inc.	22,357	319,705
Landstar System, Inc.	19,305	912,547
Marten Transport Ltd.	6,171	108,856
Matson, Inc.	16,679	378,447
Old Dominion Freight Line, Inc. *	21,762	974,502
Pacer International, Inc. *	13,814	56,637
Patriot Transportation Holding, Inc. *	3,160	81,054
RailAmerica, Inc. *	8,378	229,557
Republic Airways Holdings, Inc. *	17,793	79,179
Roadrunner Transportation Systems, Inc. *	4,978	87,015
Ryder System, Inc.	21,060	842,611
SkyWest, Inc.	20,134	176,575
Spirit Airlines, Inc. *	11,583	226,448
Swift Transporation Co. *	29,323	238,982
Universal Truckload Services, Inc.	2,268	32,160
US Airways Group, Inc. *	63,954	681,750
UTI Worldwide, Inc.	40,344	553,923
Werner Enterprises, Inc.	20,502	456,169
Wesco Aircraft Holdings, Inc. *	8,748	121,947
Zipcar, Inc. *(a)	10,164	80,296

		15,479,613

Utilities 2.9%
ALLETE, Inc.	13,496	560,894
American States Water Co.	7,371	321,228
Avista Corp.	23,868	606,247
Black Hills Corp.	15,654	535,367
California Water Service Group	16,475	301,328
CH Energy Group, Inc.	6,694	436,181
Chesapeake Utilities Corp.	3,781	177,064
Cleco Corp.	24,921	1,020,017
Connecticut Water Service, Inc.	3,408	105,137
El Paso Electric Co.	15,975	528,613
Genie Energy Ltd., Class B	6,841	48,571
GenOn Energy, Inc. *	307,635	778,317
Great Plains Energy, Inc.	55,107	1,174,881
Hawaiian Electric Industries, Inc.	38,961	1,033,635
IDACORP, Inc.	19,733	817,933
MGE Energy, Inc.	9,828	485,896
Middlesex Water Co.	6,048	113,400
New Jersey Resources Corp.	16,507	739,679
Northwest Natural Gas Co.	10,552	518,842
NorthWestern Corp.	15,093	552,404
Ormat Technologies, Inc.	7,111	135,038
Piedmont Natural Gas Co., Inc.	29,484	920,785
PNM Resources, Inc.	28,680	589,948
Portland General Electric Co.	29,748	798,436
SJW Corp.	5,309	124,124
South Jersey Industries, Inc.	11,824	598,531
Southwest Gas Corp.	18,603	795,278
The Empire District Electric Co.	16,550	349,371
The Laclede Group, Inc.	8,349	352,745
UIL Holdings Corp.	20,019	704,268
Unitil Corp.	5,283	139,471
UNS Energy Corp.	15,999	640,920
Vectren Corp.	33,345	940,662
WGL Holdings, Inc.	20,365	795,050

		18,740,261

Total Common Stock
(Cost $618,217,534)		640,571,485

Rights 0.0% of net assets

Banks 0.0%
Hampton Roads Bancshares *(b)(c)	9,275	47,346

See financial notes 101

 Schwab U.S. Small-Cap ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Pharmaceuticals, Biotechnology & Life Sciences 0.0%
Forest Laboratories, Inc. *(b)(c)	5,521	—

Total Rights
(Cost $—)		47,346

Other Investment Company 0.0% of net assets

Money Market Fund 0.0%
State Street Institutional U.S. Government Money Market Fund	248,097	248,097

Total Other Investment Company
(Cost $248,097)		248,097

End of Investments

Collateral Invested for Securities on Loan 3.1% of net assets

State Street Institutional U.S. Government Money Market Fund	19,789,415	19,789,415

Total Collateral Invested for Securities on Loan
(Cost $19,789,415)		19,789,415

End of Collateral Invested for Securities on Loan

At 08/31/12, the tax basis cost of the fund’s investments was $620,021,591 and the unrealized appreciation and depreciation were $79,897,315 and ($59,051,977), respectively, with a net unrealized appreciation of $20,845,338.

*	Non-income producing security.
(a)	All or a portion of this security is on loan.
(b)	Fair-valued by management in accordance with procedures approved by the Board of Trustees.
(c)	Illiquid security. At the period end, the value of these amounted to $47,346 or 0% of net assets.

REIT —	Real Estate Investment Trust

The following is a summary of the inputs used to value the fund’s investments as of August 31, 2012 (see financial note 2(a) for additional information):

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common Stock[1]	$640,571,485	$—	$—	$640,571,485
Rights[1]	—	—	47,346	47,346
Other Investment Company[1]	248,097	—	—	248,097

Total	$640,819,582	$—	$47,346	$640,866,928

Other Financial Instruments
Collateral Invested for Securities on Loan	$19,789,415	$—	$—	$19,789,415

[1]	As categorized in Portfolio Holdings.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Balance		Change in					Balance
	as of	Realized	Unrealized			Gross	Gross	as of
	August 31,	Gains	Gains	Gross	Gross	Transfers	Transfers	August 31,
Investments in Securities	2011	(Losses)	(Losses)	Purchases	Sales	in	out	2012

Rights	$—	$—	$47,346	$—	$—	$—	$—	$47,346

Total	$—	$—	$47,346	$—	$—	$—	$—	$47,346

All net realized and change in unrealized gains (losses) on Level 3 investments in the tables above are reflected on the accompanying Statement of Operations. Changes in net unrealized gains (losses) for Level 3 Investments held by the fund at August 31, 2012 are $47,346.

The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended August 31, 2012.

102 See financial notes

 Schwab U.S. Small-Cap ETF

Statement of
Assets and Liabilities
As of August 31, 2012

Assets

Investments, at value (cost $618,465,631) including securities on loan of $19,210,842		$640,866,928
Collateral invested for securities on loan		19,789,415
Cash		71
Receivables:
Investments sold		47,212
Dividends		508,773
Income from securities on loan		100,007
Interest	+	11

Total assets		661,312,417

Liabilities

Collateral held for securities on loan		19,789,415
Payables:
Investment adviser fees	+	6,802

Total liabilities		19,796,217

Net Assets

Total assets		661,312,417
Total liabilities	—	19,796,217

Net assets		$641,516,200

Net Assets by Source
Capital received from investors		622,887,214
Net investment income not yet distributed		1,521,196
Net realized capital losses		(5,293,507)
Net unrealized capital gains		22,401,297

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$641,516,200		17,550,000		$36.55

See financial notes 103

 Schwab U.S. Small-Cap ETF

Statement of
Operations
For September 1, 2011 through August 31, 2012

Investment Income

Dividends (net of foreign withholding tax of $252)		$8,045,028
Interest		299
Securities on loan	+	796,642

Total investment income		8,841,969

Expenses

Investment adviser fees		734,009

Total expenses	−	734,009

Net investment income		8,107,960

Realized and Unrealized Gains (Losses)

Net realized losses on investments		(3,934,799)
Net realized gains on in-kind redemptions	+	33,128,006

Net realized gains		29,193,207
Net unrealized gains on investments	+	34,591,730

Net realized and unrealized gains		63,784,937

Net increase in net assets resulting from operations		$71,892,897

104 See financial notes

 Schwab U.S. Small-Cap ETF

Statements of
Changes in Net Assets
For the current and prior report periods

Operations

9/1/11-8/31/12			9/1/10-8/31/11
Net investment income		$8,107,960	$4,865,989
Net realized gains		29,193,207	16,916,401
Net unrealized gains	+	34,591,730	9,815,575

Net increase in net assets resulting from operations		71,892,897	31,597,965

Distributions to Shareholders

Distributions from net investment income		($7,088,515)	($4,559,215)

Transactions in Fund Shares

		9/1/11-8/31/12		9/1/10-8/31/11
		SHARES	VALUE	SHARES	VALUE
Shares sold		7,400,000	$254,626,339	9,400,000	$323,402,760
Shares redeemed	+	(4,150,001)	(140,437,449)	(2,400,000)	(81,228,190)

Net transactions in fund shares		3,249,999	$114,188,890	7,000,000	$242,174,570

Shares Outstanding and Net Assets

		9/1/11-8/31/12		9/1/10-8/31/11
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		14,300,001	$462,522,928	7,300,001	$193,309,608
Total increase	+	3,249,999	178,993,272	7,000,000	269,213,320

End of period		17,550,000	$641,516,200	14,300,001	$462,522,928

Net investment income not yet distributed			$1,521,196		$508,004

See financial notes 105

Schwab U.S. Dividend Equity ETF™

Financial Statements

Financial Highlights

	10/19/11[1]–
	8/31/12

Per-Share Data ($)

Net asset value at beginning of period	25.00

Income (loss) from investment operations:
Net investment income (loss)	0.62
Net realized and unrealized gains (losses)	3.43

Total from investment operations	4.05
Less distributions:
Distributions from net investment income	(0.47)

Net asset value at end of period	28.58

Total return (%)	16.31	[2]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.17	[3]
Gross operating expenses	0.17	[3]
Net investment income (loss)	3.19	[3]
Portfolio turnover rate[4]	17	[2]
Net assets, end of period ($ x 1,000)	504,464

1 Commencement of operations.
2 Not annualized.
3 Annualized.
4 Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.

106 See financial notes

 Schwab U.S. Dividend Equity ETF

Portfolio Holdings as of August 31, 2012

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings on a daily basis on the fund’s website at www.schwabetfs.com.

		Cost	Value
Holdings by Category		($)	($)

99.7%	Common Stock	480,428,338	502,803,587
0.1%	Other Investment Company	428,571	428,571

99.8%	Total Investments	480,856,909	503,232,158
0.2%	Other Assets and Liabilities, Net		1,231,638

100.0%	Net Assets		504,463,796

	Number	Value
Security	of Shares	($)

Common Stock 99.7% of net assets

Banks 0.0%
First Financial Bancorp	10,660	173,545

Capital Goods 13.7%
3M Co.	120,385	11,147,651
Eaton Corp.	62,481	2,794,150
Emerson Electric Co.	137,675	6,982,876
General Dynamics Corp.	56,485	3,700,332
Honeywell International, Inc.	133,792	7,820,143
Illinois Tool Works, Inc.	77,665	4,604,758
Lockheed Martin Corp.	48,366	4,408,077
Northrop Grumman Corp.	43,777	2,928,244
Raytheon Co.	62,491	3,531,991
The Boeing Co.	123,915	8,847,531
United Technologies Corp.	148,265	11,838,960
Watsco, Inc.	4,947	373,301

		68,978,014

Commercial & Professional Services 0.6%
Waste Management, Inc.	81,195	2,807,723

Consumer Durables & Apparel 1.0%
Hasbro, Inc.	21,886	820,944
Leggett & Platt, Inc.	25,973	616,599
Mattel, Inc.	63,540	2,232,796
Polaris Industries, Inc.	12,007	902,806
Tupperware Brands Corp.	10,599	566,834

		5,139,979

Consumer Services 3.8%
Darden Restaurants, Inc.	24,004	1,247,008
H&R Block, Inc.	55,068	911,926
McDonald’s Corp.	190,279	17,028,068
Strayer Education, Inc.	2,187	141,674

		19,328,676

Diversified Financials 0.9%
Eaton Vance Corp.	21,663	586,850
Federated Investors, Inc., Class B	19,208	407,594
T. Rowe Price Group, Inc.	47,302	2,906,235
Waddell & Reed Financial, Inc., Class A	15,900	470,640

		4,371,319

Energy 12.0%
Chevron Corp.	212,511	23,835,234
ConocoPhillips	236,873	13,452,018
Exxon Mobil Corp.	264,402	23,082,294
RPC, Inc.	13,521	165,632

		60,535,178

Food & Staples Retailing 6.5%
Sysco Corp.	110,141	3,337,272
Wal-Mart Stores, Inc.	323,706	23,501,056
Walgreen Co.	161,686	5,781,891

		32,620,219

Food, Beverage & Tobacco 15.1%
Altria Group, Inc.	383,368	13,019,177
Campbell Soup Co.	36,717	1,290,235
ConAgra Foods, Inc.	77,660	1,950,043
Flowers Foods, Inc.	25,780	532,357
General Mills, Inc.	113,318	4,456,797
H.J. Heinz Co.	60,368	3,363,705
Kellogg Co.	45,537	2,306,449
McCormick & Co., Inc. Non Voting Shares	24,710	1,518,182
PepsiCo, Inc.	292,642	21,196,060
Reynolds American, Inc.	62,133	2,864,331
The Coca-Cola Co.	574,346	21,480,541
The Hershey Co.	29,662	2,130,325
Universal Corp.	4,283	203,143

		76,311,345

Health Care Equipment & Services 3.4%
Baxter International, Inc.	103,088	6,049,204
Becton, Dickinson & Co.	35,658	2,709,295
Medtronic, Inc.	195,214	7,937,401
Meridian Bioscience, Inc.	7,477	132,193
Owens & Minor, Inc.	11,740	328,603

		17,156,696

Household & Personal Products 7.7%
Avon Products, Inc.	80,837	1,248,932
Colgate-Palmolive Co.	82,261	8,745,167
Kimberly-Clark Corp.	73,782	6,168,175
The Procter & Gamble Co.	339,949	22,841,173

		39,003,447

See financial notes 107

 Schwab U.S. Dividend Equity ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Insurance 1.8%
Aflac, Inc.	88,255	4,075,616
Arthur J. Gallagher & Co.	22,244	794,556
Erie Indemnity Co., Class A	4,995	318,531
Mercury General Corp.	4,776	182,873
The Chubb Corp.	50,842	3,756,715

		9,128,291

Materials 4.0%
Air Products & Chemicals, Inc.	37,070	3,061,241
E.I. du Pont de Nemours & Co.	174,740	8,693,315
Greif, Inc., Class A	7,431	330,680
International Paper Co.	75,900	2,623,104
PPG Industries, Inc.	28,598	3,146,352
RPM International, Inc.	24,515	671,956
Sonoco Products Co.	19,072	583,412
Southern Copper Corp.	32,123	1,045,282

		20,155,342

Media 0.6%
Meredith Corp.	6,606	215,091
The McGraw-Hill Cos., Inc.	52,249	2,675,149

		2,890,240

Pharmaceuticals, Biotechnology & Life Sciences 12.1%
Abbott Laboratories	294,407	19,295,435
Bristol-Myers Squibb Co.	316,651	10,452,650
Eli Lilly & Co.	183,918	8,259,757
Johnson & Johnson	339,591	22,898,621

		60,906,463

Retailing 3.7%
Genuine Parts Co.	29,304	1,850,841
RadioShack Corp.	18,415	44,748
The Cato Corp., Class A	5,057	148,524
The Home Depot, Inc.	288,764	16,387,357

		18,431,470

Semiconductors & Semiconductor Equipment 4.9%
Intel Corp.	822,510	20,422,923
Linear Technology Corp.	39,889	1,317,334
Maxim Integrated Products, Inc.	55,421	1,504,126
Microchip Technology, Inc.	36,006	1,251,209

		24,495,592

Software & Services 1.8%
Automatic Data Processing, Inc.	92,491	5,371,878
CA, Inc.	68,134	1,773,528
Paychex, Inc.	60,716	2,019,414

		9,164,820

Technology Hardware & Equipment 0.3%
Harris Corp.	21,538	1,012,932
Molex, Inc.	27,566	731,877

		1,744,809

Telecommunication Services 1.0%
CenturyLink, Inc.	116,495	4,923,079

Transportation 1.7%
CSX Corp.	194,508	4,368,650
Norfolk Southern Corp.	61,081	4,425,929

		8,794,579

Utilities 3.1%
CenterPoint Energy, Inc.	74,130	1,511,511
Entergy Corp.	33,182	2,259,031
Exelon Corp.	158,502	5,780,568
New Jersey Resources Corp.	7,598	340,466
PPL Corp.	108,376	3,178,668
Questar Corp.	33,015	652,046
WGL Holdings, Inc.	9,536	372,286
Wisconsin Energy Corp.	43,419	1,648,185

		15,742,761

Total Common Stock
(Cost $480,428,338)		502,803,587

Other Investment Company 0.1% of net assets

Money Market Fund 0.1%
State Street Institutional U.S. Government Money Market Fund	428,571	428,571

Total Other Investment Company
(Cost $428,571)		428,571

End of Investments

At 08/31/12, the tax basis cost of the fund’s investments was $480,906,351 and the unrealized appreciation and depreciation were $26,356,667 and ($4,030,860), respectively, with a net unrealized appreciation of $22,325,807.

108 See financial notes

 Schwab U.S. Dividend Equity ETF

Portfolio Holdings continued

The following is a summary of the inputs used to value the fund’s investments as of August 31, 2012 (see financial note 2(a) for additional information):

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total[2]

Common Stock[1]	$502,803,587	$—	$—	$502,803,587
Other Investment Company[1]	428,571	—	—	428,571

Total	$503,232,158	$—	$—	$503,232,158

[1]	As categorized in Portfolio Holdings.
[2]	The fund had no Other Financial Instruments.

The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended August 31, 2012.

See financial notes 109

 Schwab U.S. Dividend Equity ETF

Statement of
Assets and Liabilities
As of August 31, 2012

Assets

Investments, at value (cost $480,856,909)		$503,232,158
Receivables:
Investments sold		2,848,238
Dividends		2,121,082
Interest	+	11

Total assets		508,201,489

Liabilities

Payables:
Investments bought		872,345
Investment adviser fees		7,196
Fund shares redeemed	+	2,858,152

Total liabilities		3,737,693

Net Assets

Total assets		508,201,489
Total liabilities	—	3,737,693

Net assets		$504,463,796

Net Assets by Source
Capital received from investors		479,731,248
Net investment income not yet distributed		2,747,882
Net realized capital losses		(390,583)
Net unrealized capital gains		22,375,249

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$504,463,796		17,650,001		$28.58

110 See financial notes

 Schwab U.S. Dividend Equity ETF

Statement of
Operations
For October 19, 2011* through August 31, 2012

Investment Income

Dividends		$8,274,206
Interest	+	72

Total investment income		8,274,278

Expenses

Investment adviser fees		417,031

Total expenses	−	417,031

Net investment income		7,857,247

Realized and Unrealized Gains (Losses)

Net realized losses on investments		(397,073)
Net realized gains on in-kind redemptions	+	5,442,892

Net realized gains		5,045,819
Net unrealized gains on investments	+	22,375,249

Net realized and unrealized gains		27,421,068

Net increase in net assets resulting from operations		$35,278,315

*	Commencement of operations.

See financial notes 111

 Schwab U.S. Dividend Equity ETF

Statements of
Changes in Net Assets
For the current period only. Because the fund commenced operations on October 19, 2011, it has no prior report period.

Operations

10/19/11*-8/31/12
Net investment income		$7,857,247
Net realized gains		5,045,819
Net unrealized gains	+	22,375,249

Net increase in net assets resulting from operations		35,278,315

Distributions to Shareholders

Distributions from net investment income		($5,109,365)

Transactions in Fund Shares

		10/19/11*-8/31/12
		SHARES	VALUE
Shares sold		19,900,001	$536,746,165
Shares redeemed	+	(2,250,000)	(62,451,319)

Net transactions in fund shares		17,650,001	$474,294,846

Shares Outstanding and Net Assets

		10/19/11*-8/31/12
		SHARES	NET ASSETS
Beginning of period		—	$—
Total increase	+	17,650,001	504,463,796

End of period		17,650,001	$504,463,796

Net investment income not yet distributed			$2,747,882

*	Commencement of operations.

112 See financial notes

 Schwab U.S. ETFs

Financial Notes

1. Business Structure of the Funds

Each of the funds discussed in this report is a series of Schwab Strategic Trust (the “trust”), a no-load, open-end management investment company. The trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The list below shows all the funds in the trust as of the end of the period, including the funds discussed in this report, which are highlighted:

Schwab Strategic Trust (organized January 27, 2009)	Schwab U.S. REIT ETF
Schwab U.S. Broad Market ETF	Schwab International Equity ETF
Schwab U.S. Large-Cap ETF	Schwab International Small-Cap Equity ETF
Schwab U.S. Large-Cap Growth ETF	Schwab Emerging Markets Equity ETF
Schwab U.S. Large-Cap Value ETF	Schwab U.S. TIPS ETF
Schwab U.S. Mid-Cap ETF	Schwab Short-Term U.S. Treasury ETF
Schwab U.S. Small-Cap ETF	Schwab Intermediate-Term U.S. Treasury ETF
Schwab U.S. Dividend Equity ETF	Schwab U.S. Aggregate Bond ETF

The funds issue and redeem shares at their net assets value per share (“NAV”) only in large blocks of shares, typically 50,000 shares or more (“Creation Units”). These transactions are usually in exchange for a basket of securities and an amount of cash. As a practical matter, only institutions or large investors purchase or redeem Creation Units. Except when aggregated in Creation Units, shares of the fund are not redeemable securities.

Individual shares of the funds trade on national securities exchanges and elsewhere during the trading day and can only be bought and sold at market prices throughout the trading day through a broker-dealer. Because fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount).

Schwab U.S. Dividend Equity ETF commenced operations on October 19, 2011.

Each fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, each fund may also keep certain assets in segregated accounts, as required by securities law.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies the funds use in their preparation of financial statements. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

(a) Security Valuation:

Under procedures approved by the funds’ Board of Trustees (the Board), the investment adviser and administrator have formed a Pricing Committee to administer the pricing and valuation of portfolio securities and other assets and to ensure that prices used for internal purposes or provided by third parties reasonably reflect fair market value. Among other things, these procedures allow the funds to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

The funds value the securities in their portfolios every business day. The funds use the following policies to value various types of securities:

•	Securities traded on an exchange or over-the-counter: valued at the closing value for the day, or, on days when no closing value has been reported at halfway between the most recent bid and ask quotes. Securities that are primarily traded on foreign exchanges are valued at the official closing price or the last sales price on the exchange where the securities are principally traded with these values then translated into U.S. dollars at the current exchange rate, unless these securities are fair valued as discussed below.

•	Securities for which no quoted value is available: The Board has adopted procedures to fair value each fund’s securities when market prices are not “readily available” or are unreliable. For example, a fund may fair value a security when it is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; or when a security’s primary trading market is closed during regular market hours. Each fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. The Pricing Committee considers a number of factors, including unobservable market inputs when arriving at fair value. The Pricing Committee may employ techniques such as the review of related or comparable assets or liabilities, related market activity, recent transactions,

 113

 Schwab U.S. ETFs

Financial Notes (continued)

2. Significant Accounting Policies (continued):

market multiples, book values, transactional back-testing, disposition analysis and other relevant information. The Pricing Committee regularly reviews these inputs and assumptions to calibrate the valuations. The Board convenes on a regular basis to review fair value determinations made by the funds pursuant to the procedures.

•	Bonds and notes: valued at halfway between the most recent bid and asked quotes or, if such quotes are unavailable, at prices for securities of comparable maturity, credit quality and type. Valuations for bonds and notes are provided by an independent bond-pricing service.

•	Short-term securities (60 days or less to maturity): valued at amortized cost, which approximates market value.

•	Underlying funds: valued at their respective net asset values.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If the funds determine that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

The three levels of the fair value hierarchy are as follows:

•	Level 1 — quoted prices in active markets for identical securities — Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities. The funds do not adjust the quoted prices for such investments, even in situations where the funds hold a large position and a sale could reasonably impact the quoted price.

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) — Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. As investments whose values are classified as Level 2 prices include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

•	Level 3 — significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments) — Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the funds use one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the funds in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the funds in the absence of market information. Assumptions used by the funds due to the lack of observable inputs may significantly impact the resulting fair value and therefore the funds’ results of operations.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The levels associated with valuing the funds’ investments as of August 31, 2012 are disclosed in the Portfolio Holdings.

(b) Accounting Policies for certain Portfolio Investments (if held):

Securities Lending: Under the Securities Lending Program, a fund (the “lender”) may make short-term loans of its securities to another party (the “borrower”) to generate additional revenue for the fund. The borrower pledges collateral in the form of cash,

114

 Schwab U.S. ETFs

Financial Notes (continued)

2. Significant Accounting Policies (continued):

securities issued or fully guaranteed by the U.S. government or foreign government, or letters of credit issued by a bank. Collateral at the individual loan level is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities and is marked to market daily. The cash collateral of securities loaned is invested in money market portfolios registered under Rule 2a-7 of the 1940 Act. Securities lending income, as disclosed in a fund’s Statement of Operations, if applicable, represents the income earned from the investment of the cash collateral plus any fees paid by borrowers, less the fees paid to the lending agent which are subject to adjustments pursuant to the securities lending agreement.

If applicable, the value of the securities on loan as of August 31, 2012 and the value of the related collateral are disclosed in the Portfolio Holdings and the Statement of Assets and Liabilities.

(c) Security Transactions:

Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains or losses from security transactions are based on the identified costs of the securities involved.

(d) Investment Income:

Interest income is recorded as it accrues. Dividends and distributions from portfolio securities and underlying funds are recorded on the date they are effective (the ex-dividend date), although the funds record certain foreign security dividends on the day they learn of the ex-dividend date.

(e) Expenses:

Expenses that are specific to a fund are charged directly to the fund.

(f) Distributions to Shareholders:

The funds make distributions from net investment income every quarter and net realized capital gains, if any, once a year.

(g) Accounting Estimates:

The accounting policies described in this report conform to accounting principles generally accepted in the United States of America. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates and these differences may be material.

(h) Federal Income Taxes:

The funds intend to meet federal income and excise tax requirements for regulated investment companies. Accordingly, the funds distribute substantially all of their net investment income and realized net capital gains, if any, to their respective shareholders each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax.

(i) Indemnification:

Under the funds’ organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business the funds enter into contracts with their vendors and others that provide general indemnifications. The funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. However, based on experience, the funds expect the risk of loss to be remote.

(j) New Accounting Pronouncements:

In December 2011, Accounting Standards Update (“ASU”) No. 2011-11, “Disclosures about Offsetting Assets and Liabilities,” was issued and is effective for interim and annual periods beginning after January 1, 2013. The ASU enhances disclosure requirements with respect to an entity’s rights of offset and related arrangements associated with its financial and derivative instruments. Management is currently evaluating the impact the adoption of ASU 2011-11 may have on the funds’ financial statement disclosures.

 115

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Financial Notes (continued)

3. Risk Factors:

Investing in the funds may involve certain risks, as discussed in the funds’ prospectus, including, but not limited to, those described below. Any of these risks could cause an investor to lose money.

Stock markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of the investment in a fund will fluctuate, which means that the investors could lose money.

The funds are not actively managed. Therefore, a fund follows the securities included in an index during upturns as well as downturns. Because of their indexing strategies, the funds do not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of a fund’s expenses, the fund’s performance is normally below that of the index.

Certain funds primarily invest in dividend paying stocks. As a result, fund performance will correlate directly with the performance of the dividend paying stock segment of the stock market, and a fund may underperform funds that do not limit their investments to dividend paying stocks. If stocks held by a fund reduce or stop paying dividends, a fund’s ability to generate income may be affected.

The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.

Certain funds invest in large-cap stocks. Large-cap stocks tend to go in and out of favor based on market and economic conditions. During a period when large-cap U.S. stocks fall behind other types of investments — mid- or small-cap stocks, for instance — a fund’s large-cap holdings could reduce performance.

Certain funds invest in mid-cap stocks. Historically, mid-cap stocks have been riskier than large-cap stocks. Mid-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies. Stock prices of midsized companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. During a period when mid-cap stocks fall behind other types of investments — bonds or large-cap stocks, for instance — a fund’s mid-cap holdings could reduce performance.

Certain funds invest in small-cap stocks. Historically, small-cap stocks have been riskier than large- and mid-cap stocks, and their prices may move sharply, especially during market upturns and downturns. Small-cap companies may be more vulnerable to adverse business or economic events than larger, more established companies. During a period when small-cap stocks fall behind other types of investments — large-cap and mid-cap stocks, for instance — a fund’s small-cap holdings could reduce performance.

Certain funds invest in growth stocks. Growth stocks can be volatile. Growth companies usually invest a high portion of earnings in their businesses and may lack the dividends of value stocks that can cushion stock prices in a falling market. The prices of growth stocks are based largely on projections of the issuer’s future earnings and revenues. If a company’s earnings or revenues fall short of expectations, its stock price may fall dramatically. Growth stocks may also be more expensive relative to their earnings or assets compared to value or other stocks.

Certain funds emphasize a “value” style of investing, which targets undervalued companies with characteristics for improved valuations. This style of investing is subject to the risk that the valuations never improve or that the returns on “value” securities may not move in tandem with the returns on other styles of investing or the stock market in general.

Certain funds may not fully replicate the index and may hold securities not included in the index. As a result, a fund is subject to the risk that the adviser’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results. Because these funds utilize a sampling approach, they may not track the return of their respective index as well as they would if the funds purchased all of the securities in the indexes.

As an index fund, each fund seeks to track the performance of its benchmark index, although it may not be successful in doing so. The divergence between the performance of a fund and its benchmark index, positive or negative, is called “tracking error.” Tracking error can be caused by many factors and it may be significant.

Each fund may invest in derivative instruments. The principal types of derivatives a fund may use are futures contracts. A futures contract is an agreement to buy or sell a financial instrument at a specific price on a specific day. A fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in

116

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Financial Notes (continued)

3. Risk Factors (continued):

securities and other traditional investments. Certain of these risks, such as market risk and liquidity risk, are discussed elsewhere in this section. A fund’s use of derivatives is also subject to leverage risk, credit risk, lack of availability risk, valuation risk, correlation risk and tax risk. Leverage risk is the risk that use of derivatives may magnify the effect of any decrease or increase in the value of the fund’s portfolio securities. Credit risk is the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause a fund to realize higher amounts of short-term capital gain. These risks could cause a fund to lose more than the principal amount invested.

A particular investment may be difficult to purchase or sell. A fund may be unable to sell illiquid securities at an advantageous time or price.

Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent.

To the extent that a fund’s or an index’s portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector or asset class, the fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.

Although fund shares are listed on national securities exchanges, there can be no assurance that an active trading market for fund shares will develop or be maintained. If an active market is not maintained, investors may find it difficult to buy or sell fund shares.

Fund shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of the shares of a fund will approximate a fund’s NAV, there may be times when the market price and the NAV vary significantly. Investors may pay more than NAV when they buy shares of a fund in the secondary market, and may receive less than NAV when they sell those shares in the secondary market.

An investment in a fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Please refer to the funds’ prospectus for a more complete description of the principal risks of investing in the funds.

4. Affiliates and Affiliated Transactions:

Charles Schwab Investment Management, Inc. (“CSIM” or the “investment adviser”), a wholly owned subsidiary of The Charles Schwab Corporation, serves as each fund’s investment adviser pursuant to an Investment Advisory Agreement (“Advisory Agreement”) between CSIM and the trust.

For its advisory services to the following funds, CSIM is entitled to receive an annual fee, payable monthly, based on a percentage of each fund’s average daily net assets as follows:

Schwab U.S.		Schwab U.S.	Schwab U.S.			Schwab U.S.
Broad	Schwab U.S.	Large-Cap	Large-Cap	Schwab U.S.	Schwab U.S.	Dividend
Market	Large-Cap	Growth	Value	Mid-Cap	Small-Cap	Equity
ETF	ETF	ETF	ETF	ETF	ETF	ETF

0.06%	0.08%	0.13%	0.13%	0.13%	0.13%	0.17%

Subsequent to the reporting period ended August 31, 2012, and effective September 20, 2012, the management fee of each fund has been reduced as follows:

Schwab U.S.		Schwab U.S.	Schwab U.S.			Schwab U.S.
Broad	Schwab U.S.	Large-Cap	Large-Cap	Schwab U.S.	Schwab U.S.	Dividend
Market	Large-Cap	Growth	Value	Mid-Cap	Small-Cap	Equity
ETF	ETF	ETF	ETF	ETF	ETF	ETF

0.04%	0.04%	0.07%	0.07%	0.07%	0.10%	0.07%

 117

 Schwab U.S. ETFs

Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):

The investment adviser will pay the operating expenses of the funds, excluding interest expenses, taxes, any brokerage expenses, and extraordinary or non-routine expenses.

The funds may engage in certain transactions involving affiliates. For instance, a fund may own shares of The Charles Schwab Corporation if that company is included in its index. Below is the summary of investment activities involving The Charles Schwab Corporation shares owned by the funds during the report period:

	Balance
	of Shares			Balance		Realized	Dividends
	Held at			of Shares	Market	Gain (Loss)	Received
	Beginning	Gross	Gross	Held at	Value at	During	During
Fund	of Period	Additions	Sales	8/31/12	8/31/12	Period	Period

Schwab U.S. Broad Market ETF	52,662	25,661 *	(5,701)	72,622	$979,671	$6,675	$16,205
Schwab U.S. Large-Cap ETF	52,452	16,988	(3,472)	65,968	889,908	3,572	14,902
Schwab U.S. Large-Cap Growth ETF	53,760	26,891	(7,976)	72,675	980,386	2,863	15,617

*	Includes 5,141 shares received in connection with a merger between optionsXpress Holdings, Inc. and The Charles Schwab Corporation.

The funds may engage in direct transactions with certain other Schwab ETFs when practical. When one fund is seeking to sell a security that another is seeking to buy, an interfund transaction can allow both funds to benefit by reducing transaction costs. This practice is limited to funds that share the same investment adviser, trustees and/or officers. For the period ended August 31, 2012, the funds had no direct security transactions with other Schwab ETFs.

Pursuant to an exemptive order issued by the SEC, the funds may enter into interfund borrowing and lending transactions with other Schwab Funds including Schwab ETFs. All loans are for temporary or emergency purposes only. The interest rate charged on the loan is the average of the overnight repurchase agreement rate and the short-term bank loan rate. The interfund lending facility is subject to the oversight and periodic review of the Board of Trustees. The funds had no interfund borrowing or lending activity during the period.

5. Other Service Providers:

SEI Investments Distribution Co. (the “Distributor”) is the principal underwriter and distributor of shares of the funds.

State Street Bank and Trust Company (“State Street”) serves as the funds’ transfer agent. As part of these services, the transfer agent maintains records pertaining to the sale, redemption and transfer of the funds’ shares.

State Street also serves as custodian and accountant for the funds. The custodian is responsible for the daily safekeeping of securities and cash held or sold by the funds. The funds’ accountant maintains all books and records related to the funds’ transactions.

6. Board of Trustees:

Trustees may include people who are officers and/or directors of the investment adviser or its affiliate. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these interested persons for their services as trustees.

7. Borrowing from Banks:

The funds have access to custodian overdraft facilities and to an uncommitted line of credit of $100 million with State Street. The funds pay interest on the amounts they borrow at rates that are negotiated periodically.

There were no borrowings from the line of credit by the funds during the period. However, the funds may have utilized their overdraft facility and incurred interest expense, which is disclosed on the Statement of Operations, if any. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.

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Financial Notes (continued)

8. Purchases and Sales/Maturities of Investment Securities:

For the period ended August 31, 2012, purchases and sales/maturities of securities (excluding in-kind transactions and short-term obligations) were as follows:

	Purchases of Securities	Sales/Maturities of Securities

Schwab U.S. Broad Market ETF	$57,883,485	$48,499,586
Schwab U.S. Large-Cap ETF	37,901,543	31,161,121
Schwab U.S. Large-Cap Growth ETF	35,022,341	31,054,892
Schwab U.S. Large-Cap Value ETF	25,196,663	24,224,665
Schwab U.S. Mid-Cap ETF	32,778,687	29,359,767
Schwab U.S. Small-Cap ETF	79,475,535	65,162,172
Schwab U.S. Dividend Equity ETF	51,307,818	48,631,075

9. In-Kind Transactions:

The consideration for the purchase of Creation Units of a fund generally consists of the in-kind deposit of a designated portfolio of equity securities, which constitutes an optimized representation of the securities involved in a relevant fund’s underlying index, and an amount of cash. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to the applicable fund, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units.

The in-kind transactions for the period ended August 31, 2012 were as follows:

	In-kind Purchases of Securities	In-kind Sales of Securities

Schwab U.S. Broad Market ETF	$282,954,250	$77,189,302
Schwab U.S. Large-Cap ETF	210,187,380	42,591,819
Schwab U.S. Large-Cap Growth ETF	159,114,156	46,614,519
Schwab U.S. Large-Cap Value ETF	139,625,012	33,871,880
Schwab U.S. Mid-Cap ETF	159,826,402	50,188,177
Schwab U.S. Small-Cap ETF	251,225,593	138,041,051
Schwab U.S. Dividend Equity ETF	532,171,822	59,466,047

For the period ended August 31, 2012, certain funds realized net capital gains or losses resulting from in-kind redemptions of large blocks of shares or multiples thereof (“Creation Units”). Because such gains or losses are not taxable to the funds and are not distributed to existing fund shareholders, the gains or losses are reclassified from accumulated net realized gains or losses to capital received from investors at the end of the funds’ tax year. These reclassifications have no effect on net assets or net asset values per share. The net realized in-kind gains or losses for the period ended August 31, 2012 are disclosed in the funds’ Statements of Operations.

 119

 Schwab U.S. ETFs

Financial Notes (continued)

10. Federal Income Taxes

As of August 31, 2012, the components of distributable earnings on a tax-basis were as follows:

	Schwab U.S.		Schwab U.S.	Schwab U.S.			Schwab U.S.
	Broad	Schwab U.S.	Large-Cap	Large-Cap	Schwab U.S.	Schwab U.S.	Dividend
	Market	Large-Cap	Growth	Value	Mid-Cap	Small-Cap	Equity
	ETF	ETF	ETF	ETF	ETF	ETF	ETF

Undistributed ordinary income	$4,029,472	$3,272,234	$1,082,121	$1,690,952	$564,147	$1,531,491	$2,747,882
Undistributed long-term capital gains	—	—	—	—	—	—	—
Unrealized appreciation	151,158,596	135,212,683	72,032,936	42,424,788	16,542,066	79,897,315	26,356,667
Unrealized depreciation	(49,955,747)	(39,643,602)	(22,725,990)	(12,082,298)	(14,997,793)	(59,051,977)	(4,030,860)
Other unrealized appreciation/(depreciation)	(2)	—	—	—	—	(1)	—

Net unrealized appreciation/(depreciation)	101,202,847	95,569,081	49,306,946	30,342,490	1,544,273	20,845,337	22,325,807

The primary difference between book-basis and tax-basis unrealized appreciation or unrealized depreciation of investments is the tax deferral of losses on wash sales and Real Estate Investment Trusts (REITs).

Capital loss carryforwards may be used to offset future realized capital gains for federal income tax purposes. As of August 31, 2012, the following funds had capital loss carryforwards available to offset future net capital gains before the expiration dates:

	Schwab U.S.		Schwab U.S.	Schwab U.S.			Schwab U.S.
	Broad	Schwab U.S.	Large-Cap	Large-Cap	Schwab U.S.	Schwab U.S.	Dividend
	Market	Large-Cap	Growth	Value	Mid-Cap	Small-Cap	Equity
Expiration Date	ETF	ETF	ETF	ETF	ETF	ETF	ETF

August 31, 2019	$—	$721,062	$691,441	$295,384	$218,695	$927,631	$—
No expiration	1,084,809	1,748,175	2,600,479	1,253,997	982,935	2,820,210	—

Total	$1,084,809	$2,469,237	$3,291,920	$1,549,381	$1,201,630	$3,747,841	$—

For tax purposes, realized net capital losses and late-year ordinary losses incurred after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended August 31, 2012, the funds had capital losses deferred as follows:

	Schwab U.S.		Schwab U.S.	Schwab U.S.			Schwab U.S.
	Broad	Schwab U.S.	Large-Cap	Large-Cap	Schwab U.S.	Schwab U.S.	Dividend
	Market	Large-Cap	Growth	Value	Mid-Cap	Small-Cap	Equity
	ETF	ETF	ETF	ETF	ETF	ETF	ETF

Deferred capital losses	$1,853,313	$58,588	$219,862	$261,308	$744,851	$—	$341,141

The tax-basis components of distributions paid during the current and prior fiscal years were:

	Schwab U.S.		Schwab U.S.	Schwab U.S.			Schwab U.S.
	Broad	Schwab U.S.	Large-Cap	Large-Cap	Schwab U.S.	Schwab U.S.	Dividend
	Market	Large-Cap	Growth	Value	Mid-Cap	Small-Cap	Equity
	ETF	ETF	ETF	ETF	ETF	ETF	ETF

Current period distributions
Ordinary Income	$16,859,390	$14,860,890	$4,082,865	$7,983,125	$1,917,350	$7,088,515	$5,109,365
Long-term capital gains	—	—	—	—	—	—	—

Prior period distributions
Ordinary Income	9,531,396	8,109,371	1,857,920	4,010,596	326,850	4,559,215	—
Long-term capital gains	—	—	—	—	—	—	—

120

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Financial Notes (continued)

10. Federal Income Taxes (continued):

Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as short-term capital gains and losses, in-kind transactions, capital losses related to wash sales and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the funds for financial reporting purposes. The funds may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

The permanent book and tax basis differences may result in reclassifications between components of net assets as required. The adjustments have no impact on net assets or the results of operations. As of August 31, 2012, the funds made the following reclassifications:

	Schwab U.S.		Schwab U.S.	Schwab U.S.			Schwab U.S.
	Broad	Schwab U.S.	Large-Cap	Large-Cap	Schwab U.S.	Schwab U.S.	Dividend
	Market	Large-Cap	Growth	Value	Mid-Cap	Small-Cap	Equity
	ETF	ETF	ETF	ETF	ETF	ETF	ETF

Capital shares	$16,860,128	$9,655,720	$10,810,296	$6,056,073	$5,381,732	$32,843,558	$5,436,402
Undistributed net investment income	(138,276)	(142,566)	(11,631)	(11,740)	(19,030)	(6,253)	—
Net realized gains and losses	(16,721,852)	(9,513,154)	(10,798,665)	(6,044,333)	(5,362,702)	(32,837,305)	(5,436,402)

For the period ended August 31, 2012, the following funds reclassified non-taxable security gains and losses realized on the in-kind redemption of Creation Units (Note 9) as an increase or decrease to capital received from investors in the Statement of Assets and Liabilities as follows:

Schwab U.S.		Schwab U.S.	Schwab U.S.			Schwab U.S.
Broad	Schwab U.S.	Large-Cap	Large-Cap	Schwab U.S.	Schwab U.S.	Dividend
Market	Large-Cap	Growth	Value	Mid-Cap	Small-Cap	Equity
ETF	ETF	ETF	ETF	ETF	ETF	ETF

$16,926,932	$9,709,414	$10,825,074	$6,141,958	$5,490,632	$33,128,006	$5,442,892

As of August 31, 2012, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the funds, and has determined that no provision for income tax is required in the funds’ financial statements. The funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended August 31, 2012, the funds did not incur any interest or penalties.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (“the Act”) was signed by the President. The Act is the first major piece of legislation affecting Regulated Investment Companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs.

Certain of the enacted provisions include:

Post-enactment capital losses may now be carried forward indefinitely, but must retain the character of the original loss. However, such losses must be utilized prior to the pre-enactment capital losses, which increases the likelihood that the pre-enactment capital losses will expire unused. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital loss, irrespective of the character of the original loss. The Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Act exempts RICs from the preferential dividend rule, and repeals the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

The funds have adopted the noted provisions of the Act for the period ending August 31, 2012.

 121

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Financial Notes (continued)

11. Subsequent Events:

Management has determined there are no subsequent events or transactions through the date the financial statements were issued that would have materially impacted the financial statements as presented.

122

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of:
Schwab U.S. Broad Market ETF
Schwab U.S. Large-Cap ETF
Schwab U.S. Large-Cap Growth ETF
Schwab U.S. Large-Cap Value ETF
Schwab U.S. Mid-Cap ETF
Schwab U.S. Small-Cap ETF
Schwab U.S. Dividend Equity ETF

In our opinion, the accompanying statements of assets and liabilities, including the portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Schwab U.S. Broad Market ETF, Schwab U.S. Large-Cap ETF, Schwab U.S. Large-Cap Growth ETF, Schwab U.S. Large-Cap Value ETF, Schwab U.S. Mid-Cap ETF, Schwab U.S. Small-Cap ETF and Schwab U.S. Dividend Equity ETF (seven of the funds constituting Schwab Strategic Trust, hereafter referred to as the “Funds”) at August 31, 2012, and the results of their operations, changes in their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
San Francisco, California
October 18, 2012

 123

Other Federal Tax Information (unaudited)

For corporate shareholders, the following percentage of the funds’ dividend distributions paid during the period ended August 31, 2012 qualify for the corporate dividends received deduction:

Schwab U.S. Broad Market ETF	92.60%
Schwab U.S. Large-Cap ETF	96.95%
Schwab U.S. Large-Cap Growth ETF	100.00%
Schwab U.S. Large-Cap Value ETF	99.44%
Schwab U.S. Mid-Cap ETF	80.19%
Schwab U.S. Small-Cap ETF	70.01%
Schwab U.S. Dividend Equity ETF	100.00%

For the period ended August 31, 2012, the funds designated the following amounts of the dividend distributions as qualified dividends for the purpose of the maximum rate under section 1(h)(ii) of the Internal Revenue Code. Shareholders will be notified in January 2013 via IRS form 1099 of the amount for use in preparing their 2012 income tax return.

Schwab U.S. Broad Market ETF	$17,469,711
Schwab U.S. Large-Cap ETF	14,727,185
Schwab U.S. Large-Cap Growth ETF	4,586,543
Schwab U.S. Large-Cap Value ETF	8,536,428
Schwab U.S. Mid-Cap ETF	1,691,392
Schwab U.S. Small-Cap ETF	5,014,730
Schwab U.S. Dividend Equity ETF	—

124

Other Information (unaudited)

Frequency Distribution of Discounts and Premiums
Bid/Offer Midpoint vs. NAV as of August 31, 2012

The following charts are provided to show the frequency at which the daily market price on the NYSE Arca, Inc. (“Exchange”), the secondary market for shares of each fund, was at a discount or premium to such fund’s daily NAV. The market price of each fund generally is determined using the midpoint between the highest bid and lowest offer on the Exchange, as of the time that the fund’s NAV is calculated (referred to as the “Bid/Offer Midpoint”). Each fund’s Bid/Offer Midpoint may at times be at, above or below its NAV. The discount or premium is the percentage difference between the NAV and the Bid/Offer Midpoint of a Fund. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of NAV. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of NAV. The NAV of each Fund will fluctuate with changes in the market value of its portfolio holdings. The Bid/Offer Midpoint of each fund will fluctuate in accordance with changes in its NAV, as well as supply and demand.

	Bid/Offer Midpoint Above NAV			Bid/Offer Midpoint Below NAV
	50-99	100-199	>200	50-99	100-199	>200
	Basis Points	Basis Points	Basis Points	Basis Points	Basis Points	Basis Points

Schwab U.S. Broad Market ETF
Commencement of trading 11/3/09 through 8/31/12	1	—	—	—	—	—

Schwab U.S. Large-Cap ETF
Commencement of trading 11/3/09 through 8/31/12	—	—	—	—	—	—

Schwab U.S. Large-Cap Growth ETF
Commencement of trading 12/11/10 through 8/31/12	—	—	—	—	—	—

Schwab U.S. Large-Cap Value ETF
Commencement of trading 12/11/10 through 8/31/12	—	—	—	—	—	—

Schwab U.S. Mid-Cap ETF
Commencement of trading 01/13/11 through 8/31/12	—	—	—	—	—	—

Schwab U.S. Small-Cap ETF
Commencement of trading 11/3/09 through 8/31/12	1	—	—	—	—	—

Schwab U.S. Dividend Equity ETF
Commencement of trading 10/20/11 through 8/31/12	—	—	—	—	—	—

 125

Investment Advisory Agreement Approval

The Investment Company Act of 1940 (the “1940 Act”) requires that initial approval of, as well as the continuation of, a fund’s investment advisory agreement must be specifically approved (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or “interested persons” of any party (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the fund’s trustees must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the investment advisory agreement.

The Board of Trustees (the “Board” or the “Trustees”, as appropriate) calls and holds a meeting each year that is dedicated, in part, to considering whether to renew the investment advisory agreement between Schwab Strategic Trust (the “Trust”) and Charles Schwab Investment Management, Inc. (“CSIM”) (the “Agreement”) with respect to the existing funds in the Trust, including Schwab U.S. Broad Market ETF, Schwab U.S. Large-Cap ETF, Schwab U.S. Large-Cap Growth ETF, Schwab U.S. Large-Cap Value ETF, Schwab U.S. Mid-Cap ETF, Schwab U.S. Small-Cap ETF and Schwab U.S. Dividend Equity ETF (the “Funds”), and to review certain other agreements pursuant to which CSIM provides investment advisory services to certain other registered investment companies. In preparation for the meeting(s), the Board requests and reviews a wide variety of materials provided by CSIM, including information about CSIM’s affiliates, personnel and operations. The Board also receives extensive data provided by third parties. This information is in addition to the detailed information about the Fund that the Board reviews during the course of each year, including information that relates to Fund operations and Fund performance. In addition, the Independent Trustees meet in executive session outside the presence of fund management and participate in question and answer sessions with representatives of CSIM.

The Board, including a majority of the Independent Trustees, considered information specifically relating to its consideration of the continuance of the Agreement with respect to the Funds at a meeting held on August 28, 2012, and approved the renewal of the Agreement with respect to the Funds for an additional one year term. The Board’s approval of the Agreement with respect to the Funds was based on consideration and evaluation of a variety of specific factors discussed at these meetings and at prior meetings, including:

1.	the nature, extent and quality of the services provided to the Funds under the Agreement, including the resources of CSIM and its affiliates dedicated to the Funds;

2.	each Fund’s investment performance and how it compared to that of certain other comparable exchange-traded funds;

3.	each Fund’s expenses and how those expenses compared to those of certain other comparable exchange-traded funds;

4.	the profitability of CSIM and its affiliates, including Charles Schwab & Co., Inc. (“Schwab”), with respect to the Funds, including both direct and indirect benefits accruing to CSIM and its affiliates; and

5.	the extent to which economies of scale would be realized as the Funds grow and whether fee levels in the Agreement reflect those economies of scale for the benefit of fund investors.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by CSIM to the Funds and the resources of CSIM and its affiliates dedicated to the Funds. In this regard, the Trustees evaluated, among other things, CSIM’s personnel, experience, track record and compliance program. The Trustees also considered Schwab’s wide range of products, services, and channel alternatives such as free advice, investment research tools and Internet access and an array of account features that benefit the Funds and their shareholders. The Trustees also considered Schwab’s excellent reputation as a full service brokerage firm and its overall financial condition. Finally, the Trustees considered that the vast majority of the Funds’ shareholders are also brokerage clients of Schwab. Following such evaluation, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of services provided by CSIM to the Funds and the resources of CSIM and its affiliates dedicated to the funds supported renewal of the Agreement with respect to the Funds.

Fund Performance. The Board considered each Fund’s performance in determining whether to renew the Agreement with respect to the Fund. Specifically, the Trustees considered each Fund’s performance relative to a peer category of other exchange-traded funds and appropriate indices/benchmarks, in light of total return, yield, if applicable, and market trends. As part of this review, the Trustees considered the composition of the peer category, selection criteria and the reputation of the third party who prepared the peer category analysis. In evaluating the performance of the Funds, the Trustees considered both risk and shareholder risk expectations for such Fund and the appropriateness of the benchmark used to compare the performance of the Fund. The Trustees further considered the level of Fund performance in the context of its review of Fund expenses and adviser profitability discussed below. Following such

126

evaluation the Board concluded, within the context of its full deliberations, that the performance of the Fund supported renewal of the Agreement with respect to the Funds.

Fund Expenses. With respect to the Funds’ expenses, the Trustees considered the rate of compensation called for by the Agreement, and each Fund’s operating expense ratio, in comparison to those of other comparable exchange-traded funds, such peer groups and comparisons having been selected and calculated by an independent third party. The Trustees also considered fees charged by CSIM to mutual funds that it manages. Following such evaluation, the Board concluded, within the context of its full deliberations, that the expenses of the Fund are reasonable and supported renewal of the Agreement with respect to the Funds.

Profitability. With regard to profitability, the Trustees considered the compensation flowing to CSIM and its affiliates, directly or indirectly. In this connection, the Trustees reviewed management’s profitability analyses. The Trustees also considered any other benefits derived by CSIM from its relationship with the Funds, such as whether, by virtue of its management of the Funds, CSIM obtains investment information or other research resources that aid it in providing advisory services to other clients. The Trustees considered whether the varied levels of compensation and profitability with respect to the Funds under the Agreement and other service agreements were reasonable and justified in light of the quality of all services rendered to the Funds by CSIM and its affiliates. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the profitability of CSIM is reasonable and supported renewal of the Agreement with respect to the Funds.

Economies of Scale. The Trustees considered the existence of any economies of scale and whether those are passed along to the Funds’ shareholders by way of the relatively low advisory fee and unitary fee structure of the Funds. Based on this evaluation, and in consideration of the previously negotiated commitments made by CSIM and Schwab as discussed above, the Board concluded, within the context of its full deliberations, that the Fund obtains reasonable benefit from economies of scale.

In the course of their deliberations, the Trustees did not identify any particular information or factor that was all important or controlling. Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, approved the continuation of the Agreement with respect to the Funds and concluded that the compensation under the Agreement with respect to the Funds is fair and reasonable in light of such services and expenses and such other matters as the Trustees have considered to be relevant in the exercise of their reasonable judgment.

 127

Trustees and Officers

The tables below give information about the trustees and officers for the Schwab Strategic Trust which includes the funds covered in this report. The “Fund Complex” includes the Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust, Laudus Trust and Laudus Institutional Trust. The Fund Complex includes 91 funds.

The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the Statement of Additional Information, which is available free by calling 1-800-435-4000.

 Independent Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served1)	During the Past Five Years	the Trustee	Other Directorships

Robert W. Burns 1959 Trustee (Trustee of Schwab Strategic Trust since 2009.)	Retired (January 2009 – present). Consulting Managing Director, PIMCO (investment adviser) (January 2003 – December 2008); Managing Director, PIMCO (February 1999 – December 2002); President and Trustee, PIMCO Funds and PIMCO Variable Insurance Trust (investments) (February 1994 – May 2005).	17	Director, PS Business Parks, Inc. (2005 – Feb. 2012).
Trustee, PIMCO Funds (investment company consisting of 84 portfolios) (1997 – 2008).
Trustee, PIMCO Variable Insurance Trust (investment company consisting of 16 portfolios) (1997 – 2008).
Director and Chairman, PIMCO Strategic Global Government Fund (investment company consisting of one portfolio) (1997 – 2008).
Director, PCM Fund, Inc. (investment company consisting of one portfolio) (1997 – 2008).

Mark A. Goldfarb 1952 Trustee (Trustee of Schwab Strategic Trust since 2009.)	Founder and Managing Director, SS&G, Inc. (certified public accountants and advisers) (May 1987 – present).	17	None

Charles A. Ruffel 1956 Trustee (Trustee of Schwab Strategic Trust since 2009.)	Advisor (January 2008 – present) and Chief Executive Officer (January 1998 – January 2008), Asset International, Inc. (publisher of financial services information); Managing Partner and Co-Founder, Kudu Advisors, LLC (financial services) (June 2008 – present).	17	None

128

 Interested Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served )	During the Past Five Years	the Trustee	Other Directorships

Walter W. Bettinger II2 1960 Trustee (Trustee of Schwab Strategic Trust since 2009.)	As of October 2008, President and Chief Executive Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation. Since October 2008, Director, The Charles Schwab Corporation. Since May 2008, Director, Charles Schwab & Co., Inc. and Schwab Holdings, Inc. Since 2006, Director, Charles Schwab Bank. From 2004 through 2007, Executive Vice President and President, Schwab Investor Services. From 2004 through 2005, Executive Vice President and Chief Operating Officer, Individual Investor Enterprise, and from 2002 through 2004, Executive Vice President, Corporate Services. Until October 2008, President and Chief Operating Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation.	91	None

 Officers of the Trust

Name, Year of Birth, and Position(s)
with the trust; (Terms of office, and
length of Time Served3)	Principal Occupations During the Past Five Years

Marie Chandoha 1961 President and Chief Executive Officer (Officer of Schwab Strategic Trust since 2010.)	Executive Vice President, Charles Schwab & Co., Inc. (Sept. 2010 – present); Director, President and Chief Executive Officer (Dec. 2010 – present), Chief Investment Officer (Sept. 2010 – Oct. 2011), Charles Schwab Investment Management, Inc.; President, Chief Executive Officer (Dec. 2010 – present), and Chief Investment Officer (Sept. 2010 – Oct. 2011), Schwab Funds, Laudus Funds and Schwab ETFs; Global Head of Fixed Income Business Division, BlackRock, Inc. (formerly Barclays Global Investors) (March 2007 – August 2010); Co-Head and Senior Portfolio Manager, Wells Capital Management (June 1999 – March 2007).

George Pereira 1964 Treasurer and Principal Financial Officer (Officer of Schwab Strategic Trust since 2009.)	Senior Vice President and Chief Financial Officer (Nov. 2004 – present); Chief Operating Officer (Jan. 2011 – present), Charles Schwab Investment Management, Inc.; Treasurer and Chief Financial Officer, Laudus Funds (June 2006 – present); Treasurer and Principal Financial Officer, Schwab Funds (Nov. 2004 – present) and Schwab ETFs (Oct. 2009 – present); Director, Charles Schwab Worldwide Fund, PLC and Charles Schwab Asset Management (Ireland) Limited (April 2005 – present); Treasurer, Chief Financial Officer and Chief Accounting Officer, Excelsior Funds Inc., Excelsior Tax-Exempt Funds, Inc., and Excelsior Funds Trust (June 2006 – June 2007).

Omar Aguilar 1970 Senior Vice President and Chief Investment Officer – Equities (Officer of Schwab Strategic Trust since 2011.)	Senior Vice President and Chief Investment Officer — Equities, Charles Schwab Investment Management, Inc. (April 2011 – present); Senior Vice President and Chief Investment Officer — Equities, Schwab Funds and Laudus Funds (June 2011 – present); Head of the Portfolio Management Group and Vice President of Portfolio Management, Financial Engines, Inc. (May 2009 – April 2011); Head of Quantitative Equity, ING Investment Management (July 2004 – Jan. 2009).

Brett Wander 1961 Senior Vice President and Chief Investment Officer – Fixed Income (Officer of Schwab Strategic Trust since 2011.)	Senior Vice President and Chief Investment Officer – Fixed Income, Charles Schwab Investment Management, Inc. (April 2011 – present); Senior Vice President and Chief Investment Officer – Fixed Income, Schwab Funds and Laudus Funds (June 2011 – present); Senior Managing Director, Global Head of Active Fixed Income Strategies, State Street Global Advisors (Jan. 2008 – Oct. 2010); Director of Alpha Strategies, Loomis, Sayles & Company (April 2006 – Jan. 2008); Managing Director, Head of Market-Based Strategies State Street Research (August 2003 – Jan. 2005).

 129

 Officers of the Trust (continued)

Name, Year of Birth, and Position(s)
with the trust; (Terms of office, and
length of Time Served3)	Principal Occupations During the Past Five Years

David Lekich 1964 Secretary and Chief Legal Officer (Officer of Schwab Strategic Trust since 2011.)	Senior Vice President, Charles Schwab & Co., Inc. (Sept. 2011 – present); Senior Vice President and Chief Counsel, Charles Schwab Investment Management Inc. (Sept. 2011 – present); Vice President, Charles Schwab & Co., Inc., (March 2004 – Sept. 2011) and Charles Schwab Investment Management, Inc. (Jan 2011 – Sept. 2011); Secretary (April 2011 – present) and Chief Legal Officer (Dec. 2011 – present), Schwab Funds (April 2011 – present); Vice President and Assistant Clerk, Laudus Funds (April 2011 – present); Secretary (May 2011 – present) and Chief Legal Officer (Nov. 2011 – present), Schwab ETFs.

Catherine MacGregor 1964 Vice President and Assistant Secretary (Officer of Schwab Strategic Trust since 2009.)	Vice President, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc. (July 2005 – present); Vice President (Dec. 2005 – present), Chief Legal Officer and Clerk (March 2007 – present), Laudus Funds; Vice President (Nov. 2005 – present) and Assistant Secretary (June 2007 – present), Schwab Funds; Vice President and Assistant Secretary, Schwab ETFs (Oct. 2009 – present).

[1]	Each Trustee shall hold office until the election and qualification of his or her successor, or until he or she dies, resigns or is removed. The Trust’s retirement policy requires that independent trustees retire by December 31 of the year in which the Trustee turns 72 or the Trustee’s twentieth year of service as an independent trustee, whichever comes first.
[2]	Mr. Bettinger is an Interested Trustee because he owns stock of The Charles Schwab Corporation, the parent company of the investment adviser.
[3]	The President, Treasurer and Secretary hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.

130

Glossary

ask See “offer.”

asset allocation The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage to help offset risks and rewards, based on your goals, time horizon and risk tolerance.

asset class A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.

authorized participant (AP) A large institutional investor that places orders for creation units with the funds’ distributor.

beta A historical measure of an investment’s volatility relative to a market index (usually the S&P 500®). The index is defined as having a beta of 1.00. Investments with a beta higher than 1.00 have been more volatile than the index; those with a beta of less than 1.00 have been less volatile.

bid The highest price at which someone is willing to buy a security.

cap, capitalization See “market cap.”

capital gain, capital loss The difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the gain or loss is still “on paper” and is considered unrealized.

commencement of operations The date that the first NAV was calculated.

creation unit (C.U.) A basket of securities that is delivered by an authorized participant (AP) to the fund equal to the current holdings of the ETF, plus a designated cash component. In return, the APs receive a large block of ETF shares (typically 50,000 shares), which investors can then buy and sell in the secondary market.

dividend yield A stock’s indicated annual dividend divided by current price. At the portfolio level, it is the value-weighted average of the dividend yield of the securities in the portfolio.

exchange A marketplace, or any organization or group that provides or maintains a marketplace for trading securities, options, futures, or commodities.

expense ratio The amount that is taken from the fund’s assets each year to cover the operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets a year.

gross domestic product (GDP) The output of goods and services produced by labor and property located in the United States.

inception date The date that the shares began trading in the secondary market.

indicative optimized portfolio value (IOPV) A calculation disseminated by the stock exchange that approximates the fund’s NAV every 15 seconds throughout the trading day.

liquidity The ability to convert a security or asset quickly into cash.

market cap, market capitalization The value of a company as determined by the total value of all shares of its stock outstanding.

market price return The return based on the change in market price per share of the fund over a given time period. Market price returns assume that dividends and capital gain distributions have been reinvested in the fund at market price.

median market cap The midpoint of the range of market caps of the stocks held by a fund. There are different ways of calculating median market cap. With a simple median, half of the stocks in the fund’s portfolio would be larger than the median, and half would be smaller. With a weighted median (the type that is calculated for these funds), half of the fund’s assets are invested in stocks that are larger than the median market cap, and half in stocks that are smaller.

MSCI EAFE (Europe, Australasia, Far East) Index A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

net asset value (NAV) The value of one share of a fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding.

NAV return The return based on the change in NAV of the fund over a given time period. NAV returns assume that dividends and capital gain distributions have been reinvested in the fund.

offer (ask) The lowest price at which an individual is willing to sell a security.

open The price at which a security opened for trading on a given day.

outstanding shares, shares outstanding When speaking of the fund, indicates all shares currently held by investors.

price-to-book ratio (P/B)  The market price of a company’s stock compared with its “book value.” A mutual fund’s P/B is the weighted average of the P/B of all stocks in the fund’s portfolio.

price-to-earnings ratio (P/E)  The market price of a company’s stock compared with earnings over the past year. A mutual fund’s P/E is the weighted average of the P/E of all stocks in the fund’s portfolio.

primary market The market that deals with the issuance of new securities.

S&P 500 Index A market capitalization index that is designed to measure the performance of 500 leading publicly held companies in leading industries of the U.S. economy.

 131

SEC yield A standard yield calculation developed by the Securities and Exchange Commission (SEC) that allows for fairer comparisons of bond funds. It is based on the most recent 30-day period covered by the fund’s filings with the SEC. The yield figure reflects the dividends and interest earned during the period, after the deduction of the fund’s expenses. This is also referred to as the “standardized yield.”

sampling If a fund uses a sampling method, the fund will not fully replicate the benchmark index and may hold securities not included in the index. A fund that utilizes a sampling approach may not track the return of the index.

secondary market The market in which investors purchase securities from other investors rather than directly from the issuing companies. Organized exchanges facilitate the trading of securities in the secondary market.

spread The gap between bid and ask prices of a security.

stock A share of ownership, or equity, in the issuing company.

total return The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.

tracking error The difference between the performance of the fund and its benchmark index, positive or negative.

132

PRIVACY NOTICE
 THIS IS NOT PART OF THE SHAREHOLDER REPORT

A Commitment to Your Privacy

Your Privacy Is Not for Sale

We do not and will not sell your personal information to anyone, for any reason.

We are committed to protecting the privacy of information we maintain about you. Below are details about our commitment, including the types of information we collect and how we use and share that information. This Privacy Notice applies to you only if you are an individual who invests directly in the funds by placing orders through the funds’ transfer agent. If you place orders through your brokerage account at Charles Schwab & Co., Inc. or an account with another broker-dealer, investment advisor, 401(k) plan, employee benefit plan, administrator, bank or other financial intermediary, you are covered by the privacy policies of that financial institution and should consult those policies.

How We Collect Information About You

We collect personal information about you in a number of ways.

•	APPLICATION AND REGISTRATION INFORMATION.

We collect personal information from you when you open an account or utilize one of our services. We may also collect information about you from third parties such as consumer reporting agencies to verify your identity. The information we collect may include personal information, including your Social Security number, as well as details about your interests, investments and investment experience.

•	TRANSACTION AND EXPERIENCE INFORMATION.

Once your account has been opened, we collect and maintain personal information about your account activity, including your transactions, balances, positions and history. This information allows us to administer your account and provide the services you have requested.

•	WEBSITE USAGE.

When you visit our websites, we may use devices known as “cookies,” graphic interchange format files (GIFs), or other similar web tools to enhance your web experience. These tools help us to recognize you, maintain your web session, and provide a more personalized experience. To learn more, please click the Privacy link on our website.

How We Share and Use Your Information

We provide access to information about you to our affiliated companies, outside companies and other third parties in certain limited circumstances, including:

•	to help us process transactions for your account;

•	when we use other companies to provide services for us, such as printing and mailing your account statements;

•	when we believe that disclosure is required or permitted under law (for example, to cooperate with regulators or law enforcement, resolve consumer disputes, perform credit/authentication checks, or for risk control).

State Laws

We will comply with state laws that apply to the disclosure or use of information about you.

Safeguarding Your Information — Security Is a Partnership

We take precautions to ensure the information we collect about you is protected and is accessed only by authorized individuals or organizations.

Companies we use to provide support services are not allowed to use information about our shareholders for their own purposes and are contractually obligated to maintain strict confidentiality. We limit their use of information to the performance of the specific services we have requested.

We restrict access to personal information by our employees and agents. Our employees are trained about privacy and are required to safeguard personal information.

We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Contact Us

To provide us with updated information, report suspected fraud or identity theft, or for any other questions, please call the number below.

Schwab ETFtm direct investors:  1-800-435-4000

© 2012 Schwab ETFs. All rights reserved.

 133

Notes

Notes

Notes

Schwab ETFstmare designed to be low-cost, diversified investments. Each fund follows broad market indices and provides exposure to specific segments of the market, making each a solid investment option for the core portions of an investor portfolio. The list to the right shows all currently available Schwab ETFs.

Investors should carefully consider information contained in the prospectus, including investment objectives, risks, charges and expenses before investing. Please call 1-800-435-4000 for a prospectus and brochure for any Schwab ETF. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.

Proxy Voting Policies, Procedures and Results

A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting the Schwab ETFs’ website at www.schwabetfs.com, the SEC’s website at http://www.sec.gov, or by contacting Schwab ETFs at 1-800-435-4000.

Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting the fund’s website at www.schwabetfs.com or the SEC’s website at http://www.sec.gov.

Schwab ETFs

U.S. ETFs
Schwab U.S. Broad Market ETFtm
Schwab U.S. Large-Cap ETFtm
Schwab U.S. Large-Cap Growth ETFtm
Schwab U.S. Large-Cap Value ETFtm
Schwab U.S. Mid-Cap ETFtm
Schwab U.S. Small-Cap ETFtm
Schwab U.S. Dividend Equity ETFtm
Schwab U.S. REIT ETFtm

International ETFs
Schwab International Equity ETFtm
Schwab International Small-Cap Equity ETFtm
Schwab Emerging Markets Equity ETFtm

Fixed Income ETFs
Schwab U.S. Aggregate Bond ETFtm
Schwab Short-Term U.S. Treasury ETFtm
Schwab Intermediate-Term U.S. Treasury ETFtm
Schwab U.S. TIPS ETFtm

Investment Adviser
Charles Schwab Investment Management, Inc.
211 Main Street, San Francisco, CA 94105

Schwab ETFstm
1-800-435-4000

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.
© 2012 Charles Schwab Investment Management, Inc. All rights reserved.
Printed on recycled paper.
MFR57932-02
00088952

Annual report dated August 31, 2012, enclosed.

Schwab International ETFs

Schwab International
Equity ETFtm

Schwab International Small-Cap
Equity ETFtm

Schwab Emerging Markets
Equity ETFtm

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This wrapper is not part of the shareholder report.

Schwab International ETFs

Annual Report
August 31, 2012

Schwab International
Equity ETFtm

Schwab International Small-Cap
Equity ETFtm

Schwab Emerging Markets
Equity ETFtm

This page is intentionally left blank.

In This Report

Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM).
Distributor: SEI Investments Distribution Co. (SIDCO).

The Sector/Industry classifications in this report use the Global Industry Classification Standard (GICS) which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s (S&P). GICS is a service mark of MSCI and S&P and has been licensed for use by Charles Schwab & Co., Inc. The Industry classifications used in the schedules of Portfolio Holdings are sub-categories of Sector classifications.

Performance at a Glance

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. To obtain performance information current to the most recent month end, please visit www.schwabetfs.com.

Total Return for the Report Period

Schwab International Equity ETFtm (Ticker Symbol: SCHF)

NAV Return[1]	-0.79%	*
Market Price Return[1]	-0.27%
FTSE Developed ex-US Index	-0.85%
ETF Category: Morningstar Foreign Large Blend[2]	-1.62%

Performance Details	pages 6-7

Schwab International Small-Cap Equity ETFtm (Ticker Symbol: SCHC)

NAV Return[1]	-5.91%
Market Price Return[1]	-5.35%
FTSE Developed Small Cap ex-US Liquid Index	-6.14%
ETF Category: Morningstar Foreign Small/Mid Blend[2]	-6.67%

Performance Details	pages 8-9

Schwab Emerging Markets Equity ETFtm (Ticker Symbol: SCHE)

NAV Return[1]	-7.04%
Market Price Return[1]	-6.62%
FTSE All-Emerging Index	-6.64%
ETF Category: Morningstar Diversified Emerging Markets[2]	-5.83%

Performance Details	pages 10-11

All fund and index figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

Investment returns will fluctuate and are subject to market volatility, so that an investor’s shares, when redeemed or sold, may be worth more or less than their original cost. Unlike mutual funds, shares of ETFs are not individually redeemable directly with the ETF. Shares are bought and sold at market price (not NAV). Brokerage commissions will reduce returns.

Index ownership — “FTSE®” is a trademark jointly owned by the London Stock Exchange plc and The Financial Times Limited and is used by FTSE International Limited (“FTSE”) under license. FTSE does not sponsor, endorse or promote Schwab ETFs and does not accept any liability in relation to their issue, operation and trading.

*	Total return for the report period presented in the table differs from the return in the Financial Highlights. The total return presented in the above table is calculated based on the NAV at which shareholder transactions were processed. The total return presented in the Financial Highlights section of the report is calculated in the same manner, but also takes into account certain adjustments that are necessary under generally accepted accounting principles required in the annual and semiannual reports.
[1]	The fund’s per share net asset value (“NAV”) is the value of one share of the fund. NAV is calculated by taking the fund’s total assets (including the market value of securities owned), subtracting liabilities, and dividing by the number of shares outstanding. The NAV Return is based on the NAV of the fund, and the Market Price Return is based on the market price per share of the fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the fund are listed for trading, as of the time that the fund’s NAV is calculated. Market Price and NAV returns assume that dividends and capital gain distributions have been reinvested in the fund at Market Price and NAV, respectively.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all passively- and actively-managed ETFs within the category as of the report date.

2 Schwab International ETFs

From the President

Marie Chandoha is President and CEO of Charles Schwab Investment Management, Inc. and the funds covered in this report.

Dear Shareholder,

As President and CEO of Charles Schwab Investment Management, Inc., I’d like to thank you for trusting us to help you meet your investment objectives, and for reading this important report concerning the Schwab International ETFs. For the 12 months ended August 31, 2012, international stocks endured strong headwinds and lackluster global growth, posting mixed returns in local-currency terms that generally translated into losses in U.S. dollar terms as many major currencies depreciated versus the U.S. dollar.

European developments dominated the headlines, while economic growth around the globe remained subdued. The euro zone continued to face challenging times amid economic austerity measures brought on by the region’s sovereign debt crisis. The European Central Bank worked diligently in this environment to ensure stability and adequate liquidity in the financial markets. Greece restructured its debt in 2012, giving investor confidence a temporary lift, but attention soon turned to the much larger debt markets of Italy and Spain. Emerging economies generally faced slower-growth scenarios, while economic activity in China—a relative bright spot among developing markets in recent years—slowed but remained robust.

The often-challenging international backdrop translated into declines for many major world currencies versus the U.S. dollar, weighing on international stock returns for U.S. investors. Illustrating this performance, the FTSE Developed ex-US Index (Net) returned -0.85% in U.S. dollar terms, weighed down by modest declines in the value of Australian, Canadian, British, and Japanese

 Asset Class Performance Comparison % returns during the report period

This graph compares the performance of various asset classes during the report period. Final performance figures for the period are in the key below.

18.00%	S&P 500® Index: measures U.S. large-cap stocks

13.40%	Russell 2000® Index: measures U.S. small-cap stocks

0.47%	MSCI EAFE® Index: measures (in U.S. dollars) large-cap stocks in Europe, Australasia and the Far East

5.78%	Barclays U.S. Aggregate Bond Index: measures the U.S. bond market

0.05%	Three-Month U.S. Treasury Bills (T-bills): measures short-term U.S. Treasury obligations

These figures assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and you cannot invest in them directly. Remember that past performance is not an indication of future results.

Data source: Index provider websites and Charles Schwab Investment Management, Inc.

Nothing in this report represents a recommendation of a security by the investment adviser.

Manager views and portfolio holdings may have changed since the report date.

Schwab International ETFs 3

From the President continued

The often-challenging international backdrop translated into declines for many major world currencies versus the U.S. dollar, weighing on international stock returns for U.S. investors.

currencies relative to the U.S. dollar, in addition to the double-digit depreciation of the euro. Losses for international small-cap and emerging-market stocks were generally more pronounced in U.S. dollar terms.

Thank you for investing in the Schwab International ETFs. As you may be aware, we recently announced that effective September 20, 2012, we reduced the operating expense ratios (OERs) on our entire suite of ETFs. As a result, Schwab ETFs now have some of the lowest OERs in their respective Lipper categories.*

We encourage you to review your investment portfolio regularly to ensure that it meets your current financial plan. For answers to frequently asked questions or for more information about the Schwab International ETFs, please visit www.schwabetfs.com. We are also happy to hear from you at 1-800-435-4000.

Sincerely,

Indices are unmanaged, do not incur management fees, costs and expenses, and cannot be invested in directly. Index return figures assume dividends and distributions were reinvested.

*	This claim is based on expense ratio data comparisons between Schwab and non-Schwab ETFs in their respective Lipper categories. Expense ratio data for non-Schwab ETFs were obtained from the funds’ prospectuses as of 9/4/12. Expense ratio data for Schwab ETFstm are as of 9/20/12. ETFs in the same Lipper category may track different indexes, have differences in holdings, and show different performances. Expense ratios are subject to change. Information has been sourced from Lipper, a Thomson Reuters Company (“Lipper Content”). All such information is protected by copyright: © 2012 THOMSON REUTERS. All rights reserved.

4 Schwab International ETFs

Fund Management

Agnes Hong, CFA, a managing director and portfolio manager of the investment adviser, has day-to-day responsibility for the co-management of the funds. Prior to joining the firm in September 2009, she worked for five years as a portfolio manager for a major asset management firm. Prior to that, she worked in strategy and management consulting for five years. In addition, she also worked as a senior product manager servicing global financial services clients.

Ferian Juwono, CFA, a managing director and portfolio manager of the investment adviser, has day-to-day responsibility for the co-management of the funds. Prior to joining the firm in May 2010, he was a portfolio manager at a major asset management firm for three years. Before that position, he was a senior business analyst at a major financial firm for nearly two years. In addition, he was a senior financial analyst at a regional banking firm for four years.

Schwab International ETFs 5

Schwab International Equity ETF™

The Schwab International Equity ETF (the fund) seeks to track as closely as possible, before fees and expenses, the total return of the FTSE Developed ex-US Index (the index). The index is comprised of large- and mid-capitalization companies in developed countries outside the U.S., as defined by the index provider. The index defines the large- and mid-capitalization universe as approximately the top 90% of the eligible universe. The fund invests in a representative sample of securities included in the index that collectively has a similar profile to the index. Due to the use of representative sampling, the fund may not hold all of the securities included in the index.

During the 12-month period that ended August 31, 2012, the fund closely tracked the index. The fund’s market price return was -0.27% and its NAV return was -0.79% (for an explanation of the market price and NAV returns, please refer to footnote 2 on the following page). The index returned -0.85% during the same period. Because the return of the index does not include operational and transactional costs, the return of the fund tends to differ from that of the index.

Market Highlights. Large- and mid-cap international stocks generated modestly negative overall returns in U.S. dollar terms, with country markets in the index generating mixed results. The euro zone’s sovereign debt crisis weighed on the performance of international stocks, as did lackluster overall growth in developed economies around the world. The decline of most major currencies from the British pound to Swiss franc versus the U.S. dollar also reduced international stock returns in U.S. dollar terms.

Contributors and Detractors. U.K. stocks were some of the biggest contributors to the index’s return, and to the return of the fund. The large average weight of this market reflected part of the reason for this contribution, with shares of U.K. companies representing approximately 19% of the fund. Stocks of U.K. companies benefitted from being alternatives to the crisis-plagued euro zone. U.K. stocks returned nearly 8% in U.S. dollar terms, a return that would have been higher for U.S. investors if not for the roughly 2% depreciation of the British pound versus the U.S. dollar. The fund’s holdings of mobile communications provider Vodafone Group provided one example of this market’s performance, returning approximately 19% for the fund.

German stocks, which represented an average weight of nearly 7%, also provided meaningful contributions. Shares of German companies returned approximately 5% for the fund in U.S. dollar terms, benefitting from the country’s safe-haven allure compared with many of Europe’s more debt-challenged members. Although modest once converted into U.S. dollars, the return on German stocks was far more significant in local-currency terms that excluded the euro’s roughly 12% decline versus the U.S. dollar. Shares of pharmaceutical manufacturer Bayer AG provided one example of the performance of German stocks, returning 24% for the fund.

Japanese stocks were some of the bigger detractors from the performance of the index, and from the performance of the fund. Shares of Japanese companies represented an average weight of approximately 17% of the fund. With Japan continuing to grapple with deflation and uninspiring economic growth, stocks in the country returned approximately -5% in U.S. dollar terms, which included a 2% depreciation in the value of the yen relative to the U.S. dollar. Shares of imaging solutions company Canon Inc. provided one example of the performance of Japanese stocks, returning -25% for the fund.

As of 08/31/12:

 Statistics

Number of Holdings	1,078
Weighted Average Market Cap ($ x 1,000,000)	$46,533
Price/Earnings Ratio (P/E)	18.6
Price/Book Ratio (P/B)	1.1
Portfolio Turnover Rate[1]	8%

 Sector Weightings % of Investments

Financials	23.8%
Industrials	12.0%
Consumer Staples	11.3%
Consumer Discretionary	10.3%
Materials	10.1%
Energy	9.7%
Health Care	8.6%
Information Technology	5.6%
Telecommunication Services	4.9%
Utilities	3.7%
Total	100.0%

 Top Equity Holdings % of Net Assets2

Nestle S.A. – Reg’d	1.7%
Samsung Electronics Co., Ltd. GDR – Reg’d	1.3%
Novartis AG – Reg’d	1.2%
HSBC Holdings plc	1.2%
Vodafone Group plc	1.1%
BP plc	1.1%
Royal Dutch Shell plc, A Shares	1.0%
Roche Holding AG	1.0%
Total S.A.	0.9%
GlaxoSmithKline plc	0.9%
Total	11.4%

Manager views and portfolio holdings may have changed since the report date.

An index is a statistical composite of a specified financial market or sector. Unlike the fund, an index does not actually hold a portfolio of securities and its return is not inclusive of operational and transaction costs incurred by the fund.

Investment returns will fluctuate and are subject to market volatility, so that an investor’s shares, when redeemed or sold, may be worth more or less than their original cost. Unlike mutual funds, shares of ETFs are not individually redeemable directly with the ETF.

Source of Sector Classification: S&P and MSCI.

[1]	Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.
[2]	This list is not a recommendation of any security by the investment adviser.

6 Schwab International ETFs

 Schwab International Equity ETFtm

Performance and Fund Facts as of 08/31/12

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. To obtain performance information current to the most recent month end, please visit www.schwabetfs.com.

November 3, 2009 – August 31, 2012
Performance of Hypothetical
$10,000 Investment1

 Average Annual Total Returns1

Fund and Inception Date	1 Year		Since Inception**

Fund: Schwab International Equity ETFtm (11/3/09)
NAV Return[2]	-0.79%	*	2.25%
Market Price Return[2]	-0.27%		2.46%
FTSE Developed ex-US Index	-0.85%		2.40%
ETF Category: Morningstar Foreign Large Blend[3]	-1.62%		2.93%

Fund Expense Ratio4: 0.13%

 Country Weightings % of Investments

United Kingdom	19.2%
Japan	16.3%
Canada	9.0%
France	8.4%
Australia	7.7%
Switzerland	7.3%
Germany	6.9%
Republic of Korea	5.0%
Hong Kong	4.2%
Sweden	2.7%
Other Countries	13.3%
Total	100.0%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

International investing may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles, or from economic or political instability in other nations.

Index ownership — “FTSE®” is a trademark jointly owned by the London Stock Exchange plc and The Financial Times Limited and is used by FTSE International Limited (“FTSE”) under license. FTSE does not sponsor, endorse or promote Schwab ETFs and does not accept any liability in relation to their issue, operation and trading.

*	Total return for the report period presented in the table differs from the return in the Financial Highlights. The total return presented in the above table is calculated based on the NAV at which shareholder transactions were processed. The total return presented in the Financial Highlights section of the report is calculated in the same manner, but also takes into account certain adjustments that are necessary under generally accepted accounting principles required in the annual and semiannual reports.
**	Inception represents the date that the shares began trading in the secondary market.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
[2]	The fund’s per share net asset value (“NAV”) is the value of one share of the fund. NAV is calculated by taking the fund’s total assets (including the market value of securities owned), subtracting liabilities, and dividing by the number of shares outstanding. The NAV Return is based on the NAV of the fund, and the Market Price Return is based on the market price per share of the fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the fund are listed for trading, as of the time that the fund’s NAV is calculated. NAV is used as a proxy for purposes of calculating Market Price Return on inception date. Market Price and NAV returns assume that dividends and capital gain distributions have been reinvested in the fund at Market Price and NAV, respectively.
[3]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all passively- and actively-managed ETFs within the category as of the report date.
[4]	As stated in the prospectus dated December 17, 2011. Effective September 20, 2012, the management fee was reduced to 0.09%. For more information, see financial note 4 or refer to the prospectus supplement dated September 20, 2012.

Schwab International ETFs 7

Schwab International Small-Cap Equity ETF™

The Schwab International Small-Cap Equity ETF (the fund) seeks to track as closely as possible, before fees and expenses, the total return of the FTSE Developed Small Cap ex-US Liquid Index (the index). The index is comprised of small-capitalization companies in developed countries outside the U.S., as defined by the index provider. The index defines the small-capitalization universe as approximately the bottom 10% of the eligible universe with a minimum free-float capitalization of $150 million. The fund invests in a representative sample of securities included in the index that collectively has a similar profile to the index. Due to the use of representative sampling, the fund may not hold all of the securities included in the index.

During the 12-month period that ended August 31, 2012, the fund closely tracked the index. The fund’s market price return was -5.35% and its NAV return was -5.91% (for an explanation of the market price and NAV returns, please refer to footnote 2 on the following page). The index returned -6.14% during the same period. Because the return of the index does not include operational and transactional costs, the return of the fund tends to differ from that of the index.

Market Highlights. Small-cap international stocks generated modestly negative overall returns in U.S. dollar terms, with country markets in the index generating mixed results. The euro zone’s sovereign debt crisis weighed on the performance of international stocks, as did lackluster overall growth in developed economies around the world. The decline of most major currencies from the British pound to Swiss franc versus the U.S. dollar also reduced international stock returns in U.S. dollar terms.

Contributors and Detractors. U.K. stocks were some of the biggest contributors to the index’s return, and to the return of the fund. The large average weight of this market reflected part of the reason for this contribution, with shares of U.K. companies representing approximately 17% of the fund. Stocks of U.K. companies benefitted from being alternatives to the crisis-plagued euro zone. U.K. stocks returned approximately 13% for the fund in U.S. dollar terms, a return that would have been higher still for U.S. investors if not for the roughly 2% depreciation of the British pound versus the U.S. dollar. Aberdeen Asset Management was a key U.K. performer. Stock of this large money management firm returned nearly 42% for the fund.

Singaporean stocks, which represented an average weight of nearly 2% of the fund, also positively contributed to performance. Stocks in Singapore returned approximately 4% for the fund in U.S. dollar terms, which included a roughly 3% decline in the value of Singapore’s dollar relative to the U.S. dollar. Like other countries in the region, Singapore faced its share of challenges, enduring economic contraction toward the latter part of the report period as manufacturing output slowed amid lackluster global demand. Shares of SATS Ltd. provided one example of this market’s performance. The ground-handling and in-flight catering company returned approximately 23% for the fund.

Japanese stocks were some of the bigger detractors from the fund’s performance. Shares of Japanese companies represented an average weight of approximately 15%. With Japan continuing to grapple with deflation and uninspiring economic growth, stocks in the country returned approximately -6% in U.S. dollar terms, which included a 2% depreciation in the value of the yen relative to the U.S. dollar. Shares of capacitor manufacturer and marketer Nichicon Corp. provided one example of the performance of Japanese stocks, returning -47% for the fund.

As of 08/31/12:

 Statistics

Number of Holdings	1,035
Weighted Average Market Cap ($ x 1,000,000)	$1,950
Price/Earnings Ratio (P/E)	25.5
Price/Book Ratio (P/B)	1.3
Portfolio Turnover Rate[1]	25%

 Sector Weightings % of Investments

Industrials	19.8%
Financials	18.3%
Consumer Discretionary	16.0%
Materials	12.9%
Energy	9.4%
Information Technology	7.6%
Consumer Staples	6.4%
Health Care	5.7%
Utilities	2.7%
Telecommunication Services	1.1%
Other	0.1%
Total	100.0%

 Top Equity Holdings % of Net Assets2

Catamaran Corp.	0.6%
Pembina Pipeline Corp.	0.5%
Franco-Nevad Corp.	0.5%
Athabasca Oil Corp.	0.5%
Metro, Inc.	0.5%
Progress Energy Resources Corp.	0.4%
Viterra, Inc.	0.4%
Baytex Energy Corp.	0.4%
Croda International plc	0.4%
Onex Corp.	0.3%
Total	4.5%

Manager views and portfolio holdings may have changed since the report date.

An index is a statistical composite of a specified financial market or sector. Unlike the fund, an index does not actually hold a portfolio of securities and its return is not inclusive of operational and transaction costs incurred by the fund.

Investment returns will fluctuate and are subject to market volatility, so that an investor’s shares, when redeemed or sold, may be worth more or less than their original cost. Unlike mutual funds, shares of ETFs are not individually redeemable directly with the ETF.

Source of Sector Classification: S&P and MSCI.

[1]	Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.
[2]	This list is not a recommendation of any security by the investment adviser.

8 Schwab International ETFs

 Schwab International Small-Cap Equity ETFtm

Performance and Fund Facts as of 08/31/12

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. To obtain performance information current to the most recent month end, please visit www.schwabetfs.com.

January 14, 2010 – August 31, 2012
Performance of Hypothetical
$10,000 Investment1

 Average Annual Total Returns1

Fund and Inception Date	1 Year	Since Inception*

Fund: Schwab International Small-Cap Equity ETFtm (1/14/10)
NAV Return[2]	-5.91%	2.18%
Market Price Return[2]	-5.35%	2.24%
FTSE Developed Small Cap ex-US Liquid Index	-6.14%	2.39%
ETF Category: Morningstar Foreign Small/Mid Blend[3]	-6.67%	1.50%

Fund Expense Ratio4: 0.35%

 Country Weightings % of Investments

Canada	21.9%
United Kingdom	19.3%
Japan	14.1%
Australia	7.2%
Germany	4.5%
Republic of Korea	4.3%
Hong Kong	3.9%
Switzerland	3.3%
France	3.0%
Sweden	2.5%
Other Countries	16.0%
Total	100.0%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

International investing may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles, or from economic or political instability in other nations.

Investments in smaller companies typically exhibit higher volatility.

Index ownership — “FTSE®” is a trademark jointly owned by the London Stock Exchange plc and The Financial Times Limited and is used by FTSE International Limited (“FTSE”) under license. FTSE does not sponsor, endorse or promote Schwab ETFs and does not accept any liability in relation to their issue, operation and trading.

*	Inception represents the date that the shares began trading in the secondary market.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
[2]	The fund’s per share net asset value (“NAV”) is the value of one share of the fund. NAV is calculated by taking the fund’s total assets (including the market value of securities owned), subtracting liabilities, and dividing by the number of shares outstanding. The NAV Return is based on the NAV of the fund, and the Market Price Return is based on the market price per share of the fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the fund are listed for trading, as of the time that the fund’s NAV is calculated. NAV is used as a proxy for purposes of calculating Market Price Return on inception date. Market Price and NAV returns assume that dividends and capital gain distributions have been reinvested in the fund at Market Price and NAV, respectively.
[3]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all passively- and actively-managed ETFs within the category as of the report date.
[4]	As stated in the prospectus dated December 17, 2011. Effective September 20, 2012, the management fee was reduced to 0.20%. For more information, see financial note 4 or refer to the prospectus supplement dated September 20, 2012.

Schwab International ETFs 9

Schwab Emerging Markets Equity ETF™

The Schwab Emerging Markets Equity ETF (the fund) seeks to track as closely as possible, before fees and expenses, the total return of the FTSE All-Emerging Index (the index). The index is comprised of the large- and mid-capitalization companies in emerging market countries, as defined by the index provider. The index defines the large- and mid-capitalization universe as approximately the top 90% of the eligible universe. The fund invests in a representative sample of securities included in the index that collectively has a similar profile to the index. Due to the use of representative sampling, the fund may not hold all of the securities included in the index.

During the 12-month period that ended August 31, 2012, the fund closely tracked the index. The fund’s market price return was -6.62% and its NAV return was -7.04% (for an explanation of the market price and NAV returns, please refer to footnote 2 on the following page). The index returned -6.64% during the same period. Because the return of the index does not include operational and transactional costs, the return of the fund tends to differ from that of the index.

Market Highlights. Emerging market stocks generated disappointing returns, as global economic growth softened and the euro zone’s sovereign debt crisis continued, while the country markets represented by the index generated mixed returns. Particularly weighing on performance were signs of a slowdown in manufacturing activity in countries such as Brazil and Taiwan, while China, Russia, and India were relative bright spots of economic activity.

Contributors and Detractors. Malaysian stocks were some of the biggest contributors to the index’s return, and to the return of the fund. The relatively large average weight of this market compared with other markets reflected part of the reason for this contribution. Shares of companies in Malaysia represented an average weight of approximately 5% of the fund. Malaysian stocks returned nearly 11% in U.S. dollar terms, a return that would have been higher for U.S. investors if not for the roughly 5% depreciation of the Malaysian ringgit versus the U.S. dollar. The fund’s shares of Malayan Banking provided one example of the performance of this market, returning 9% for the fund as Malaysia enjoyed moderate economic growth and unemployment levels that hovered around 3.1% in early 2012.

Turkish stocks, which represented an average weight of nearly 2%, also positively contributed to performance. Stocks in Turkey returned an impressive 22% for the fund in U.S. dollar terms, a return that was more noteworthy still when considering the roughly 6% decline in the value of Turkey’s lira relative to the U.S. dollar. Turkey enjoyed respectable economic growth in recent years, holding up better than many other economies around the world. Shares of retail and commercial banking company Turkiye Garanti Bankasi provided one example of the performance of Turkish stocks, returning approximately 21% for the fund.

Brazilian stocks were some of the most significant detractors from the performance of the index and fund. Shares of companies in Brazil represented an average weight of approximately 18%. With Brazil facing decelerating economic growth, lighter demand for private-sector loans, and continuing to grapple with inflation concerns, stocks in the country returned approximately -16% in U.S. dollar terms. However, returns would have been far better for U.S. investors if not for the sharp 22% depreciation in the value of Brazil’s real relative to the U.S. dollar. ADRs representing common stock of metals producer Vale SA provided one example of the performance of Brazilian stocks, returning -39% for the fund.

As of 08/31/12:

 Statistics

Number of Holdings	611
Weighted Average Market Cap ($ x 1,000,000)	$29,315
Price/Earnings Ratio (P/E)	13.6
Price/Book Ratio (P/B)	1.4
Portfolio Turnover Rate[1]	9%

 Sector Weightings % of Investments

Financials	26.7%
Energy	14.9%
Materials	11.8%
Telecommunication Services	9.8%
Consumer Staples	9.8%
Information Technology	9.0%
Consumer Discretionary	6.1%
Industrials	5.9%
Utilities	4.0%
Health Care	1.5%
Other	0.5%
Total	100.0%

 Top Equity Holdings % of Net Assets2

Taiwan Semiconductor Manufacturing Co, Ltd. ADR	2.4%
China Mobile Ltd.	2.0%
Petroleo Brasileiro S.A. ADR, Pfd	1.8%
America Movil S.A.B. de C.V., Series L	1.5%
China Construction Bank Corp., H Shares	1.5%
Gazprom OAO ADR	1.4%
Companhia de Bebidas das Americas ADR	1.3%
Petroleo Brasileiro S.A. ADR	1.2%
MTN Group Ltd.	1.2%
LUKOIL OAO ADR	1.1%
Total	15.4%

Manager views and portfolio holdings may have changed since the report date.

An index is a statistical composite of a specified financial market or sector. Unlike the fund, an index does not actually hold a portfolio of securities and its return is not inclusive of operational and transaction costs incurred by the fund.

Investment returns will fluctuate and are subject to market volatility, so that an investor’s shares, when redeemed or sold, may be worth more or less than their original cost. Unlike mutual funds, shares of ETFs are not individually redeemable directly with the ETF.

Source of Sector Classification: S&P and MSCI.

[1]	Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.
[2]	This list is not a recommendation of any security by the investment adviser.

10 Schwab International ETFs

 Schwab Emerging Markets Equity ETFtm

Performance and Fund Facts as of 08/31/12

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. To obtain performance information current to the most recent month end, please visit www.schwabetfs.com.

January 14, 2010 – August 31, 2012
Performance of Hypothetical
$10,000 Investment1

 Average Annual Total Returns1

Fund and Inception Date	1 Year	Since Inception*

Fund: Schwab Emerging Markets Equity ETFtm (1/14/10)
NAV Return[2]	-7.04%	-0.77%
Market Price Return[2]	-6.62%	-0.49%
FTSE All-Emerging Index	-6.64%	-0.31%
ETF Category: Morningstar Diversified Emerging Markets[3]	-5.83%	-0.73%

Fund Expense Ratio4: 0.25%

 Country Weightings % of Investments

Brazil	16.8%
China	16.6%
Taiwan	13.1%
South Africa	10.7%
India	8.9%
Russia	6.7%
Mexico	5.9%
Malaysia	5.0%
Indonesia	3.2%
Thailand	2.6%
Other Countries	10.5%
Total	100.0%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

International investing may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles, or from economic or political instability in other nations.

Emerging markets involve heightened risks related to the same factors as international investing, as well as increased volatility and lower trading volume.

Index ownership — “FTSE®” is a trademark jointly owned by the London Stock Exchange plc and The Financial Times Limited and is used by FTSE International Limited (“FTSE”) under license. FTSE does not sponsor, endorse or promote Schwab ETFs and does not accept any liability in relation to their issue, operation and trading.

*	Inception represents the date that the shares began trading in the secondary market.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
[2]	The fund’s per share net asset value (“NAV”) is the value of one share of the fund. NAV is calculated by taking the fund’s total assets (including the market value of securities owned), subtracting liabilities, and dividing by the number of shares outstanding. The NAV Return is based on the NAV of the fund, and the Market Price Return is based on the market price per share of the fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the fund are listed for trading, as of the time that the fund’s NAV is calculated. NAV is used as a proxy for purposes of calculating Market Price Return on inception date. Market Price and NAV returns assume that dividends and capital gain distributions have been reinvested in the fund at Market Price and NAV, respectively.
[3]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all passively- and actively-managed ETFs within the category as of the report date.
[4]	As stated in the prospectus dated December 17, 2011. Effective September 20, 2012, the management fee was reduced to 0.15%. For more information, see financial note 4 or refer to the prospectus supplement dated September 20, 2012.

Schwab International ETFs 11

Fund Expenses (Unaudited)

 Examples for a $1,000 Investment

As a fund shareholder, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares; and, (2) ongoing costs, including management fees and other fund expenses.

The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six months beginning March 1, 2012 and held through August 31, 2012.

Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund or share class under the heading entitled “Expenses Paid During Period.”

Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, including any redemption fees or brokerage commissions you may pay when purchasing or selling shares of the fund. If these transactional costs were included, your costs would have been higher.

			Ending
		Beginning	Account Value	Expenses Paid
	Expense Ratio[1]	Account Value	(Net of Expenses)	During Period[2]
	(Annualized)	at 3/1/12	at 8/31/12	3/1/12–8/31/12

Schwab International Equity ETFtm
Actual Return	0.13%	$1,000	$958.90	$0.64
Hypothetical 5% Return	0.13%	$1,000	$1,024.48	$0.66

Schwab International Small-Cap Equity ETFtm
Actual Return	0.35%	$1,000	$938.70	$1.71
Hypothetical 5% Return	0.35%	$1,000	$1,023.38	$1.78

Schwab Emerging Markets Equity ETFtm
Actual Return	0.25%	$1,000	$886.40	$1.19
Hypothetical 5% Return	0.25%	$1,000	$1,023.88	$1.27

[1]	Based on the most recent six-month expense ratio; may differ from the expense ratio provided in the Financial Highlights which covers a 12-month period.
[2]	Expenses for each fund are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by 184 days of the period, and divided by 366 days of the fiscal year.

12 Schwab International ETFs

Schwab International Equity ETF™

Financial Statements

Financial Highlights

	9/1/11–	9/1/10–	10/30/09[1]–
	8/31/12	8/31/11	8/31/10

Per-Share Data ($)

Net asset value at beginning of period	25.99	23.82	25.00

Income (loss) from investment operations:
Net investment income (loss)	0.76	0.68	0.38
Net realized and unrealized gains (losses)	(1.04)	1.96 [2]	(1.52)

Total from investment operations	(0.28)	2.64	(1.14)
Less distributions:
Distributions from net investment income	(0.75)	(0.47)	(0.04)

Net asset value at end of period	24.96	25.99	23.82

Total return (%)	(0.75)	11.04	(4.57)[3]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.13	0.13	0.14	[4,5]
Gross operating expenses	0.13	0.13	0.14	[4]
Net investment income (loss)	3.40	3.10	2.94	[4]
Portfolio turnover rate[6]	8	6	6	[3]
Net assets, end of period ($ x 1,000)	768,666	634,208	285,869

1 Commencement of operations.
2 The per share amount does not accord with the change in aggregate gains and losses in securities during the period because of the timing of sales and repurchases of fund shares in relation to fluctuating market values.
3 Not annualized.
4 Annualized.
5 Effective June 14, 2010, the annual operating expense was reduced. The ratio presented for period ended 8/31/10 is a blended rate.
6 Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.

See financial notes 13

 Schwab International Equity ETF

Portfolio Holdings as of August 31, 2012

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings on a daily basis on the fund’s website at www.schwabetfs.com.

		Cost	Value
Holdings by Category		($)	($)

99.0%	Common Stock	787,965,765	760,958,498
0.4%	Preferred Stock	2,782,165	3,228,286
0.0%	Warrants	—	74
0.0%	Other Investment Company	250,173	250,173

99.4%	Total Investments	790,998,103	764,437,031
0.3%	Collateral Invested for Securities on Loan	2,686,618	2,686,618
0.3%	Other Assets and Liabilities, Net		1,542,671

100.0%	Net Assets		768,666,320

	Number	Value
Security	of Shares	($)

Common Stock 99.0% of net assets

Australia 7.6%

Banks 2.4%
Australia & New Zealand Banking Group Ltd.	158,928	4,076,538
Bank of Queensland Ltd.	16,940	132,175
Bendigo & Adelaide Bank Ltd.	28,952	226,797
Commonwealth Bank of Australia	97,328	5,505,946
National Australia Bank Ltd.	140,448	3,659,129
Westpac Banking Corp.	182,952	4,683,306

		18,283,891

Capital Goods 0.0%
CSR Ltd.	72,688	102,162
GWA Group Ltd.	53,900	107,507
Leighton Holdings Ltd.	2,772	45,807

		255,476

Commercial & Professional Services 0.1%
ALS Ltd.	7,700	65,650
Brambles Ltd.	112,864	794,313
Downer EDI Ltd. *	42,812	157,509

		1,017,472

Consumer Services 0.1%
Crown Ltd.	41,888	388,737
Echo Entertainment Group Ltd.	99,792	420,770
Flight Centre Ltd.	1,232	30,430
Tatts Group Ltd.	83,468	234,627

		1,074,564

Diversified Financials 0.2%
ASX Ltd.	13,860	436,297
Challenger Ltd.	28,952	108,312
IOOF Holdings Ltd.	26,180	165,311
Macquarie Group Ltd.	21,560	598,472

		1,308,392

Energy 0.6%
Aquila Resources Ltd. *	15,400	36,605
Caltex Australia Ltd.	1,540	24,859
Energy Resources of Australia Ltd. *	60,060	83,793
New Hope Corp., Ltd.	24,640	110,515
Oil Search Ltd.	95,788	744,420
Origin Energy Ltd.	71,294	876,777
Paladin Energy Ltd. *	51,436	69,901
Santos Ltd.	55,440	643,417
Whitehaven Coal Ltd.	9,548	32,266
Woodside Petroleum Ltd.	37,576	1,331,969
WorleyParsons Ltd.	16,324	447,393

		4,401,915

Food & Staples Retailing 0.6%
Metcash Ltd.	64,372	243,482
Wesfarmers Ltd.	57,596	2,054,719
Wesfarmers Ltd., Price Protected Shares	13,244	490,132
Woolworths Ltd.	69,916	2,140,183

		4,928,516

Food, Beverage & Tobacco 0.1%
Coca-Cola Amatil Ltd.	36,960	522,907
Goodman Fielder Ltd.	56,672	30,455
Treasury Wine Estates Ltd.	52,821	258,201

		811,563

Health Care Equipment & Services 0.1%
Ansell Ltd.	6,160	96,509
Cochlear Ltd.	3,080	214,536
Ramsay Health Care Ltd.	9,240	237,772
Sonic Healthcare Ltd.	19,404	268,912

		817,729

Insurance 0.4%
AMP Ltd.	175,605	809,396
Insurance Australia Group Ltd.	158,312	678,971
QBE Insurance Group Ltd.	59,444	800,464
Suncorp Group Ltd.	56,980	541,162

		2,829,993

Materials 1.6%
Adelaide Brighton Ltd.	34,804	105,027
Alumina Ltd.	72,072	55,117
Amcor Ltd.	114,884	894,013
Atlas Iron Ltd.	37,884	52,854
BHP Billiton Ltd.	186,956	6,142,134
Boral Ltd.	36,652	130,679
DuluxGroup Ltd.	21,252	72,038
Fortescue Metals Group Ltd.	140,756	514,943
Gunns Ltd. *(a)(b)	346,320	—
Iluka Resources Ltd.	37,268	354,334
Incitec Pivot Ltd.	119,504	359,389
James Hardie Industries SE CDI	10,780	93,358
Lynas Corp., Ltd. *	100,716	66,614
Newcrest Mining Ltd.	40,040	1,020,000
Nufarm Ltd.	15,708	94,966
Orica Ltd.	21,252	531,502

14 See financial notes

 Schwab International Equity ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
OZ Minerals Ltd.	16,840	108,597
Rio Tinto Ltd.	33,572	1,708,381
Sims Metal Management Ltd.	2,772	26,126

		12,330,072

Media 0.0%
Consolidated Media Holdings Ltd.	47,124	168,016

Pharmaceuticals, Biotechnology & Life Sciences 0.2%
CSL Ltd.	34,188	1,569,782

Real Estate 0.7%
CFS Retail Property Trust Group	259,952	514,459
Commonwealth Property Office Fund	336,976	358,695
Dexus Property Group	379,764	374,806
Goodman Group	29,568	121,923
GPT Group	130,972	475,089
Lend Lease Group	43,469	381,396
Mirvac Group	199,276	278,021
Stockland	180,180	592,138
Westfield Group	136,752	1,400,544
Westfield Retail Trust	158,312	472,826

		4,969,897

Retailing 0.0%
Harvey Norman Holdings Ltd.	41,580	88,090

Software & Services 0.1%
Computershare Ltd.	39,424	342,239

Telecommunication Services 0.1%
Telstra Corp., Ltd.	226,688	901,942

Transportation 0.2%
Asciano Ltd.	62,216	288,051
Macquarie Atlas Roads Group *	57,288	89,990
Qantas Airways Ltd. *	45,584	54,175
QR National Ltd.	41,580	150,398
Sydney Airport	23,650	79,434
Toll Holdings Ltd.	15,400	73,687
Transurban Group	137,368	858,876

		1,594,611

Utilities 0.1%
AGL Energy Ltd.	45,276	709,811
APA Group	21,868	108,930
Envestra Ltd.	94,864	86,763
SP Ausnet	70,840	77,236

		982,740

		58,676,900

Austria 0.3%

Banks 0.1%
Erste Group Bank AG *	16,632	336,692
Raiffeisen Bank International AG	3,388	113,533

		450,225

Capital Goods 0.0%
Andritz AG	4,312	222,928
Strabag SE	3,388	76,315

		299,243

Energy 0.1%
OMV AG	11,088	368,628

Insurance 0.0%
Vienna Insurance Group AG	2,772	116,319

Materials 0.1%
Voestalpine AG	11,396	327,012

Real Estate 0.0%
Immofinanz AG *	56,728	182,625

Telecommunication Services 0.0%
Telekom Austria AG	22,792	182,316

		1,926,368

Belgium 0.9%

Banks 0.0%
Dexia S.A. *	253,176	63,826
KBC GROEP N.V.	8,624	187,897

		251,723

Capital Goods 0.0%
NV Bekaert S.A.	6,160	161,195

Diversified Financials 0.0%
Groupe Bruxelles Lambert S.A.	5,544	383,653

Food & Staples Retailing 0.0%
Colruyt S.A.	6,160	293,078
Delhaize Group	1,540	61,166

		354,244

Food, Beverage & Tobacco 0.5%
Anheuser-Busch InBev N.V.	48,048	4,044,497

Insurance 0.1%
Ageas	17,432	388,923

Materials 0.1%
Solvay S.A.	2,156	242,440
Umicore S.A.	6,776	322,172

		564,612

Pharmaceuticals, Biotechnology & Life Sciences 0.1%
UCB S.A.	8,932	439,093

Telecommunication Services 0.1%
Belgacom S.A.	12,012	356,725
Telenet Group Holding N.V.	4,620	179,917

		536,642

		7,124,582

Canada 9.0%

Automobiles & Components 0.1%
Magna International, Inc.	14,000	603,496

Banks 2.4%
Bank of Montreal	30,800	1,798,344
Bank of Nova Scotia	61,600	3,261,489
Canadian Imperial Bank of Commerce	30,800	2,379,170
National Bank of Canada	5,300	397,480
Royal Bank of Canada	92,400	5,165,636
The Toronto-Dominion Bank	61,600	5,033,616

		18,035,735

Capital Goods 0.1%
Bombardier, Inc., B Shares	123,200	436,946
Finning International, Inc.	19,600	450,451

		887,397

See financial notes 15

 Schwab International Equity ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Consumer Services 0.0%
Tim Hortons, Inc.	5,000	252,318

Diversified Financials 0.1%
CI Financial Corp.	12,600	283,192
IGM Financial, Inc.	5,000	192,076

		475,268

Energy 2.3%
Cameco Corp.	5,700	124,067
Canadian Natural Resources Ltd.	67,900	2,063,455
Canadian Oil Sands Ltd.	30,800	656,667
Cenovus Energy, Inc.	45,440	1,487,270
Crescent Point Energy Corp.	300	12,461
Enbridge, Inc.	61,600	2,422,553
EnCana Corp.	51,700	1,143,126
Husky Energy, Inc.	30,800	813,656
Imperial Oil Ltd.	30,800	1,404,781
MEG Energy Corp. *	5,100	200,620
Nexen, Inc.	30,800	773,394
Pacific Rubiales Energy Corp.	15,000	366,317
Penn West Petroleum Ltd.	30,800	436,322
Suncor Energy, Inc.	95,300	2,975,318
Talisman Energy, Inc.	61,600	855,165
TransCanada Corp.	47,300	2,128,105

		17,863,277

Food & Staples Retailing 0.2%
Alimentation Couche-Tard, Inc., B Shares	6,000	304,849
Loblaw Cos. Ltd.	2,000	70,203
Shoppers Drug Mart Corp.	19,400	823,495

		1,198,547

Food, Beverage & Tobacco 0.1%
Saputo, Inc.	12,200	513,788

Insurance 0.6%
Great-West Lifeco, Inc.	30,800	679,451
Intact Financial Corp.	2,500	152,252
Manulife Financial Corp.	123,200	1,378,252
Power Corp. of Canada	30,800	733,757
Power Financial Corp.	30,800	775,267
Sun Life Financial, Inc.	30,800	718,151

		4,437,130

Materials 1.7%
Agnico-Eagle Mines Ltd.	5,200	250,871
Agrium, Inc.	5,000	491,513
Barrick Gold Corp.	61,600	2,372,616
Eldorado Gold Corp.	30,800	408,544
First Quantum Minerals Ltd.	32,100	617,702
Goldcorp, Inc.	56,300	2,308,822
IAMGOLD Corp.	12,100	158,047
Kinross Gold Corp.	61,600	546,807
Osisko Mining Corp. *	30,800	298,684
Potash Corp. of Saskatchewan, Inc.	58,300	2,384,342
Silver Wheaton Corp.	26,900	928,968
Teck Resources Ltd., Class B	41,700	1,151,044
Turquoise Hill Resources Ltd. *	33,300	267,250
Yamana Gold, Inc.	30,800	526,208

		12,711,418

Media 0.2%
Shaw Communications, Inc., B Shares	30,800	629,202
Thomson Reuters Corp.	30,800	873,267

		1,502,469

Pharmaceuticals, Biotechnology & Life Sciences 0.1%
Valeant Pharmaceuticals International, Inc. *	20,800	1,063,765

Real Estate 0.3%
Brookfield Asset Management, Inc., Class A	30,800	1,060,218
Brookfield Office Properties, Inc.	61,600	1,033,065

		2,093,283

Retailing 0.0%
Canadian Tire Corp. Ltd., Class A	4,600	332,211

Software & Services 0.1%
CGI Group, Inc., A Shares *	25,400	662,508

Technology Hardware & Equipment 0.0%
Research In Motion Ltd. *	32,200	214,373

Telecommunication Services 0.2%
BCE, Inc.	30,800	1,367,641
Rogers Communications, Inc., B Shares	10,900	439,269

		1,806,910

Transportation 0.4%
Canadian National Railway Co.	30,800	2,815,180
Canadian Pacific Railway Ltd.	7,110	587,042

		3,402,222

Utilities 0.1%
Canadian Utilities Ltd., Class A	4,000	275,543
Fortis, Inc.	11,300	372,029
TransAlta Corp.	11,000	165,973

		813,545

		68,869,660

Denmark 1.1%

Banks 0.1%
Danske Bank A/S *	67,280	1,172,264

Capital Goods 0.0%
FLSmidth & Co. A/S	4,312	242,972
Rockwool International A/S, B Shares	924	82,060

		325,032

Food, Beverage & Tobacco 0.1%
Carlsberg A/S, B Shares	8,316	721,663

Health Care Equipment & Services 0.1%
Coloplast A/S, B Shares	1,848	369,819
William Demant Holding A/S *	1,848	159,744

		529,563

Materials 0.1%
Novozymes A/S, B Shares	17,864	496,499

Pharmaceuticals, Biotechnology & Life Sciences 0.6%
Novo Nordisk A/S, B Shares	28,336	4,472,213

Transportation 0.1%
AP Moller - Maersk A/S, B Shares	70	458,733
DSV A/S	15,092	329,081

		787,814

		8,505,048

16 See financial notes

 Schwab International Equity ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Finland 0.6%

Automobiles & Components 0.0%
Nokian Renkaat Oyj	8,624	340,140

Capital Goods 0.2%
Kone Oyj, B Shares	14,784	906,604
Wartsila Oyj Abp	14,784	476,876

		1,383,480

Food & Staples Retailing 0.0%
Kesko Oyj, B Shares	3,696	98,068

Insurance 0.1%
Sampo Oyj, A Shares	33,880	974,118

Materials 0.1%
Stora Enso Oyj, R Shares	47,432	286,982
UPM-Kymmene Oyj	36,652	406,790

		693,772

Technology Hardware & Equipment 0.1%
Nokia Oyj	257,180	732,636

Utilities 0.1%
Fortum Oyj	28,336	524,690

		4,746,904

France 8.4%

Automobiles & Components 0.2%
Compagnie Generale des Etablissements Michelin, B Shares	9,660	694,665
Peugeot S.A. *	9,548	72,392
Renault S.A.	15,708	735,864
Valeo S.A.	4,928	233,593

		1,736,514

Banks 0.6%
BNP Paribas S.A.	68,684	2,991,640
Credit Agricole S.A. *	40,348	235,883
Natixis	20,944	57,367
Societe Generale *	52,360	1,389,295

		4,674,185

Capital Goods 1.1%
Alstom S.A.	17,864	637,472
Bouygues S.A.	16,940	422,253
Compagnie de Saint-Gobain	33,264	1,143,621
Eiffage S.A.	1,232	38,365
European Aeronautic Defence & Space Co., N.V.	21,868	835,759
Legrand S.A.	11,746	406,790
Rexel S.A.	6,468	126,574
Safran S.A.	12,628	443,385
Schneider Electric S.A.	33,264	2,105,269
Thales S.A. *	4,620	153,857
Vallourec S.A.	7,392	343,541
Vinci S.A.	36,344	1,584,624
Wendel	2,156	162,596
Zodiac Aerospace	2,464	235,487

		8,639,593

Commercial & Professional Services 0.2%
Bureau Veritas S.A.	4,620	427,154
Edenred	18,480	494,765
Societe BIC S.A.	2,772	298,991

		1,220,910

Consumer Durables & Apparel 0.6%
Christian Dior S.A.	4,312	616,360
Hermes International	2,464	711,090
LVMH Moet Hennessy Louis Vuitton S.A.	21,560	3,527,494

		4,854,944

Consumer Services 0.2%
Accor S.A.	18,480	587,243
Sodexo	11,704	927,514

		1,514,757

Diversified Financials 0.0%
Eurazeo	2,727	120,257

Energy 1.0%
Compagnie Generale De Geophysique-Veritas *	10,780	313,412
Technip S.A.	6,776	715,236
Total S.A.	132,132	6,612,962

		7,641,610

Food & Staples Retailing 0.2%
Carrefour S.A.	38,192	802,270
Casino Guichard Perrachon S.A.	4,004	356,119

		1,158,389

Food, Beverage & Tobacco 0.5%
Danone S.A.	40,348	2,520,046
Pernod-Ricard S.A.	15,092	1,629,741

		4,149,787

Health Care Equipment & Services 0.2%
bioMerieux	1,232	107,758
Essilor International S.A.	14,168	1,239,220

		1,346,978

Household & Personal Products 0.3%
L’Oreal S.A.	16,632	2,049,083

Insurance 0.3%
AXA S.A.	139,849	2,028,979
CNP Assurances	11,088	134,747
SCOR SE	10,780	265,581

		2,429,307

Materials 0.5%
Air Liquide S.A.	19,005	2,241,065
Arkema S.A.	3,080	262,757
Eramet	924	102,494
Imerys S.A.	2,464	122,030
Lafarge S.A.	13,860	662,395

		3,390,741

Media 0.4%
Eutelsat Communications	7,700	237,211
JC Decaux S.A.	3,388	77,468
Lagardere S.C.A.	8,008	225,552
Publicis Groupe	8,316	432,553
SES	20,636	532,199
Societe Television Francaise 1	9,856	92,307
Vivendi	81,472	1,601,022

		3,198,312

See financial notes 17

 Schwab International Equity ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Pharmaceuticals, Biotechnology & Life Sciences 0.8%
Sanofi	73,612	6,035,854

Real Estate 0.2%
Fonciere Des Regions	2,464	173,618
Gecina S.A.	1,540	147,898
Klepierre	5,544	179,317
Unibail-Rodamco SE	5,852	1,196,091

		1,696,924

Retailing 0.1%
PPR	6,160	964,373

Semiconductors & Semiconductor Equipment 0.0%
STMicroelectronics N.V.	20,328	120,866

Software & Services 0.1%
AtoS	4,004	234,940
Cap Gemini S.A.	8,932	329,038
Dassault Systemes S.A.	3,080	299,755

		863,733

Technology Hardware & Equipment 0.1%
Alcatel-Lucent *	232,848	265,622
Gemalto N.V.	4,928	391,402

		657,024

Telecommunication Services 0.2%
France Telecom S.A.	116,116	1,609,275

Transportation 0.1%
Aeroports de Paris	2,464	195,701
Bollore	616	142,870
Groupe Eurotunnel S.A. - Reg’d	26,180	196,679

		535,250

Utilities 0.5%
Electricite de France S.A.	20,944	427,414
GDF Suez	105,336	2,599,091
Suez Environnement Co.	25,256	283,651
Veolia Environnement	32,340	343,075

		3,653,231

		64,261,897

Germany 6.5%

Automobiles & Components 0.7%
Bayerische Motoren Werke AG	18,172	1,320,749
Continental AG	4,312	429,713
Daimler AG - Reg’d	65,604	3,225,060
Volkswagen AG	1,540	251,381

		5,226,903

Banks 0.1%
Commerzbank AG *	287,056	455,911

Capital Goods 0.8%
Bilfinger Berger SE	2,156	181,620
Brenntag AG	616	73,570
GEA Group AG	13,244	350,575
Hochtief AG *	4,004	188,053
MAN SE	8,932	826,170
Siemens AG - Reg’d	51,128	4,860,581

		6,480,569

Consumer Durables & Apparel 0.2%
Adidas AG	14,784	1,159,298
Puma SE	616	179,597

		1,338,895

Diversified Financials 0.3%
Deutsche Bank AG - Reg’d	54,208	1,932,007
Deutsche Boerse AG	13,860	715,069

		2,647,076

Food & Staples Retailing 0.1%
Metro AG	12,320	371,928

Food, Beverage & Tobacco 0.0%
Suedzucker AG	3,696	124,204

Health Care Equipment & Services 0.3%
Celesio AG	5,236	95,931
Fresenius Medical Care AG & Co. KGaA	14,476	1,046,100
Fresenius SE & Co. KGaA	8,624	922,040

		2,064,071

Household & Personal Products 0.1%
Beiersdorf AG	4,928	354,069
Henkel AG & Co. KGaA	8,932	555,396

		909,465

Insurance 0.6%
Allianz SE - Reg’d	24,948	2,744,375
Hannover Rueckversicherung AG - Reg’d	4,004	245,135
Muenchener Rueckversicherungs-Gesellschaft AG - Reg’d	12,628	1,873,501

		4,863,011

Materials 1.0%
BASF SE	54,208	4,223,427
HeidelbergCement AG	12,936	655,005
K+S AG	12,328	604,484
Lanxess AG	4,928	374,693
Linde AG	7,700	1,215,658
Salzgitter AG	3,080	113,597
ThyssenKrupp AG	24,640	491,970
Wacker Chemie AG	1,232	79,355

		7,758,189

Media 0.1%
Axel Springer AG	3,696	168,509
Kabel Deutschland Holding AG *	4,620	306,899

		475,408

Pharmaceuticals, Biotechnology & Life Sciences 0.6%
Bayer AG - Reg’d	53,284	4,142,033
Merck KGaA	4,004	458,978
QIAGEN N.V. *	14,476	260,841

		4,861,852

Retailing 0.0%
Fielmann AG	924	84,150

Semiconductors & Semiconductor Equipment 0.1%
Infineon Technologies AG	71,764	497,070

Software & Services 0.5%
SAP AG	58,520	3,865,995
Software AG	2,156	74,708

		3,940,703

Telecommunication Services 0.3%
Deutsche Telekom AG - Reg’d	177,408	2,121,062

18 See financial notes

 Schwab International Equity ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Transportation 0.2%
Deutsche Lufthansa AG - Reg’d	13,860	171,386
Deutsche Post AG - Reg’d	54,208	1,055,344
Fraport AG	2,772	154,771
Hamburger Hafen und Logistik AG	2,772	67,716

		1,449,217

Utilities 0.5%
E.ON AG	124,124	2,860,840
RWE AG	30,492	1,281,621

		4,142,461

		49,812,145

Greece 0.1%

Banks 0.1%
Alpha Bank AE *	38,141	64,903
Eurobank Ergasias S.A. *	37,009	31,629
National Bank of Greece S.A. ADR *	65,656	111,615

		208,147

Food, Beverage & Tobacco 0.0%
Coca Cola Hellenic Bottling Co. S.A. ADR *	9,856	180,759

Telecommunication Services 0.0%
Hellenic Telecommunications Organization S.A. *	38,631	125,632

Utilities 0.0%
Public Power Corp. S.A. *	14,592	48,558

		563,096

Hong Kong 4.2%

Automobiles & Components 0.0%
Geely Automobile Holdings Ltd. (c)	210,000	67,417
Xinyi Glass Holdings Ltd.	156,000	71,400

		138,817

Banks 0.4%
BOC Hong Kong Holdings Ltd.	308,000	974,878
Dah Sing Banking Group Ltd.	260,160	238,148
Hang Seng Bank Ltd.	61,600	876,795
The Bank of East Asia Ltd. (c)	184,800	673,083

		2,762,904

Capital Goods 0.4%
Hutchison Whampoa Ltd.	218,000	1,907,017
Jardine Matheson Holdings Ltd.	11,000	592,020
Jardine Strategic Holdings Ltd.	5,000	166,200
Johnson Electric Holdings Ltd.	322,000	188,893
Melco International Development Ltd. (c)	81,000	65,583
Shun Tak Holdings Ltd.	178,000	64,487

		2,984,200

Consumer Durables & Apparel 0.1%
Hutchison Harbour Ring Ltd.	814,000	65,068
Techtronic Industries Co., Ltd.	154,000	233,891
Texwinca Holdings Ltd.	12,000	9,762
Yue Yuen Industrial Holdings Ltd.	40,000	115,520

		424,241

Consumer Services 0.2%
Cafe de Coral Holdings Ltd.	10,000	27,913
China Travel International Investment Hong Kong Ltd.	616,000	105,628
Galaxy Entertainment Group Ltd. *(c)	140,000	398,001
Sands China Ltd.	123,200	435,221
SJM Holdings Ltd.	49,000	103,228
Wynn Macau Ltd.	80,000	183,594

		1,253,585

Diversified Financials 0.1%
First Pacific Co., Ltd.	12,000	12,872
Hong Kong Exchanges & Clearing Ltd. (c)	83,200	1,104,864

		1,117,736

Energy 0.0%
Brightoil Petroleum Holdings Ltd. (c)	308,000	55,594

Food, Beverage & Tobacco 0.2%
China Huiyuan Juice Group Ltd. *(c)	154,000	46,262
China Mengniu Dairy Co., Ltd.	74,000	222,775
China Yurun Food Group Ltd. *(c)	15,000	9,167
Tingyi Cayman Islands Holding Corp.	28,000	82,850
Want Want China Holdings Ltd.	616,000	762,430

		1,123,484

Household & Personal Products 0.1%
Hengan International Group Co., Ltd.	99,500	1,000,612

Insurance 0.3%
AIA Group Ltd.	753,400	2,588,636

Materials 0.1%
China Zhongwang Holdings Ltd. *	123,200	49,876
Fosun International	154,000	72,669
Hidili Industry International Development Ltd. (c)	125,000	26,753
Huabao International Holdings Ltd. (c)	175,000	89,798
Lee & Man Paper Manufacturing Ltd.	165,000	67,649
Mongolian Mining Corp. *	100,000	46,285
Nine Dragons Paper Holdings Ltd. (c)	62,000	27,897
Shougang Fushan Resources Group Ltd. (c)	140,000	36,822
United Co. RUSAL plc *(c)	20,000	10,830

		428,579

Media 0.0%
Television Broadcasts Ltd.	24,000	173,280

Real Estate 1.2%
Agile Property Holdings Ltd. (c)	30,000	34,424
Cheung Kong (Holdings) Ltd.	102,000	1,387,397
Evergrande Real Estate Group Ltd. (c)	145,000	55,336
Hang Lung Group Ltd.	50,000	312,006
Hang Lung Properties Ltd.	137,000	468,074
Henderson Land Development Co., Ltd.	70,000	430,492
Hongkong Land Holdings Ltd.	219,000	1,335,900
Hopewell Holdings Ltd.	154,000	493,396
Hysan Development Co., Ltd.	31,000	139,088
Kerry Properties Ltd.	43,000	204,293
Kowloon Development Co., Ltd.	25,000	24,625
New World Development Co., Ltd.	433,000	538,162
Sino Land Co., Ltd.	105,000	171,926

See financial notes 19

 Schwab International Equity ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Sun Hung Kai Properties Ltd.	120,000	1,556,422
Swire Pacific Ltd., Class A	52,000	614,446
Swire Properties Ltd.	36,000	103,040
The Link REIT	154,000	686,982
Wharf Holdings Ltd.	93,000	572,538
Wheelock & Co., Ltd.	30,000	114,295

		9,242,842

Retailing 0.3%
Belle International Holdings Ltd.	308,000	555,939
Chow Tai Fook Jewellery Group Ltd. (c)	30,000	35,894
Esprit Holdings Ltd. (c)	61,600	94,192
Golden Eagle Retail Group Ltd. (c)	20,000	36,667
GOME Electrical Appliances Holdings Ltd.	1,232,000	106,423
L’Occitane International S.A.	15,500	39,568
Li & Fung Ltd.	294,000	477,602
Lifestyle International Holdings Ltd.	154,000	336,740
Parkson Retail Group Ltd.	308,000	250,172

		1,933,197

Semiconductors & Semiconductor Equipment 0.0%
ASM Pacific Technology Ltd. (c)	24,400	271,802
GCL- Poly Energy Holdings Ltd. (c)	401,000	61,523

		333,325

Software & Services 0.2%
Tencent Holdings Ltd.	55,300	1,689,747

Technology Hardware & Equipment 0.1%
AAC Technologies Holdings, Inc.	68,000	231,014
Foxconn International Holdings Ltd. *	97,000	30,515
Kingboard Chemical Holdings Ltd.	47,000	102,771
VTech Holdings Ltd.	10,900	133,224

		497,524

Telecommunication Services 0.0%
PCCW Ltd.	308,000	118,336

Transportation 0.1%
Cathay Pacific Airways Ltd.	62,000	101,038
Hopewell Highway Infrastructure Ltd. (c)	1,781,000	902,412

		1,003,450

Utilities 0.4%
Cheung Kong Infrastructure Holdings Ltd.	22,000	133,028
CLP Holdings Ltd.	104,500	871,030
ENN Energy Holdings Ltd.	40,000	157,808
Hong Kong & China Gas Co., Ltd.	477,000	1,124,198
Power Assets Holdings Ltd.	92,500	749,541

		3,035,605

		31,905,694

Ireland 0.1%

Food, Beverage & Tobacco 0.0%
Kerry Group plc, A Shares	9,548	458,423

Pharmaceuticals, Biotechnology & Life Sciences 0.1%
Elan Corp. plc *	43,428	498,417

Transportation 0.0%
Ryanair Holdings plc *	11,021	58,068

		1,014,908

Israel 0.5%

Banks 0.1%
Bank Hapoalim B.M.	70,224	216,068
Bank Leumi Le-Israel *	60,060	137,661
First International Bank of Israel Ltd. *	8,316	85,691
Israel Discount Bank, A Shares *	56,370	58,914
Mizrahi Tefahot Bank Ltd. *	6,776	52,586

		550,920

Capital Goods 0.0%
Delek Group Ltd.	308	44,897
Elbit Systems Ltd.	924	28,707
Ormat Industries Ltd.	2,156	10,324

		83,928

Energy 0.0%
Avner Oil Exploration LP *	80,080	40,201
Delek Drilling - LP *	14,784	41,178
Isramco Negev 2 LP *	598,203	71,984
Oil Refineries Ltd. *	49,280	18,539
Ratio Oil Exploration 1992 LP *	480,480	33,039

		204,941

Food, Beverage & Tobacco 0.0%
Osem Investments Ltd.	4,004	49,070
Strauss Group Ltd. *	1,232	11,424

		60,494

Insurance 0.0%
Migdal Insurance & Financial Holding Ltd.	25,256	25,672

Materials 0.1%
Israel Chemicals Ltd.	31,416	338,905
The Israel Corp., Ltd.	196	112,457

		451,362

Pharmaceuticals, Biotechnology & Life Sciences 0.3%
Teva Pharmaceutical Industries Ltd.	58,362	2,327,879

Real Estate 0.0%
Azrieli Group	2,464	45,746
Gazit-Globe Ltd.	4,620	44,498
Jerusalem Economy Ltd. *	8,008	28,929

		119,173

Software & Services 0.0%
NICE Systems Ltd. *	3,080	96,685

Telecommunication Services 0.0%
Bezeq Israeli Telecommunication Corp., Ltd.	113,960	129,466

		4,050,520

Italy 2.0%

Automobiles & Components 0.1%
Fiat S.p.A. *	40,040	218,638
Pirelli & C. S.p.A.	29,619	326,679

		545,317

20 See financial notes

 Schwab International Equity ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Banks 0.4%
Banca Carige S.p.A.	65,912	53,256
Banca Monte dei Paschi di Siena S.p.A. *	308,000	86,964
Banco Popolare Societa Cooperativa *	92,400	135,105
Intesa Sanpaolo S.p.A.	749,364	1,180,717
UniCredit S.p.A. *	287,672	1,141,498
Unione di Banche Italiane S.c.p.A.	43,428	146,049

		2,743,589

Capital Goods 0.1%
Fiat Industrial S.p.A.	54,516	550,083
Finmeccanica S.p.A. *	7,084	31,503
Prysmian S.p.A.	2,156	36,172

		617,758

Consumer Durables & Apparel 0.0%
Luxottica Group S.p.A.	8,316	303,987

Consumer Services 0.0%
Autogrill S.p.A.	14,168	121,082

Diversified Financials 0.0%
EXOR S.p.A.	5,852	140,078
Mediobanca S.p.A.	36,036	169,066

		309,144

Energy 0.7%
Eni S.p.A.	162,008	3,598,199
Saipem S.p.A.	21,560	1,025,909
Tenaris S.A.	28,336	591,125

		5,215,233

Food, Beverage & Tobacco 0.0%
Parmalat S.p.A.	72,380	157,745

Insurance 0.2%
Assicurazioni Generali S.p.A.	101,948	1,457,252

Materials 0.0%
Buzzi Unicem S.p.A.	4,928	51,154

Media 0.0%
Mediaset S.p.A.	51,128	102,728

Telecommunication Services 0.1%
Telecom Italia S.p.A.	773,080	721,106
Telecom Italia S.p.A. - RSP	399,168	316,734

		1,037,840

Transportation 0.1%
Atlantia S.p.A.	31,262	440,162

Utilities 0.3%
A2A S.p.A.	78,232	41,732
Enel Green Power S.p.A.	31,108	51,250
Enel S.p.A.	470,624	1,554,240
Snam S.p.A.	105,028	442,705
Terna-Rete Elettrica Nazionale S.p.A.	96,404	335,631

		2,425,558

		15,528,549

Japan 16.2%

Automobiles & Components 1.9%
Aisin Seiki Co., Ltd.	2,200	69,962
Bridgestone Corp.	30,800	713,946
Denso Corp.	30,800	1,026,667
Honda Motor Co., Ltd.	92,400	2,917,149
Isuzu Motors Ltd.	36,000	183,448
Mitsubishi Motors Corp. *	616,000	574,304
NHK Spring Co., Ltd.	5,000	49,234
Nissan Motor Co., Ltd.	154,000	1,435,760
Nok Corp.	30,800	515,300
Sumitomo Rubber Industries Ltd.	30,800	375,658
Suzuki Motor Corp.	30,800	561,717
Toyota Motor Corp.	148,700	5,877,733
Yamaha Motor Co., Ltd.	30,800	266,697

		14,567,575

Banks 1.8%
Aozora Bank Ltd.	308,000	916,526
Fukuoka Financial Group, Inc.	27,000	106,207
Hokuhoku Financial Group, Inc.	308,000	464,164
Mitsubishi UFJ Financial Group, Inc.	862,400	3,921,001
Mizuho Financial Group, Inc.	1,395,700	2,245,954
Resona Holdings, Inc.	154,000	599,872
Sapporo Hokuyo Holdings, Inc.	61,600	157,344
Senshu Ikeda Holdings, Inc.	49,280	286,365
Shinsei Bank Ltd.	318,000	369,579
Sumitomo Mitsui Financial Group, Inc.	92,400	2,860,506
Sumitomo Mitsui Trust Holdings, Inc.	241,000	670,983
The 77 Bank Ltd.	28,000	106,922
The Awa Bank Ltd.	5,000	30,843
The Bank of Yokohama Ltd.	62,000	287,433
The Chiba Bank Ltd.	45,000	260,345
The Hokkoku Bank Ltd.	2,000	7,637
The Joyo Bank Ltd.	37,000	177,676
The Juroku Bank Ltd.	20,000	66,411
The Nanto Bank Ltd.	4,000	18,442
The San-In Godo Bank Ltd.	2,000	14,381
The Shiga Bank Ltd.	8,000	48,633
The Shizuoka Bank Ltd.	20,000	207,663
Yamaguchi Financial Group, Inc.	9,000	75,172

		13,900,059

Capital Goods 2.1%
Chiyoda Corp.	1,000	13,155
COMSYS Holdings Corp.	30,800	393,359
Daikin Industries Ltd.	30,800	820,153
FANUC Corp.	12,090	1,974,854
Hitachi Cable Ltd. *	7,000	9,655
Hoshizaki Electric Co., Ltd.	1,600	44,751
IHI Corp.	308,000	660,843
ITOCHU Corp.	61,600	624,654
JTEKT Corp.	30,800	241,129
Kandenko Co., Ltd.	2,000	9,757
Kawasaki Heavy Industries Ltd.	308,000	652,976
Keihan Electric Railway Co., Ltd.	8,000	38,825
Komatsu Ltd.	61,600	1,211,545
LIXIL Group Corp.	30,800	661,236
Mitsubishi Corp.	92,400	1,698,130
Mitsubishi Electric Corp.	34,000	276,169
Mitsubishi Heavy Industries Ltd.	308,000	1,274,483
Mitsui & Co., Ltd.	92,400	1,289,824
SMC Corp.	2,000	313,921
Sojitz Corp.	154,000	206,513
Sumitomo Corp.	92,400	1,222,559
Sumitomo Electric Industries Ltd.	61,600	692,312
The Japan Steel Works Ltd.	1,000	5,338
THK Co., Ltd.	30,800	480,685

See financial notes 21

 Schwab International Equity ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Toyota Tsusho Corp.	30,800	628,588
Ushio, Inc.	30,800	361,890

		15,807,304

Commercial & Professional Services 0.2%
Kokuyo Co., Ltd.	9,300	71,858
Nissha Printing Co., Ltd. *	3,200	30,692
Secom Co., Ltd.	30,800	1,555,735

		1,658,285

Consumer Durables & Apparel 0.7%
Haseko Corp. *	164,000	102,631
Makita Corp.	25,400	864,184
NAMCO BANDAI Holdings, Inc.	30,800	487,765
Nikon Corp.	30,800	846,508
Panasonic Corp.	184,800	1,255,602
Sega Sammy Holdings, Inc.	30,800	636,061
Sony Corp.	72,600	816,866
Sumitomo Forestry Co., Ltd.	30,800	255,290
TSI Holdings Co., Ltd.	33,800	215,405

		5,480,312

Consumer Services 0.0%
Benesse Holdings, Inc.	2,000	98,978
Oriental Land Co., Ltd.	2,000	269,732

		368,710

Diversified Financials 0.4%
Acom Co., Ltd. *	400	9,241
Credit Saison Co., Ltd.	30,800	720,240
Daiwa Securities Group, Inc.	130,000	469,859
Mitsubishi UFJ Lease & Finance Co., Ltd.	6,160	264,731
Nomura Holdings, Inc.	257,300	847,808
ORIX Corp.	6,160	569,584

		2,881,463

Energy 0.3%
Cosmo Oil Co., Ltd.	30,000	57,471
Idemitsu Kosan Co., Ltd.	1,000	80,332
Inpex Corp.	155	880,907
JX Holdings, Inc.	126,600	654,827
Showa Shell Sekiyu K.K.	30,800	158,524
TonenGeneral Sekiyu K.K.	15,000	126,820

		1,958,881

Food & Staples Retailing 0.3%
Aeon Co., Ltd.	61,600	708,046
Seven & i Holdings Co., Ltd.	61,600	1,868,455

		2,576,501

Food, Beverage & Tobacco 0.7%
Ajinomoto Co., Inc.	27,000	411,379
Asahi Group Holdings Ltd.	30,800	745,415
Japan Tobacco, Inc.	61,600	1,857,441
Kagome Co., Ltd.	30,800	698,212
Kewpie Corp.	30,800	476,357
Kirin Holdings Co., Ltd.	35,000	435,824
Nissin Foods Holdings Co., Ltd.	6,000	231,801
Sapporo Holdings Ltd.	10,000	28,480
Yakult Honsha Co., Ltd.	9,000	386,207

		5,271,116

Health Care Equipment & Services 0.2%
Alfresa Holdings Corp.	1,900	93,787
M3, Inc.	32	169,400
Medipal Holdings Corp.	14,400	206,161
Miraca Holdings, Inc.	2,100	94,004
Olympus Corp. *	22,300	440,019
Suzuken Co., Ltd.	2,100	71,099
Terumo Corp.	6,100	269,942

		1,344,412

Household & Personal Products 0.2%
Kao Corp.	30,800	929,900
Kobayashi Pharmaceutical Co., Ltd.	1,300	69,483
Lion Corp.	11,000	64,061
Shiseido Co., Ltd.	14,200	202,210
Unicharm Corp.	6,200	360,677

		1,626,331

Insurance 0.5%
Sony Financial Holdings, Inc.	55,200	908,015
T&D Holdings, Inc.	61,600	623,081
The Dai-ichi Life Insurance Co., Ltd.	449	457,028
Tokio Marine Holdings, Inc.	61,600	1,474,309

		3,462,433

Materials 1.1%
Asahi Kasei Corp.	60,000	311,877
Hitachi Chemical Co., Ltd.	30,800	440,562
JFE Holdings, Inc.	33,900	427,755
JSR Corp.	30,800	523,167
Kobe Steel Ltd.	308,000	236,015
Kuraray Co. Ltd.	30,800	355,203
Mitsubishi Chemical Holdings Corp.	154,000	595,939
Nippon Paper Group, Inc. (c)	5,200	61,430
Nippon Steel Corp.	308,000	593,972
Nissan Chemical Industries Ltd.	11,200	124,302
Nitto Denko Corp.	20,100	927,989
Shin-Etsu Chemical Co., Ltd.	30,800	1,646,207
Showa Denko K.K.	308,000	519,234
Sumitomo Chemical Co., Ltd.	20,000	52,107
Sumitomo Metal Industries Ltd.	308,000	436,628
Sumitomo Metal Mining Co., Ltd.	22,000	227,024
Sumitomo Osaka Cement Co., Ltd.	37,000	120,026
Taiheiyo Cement Corp.	32,000	69,068
Tokyo Steel Manufacturing Co., Ltd.	45,200	147,203
Toray Industries, Inc.	50,000	305,236

		8,120,944

Media 0.2%
Dentsu, Inc.	28,400	721,063
Hakuhodo DY Holdings, Inc.	6,160	403,586
SKY Perfect JSAT Holdings, Inc.	131	58,557

		1,183,206

Pharmaceuticals, Biotechnology & Life Sciences 0.9%
Astellas Pharma, Inc.	30,800	1,502,631
Chugai Pharmaceutical Co., Ltd.	30,800	613,640
Daiichi Sankyo Co., Ltd.	30,800	507,433
Dainippon Sumitomo Pharma Co., Ltd.	30,800	339,862
Eisai Co., Ltd.	30,800	1,406,258
Kissei Pharmaceutical Co., Ltd.	1,700	29,592
Otsuka Holdings Co., Ltd.	30,800	939,341
Shionogi & Co., Ltd.	30,800	443,709
Takeda Pharmaceutical Co., Ltd.	30,800	1,443,627

		7,226,093

22 See financial notes

 Schwab International Equity ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Real Estate 0.5%
Aeon Mall Co., Ltd.	7,500	175,000
Daito Trust Construction Co., Ltd.	3,800	370,779
Daiwa House Industry Co., Ltd.	22,000	306,258
Mitsubishi Estate Co., Ltd.	54,000	946,896
Mitsui Fudosan Co., Ltd.	45,000	835,057
Nomura Real Estate Holdings, Inc.	6,500	108,167
NTT Urban Development Corp.	308	233,262
Sumitomo Real Estate Sales Co., Ltd.	3,080	149,083
Sumitomo Realty & Development Co., Ltd.	30,000	731,418
Tokyo Tatemono Co., Ltd. *	1,000	3,308
Tokyu Land Corp.	32,000	156,935

		4,016,163

Retailing 0.4%
Aoyama Trading Co., Ltd.	4,100	80,481
DeNA Co., Ltd.	1,900	52,899
Fast Retailing Co., Ltd.	3,000	700,000
Isetan Mitsukoshi Holdings Ltd.	61,600	641,962
J Front Retailing Co., Ltd.	34,000	169,783
Komeri Co., Ltd.	1,000	25,249
Marui Group Co., Ltd.	30,800	225,395
Point, Inc.	3,080	110,376
USS Co., Ltd.	3,080	330,815
Yamada Denki Co., Ltd.	12,320	593,185

		2,930,145

Semiconductors & Semiconductor Equipment 0.1%
Tokyo Electron Ltd.	19,400	910,536
Ulvac, Inc. *	9,600	77,119

		987,655

Software & Services 0.3%
Gree, Inc. (c)	1,700	28,268
KONAMI Corp.	24,500	562,280
Nintendo Co., Ltd.	4,500	503,448
Nomura Research Institute Ltd.	30,800	643,142
NTT Data Corp.	100	298,084
Trend Micro, Inc.	2,800	77,599
Yahoo! Japan Corp.	924	317,795

		2,430,616

Technology Hardware & Equipment 1.4%
Alps Electric Co., Ltd.	30,800	164,031
Brother Industries Ltd.	30,800	311,934
Canon, Inc.	83,900	2,780,594
FUJIFILM Holdings Corp.	30,800	510,973
Fujitsu Ltd.	71,000	288,353
Hamamatsu Photonics K.K.	2,100	74,264
Hitachi Ltd.	308,000	1,766,181
Hoya Corp.	30,800	694,672
Keyence Corp.	2,100	553,027
Konica Minolta Holdings, Inc.	10,000	73,946
Kyocera Corp.	10,500	901,149
Murata Manufacturing Co., Ltd.	28,200	1,390,192
NEC Corp. *	82,000	117,292
Nippon Electric Glass Co., Ltd.	10,000	47,510
OMRON Corp.	30,800	601,052
Ricoh Co., Ltd.	15,000	118,008
Seiko Epson Corp.	5,200	33,338
Taiyo Yuden Co., Ltd.	3,300	28,617
Toshiba Corp.	125,000	399,106
Yokogawa Electric Corp.	10,000	116,603

		10,970,842

Telecommunication Services 0.8%
KDDI Corp.	174	1,244,445
Nippon Telegraph & Telephone Corp.	30,800	1,421,992
NTT DoCoMo, Inc.	1,024	1,741,977
SOFTBANK Corp.	44,700	1,821,111

		6,229,525

Transportation 0.8%
All Nippon Airways Co., Ltd. (c)	308,000	680,511
Central Japan Railway Co.	152	1,321,992
East Japan Railway Co.	30,800	2,061,200
Fukuyama Transporting Co., Ltd.	2,000	11,162
Kawasaki Kisen Kaisha Ltd. *	6,000	8,046
Kintetsu Corp.	7,000	28,787
Nishi-Nippon Railroad Co., Ltd.	15,000	63,985
Sotetsu Holdings, Inc.	4,000	13,742
Tobu Railway Co., Ltd.	10,000	55,556
Tokyu Corp.	192,000	944,061
West Japan Railway Co.	30,800	1,347,254

		6,536,296

Utilities 0.4%
Chubu Electric Power Co., Inc.	37,000	439,464
Electric Power Development Co., Ltd.	11,000	262,848
Hokkaido Electric Power Co., Inc.	3,000	23,065
Hokuriku Electric Power Co.	2,000	23,091
Kyushu Electric Power Co., Inc.	30,800	233,262
Osaka Gas Co., Ltd.	92,000	401,839
Shikoku Electric Power Co., Inc.	8,500	103,238
The Chugoku Electric Power Co., Inc.	31,400	396,209
The Kansai Electric Power Co., Inc.	31,600	235,688
The Tokyo Electric Power Co., Inc. *	92,400	154,590
Toho Gas Co., Ltd.	22,000	143,576
Tohoku Electric Power Co., Inc. *	17,600	122,953
Tokyo Gas Co., Ltd.	100,000	551,724

		3,091,547

		124,626,414

Netherlands 2.2%

Capital Goods 0.2%
Koninklijke Boskalis Westminster N.V.	2,464	83,455
Koninklijke Philips Electronics N.V.	67,144	1,547,128

		1,630,583

Commercial & Professional Services 0.0%
Randstad Holding N.V.	8,932	291,039

Diversified Financials 0.2%
ING Groep N.V. CVA *	223,916	1,716,621

Energy 0.1%
Fugro N.V. CVA	5,236	319,241
SBM Offshore N.V. *	10,164	144,004

		463,245

Food & Staples Retailing 0.1%
Koninklijke Ahold N.V.	73,920	915,922

Food, Beverage & Tobacco 0.7%
DE Master Blenders 1753 N.V. *	47,740	563,490
Heineken Holding N.V.	6,776	314,229
Heineken N.V.	16,940	941,128

See financial notes 23

 Schwab International Equity ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Unilever N.V. CVA	94,556	3,305,079

		5,123,926

Insurance 0.1%
AEGON N.V.	124,124	638,819

Materials 0.3%
Akzo Nobel N.V.	14,168	818,289
ArcelorMittal	77,616	1,159,833
Koninklijke DSM N.V.	11,396	535,586

		2,513,708

Media 0.1%
Reed Elsevier N.V.	42,812	560,151
Wolters Kluwer N.V.	18,480	333,105

		893,256

Real Estate 0.0%
Corio N.V.	4,997	213,212

Semiconductors & Semiconductor Equipment 0.2%
ASML Holding N.V.	26,180	1,486,150

Telecommunication Services 0.1%
Koninklijke (Royal) KPN N.V.	97,944	841,986

Transportation 0.1%
Koninklijke Vopak N.V.	1,540	99,000
PostNL N.V.	21,413	76,898
TNT Express N.V.	27,720	312,792

		488,690

		17,217,157

New Zealand 0.1%

Consumer Services 0.0%
SKYCITY Entertainment Group Ltd.	57,288	174,435

Health Care Equipment & Services 0.0%
Fisher & Paykel Healthcare Corp., Ltd.	19,096	32,985

Real Estate 0.0%
Kiwi Income Property Trust	157,080	138,187

Telecommunication Services 0.0%
Chorus Ltd. *	28,644	77,552
Telecom Corp. of New Zealand Ltd.	122,584	242,271

		319,823

Transportation 0.1%
Auckland International Airport Ltd.	178,640	373,150

		1,038,580

Norway 0.9%

Banks 0.1%
DnB A.S.A.	71,456	821,574

Capital Goods 0.1%
Orkla A.S.A.	61,600	455,367

Energy 0.5%
Aker Solutions A.S.A.	6,468	118,138
Kvaerner A.S.A.	16,016	39,401
Seadrill Ltd.	21,560	886,965
Statoil A.S.A.	86,240	2,215,367
Subsea 7 S.A.	12,628	290,384

		3,550,255

Insurance 0.0%
Gjensidige Forsikring A.S.A.	6,160	79,120
Storebrand A.S.A. *	23,657	99,937

		179,057

Materials 0.1%
Norsk Hydro A.S.A.	61,689	264,435
Yara International A.S.A.	15,400	753,982

		1,018,417

Telecommunication Services 0.1%
Telenor A.S.A.	55,132	1,007,938

		7,032,608

Portugal 0.2%

Banks 0.0%
Banco Comercial Portugues S.A. - Reg’d *	322,784	35,398
Banco Espirito Santo S.A. - Reg’d *	22,019	15,376

		50,774

Energy 0.0%
Galp Energia, SGPS, S.A.	20,944	315,347

Food & Staples Retailing 0.1%
Jeronimo Martins, SGPS, S.A.	20,944	350,591

Telecommunication Services 0.0%
Portugal Telecom, SGPS, S.A. - Reg’d	35,112	171,723

Utilities 0.1%
EDP - Energias de Portugal S.A.	217,756	531,945

		1,420,380

Republic of Korea 5.0%

Automobiles & Components 0.7%
Halla Climate Control Corp.	250	5,310
Hankook Tire Co., Ltd. (a)(b)	5,820	213,385
Hyundai Mobis	4,316	1,169,699
Hyundai Motor Co.	11,262	2,387,142
Hyundai Wia Corp.	322	51,083
Kia Motors Corp.	21,068	1,375,908

		5,202,527

Banks 0.3%
BS Financial Group, Inc.	4,800	49,919
DGB Financial Group, Inc.	1,200	13,855
Hana Financial Group, Inc.	8,880	265,314
Industrial Bank of Korea	3,300	35,047
KB Financial Group, Inc. ADR	32,360	1,047,170
Shinhan Financial Group Co., Ltd. ADR	18,236	1,146,315
Woori Finance Holdings Co., Ltd.	7,200	68,534

		2,626,154

Capital Goods 0.6%
CJ Corp.	1,000	71,918
Daelim Industrial Co., Ltd.	1,800	140,875
Daewoo Engineering & Construction Co., Ltd. *	7,000	61,694
Daewoo International Corp.	1,690	51,164
Daewoo Shipbuilding & Marine Engineering Co., Ltd.	4,930	105,802
Doosan Corp.	1,746	208,512

24 See financial notes

 Schwab International Equity ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Doosan Heavy Industries & Construction Co., Ltd.	2,150	112,178
Doosan Infracore Co., Ltd. *	4,610	71,915
GS Engineering & Construction Corp.	2,000	123,741
Hyundai Development Co.	4,000	73,505
Hyundai Engineering & Construction Co., Ltd.	5,409	302,241
Hyundai Heavy Industries Co., Ltd.	4,038	823,882
Hyundai Mipo Dockyard Co., Ltd.	620	66,938
KCC Corp.	300	74,827
LG Corp.	5,536	305,435
LS Corp.	1,683	130,235
Samsung C&T Corp.	10,000	568,470
Samsung Engineering Co., Ltd.	2,432	412,612
Samsung Heavy Industries Co., Ltd.	14,240	466,247
Samsung Techwin Co., Ltd.	3,201	200,869
SK Holdings Co., Ltd.	2,020	297,314
STX Offshore & Shipbuilding Co., Ltd.	3,100	26,010

		4,696,384

Consumer Durables & Apparel 0.1%
LG Electronics, Inc.	6,330	392,757
Woongjin Coway Co., Ltd.	4,500	155,668

		548,425

Consumer Services 0.0%
Kangwon Land, Inc.	7,430	151,923

Diversified Financials 0.1%
Daewoo Securities Co., Ltd.	20,008	198,383
Hyundai Securities Co., Ltd.	9,000	67,265
Korea Investment Holdings Co., Ltd.	2,650	89,102
Samsung Card Co., Ltd.	2,960	93,786
Samsung Securities Co., Ltd.	3,836	164,140
Woori Investment & Securities Co., Ltd.	5,000	48,915

		661,591

Energy 0.2%
GS Holdings	2,180	124,887
S-Oil Corp.	6,110	554,659
SK Innovation Co., Ltd.	4,815	693,844

		1,373,390

Food & Staples Retailing 0.0%
E-Mart Co., Ltd.	1,147	249,694
Shinsegae Co., Ltd.	352	70,113

		319,807

Food, Beverage & Tobacco 0.1%
CJ CheilJedang Corp.	500	134,846
KT&G Corp.	3,506	265,432
Lotte Chilsung Beverage Co., Ltd.	55	67,767
Lotte Confectionery Co., Ltd.	50	71,565
NongShim Co., Ltd.	270	59,491
ORION Corp.	264	214,062

		813,163

Household & Personal Products 0.1%
Amorepacific Corp.	203	209,150
AMOREPACIFIC Group	700	267,754
LG Household & Health Care Ltd.	620	339,883

		816,787

Insurance 0.2%
Dongbu Insurance Co., Ltd.	3,650	149,104
Hyundai Marine & Fire Insurance Co., Ltd.	6,000	172,921
Korea Life Insurance Co., Ltd.	20,000	125,151
Samsung Fire & Marine Insurance Co., Ltd.	2,930	604,270
Samsung Life Insurance Co., Ltd.	5,624	478,322

		1,529,768

Materials 0.6%
Cheil Industries, Inc.	3,550	323,829
Hanwha Chemical Corp.	5,040	92,838
Hanwha Corp.	4,090	118,775
Honam Petrochemical Corp.	1,026	211,598
Hyosung Corp.	1,350	72,222
Hyundai Steel Co.	2,037	150,088
Korea Zinc Co., Ltd.	611	220,248
Kumho Petro Chemical Co., Ltd.	828	82,098
LG Chem Ltd.	3,595	953,703
OCI Co., Ltd.	1,338	224,056
POSCO ADR	24,212	1,973,278

		4,422,733

Pharmaceuticals, Biotechnology & Life Sciences 0.0%
Celltrion, Inc.	4,633	123,111
Yuhan Corp.	434	51,256

		174,367

Retailing 0.1%
Hyundai Department Store Co., Ltd.	1,016	127,601
Lotte Midopa Co., Ltd.	5,500	64,471
Lotte Shopping Co., Ltd.	582	163,886

		355,958

Semiconductors & Semiconductor Equipment 1.4%
Samsung Electronics Co., Ltd. GDR - Reg’d	17,950	9,836,600
SK Hynix, Inc. *	33,220	620,702

		10,457,302

Software & Services 0.1%
Daum Communications Corp.	376	37,546
NCsoft Corp.	1,050	233,667
NHN Corp.	3,259	745,366
SK C&C Co. Ltd.	1,000	96,508

		1,113,087

Technology Hardware & Equipment 0.1%
LG Display Co., Ltd. ADR *	46,604	548,063
Samsung Electro-Mechanics Co., Ltd.	2,664	228,452
Samsung SDI Co., Ltd.	1,000	126,033

		902,548

Telecommunication Services 0.1%
KT Corp. ADR	21,252	321,118
LG Uplus Corp.	12,400	83,058
SK Telecom Co., Ltd. ADR	34,804	499,089

		903,265

Transportation 0.1%
CJ Korea Express Co., Ltd. *	1,164	95,921
Hanjin Shipping Co., Ltd. *	4,500	57,905
Hyundai Glovis Co., Ltd.	500	100,474
Hyundai Merchant Marine Co., Ltd. *	3,567	86,139
Korean Air Lines Co., Ltd. *	2,299	96,245

		436,684

See financial notes 25

 Schwab International Equity ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Utilities 0.1%
Korea Electric Power Corp. ADR *	75,072	804,021

		38,309,884

Singapore 1.7%

Banks 0.5%
DBS Group Holdings Ltd.	61,000	706,630
Oversea-Chinese Banking Corp., Ltd.	308,000	2,293,827
United Overseas Bank Ltd.	30,000	459,115

		3,459,572

Capital Goods 0.3%
Cosco Corp. Singapore Ltd. (c)	28,000	21,773
Fraser and Neave Ltd.	39,000	256,686
Keppel Corp., Ltd.	48,000	430,592
Noble Group Ltd.	358,181	344,571
Singapore Technologies Engineering Ltd.	308,000	841,975
Yangzijiang Shipbuilding Holdings Ltd.	355,000	280,323

		2,175,920

Consumer Services 0.1%
Genting Singapore plc	308,000	337,037

Diversified Financials 0.0%
Singapore Exchange Ltd.	8,000	45,150

Food & Staples Retailing 0.0%
Olam International Ltd. (c)	154,772	238,225

Food, Beverage & Tobacco 0.1%
Golden Agri-Resources Ltd.	616,000	350,617
Indofood Agri Resources Ltd. (c)	37,000	41,378
Wilmar International Ltd.	266,000	667,453

		1,059,448

Media 0.0%
Singapore Press Holdings Ltd. (c)	24,000	76,383

Real Estate 0.3%
CapitaCommercial Trust	308,000	350,617
Capitaland Ltd.	308,000	743,210
CapitaMall Trust	308,000	488,889
Keppel Land Ltd.	33,000	89,682
Wing Tai Holdings Ltd.	443,000	543,362
Yanlord Land Group Ltd. *(c)	388,000	362,370

		2,578,130

Retailing 0.1%
Jardine Cycle & Carriage Ltd.	8,000	296,873

Technology Hardware & Equipment 0.0%
Venture Corp., Ltd.	23,000	143,082

Telecommunication Services 0.2%
Singapore Telecommunications Ltd.	616,000	1,674,074

Transportation 0.1%
ComfortDelGro Corp., Ltd.	308,000	413,580
Hutchison Port Holdings Trust	95,000	66,500
Neptune Orient Lines Ltd. *(c)	335,000	292,729
Singapore Post Ltd.	308,000	266,667

		1,039,476

		13,123,370

Spain 2.4%

Banks 0.9%
Banco Bilbao Vizcaya Argentaria S.A.	298,144	2,282,297
Banco de Sabadell S.A.	206,360	598,269
Banco Popular Espanol S.A. (c)	73,961	169,022
Banco Santander S.A.	563,024	4,023,952
Bankinter S.A.	21,252	80,204

		7,153,744

Capital Goods 0.0%
ACS, Actividades de Construccion y Servicios S.A.	12,320	245,209
Zardoya Otis S.A.	9,286	107,803

		353,012

Diversified Financials 0.1%
CaixaBank (c)	82,544	315,470
Corporacion Financiera Alba S.A.	2,464	80,038

		395,508

Energy 0.2%
Repsol S.A.	73,612	1,357,951

Food & Staples Retailing 0.0%
Distribuidora Internacional de Alimentacion S.A. *	33,880	180,261

Insurance 0.0%
Mapfre S.A.	45,584	110,895

Materials 0.0%
Acerinox S.A.	14,784	158,660

Pharmaceuticals, Biotechnology & Life Sciences 0.1%
Grifols S.A. *	14,784	417,429

Retailing 0.2%
Inditex S.A.	15,708	1,750,512

Software & Services 0.1%
Amadeus IT Holding S.A.	24,024	537,813

Telecommunication Services 0.4%
Telefonica S.A.	265,496	3,359,963

Transportation 0.1%
Abertis Infraestructuras S.A.	23,100	314,324
Ferrovial S.A.	31,108	368,001

		682,325

Utilities 0.3%
Enagas S.A.	13,860	257,952
Gas Natural SDG S.A.	32,956	407,352
Iberdrola S.A.	293,524	1,166,939
Red Electrica Corporacion S.A.	1,540	66,815

		1,899,058

		18,357,131

Sweden 2.7%

Banks 0.6%
Nordea Bank AB	196,504	1,817,654
Skandinaviska Enskilda Banken AB, A Shares	131,516	1,006,979
Svenska Handelsbanken AB, A Shares	36,652	1,278,072

26 See financial notes

 Schwab International Equity ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Swedbank AB, A Shares	41,580	727,783

		4,830,488

Capital Goods 0.9%
Alfa Laval AB	21,868	374,504
Assa Abloy AB, B Shares	29,568	904,234
Atlas Copco AB, A Shares	44,660	999,541
Atlas Copco AB, B Shares	26,796	530,930
Hexagon AB, B Shares	15,092	303,132
Sandvik AB	57,288	766,534
Scania AB, B Shares	26,488	456,024
Skanska AB, B Shares	26,796	412,766
SKF AB, B Shares	32,956	685,832
Volvo AB, B Shares	90,552	1,148,028

		6,581,525

Commercial & Professional Services 0.0%
Securitas AB, B Shares	30,492	227,298

Consumer Durables & Apparel 0.0%
Electrolux AB, Series B	12,320	298,434

Diversified Financials 0.2%
Industrivarden AB, A Shares	17,864	251,302
Investment AB Kinnevik, B Shares	8,624	174,391
Investor AB, B Shares	36,344	753,044
Ratos AB, B Shares	3,080	27,606

		1,206,343

Energy 0.0%
Lundin Petroleum AB *	10,780	243,385

Food, Beverage & Tobacco 0.1%
Swedish Match AB	23,716	985,652

Health Care Equipment & Services 0.1%
Elekta AB, B Shares	2,156	109,889
Getinge AB, B Shares	12,936	385,444

		495,333

Materials 0.2%
Boliden AB	11,704	171,981
Holmen AB, B Shares	9,240	238,617
SSAB AB, A Shares	7,084	53,545
Svenska Cellulosa AB, B Shares	35,420	633,336

		1,097,479

Media 0.0%
Modern Times Group, B Shares	2,464	112,564

Retailing 0.2%
Hennes & Mauritz AB, B Shares	37,268	1,348,518

Technology Hardware & Equipment 0.2%
Telefonaktiebolaget LM Ericsson, B Shares	184,184	1,724,556

Telecommunication Services 0.2%
Tele2 AB, B Shares	28,028	493,119
TeliaSonera AB	132,440	915,448

		1,408,567

		20,560,142

Switzerland 7.2%

Banks 0.0%
Banque Cantonale Vaudoise - Reg’d	308	163,764

Capital Goods 0.6%
ABB Ltd. - Reg’d *	158,004	2,755,035
Geberit AG - Reg’d *	3,696	781,025
Schindler Holding AG	3,696	436,490
Schindler Holding AG - Reg’d	5,236	619,460
Sulzer AG - Reg’d	924	125,224

		4,717,234

Commercial & Professional Services 0.1%
Adecco S.A. - Reg’d *	10,472	476,000
SGS S.A. - Reg’d	308	622,725

		1,098,725

Consumer Durables & Apparel 0.4%
Compagnie Financiere Richemont S.A., A Shares	31,108	1,912,002
Swatch Group AG	2,156	884,490
Swatch Group AG - Reg’d	5,236	370,741

		3,167,233

Diversified Financials 0.7%
Credit Suisse Group AG - Reg’d *	73,304	1,418,986
GAM Holding AG *	11,704	138,836
Julius Baer Group Ltd. *	16,632	547,707
Pargesa Holding S.A.	1,540	98,129
UBS AG - Reg’d *	251,020	2,814,291

		5,017,949

Energy 0.1%
Transocean Ltd.	21,252	1,030,698

Food, Beverage & Tobacco 1.8%
Aryzta AG *	5,852	288,423
Nestle S.A. - Reg’d	212,828	13,259,859

		13,548,282

Health Care Equipment & Services 0.1%
Nobel Biocare Holding AG - Reg’d *	7,084	67,300
Sonova Holding AG - Reg’d *	3,388	314,758
Straumann Holding AG - Reg’d	616	73,395

		455,453

Insurance 0.5%
Baloise Holding AG - Reg’d	2,772	204,423
Swiss Re AG *	23,408	1,470,679
Zurich Insurance Group AG *	8,624	2,077,690

		3,752,792

Materials 0.5%
Givaudan S.A. - Reg’d *	924	873,949
Holcim Ltd. - Reg’d *	13,244	814,021
Syngenta AG - Reg’d	7,392	2,497,885

		4,185,855

Pharmaceuticals, Biotechnology & Life Sciences 2.2%
Actelion Ltd. - Reg’d *	924	43,765
Novartis AG - Reg’d	162,008	9,566,397
Roche Holding AG	41,580	7,586,190

		17,196,352

Real Estate 0.0%
Swiss Prime Site AG - Reg’d *	1,848	152,383

Telecommunication Services 0.1%
Swisscom AG - Reg’d	1,848	743,778

See financial notes 27

 Schwab International Equity ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Transportation 0.1%
Kuehne & Nagel International AG - Reg’d	3,080	351,455

		55,581,953

United Kingdom 19.1%

Automobiles & Components 0.0%
GKN plc	101,332	343,630

Banks 2.2%
Barclays plc	742,280	2,160,519
HSBC Holdings plc	1,077,692	9,364,998
Lloyds Banking Group plc *	2,678,984	1,417,396
Royal Bank of Scotland Group plc *	121,412	436,408
Standard Chartered plc	147,889	3,268,627

		16,647,948

Capital Goods 0.7%
BAE Systems plc	207,900	1,051,744
Bunzl plc	16,632	296,932
Cobham plc	60,060	209,204
IMI plc	9,240	126,217
Invensys plc	47,432	181,943
Meggitt plc	30,800	193,337
Rolls-Royce Holdings plc *	108,724	1,417,800
Smiths Group plc	28,336	470,328
The Weir Group plc	9,240	239,665
Wolseley plc	20,020	808,325

		4,995,495

Commercial & Professional Services 0.3%
Aggreko plc	16,632	623,452
Capita plc	38,500	441,514
Experian plc	60,676	967,602
G4S plc	87,472	351,508
Hays plc	95,172	103,927
Rentokil Initial plc	137,368	167,896

		2,655,899

Consumer Durables & Apparel 0.1%
Burberry Group plc	30,492	655,285

Consumer Services 0.5%
Carnival plc	17,556	602,039
Compass Group plc	138,600	1,560,831
Intercontinental Hotels Group plc	16,016	408,296
Ladbrokes plc	87,164	234,944
TUI Travel plc	60,676	204,025
Whitbread plc	18,172	614,793
William Hill plc	71,456	340,832

		3,965,760

Diversified Financials 0.2%
3i Group plc	66,220	216,357
Ashmore Group plc	21,252	111,056
Hargreaves Lansdown plc	14,168	139,748
ICAP plc	51,436	259,556
Investec plc	15,400	91,825
London Stock Exchange Group plc	6,160	97,206
Man Group plc	92,092	104,294
Schroders plc	9,548	215,503
Schroders plc, Non-Voting Shares	6,160	113,497

		1,349,042

Energy 3.7%
AMEC plc	20,328	358,074
BG Group plc	206,976	4,234,305
BP plc	1,166,396	8,176,651
Cairn Energy plc *	21,868	99,687
Essar Energy plc *	27,412	43,671
John Wood Group plc	31,108	405,412
Petrofac Ltd.	9,240	220,439
Royal Dutch Shell plc, A Shares	226,072	7,914,157
Royal Dutch Shell plc, B Shares	153,692	5,545,112
Tullow Oil plc	60,984	1,320,256

		28,317,764

Food & Staples Retailing 0.5%
J Sainsbury plc	120,736	628,242
Tesco plc	486,640	2,601,766
William Morrison Supermarkets plc	162,624	723,251

		3,953,259

Food, Beverage & Tobacco 2.6%
Associated British Foods plc	22,792	479,310
British American Tobacco plc	123,200	6,460,533
Diageo plc	154,000	4,219,453
Imperial Tobacco Group plc	60,984	2,378,979
SABMiller plc	73,304	3,236,240
Tate & Lyle plc	33,880	353,015
Unilever plc	80,696	2,901,848

		20,029,378

Health Care Equipment & Services 0.1%
Smith & Nephew plc	52,360	554,717

Household & Personal Products 0.4%
Reckitt Benckiser Group plc	49,280	2,786,551

Insurance 0.8%
Aviva plc	172,788	894,975
Legal & General Group plc	405,020	823,441
Old Mutual plc	318,007	840,497
Prudential plc	180,488	2,256,157
Resolution Ltd.	214,406	734,911
Standard Life plc	131,208	552,897

		6,102,878

Materials 2.2%
Anglo American plc	85,316	2,371,455
Antofagasta plc	16,016	281,610
BHP Billiton plc	134,288	3,916,122
CRH plc	44,968	791,388
Eurasian Natural Resources Corp.	25,872	124,062
Fresnillo plc	12,628	313,100
Glencore International plc	229,460	1,403,364
Johnson Matthey plc	12,054	459,695
Kazakhmys plc	19,712	185,666
Lonmin plc	13,552	123,340
Randgold Resources Ltd.	5,236	525,609
Rexam plc	63,756	429,169
Rio Tinto plc	86,856	3,773,835
Vedanta Resources plc	7,392	101,854
Xstrata plc	145,068	2,194,048

		16,994,317

Media 0.5%
Aegis Group plc	45,629	172,128
British Sky Broadcasting Group plc	71,148	859,991

28 See financial notes

 Schwab International Equity ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Daily Mail & General Trust plc, A Shares	13,552	103,214
ITV plc	281,512	372,467
Pearson plc	43,736	830,144
Reed Elsevier plc	64,372	603,758
WPP plc	75,152	972,847

		3,914,549

Pharmaceuticals, Biotechnology & Life Sciences 1.5%
AstraZeneca plc	88,088	4,108,592
GlaxoSmithKline plc	291,984	6,608,764
Shire plc	32,340	984,197

		11,701,553

Real Estate 0.3%
British Land Co. plc	84,392	723,168
Capital Shopping Centres Group plc	66,528	356,952
Hammerson plc	65,296	473,968
Land Securities Group plc	48,356	607,538
SEGRO plc	60,676	223,107

		2,384,733

Retailing 0.2%
Kingfisher plc	128,128	560,880
Marks & Spencer Group plc	86,856	493,613
Next plc	9,856	559,658

		1,614,151

Semiconductors & Semiconductor Equipment 0.1%
ARM Holdings plc	86,548	789,069

Software & Services 0.0%
The Sage Group plc	79,156	372,405

		372,405

Telecommunication Services 1.4%
BT Group plc	460,152	1,590,401
Inmarsat plc	26,796	243,664
Vodafone Group plc	2,985,136	8,605,717

		10,439,782

Transportation 0.0%
International Consolidated Airlines Group S.A. *	70,840	159,552

Utilities 0.8%
Centrica plc	329,868	1,711,732
Drax Group plc	22,484	166,420
National Grid plc	202,664	2,200,196
Severn Trent plc	13,552	372,603
SSE plc	52,668	1,144,404
United Utilities Group plc	33,880	381,536

		5,976,891

		146,704,608

Total Common Stock
(Cost $787,965,765)		760,958,498

Preferred Stock 0.4% of net assets

Germany 0.4%

Automobiles & Components 0.3%
Porsche Automobil Holding SE	9,856	510,605
Volkswagen AG	11,088	1,962,290

		2,472,895

Household & Personal Products 0.1%
Henkel AG & Co. KGaA	9,240	699,870

		3,172,765

Italy 0.0%

Diversified Financials 0.0%
EXOR S.p.A.	2,772	55,521

Total Preferred Stock
(Cost $2,782,165)		3,228,286

Warrants 0.0% of net assets

Israel 0.0%

Energy 0.0%
Isramco Negev 2 LP *	29,600	74

Total Warrants
(Cost $—)		74

Other Investment Company 0.0% of net assets

Money Market Fund 0.0%
State Street Institutional U.S. Government Money Market Fund	250,173	250,173

Total Other Investment Company
(Cost $250,173)		250,173

End of Investments

Collateral Invested for Securities on Loan 0.3% of net assets

State Street Institutional U.S. Government Money Market Fund	2,686,618	2,686,618

Total Collateral Invested for Securities on Loan
(Cost $2,686,618)		2,686,618

End of Collateral Invested for Securities on Loan

At 08/31/12, the tax basis cost of the fund’s investments was $793,246,211 and the unrealized appreciation and depreciation were $65,911,759 and ($94,720,939), respectively, with a net unrealized depreciation of ($28,809,180).

*	Non-income producing security.
(a)	Illiquid security. At the period end, the value of these amounted to $213,385 or 0% of net assets.
(b)	Fair-valued by management in accordance with procedures approved by the Board of Trustees.
(c)	All or a portion of this security is on loan.

See financial notes 29

 Schwab International Equity ETF

Portfolio Holdings continued

ADR —	American Depositary Receipt
CDI —	CHESS Depositary Interest
CVA —	Dutch Certificate
GDR —	Global Depositary Receipt
Reg’d —	Registered
REIT —	Real Estate Investment Trust
RSP —	Risparmio (Convertible Savings Shares)

The following is a summary of the inputs used to value the fund’s investments as of August 31, 2012 (see financial note 2(a) for additional information):

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common Stock[1]	$722,648,614	$—	$—	$722,648,614
Republic of Korea[1]	33,107,357	—	—	33,107,357
Automobiles & Components	4,989,142	—	213,385	5,202,527
Preferred Stock[1]	3,228,286	—	—	3,228,286
Warrants[1]	74	—	—	74
Other Investment Company[1]	250,173	—	—	250,173

Total	$764,223,646	$—	$213,385	$764,437,031

Other Financial Instruments
Collateral Invested for Securities on Loan	$2,686,618	$—	$—	$2,686,618

[1]	As categorized in Portfolio Holdings.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Balance		Change in					Balance
	as of	Realized	Unrealized			Gross	Gross	as of
	August 31,	Gains	Gains	Gross	Gross	Transfers	Transfers	August 31,
Investments in Securities	2011	(Losses)	(Losses)	Purchases	Sales	in	out	2012

Common Stock
Australia	$9,160	$—	($53,146)	$43,986	$—	$—	$—	$—
Japan	199,871	—	31,463	—	(231,334)	—	—	$—
Republic of Korea	—	—	(4,252)	54,031	—	163,606	—	$213,385

Total	$209,031	$—	($25,935)	$98,017	($231,334)	$163,606	$—	$213,385

All net realized and change in unrealized gains (losses) on Level 3 investments in the tables above are reflected on the accompanying Statement of Operations. Changes in net unrealized gains (losses) for Level 3 investments held by the fund at August 31, 2012 are ($80,042).

The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were transfers in and out of Level 3 from Level 1 due to the result of fair valued securities for which no quoted value was available. There were no transfers between Level 1 and Level 2 for the period ended August 31, 2012.

30 See financial notes

 Schwab International Equity ETF

Statement of
Assets and Liabilities
As of August 31, 2012

Assets

Investments, at value (cost $790,998,103) including securities on loan of $2,952,767		$764,437,031
Collateral invested for securities on loan		2,686,618
Foreign currency, at value (cost $1,528,466)		1,543,097
Receivables:
Dividends		2,034,079
Foreign tax reclaims		652,683
Income from securities on loan		9,031
Interest	+	16

Total assets		771,362,555

Liabilities

Collateral held for securities on loan		2,686,618
Payables:
Investment adviser fees		8,236
Due to custodian	+	1,381

Total liabilities		2,696,235

Net Assets

Total assets		771,362,555
Total liabilities	—	2,696,235

Net assets		$768,666,320

Net Assets by Source
Capital received from investors		802,643,444
Net investment income not yet distributed		17,242,772
Net realized capital losses		(24,657,711)
Net unrealized capital losses		(26,562,185)

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$768,666,320		30,800,000		$24.96

See financial notes 31

 Schwab International Equity ETF

Statement of
Operations
For September 1, 2011 through August 31, 2012

Investment Income

Dividends (net of foreign withholding tax of $1,965,794)		$24,000,308
Interest		3,763
Securities on loan	+	254,676

Total investment income		24,258,747

Expenses

Investment adviser fees		893,428

Total expenses	−	893,428

Net investment income		23,365,319

Realized and Unrealized Gains (Losses)

Net realized losses on investments		(18,820,574)
Net realized losses on foreign currency transactions	+	(330,156)

Net realized losses		(19,150,730)
Net unrealized losses on investments		(6,152,346)
Net unrealized losses on foreign currency translations	+	(65,073)

Net unrealized losses	+	(6,217,419)

Net realized and unrealized losses		(25,368,149)

Net decrease in net assets resulting from operations		($2,002,830)

32 See financial notes

 Schwab International Equity ETF

Statements of
Changes in Net Assets
For the current and prior report periods

Operations

9/1/11-8/31/12			9/1/10-8/31/11
Net investment income		$23,365,319	$16,338,245
Net realized losses		(19,150,730)	(3,996,445)
Net unrealized losses	+	(6,217,419)	(1,919,270)

Net increase (decrease) in net assets resulting from operations		(2,002,830)	10,422,530

Distributions to Shareholders

Distributions from net investment income		($19,440,541)	($7,027,040)

Transactions in Fund Shares

		9/1/11-8/31/12		9/1/10-8/31/11
		SHARES	VALUE	SHARES	VALUE
Shares sold		6,400,000	$155,902,019	12,400,000	$344,943,232
Shares redeemed	+	(1)	(24)	—	—

Net transactions in fund shares		6,399,999	$155,901,995	12,400,000	$344,943,232

Shares Outstanding and Net Assets

		9/1/11-8/31/12		9/1/10-8/31/11
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		24,400,001	$634,207,696	12,000,001	$285,868,974
Total increase	+	6,399,999	134,458,624	12,400,000	348,338,722

End of period		30,800,000	$768,666,320	24,400,001	$634,207,696

Net investment income not yet distributed			$17,242,772		$13,591,511

See financial notes 33

Schwab International Small-Cap Equity ETF™

Financial Statements

Financial Highlights

	9/1/11–	9/1/10–	1/13/10[1]–
	8/31/12	8/31/11	8/31/10

Per-Share Data ($)

Net asset value at beginning of period	27.48	23.54	25.00

Income (loss) from investment operations:
Net investment income (loss)	0.67	0.72	0.21
Net realized and unrealized gains (losses)	(2.39)	3.88	(1.67)

Total from investment operations	(1.72)	4.60	(1.46)
Less distributions:
Distributions from net investment income	(0.82)	(0.66)	—

Net asset value at end of period	24.94	27.48	23.54

Total return (%)	(5.91)	19.52	(5.84)[2]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.35	0.35	0.35	[3]
Gross operating expenses	0.35	0.35	0.35	[3]
Net investment income (loss)	2.65	2.46	2.18	[3]
Portfolio turnover rate[4]	25	18	7	[2]
Net assets, end of period ($ x 1,000)	159,610	162,139	58,848

1 Commencement of operations.
2 Not annualized.
3 Annualized.
4 Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.

34 See financial notes

 Schwab International Small-Cap Equity ETF

Portfolio Holdings as of August 31, 2012

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings on a daily basis on the fund’s website at www.schwabetfs.com.

			Cost	Value
Holdings by Category			($)	($)

98.5%		Common Stock	165,608,987	157,289,538
0.4%		Other Investment Companies	533,441	600,081
0.5%		Preferred Stock	787,961	819,744
0.0%		Rights	—	20,535

99.4%		Total Investments	166,930,389	158,729,898
3.6%		Collateral Invested for Securities on Loan	5,730,800	5,730,800
(3	.0)%	Other Assets and Liabilities, Net		(4,851,097)

100.0%		Net Assets		159,609,601

	Number	Value
Security	of Shares	($)

Common Stock 98.5% of net assets

Australia 7.1%

Capital Goods 0.7%
Ausdrill Ltd.	16,000	46,298
Boart Longyear Ltd.	61,952	90,274
Bradken Ltd.	22,713	131,447
Cardno Ltd.	12,800	98,682
Emeco Holdings Ltd.	56,740	45,738
Macmahon Holdings Ltd.	206,517	126,988
Monadelphous Group Ltd. (c)	9,565	198,589
NRW Holdings Ltd.	47,744	121,872
Seven Group Holdings Ltd.	12,800	107,413
UGL Ltd.	17,742	191,239

		1,158,540

Commercial & Professional Services 0.5%
Cabcharge Australia Ltd. (c)	27,104	156,019
Mineral Resources Ltd.	6,400	47,423
SAI Global Ltd.	37,841	168,159
Seek Ltd.	35,848	264,146
Transfield Services Ltd.	72,793	138,043
Transpacific Industries Group Ltd. *	48,000	44,149

		817,939

Consumer Durables & Apparel 0.1%
Billabong International Ltd.	28,763	40,129
G.U.D. Holdings Ltd. (c)	19,018	167,846

		207,975

Consumer Services 0.3%
Invocare Ltd.	36,169	333,419
Navitas Ltd. (c)	34,165	151,118

		484,537

Diversified Financials 0.1%
FlexiGroup Ltd.	32,000	112,109

Energy 0.5%
Aurora Oil & Gas Ltd. *	73,088	245,481
AWE Ltd.	83,941	124,051
Beach Energy Ltd.	73,744	89,929
Coalspur Mines Ltd. *(c)	65,600	40,677
Drillsearch Energy Ltd. *	35,904	53,431
Karoon Gas Australia Ltd. *	36,800	152,124
Linc Energy Ltd. *	121,344	66,463

		772,156

Food, Beverage & Tobacco 0.3%
Australian Agricultural Co., Ltd. *	34,165	45,547
GrainCorp Ltd.	38,400	365,891
Senex Energy Ltd. *	88,614	65,020

		476,458

Health Care Equipment & Services 0.3%
Primary Health Care Ltd.	95,670	368,785
Sigma Pharmaceuticals Ltd.	160,320	113,493

		482,278

Materials 1.5%
Bathurst Resources Ltd. *(c)	89,614	32,414
Beadell Resources Ltd. *	48,823	39,356
Coal of Africa Ltd. *(c)	97,013	28,072
CuDeco Ltd. *(c)	15,168	65,210
Discovery Metals Ltd. *(c)	48,000	47,869
Evolution Mining Ltd. *	51,200	82,279
Gindalbie Metals Ltd. *(c)	152,626	52,051
Gryphon Minerals Ltd. *(c)	47,835	30,897
Independence Group NL	31,725	114,752
Integra Mining Ltd. *	145,385	70,617
Intrepid Mines Ltd. *(c)	60,597	17,222
Kingsgate Consolidated Ltd.	23,915	105,780
Medusa Mining Ltd. (c)	32,548	167,174
Mineral Deposits Ltd. *	5,312	27,448
Mount Gibson Iron Ltd.	149,013	112,418
PanAust Ltd. *	80,704	221,019
Perseus Mining Ltd. *	85,214	215,758
Regis Resources Ltd. *	52,610	257,713
Resolute Mining Ltd. *	95,680	145,849
Sandfire Resources NL *	15,189	113,019
Silver Lake Resources Ltd. *(c)	25,600	78,575
St. Barbara Ltd. *(c)	54,697	83,659
Sundance Resources Ltd. *	489,280	161,807
Western Areas NL (c)	16,000	65,810

		2,336,768

Pharmaceuticals, Biotechnology & Life Sciences 0.2%
Acrux Ltd. *	19,200	66,075
Mesoblast Ltd. *(c)	41,024	269,216
Pharmaxis Ltd. *(c)	44,800	50,002

		385,293

Real Estate 1.0%
Abacus Property Group	70,059	146,253
Aspen Group (c)	64,000	18,519
BWP Trust	116,664	238,721
Centro Retail Australia	134,529	297,522

See financial notes 35

 Schwab International Small-Cap Equity ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Challenger Diversified Property Group	25,626	61,176
Charter Hall Group	47,835	131,992
Charter Hall Retail REIT	65,888	236,960
FKP Property Group (c)	199,650	61,899
Investa Office Fund	122,081	357,046

		1,550,088

Retailing 0.6%
Automotive Holdings Group	54,625	167,098
David Jones Ltd. (c)	71,488	178,788
JB Hi-Fi Ltd. (c)	11,095	104,686
Myer Holdings Ltd. (c)	82,005	168,648
Pacific Brands Ltd.	181,376	114,340
Premier Investments Ltd.	12,800	65,215
Super Retail Group Ltd.	16,000	131,455
Wotif.com Holdings Ltd. (c)	18,797	83,725

		1,013,955

Semiconductors & Semiconductor Equipment 0.0%
Silex Systems Ltd. *	15,552	59,467

Software & Services 0.2%
carsales.com Ltd. (c)	15,937	119,902
Iress Ltd. (c)	29,760	225,745

		345,647

Telecommunication Services 0.1%
TPG Telecom Ltd.	62,600	134,564

Transportation 0.3%
Australian Infrastructure Fund	64,000	203,714
Virgin Australia Holdings Ltd. *	424,000	197,182
Virgin Australia International Holdings Ltd. (a)(b)	424,000	—

		400,896

Utilities 0.4%
DUET Group	96,000	208,343
Energy World Corp. Ltd. *	147,200	77,583
Hastings Diversified Utilities Fund	38,400	103,577
Infigen Energy *(c)	133,696	42,141
Spark Infrastructure Group (d)	147,200	246,441

		678,085

		11,416,755

Austria 0.7%

Automobiles & Components 0.1%
Semperit AG Holding	2,680	98,000

Capital Goods 0.1%
Wienerberger AG	17,792	136,848

Energy 0.1%
Schoeller-Bleckmann Oilfield Equipment AG	1,637	156,739

Materials 0.0%
Mayr Melnhof Karton AG	680	63,086

Real Estate 0.3%
Atrium European Real Estate Ltd.	27,555	135,459
CA Immobilien Anlagen AG *	12,800	126,010
Conwert Immobilien Invest SE	12,800	140,369
S IMMO AG	6,400	37,754

		439,592

Transportation 0.1%
Oesterreichische Post AG	4,583	153,954

		1,048,219

Belgium 1.1%

Consumer Durables & Apparel 0.0%
Van de Velde N.V.	832	36,181

Diversified Financials 0.4%
Ackermans & van Haaren N.V.	3,695	285,880
RHJ International *	21,067	97,988
Sofina S.A.	2,594	198,571

		582,439

Materials 0.2%
Nyrstar *	26,541	128,132
Tessenderlo Chemie N.V.	4,511	129,871

		258,003

Pharmaceuticals, Biotechnology & Life Sciences 0.1%
ThromboGenics N.V. *	2,560	90,095

Real Estate 0.2%
Befimmo S.C.A. Sicafi	2,325	134,928
Cofinimmo	1,664	183,529

		318,457

Retailing 0.1%
D’Ieteren S.A. N.V.	4,480	198,550

Semiconductors & Semiconductor Equipment 0.0%
Melexis N.V.	3,200	52,437

Technology Hardware & Equipment 0.1%
Barco N.V.	1,088	65,499
EVS Broadcast Equipment S.A.	2,702	131,126

		196,625

		1,732,787

Canada 21.8%

Automobiles & Components 0.1%
Linamar Corp.	7,200	150,515

Banks 0.4%
Canadian Western Bank	7,200	205,235
Genworth MI Canada, Inc.	7,200	142,490
Home Capital Group, Inc.	7,200	372,093

		719,818

Capital Goods 0.8%
Aecon Group, Inc.	7,200	90,105
ATS Automation Tooling Systems, Inc. *	14,400	128,992
CAE, Inc.	32,000	326,858
Russel Metals, Inc.	7,200	182,764
Superior Plus Corp.	12,800	115,049
Toromont Industries Ltd.	8,500	174,591
Westport Innovations, Inc. *(c)	6,400	225,558

		1,243,917

Commercial & Professional Services 0.5%
Progressive Waste Solutions Ltd.	14,000	277,489
Ritchie Bros. Auctioneers, Inc.	14,400	268,053
Stantec, Inc.	7,200	230,187

36 See financial notes

 Schwab International Small-Cap Equity ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Transcontinental, Inc., Class A	7,200	71,573

		847,302

Consumer Durables & Apparel 0.4%
Dorel Industries, Inc., Class B	6,400	212,393
Gildan Activewear, Inc.	12,800	387,820

		600,213

Diversified Financials 0.6%
AGF Management Ltd., Class B	7,200	83,028
Canaccord Financial, Inc.	7,200	36,698
Dundee Corp., Class A *	7,200	166,785
GMP Capital, Inc.	6,400	34,048
Onex Corp.	15,700	616,641
TMX Group, Inc.	1,800	90,926

		1,028,126

Energy 6.0%
Advantage Oil & Gas Ltd. *	21,600	75,294
AltaGas Ltd.	12,800	402,347
Athabasca Oil Corp. *	54,000	743,092
Bankers Petroleum Ltd. *	34,000	92,334
Baytex Energy Corp. (c)	12,800	582,378
Birchcliff Energy Ltd. *	12,800	87,422
BlackPearl Resources, Inc. *	38,400	123,739
Bonavista Energy Corp.	12,800	214,403
Calfrac Well Services Ltd.	7,200	175,467
Celtic Exploration Ltd. *	15,500	259,786
Crew Energy, Inc. *	7,200	45,746
Denison Mines Corp. *	64,000	89,497
Enerflex Ltd.	7,200	89,521
Enerplus Corp.	19,200	302,344
Ensign Energy Services, Inc.	14,400	219,170
Gibson Energy, Inc.	6,400	140,536
Keyera Corp.	6,400	291,838
Legacy Oil & Gas, Inc. *	14,000	91,787
Mullen Group Ltd.	7,200	168,682
Nuvista Energy Ltd. *	14,400	63,912
Paramount Resources Ltd., A Shares *	7,200	175,759
Pason Systems, Inc.	7,200	108,564
Pembina Pipeline Corp.	32,060	868,058
Pengrowth Energy Corp.	44,804	302,371
PetroBakken Energy Ltd., A Shares (c)	6,800	89,578
Petrobank Energy & Resources Ltd. *	9,600	120,334
Petrominerales Ltd.	12,800	120,756
Peyto Exploration & Development Corp.	12,800	264,989
Precision Drilling Corp. *	32,000	236,388
Progress Energy Resources Corp.	32,000	712,408
Savanna Energy Services Corp.	14,400	106,667
ShawCor Ltd., Class A	7,200	253,461
SouthGobi Resources Ltd. *(c)	12,800	34,891
Tourmaline Oil Corp. *	16,000	447,160
Trican Well Service Ltd.	21,000	253,230
Trilogy Energy Corp.	8,000	175,103
Trinidad Drilling Ltd.	19,200	126,463
Uranium One, Inc. *	70,400	168,358
Veresen, Inc. (c)	19,200	254,288
Vermilion Energy, Inc.	9,600	436,881

		9,515,002

Food & Staples Retailing 0.8%
Empire Co., Ltd., A Shares	6,400	370,828
Metro, Inc.	12,800	742,695
The Jean Coutu Group, Inc., A Shares	14,400	210,269

		1,323,792

Food, Beverage & Tobacco 0.6%
Cott Corp. *	14,400	118,778
Maple Leaf Foods, Inc.	14,400	161,240
Viterra, Inc.	42,600	696,726

		976,744

Health Care Equipment & Services 0.7%
Catamaran Corp. *	10,700	927,691
Extendicare, Inc. (c)	14,400	116,589

		1,044,280

Insurance 0.1%
Industrial Alliance Insurance & Financial Services, Inc.	7,200	183,274

Materials 4.9%
Alacer Gold Corp. *	32,000	191,964
Alamos Gold, Inc.	15,000	281,654
AuRico Gold, Inc. *	35,827	248,685
Aurizon Mines Ltd. *	21,600	87,770
B2Gold Corp. *	25,600	97,798
Banro Corp. *	12,800	54,995
Canfor Corp. *	14,400	190,424
Capstone Mining Corp. *	28,800	70,625
CCL Industries, Inc., Class B	7,200	263,894
Centerra Gold, Inc.	19,200	145,919
CGA Mining Ltd. *	32,000	78,472
China Gold International Resources Corp. Ltd. *	21,000	72,777
Detour Gold Corp. *	12,800	321,670
Dundee Precious Metals, Inc. *	14,000	120,586
Endeavour Silver Corp. *	6,400	56,811
First Majestic Silver Corp. *	12,800	252,278
Franco-Nevada Corp.	15,800	818,779
Gabriel Resources Ltd. *	21,600	50,561
Harry Winston Diamond Corp. *	7,200	90,470
HudBay Minerals, Inc.	22,700	193,911
Imperial Metals Corp. *	14,000	162,010
Inmet Mining Corp.	7,900	352,312
Katanga Mining Ltd. *	64,000	29,832
Kirkland Lake Gold, Inc. *	6,800	93,919
Lundin Mining Corp. *	57,600	260,903
Major Drilling Group International, Inc.	13,600	128,717
Methanex Corp.	14,400	428,710
Nevsun Resources Ltd.	12,800	51,363
New Gold, Inc. *	51,200	566,554
NovaGold Resources, Inc. *	32,000	149,162
OceanaGold Corp. *(c)	27,200	71,662
Pan American Silver Corp.	19,360	339,587
Pretium Resources, Inc. *	6,400	94,620
Rubicon Minerals Corp. *	32,000	111,871
Seabridge Gold, Inc. *	6,400	107,202
SEMAFO, Inc.	34,400	129,673
Sherritt International Corp.	30,100	133,900
Silver Standard Resources, Inc. *	7,200	106,813
Silvercorp Metals, Inc.	21,000	123,423
Sino-Forest Corp. *(a)(b)	17,700	—
Tahoe Resources, Inc. *	12,800	232,951

See financial notes 37

 Schwab International Small-Cap Equity ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Taseko Mines Ltd. *	21,600	64,788
Thompson Creek Metals Co., Inc. *	14,400	40,565
West Fraser Timber Co., Ltd.	6,400	360,517

		7,831,097

Media 1.1%
Aimia, Inc.	25,600	376,146
Astral Media, Inc., A Shares	7,200	345,463
Cineplex, Inc.	6,400	192,937
Cogeco Cable, Inc.	6,400	237,815
Corus Entertainment, Inc.	6,400	150,134
Imax Corp. *	6,800	137,537
Quebecor, Inc., Class B	6,800	243,239
Torstar Corp.	6,800	59,397

		1,742,668

Pharmaceuticals, Biotechnology & Life Sciences 0.1%
Nordion, Inc.	14,400	150,296

Real Estate 2.5%
Allied Properties Real Estate Investment Trust	7,200	223,256
Artis Real Estate Investment Trust	12,800	215,311
Boardwalk Real Estate Investment Trust	7,200	469,421
Calloway Real Estate Investment Trust	12,800	380,037
Canadian Apartment Properties Real Estate Investment Trust	7,200	180,939
Canadian Real Estate Investment Trust	7,200	304,970
Chartwell Seniors Housing Real Estate Investment Trust	25,600	268,491
Cominar Real Estate Investment Trust	12,800	313,888
Dundee Real Estate Investment Trust	9,600	371,996
First Capital Realty, Inc.	14,400	280,894
FirstService Corp. *	2,500	67,766
H&R Real Estate Investment Trust (c)	21,000	538,380
InnVest Real Estate Investment Trust	19,200	98,446
Morguard Real Estate Investment Trust	7,200	124,615
Primaris Retail Real Estate Investment Trust	7,200	174,008

		4,012,418

Retailing 0.4%
Dollarama, Inc.	7,000	420,631
Reitmans (Canada) Ltd., Class A	6,800	86,133
RONA, Inc.	12,800	166,672

		673,436

Software & Services 0.5%
MacDonald, Dettwiler & Associates Ltd.	6,400	383,605
Open Text Corp. *	6,400	343,655

		727,260

Technology Hardware & Equipment 0.1%
Celestica, Inc. *	15,000	116,887

Telecommunication Services 0.1%
Manitoba Telecom Services, Inc.	6,400	220,759

Transportation 0.1%
TransForce, Inc.	7,200	132,348

Utilities 1.0%
ATCO Ltd., Class I	6,400	495,476
Atlantic Power Corp.	12,800	180,550
Capital Power Corp.	6,400	141,574
Emera, Inc.	14,000	488,301
Innergex Renewable Energy, Inc.	6,400	70,884
Just Energy Group, Inc. (c)	6,400	70,819
Northland Power, Inc.	6,400	119,783

		1,567,387

		34,807,539

Denmark 0.9%

Banks 0.2%
Jyske Bank A/S *	8,451	242,315
Sydbank A/S *	10,981	187,428

		429,743

Capital Goods 0.1%
NKT Holding A/S	2,934	96,236

Consumer Durables & Apparel 0.1%
Bang & Olufsen A/S *	3,200	38,975
Pandora A/S (c)	5,056	68,465

		107,440

Health Care Equipment & Services 0.2%
GN Store Nord A/S	24,000	325,400

Insurance 0.1%
Topdanmark A/S *	1,600	302,326

Pharmaceuticals, Biotechnology & Life Sciences 0.1%
Alk-Abello A/S	1,718	109,273

Software & Services 0.1%
SimCorp A/S	680	117,331

		1,487,749

Finland 1.9%

Capital Goods 0.6%
Cargotec Oyj, B Shares	5,312	125,144
Cramo Oyj	6,034	61,531
Konecranes Oyj (c)	6,037	152,802
Outotec Oyj	5,120	231,819
Ramirent Oyj	12,674	95,854
Uponor Oyj	6,400	64,739
YIT Oyj	14,028	259,399

		991,288

Commercial & Professional Services 0.1%
Lassila & Tikanoja Oyj *	6,402	84,732

Consumer Durables & Apparel 0.1%
Amer Sports Oyj	15,320	186,832

Diversified Financials 0.1%
Pohjola Bank plc, A Shares	20,774	234,754

Materials 0.4%
Huhtamaki Oyj	14,795	212,786
Kemira Oyj	12,800	162,635
Metsa Board Oyj *	39,269	101,472
Tikkurila Oyj	6,400	110,521

		587,414

38 See financial notes

 Schwab International Small-Cap Equity ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Pharmaceuticals, Biotechnology & Life Sciences 0.1%
Orion Oyj, Class B	8,057	165,743

Real Estate 0.1%
Citycon Oyj	35,281	107,177
Sponda Oyj	36,404	144,545

		251,722

Retailing 0.1%
Stockmann Oyj Abp, B Shares	5,058	94,933

Software & Services 0.1%
Tieto Oyj	10,476	180,116

Telecommunication Services 0.2%
Elisa Oyj	13,210	279,907

		3,057,441

France 3.0%

Capital Goods 0.2%
Mersen	2,240	64,941
Nexans S.A.	3,916	182,809
Saft Groupe S.A.	3,297	81,040

		328,790

Commercial & Professional Services 0.1%
Teleperformance	8,355	207,154

Consumer Durables & Apparel 0.1%
Beneteau	6,474	69,853
Nexity	4,060	99,487

		169,340

Energy 0.3%
Bourbon S.A.	7,488	198,211
Etablissements Maurel et Prom	13,201	207,333
Maurel & Prom Nigeria *	16,083	41,964

		447,508

Food & Staples Retailing 0.1%
Rallye S.A.	3,844	115,804

Food, Beverage & Tobacco 0.2%
Remy Cointreau S.A.	3,081	352,670

Health Care Equipment & Services 0.2%
Medica S.A.	9,046	154,960
Orpea	4,480	173,195

		328,155

Materials 0.1%
S.A. des Ciments Vicat	2,560	126,139

Media 0.5%
Havas S.A.	67,075	341,151
Ipsos	4,204	125,537
Metropole Television S.A.	11,834	179,747
Societe d’Edition de Canal +	17,295	100,521

		746,956

Pharmaceuticals, Biotechnology & Life Sciences 0.1%
Virbac S.A.	952	172,499

Real Estate 0.1%
Mercialys	3,959	81,517
Societe Immobiliere de Location pour l’Industrie et le Commerce	1,637	159,689

		241,206

Retailing 0.2%
CFAO	6,272	294,730

Semiconductors & Semiconductor Equipment 0.0%
Silicon-On-Insulator Technologies *(c)	19,200	64,376

Software & Services 0.3%
Alten	4,967	149,510
Altran Technologies S.A. *	22,862	127,086
Groupe Steria SCA	4,132	56,433
UbiSoft Entertainment S.A. *	17,309	131,126

		464,155

Technology Hardware & Equipment 0.3%
Ingenico	4,160	221,152
Neopost S.A.	3,595	192,408

		413,560

Utilities 0.2%
Rubis	4,508	249,682

		4,722,724

Germany 4.0%

Automobiles & Components 0.3%
ElringKlinger AG	6,400	188,006
Leoni AG	6,400	240,403

		428,409

Banks 0.1%
Aareal Bank AG *	4,800	96,201

Capital Goods 0.9%
Bauer AG	2,630	54,037
Deutz AG *	20,203	75,634
Gildemeister AG	9,497	138,564
Krones AG	2,730	133,483
KUKA AG *	4,601	115,005
MTU Aero Engines Holding AG	4,727	361,495
Pfeiffer Vacuum Technology AG	1,574	156,738
Rheinmetall AG	1,718	85,203
SGL Carbon SE (c)	4,800	185,384
Vossloh AG	1,152	100,819

		1,406,362

Consumer Durables & Apparel 0.2%
Gerry Weber International AG	3,494	141,507
Rational AG	612	146,455

		287,962

Energy 0.0%
CropEnergies AG	3,200	18,022

Health Care Equipment & Services 0.1%
Rhoen Klinikum AG (c)	8,451	201,865

Materials 0.7%
Aurubis AG	6,150	333,804
Fuchs Petrolub AG	5,941	328,040
Symrise AG	12,962	439,753

		1,101,597

Media 0.1%
Sky Deutschland AG *	64,704	225,430

Pharmaceuticals, Biotechnology & Life Sciences 0.2%
MorphoSys AG *	5,711	140,375

See financial notes 39

 Schwab International Small-Cap Equity ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Stada Arzneimittel AG	8,731	246,081

		386,456

Real Estate 0.5%
Alstria Office REIT-AG	8,609	94,648
Deutsche Euroshop AG	6,037	221,250
Deutsche Wohnen AG	13,581	230,248
DIC Asset AG	6,400	57,100
GAGFAH S.A. *	12,674	137,502
IVG Immobilien AG *	19,200	43,781

		784,529

Retailing 0.2%
BayWa AG	1,920	76,078
Douglas Holding AG	4,537	205,308

		281,386

Semiconductors & Semiconductor Equipment 0.2%
Aixtron SE (c)	12,751	189,175
Dialog Semiconductor plc *	8,628	186,136

		375,311

Software & Services 0.2%
Bechtle AG	960	37,833
Wirecard AG	11,618	249,322

		287,155

Technology Hardware & Equipment 0.1%
Wincor Nixdorf AG	4,089	156,197

Telecommunication Services 0.2%
Freenet AG	19,660	302,086

		6,338,968

Greece 0.2%

Banks 0.1%
Bank of Cyprus plc *	243,519	52,182
Piraeus Bank S.A. *	138,078	44,034

		96,216

Energy 0.0%
Motor Oil (Hellas) Corinth Refineries S.A.	11,800	70,800

Materials 0.1%
Titan Cement Co. S.A. *	8,550	142,799

Retailing 0.0%
JUMBO S.A. *	15,000	67,122

		376,937

Hong Kong 3.9%

Automobiles & Components 0.1%
Minth Group Ltd.	144,000	160,407

Capital Goods 0.1%
China Liansu Group Holdings Ltd. (c)	64,000	30,365
China Singyes Solar Technologies Holdings Ltd.	76,800	27,725
Haitian International Holdings Ltd. (c)	68,000	68,647
Lonking Holdings Ltd. (c)	128,000	19,638
Singamas Container Holdings Ltd.	256,000	56,110

		202,485

Consumer Durables & Apparel 0.5%
Daphne International Holdings Ltd.	145,000	145,070
Haier Electronics Group Co., Ltd. *	68,000	80,044
Ports Design Ltd. (c)	72,000	56,718
Samsonite International S.A.	76,800	142,980
Skyworth Digital Holdings Ltd.	328,000	134,055
Stella International Holdings Ltd.	72,000	171,547
Trinity Ltd.	162,000	105,476
YGM Trading Ltd.	16,000	34,697

		870,587

Consumer Services 0.1%
Ajisen China Holdings Ltd. (c)	204,000	125,195

Diversified Financials 0.0%
Value Partners Group Ltd. (c)	128,000	54,459

Energy 0.1%
Sino Oil & Gas Holdings Ltd. *(c)	4,160,000	83,669
United Energy Group Ltd. *(c)	512,000	75,253

		158,922

Food, Beverage & Tobacco 0.2%
C.P. Pokphand Co., Ltd.	1,254,000	158,442
Global Bio-Chem Technology Group Co., Ltd. (c)	256,000	25,414
Uni-President China Holdings Ltd. (c)	128,000	132,023

		315,879

Household & Personal Products 0.1%
Vinda International Holdings Ltd. (c)	64,000	100,007

Materials 0.4%
China Lumena New Materials Corp. (c)	256,000	42,247
China Precious Metal Resources Holdings Co., Ltd. *(c)	256,000	44,888
China Shanshui Cement Group Ltd.	288,000	150,382
China Vanadium Titano - Magnetite Mining Co., Ltd. (c)	192,000	27,725
Dongyue Group (c)	192,000	91,591
Fufeng Group Ltd.	144,000	47,714
North Mining Shares Co., Ltd. *	1,280,000	65,186
West China Cement Ltd. (c)	640,000	99,842
Yingde Gases (c)	96,000	74,386

		643,961

Media 0.1%
Phoenix Satellite Television Holdings Ltd.	128,000	38,452
VODone Ltd.	703,999	58,997

		97,449

Pharmaceuticals, Biotechnology & Life Sciences 0.4%
Anxin-China Holdings Ltd.	512,000	108,259
China Medical System Holdings Ltd. (c)	288,600	152,184
China Shineway Pharmaceutical Group Ltd.	64,000	96,376
Sino Biopharmaceutical Ltd.	512,000	200,014

		556,833

Real Estate 0.2%
C C Land Holdings Ltd.	256,000	53,469
Glorious Property Holdings Ltd. *(c)	384,000	54,459
Kaisa Group Holdings Ltd. *(c)	256,000	45,218
Lai Sun Development Co., Ltd. *	2,432,000	43,584

40 See financial notes

 Schwab International Small-Cap Equity ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Yuexiu Real Estate Investment Trust	256,000	119,151

		315,881

Retailing 0.6%
China ZhengTong Auto Services Holdings Ltd. *(c)	96,000	57,430
Chow Sang Sang Holdings International Ltd. (c)	26,000	52,561
Emperor Watch & Jewellery Ltd. (c)	830,000	79,188
Giordano International Ltd. (c)	128,000	98,852
Hengdeli Holdings Ltd. (c)	288,000	75,748
Intime Department Store Group Co., Ltd.	96,000	98,646
Luk Fook Holdings International Ltd. (c)	80,000	204,429
New World Department Store China Ltd.	128,000	69,477
PCD Stores Group Ltd.	512,000	34,986
SA SA International Holdings Ltd. (c)	256,000	167,338
Silver Base Group Holdings Ltd. (c)	196,800	81,194

		1,019,849

Semiconductors & Semiconductor Equipment 0.0%
Apollo Solar Energy Technology Holdings Ltd. *	2,560,000	70,302

Software & Services 0.2%
Chinasoft International Ltd. *	200,000	45,125
G-Resources Group Ltd. *	4,080,000	186,740
Hi Sun Technology China Ltd. *(c)	279,000	16,367
Kingdee International Software Group Co., Ltd. *(c)	256,000	38,286
Kingsoft Corp., Ltd.	128,000	59,245

		345,763

Technology Hardware & Equipment 0.3%
China Wireless Technologies Ltd.	512,000	91,096
Digital China Holdings Ltd.	128,000	206,285
Ju Teng International Holdings Ltd.	128,000	56,935
Tech Pro Technology Development Ltd. *	128,000	47,528

		401,844

Telecommunication Services 0.1%
SmarTone Telecommunications Holding Ltd.	64,000	136,478

Transportation 0.1%
Pacific Basin Shipping Ltd.	432,000	179,901

Utilities 0.3%
China Gas Holdings Ltd.	560,000	306,127
China Water Affairs Group Ltd. (c)	256,000	63,701
Towngas China Co., Ltd.	136,000	105,030

		474,858

		6,231,060

Ireland 1.1%

Banks 0.2%
The Governor & Co. of the Bank of Ireland *	3,264,000	362,056

Capital Goods 0.4%
DCC plc	9,615	251,484
Grafton Group plc	42,560	164,159
Kingspan Group plc	21,760	215,149

		630,792

Consumer Services 0.1%
Paddy Power plc	2,560	181,351

Food, Beverage & Tobacco 0.2%
C&C Group plc	51,200	232,658

Health Care Equipment & Services 0.1%
United Drug plc	46,160	151,280

Materials 0.1%
Smurfit Kappa Group plc	25,425	207,705

		1,765,842

Israel 0.2%

Health Care Equipment & Services 0.0%
Given Imaging Ltd. *	3,840	52,618

Semiconductors & Semiconductor Equipment 0.1%
Nova Measuring Instruments Ltd. *	6,400	48,966
Tower Semiconductor Ltd. *	4,266	32,427

		81,393

Software & Services 0.1%
Allot Communications Ltd. *	3,200	83,311
Retalix Ltd. *	3,200	66,267

		149,578

Technology Hardware & Equipment 0.0%
Ceragon Networks Ltd. *	6,400	44,964

		328,553

Italy 1.9%

Automobiles & Components 0.0%
Piaggio & C S.p.A.	22,400	59,068

Banks 0.4%
Banca Popolare dell’Emilia Romagna Scrl	34,551	188,927
Banca Popolare di Milano Scarl *	444,800	230,379
Banca Popolare di Sondrio Scrl	33,600	192,705
Credito Emiliano S.p.A.	14,646	62,436

		674,447

Capital Goods 0.3%
C.I.R. S.p.A - Compagnie Industriali Riunite	68,369	79,888
Danieli & C Officine Meccaniche S.p.A.	9,569	118,205
Impregilo S.p.A.	51,200	185,223

		383,316

Consumer Durables & Apparel 0.1%
Tod’s S.p.A.	1,977	210,949

Diversified Financials 0.2%
Azimut Holding S.p.A.	22,641	240,869
Banca Generali S.p.A.	9,497	112,527

		353,396

Energy 0.1%
ERG S.p.A.	15,307	103,997

Health Care Equipment & Services 0.2%
DiaSorin S.p.A. (c)	4,480	137,110

See financial notes 41

 Schwab International Small-Cap Equity ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Sorin S.p.A. *	90,688	194,788

		331,898

Insurance 0.2%
Fondiaria-Sai S.p.A. *	78,936	102,384
Societa Cattolica di Assicurazioni Scrl *	8,873	119,338

		221,722

Pharmaceuticals, Biotechnology & Life Sciences 0.1%
Recordati S.p.A.	15,083	108,464

Real Estate 0.0%
Beni Stabili S.p.A.	102,505	45,417

Retailing 0.0%
Yoox S.p.A. *(c)	3,841	45,027

Transportation 0.1%
Ansaldo STS S.p.A.	23,153	182,110

Utilities 0.2%
ACEA S.p.A.	12,746	70,853
Hera S.p.A.	89,071	131,585
IREN S.p.A.	92,915	51,392

		253,830

		2,973,641

Japan 14.1%

Automobiles & Components 0.7%
Akebono Brake Industry Co., Ltd. (c)	12,800	64,736
Daido Metal Co., Ltd.	7,000	57,931
Keihin Corp.	6,400	83,453
Musashi Seimitsu Industry Co., Ltd.	6,400	119,908
Nissin Kogyo Co., Ltd.	12,800	174,100
Press Kogyo Co., Ltd.	32,000	127,509
Showa Corp.	6,400	55,336
Toyo Tire & Rubber Co., Ltd.	20,000	54,151
TPR Co., Ltd.	3,200	40,337
TS Tech Co., Ltd.	12,800	230,825
Unipres Corp.	6,400	175,816

		1,184,102

Banks 0.7%
FIDEA Holdings Co., Ltd.	23,900	47,007
Kiyo Holdings, Inc.	128,000	173,282
The Bank of Okinawa Ltd.	3,200	138,135
The Fukui Bank Ltd.	72,000	168,276
The Miyazaki Bank Ltd.	31,000	77,203
The Oita Bank Ltd.	68,000	213,640
The Toho Bank Ltd.	23,000	73,142
The Tokyo Tomin Bank Ltd.	6,400	61,466
The Tsukuba Bank Ltd.	18,200	60,434
The Yachiyo Bank Ltd.	2,200	42,005
TOMONY Holdings, Inc.	12,800	52,966

		1,107,556

Capital Goods 3.5%
Aica Kogyo Co., Ltd.	12,800	205,487
Amano Corp.	6,800	58,013
Asahi Diamond Industrial Co., Ltd.	6,800	74,774
Central Glass Co., Ltd.	64,000	209,247
Daifuku Co., Ltd.	36,000	188,966
Denyo Co., Ltd.	6,400	70,212
Futaba Corp.	14,400	185,011
Hanwa Co., Ltd.	72,000	242,759
Hitachi Zosen Corp.	170,000	188,889
Inaba Denki Sangyo Co., Ltd.	7,200	200,460
Iseki & Co., Ltd.	68,000	167,612
Iwatani Corp.	64,000	222,324
Kitz Corp.	6,400	26,646
Kyowa Exeo Corp.	21,600	231,724
Maeda Corp.	32,000	136,909
Meidensha Corp.	72,000	262,989
Mirait Holdings Corp.	12,800	91,545
Miura Co., Ltd.	6,800	169,870
Nachi-Fujikoshi Corp.	26,000	75,377
Nichias Corp. (c)	19,000	98,033
Nippo Corp.	8,000	87,356
Nitto Boseki Co., Ltd.	64,000	219,055
Noritz Corp.	12,800	227,392
Oiles Corp.	6,400	128,490
Okumura Corp.	72,000	225,287
OSG Corp.	21,600	307,034
Penta-Ocean Construction Co., Ltd. (c)	32,000	74,381
Sanwa Holdings Corp.	64,000	266,462
SHO-BOND Holdings Co., Ltd.	7,200	241,747
Sintokogio Ltd.	18,800	148,383
Taikisha Ltd.	6,400	146,064
Takasago Thermal Engineering Co., Ltd.	12,800	98,902
Toyo Construction Co., Ltd.	64,000	42,503
Toyo Tanso Co., Ltd.	6,400	161,757
Tsubakimoto Chain Co.	24,000	141,916

		5,623,576

Commercial & Professional Services 0.4%
Daiseki Co., Ltd.	7,200	117,517
Duskin Co., Ltd.	14,400	288,184
Meitec Corp.	7,500	166,284
Mitsubishi Pencil Co., Ltd.	6,400	116,230

		688,215

Consumer Durables & Apparel 0.7%
JVC Kenwood Corp.	11,600	40,889
Mizuno Corp.	39,000	190,268
Pioneer Corp. *(c)	65,300	172,632
Sangetsu Co., Ltd.	7,200	186,667
Seiko Holdings Corp. *	18,000	49,655
Tamron Co., Ltd.	6,400	212,026
Token Corp.	640	26,891
Tomy Co., Ltd.	28,800	163,678

		1,042,706

Consumer Services 0.6%
Accordia Golf Co., Ltd.	384	245,211
Colowide Co., Ltd. (c)	8,000	68,250
Doutor Nichires Holdings Co., Ltd.	19,200	237,609
HIS Co., Ltd.	1,600	55,295
Saizeriya Co., Ltd. (c)	15,500	237,746
Zensho Holdings Co., Ltd. (c)	6,400	82,554

		926,665

Diversified Financials 0.4%
Aiful Corp. *(c)	56,350	102,193
Fuyo General Lease Co., Ltd.	6,400	186,033
IBJ Leasing Co., Ltd.	6,400	159,142
Jaccs Co., Ltd.	14,000	50,421

42 See financial notes

 Schwab International Small-Cap Equity ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Japan Securities Finance Co., Ltd.	12,800	58,197
Orient Corp. *	41,000	52,363

		608,349

Energy 0.1%
Itochu Enex Co., Ltd.	6,400	34,166
Shinko Plantech Co., Ltd.	6,400	53,129

		87,295

Food & Staples Retailing 0.5%
Ain Pharmaciez, Inc.	1,400	94,943
Arcs Co., Ltd.	6,400	148,925
Cocokara fine, Inc.	6,400	220,772
Izumiya Co., Ltd.	23,000	111,328
Ministop Co., Ltd.	2,600	43,333
Okuwa Co., Ltd.	4,000	52,005
Valor Co., Ltd.	6,400	111,734

		783,040

Food, Beverage & Tobacco 0.8%
Fuji Oil Co., Ltd.	19,200	256,245
Fujiya Co., Ltd. *(c)	64,000	160,204
Hokuto Corp.	6,400	124,976
Megmilk Snow Brand Co., Ltd.	6,400	109,936
Morinaga Milk Industry Co., Ltd.	72,000	248,276
Nippon Suisan Kaisha Ltd.	19,200	42,176
The Nisshin Oillio Group Ltd.	64,000	248,480
Yonekyu Corp.	19,200	170,667

		1,360,960

Health Care Equipment & Services 0.5%
Nagaileben Co., Ltd.	6,400	98,738
Nihon Kohden Corp.	6,400	216,930
Nikkiso Co., Ltd.	5,000	57,088
Ship Healthcare Holdings, Inc.	6,400	186,197
Toho Holdings Co., Ltd.	12,800	229,517

		788,470

Household & Personal Products 0.3%
Aderans Co., Ltd. *	8,100	98,586
Fancl Corp.	13,600	157,711
Mandom Corp.	7,200	191,173

		447,470

Materials 1.6%
Adeka Corp.	21,600	169,379
Asahi Holdings, Inc. (c)	6,400	105,931
Earth Chemical Co., Ltd.	6,400	236,955
FP Corp.	700	51,941
Kureha Corp.	32,000	132,823
Kyoei Steel Ltd.	6,400	118,192
Nifco, Inc.	6,400	150,559
Nippon Light Metal Co., Ltd.	144,000	143,448
Nippon Soda Co., Ltd.	64,000	274,636
NOF Corp.	32,000	152,031
Sanyo Special Steel Co., Ltd.	30,000	99,617
Sumitomo Light Metal Industries Ltd. (c)	64,000	56,398
Toagosei Co., Ltd.	72,000	265,747
Tokyo Ohka Kogyo Co., Ltd.	6,400	143,285
Toyo Ink SC Holdings Co., Ltd.	72,000	259,310
Yodogawa Steel Works Ltd.	64,000	220,690

		2,580,942

Media 0.3%
Avex Group Holdings, Inc.	6,400	114,840
Kadokawa Group Holdings, Inc. (c)	6,400	175,571
Shochiku Co., Ltd. (c)	20,000	194,636

		485,047

Pharmaceuticals, Biotechnology & Life Sciences 0.3%
KYORIN Holdings, Inc.	7,000	161,635
Nichi-iko Pharmaceutical Co., Ltd.	7,200	161,563
Seikagaku Corp.	14,800	168,981

		492,179

Real Estate 0.3%
Daibiru Corp.	6,400	41,849
Daikyo, Inc.	25,000	60,026
Goldcrest Co., Ltd.	1,920	28,077
Heiwa Real Estate Co., Ltd.	32,000	73,972
Kenedix, Inc. *	332	32,606
Leopalace21 Corp. *(c)	38,400	124,077
TOC Co., Ltd.	12,800	65,389

		425,996

Retailing 0.6%
AOKI Holdings, Inc.	2,600	55,254
Arc Land Sakamoto Co., Ltd.	2,400	37,119
DCM Holdings Co., Ltd. (c)	6,400	42,094
EDION Corp.	12,800	56,235
Geo Holdings Corp.	64	75,443
Gulliver International Co., Ltd.	940	28,212
Honeys Co., Ltd.	1,280	17,868
Joshin Denki Co., Ltd.	10,000	114,048
Megane TOP Co., Ltd.	4,600	52,580
Nissen Holdings Co., Ltd.	7,500	29,981
The Daiei, Inc. *(c)	17,450	38,555
Tsutsumi Jewelry Co., Ltd.	6,400	163,474
Xebio Co., Ltd.	6,400	134,784
Yellow Hat Ltd.	6,400	100,455

		946,102

Semiconductors & Semiconductor Equipment 0.0%
Sanken Electric Co., Ltd.	18,000	54,253

Software & Services 0.5%
eAccess Ltd. (c)	320	58,319
Fuji Soft, Inc.	6,400	113,860
GMO internet, Inc.	11,000	67,012
Ines Corp.	7,800	46,421
IT Holdings Corp.	6,400	80,838
Net One Systems Co., Ltd.	12,800	169,032
Nihon Unisys Ltd.	12,800	85,006
SCSK Corp.	6,400	100,782
Transcosmos, Inc.	3,800	47,706

		768,976

Technology Hardware & Equipment 0.9%
Anritsu Corp.	12,000	144,827
Canon Electronics, Inc.	6,400	136,746
Daiwabo Holdings Co., Ltd.	64,000	112,797
Horiba Ltd.	7,200	212,322
Hosiden Corp.	25,600	131,760
Nichicon Corp.	23,200	177,778
Nippon Chemi-Con Corp. *	12,000	23,142
Oki Electric Industry Co., Ltd. *(c)	64,000	74,380
Riso Kagaku Corp.	2,600	44,794
Ryosan Co., Ltd.	7,200	131,678

See financial notes 43

 Schwab International Small-Cap Equity ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Star Micronics Co., Ltd.	6,400	62,202
Wacom Co., Ltd.	64	143,939

		1,396,365

Transportation 0.4%
Iino Kaiun Kaisha Ltd.	12,800	46,590
Japan Airport Terminal Co., Ltd.	8,100	94,552
Nippon Konpo Unyu Soko Co., Ltd.	6,400	82,636
Sankyu, Inc.	64,000	239,489
The Sumitomo Warehouse Co., Ltd.	32,000	140,996

		604,263

Utilities 0.0%
The Okinawa Electric Power Co., Inc.	1,100	35,627

		22,438,154

Netherlands 1.7%

Capital Goods 0.4%
Aalberts Industries N.V.	9,600	164,753
Arcadis N.V.	7,069	147,914
Koninklijke BAM Groep N.V.	28,462	81,439
Royal Imtech N.V.	9,665	250,477

		644,583

Consumer Durables & Apparel 0.1%
Koninklijke Ten Cate N.V.	4,305	103,428

Diversified Financials 0.0%
BinckBank N.V.	11,023	78,184

Food & Staples Retailing 0.1%
Sligro Food Group N.V.	4,655	113,245

Food, Beverage & Tobacco 0.3%
CSM N.V.	9,497	160,411
Nutreco N.V.	4,655	341,026

		501,437

Health Care Equipment & Services 0.1%
Mediq N.V.	7,040	83,211

Insurance 0.1%
Delta Lloyd N.V.	9,600	132,564

Real Estate 0.3%
Eurocommercial Properties N.V.	5,763	203,762
Nieuwe Steen Investments N.V.	7,616	63,581
VastNed Retail N.V.	3,009	122,888
Wereldhave N.V.	2,458	126,504

		516,735

Semiconductors & Semiconductor Equipment 0.1%
ASM International N.V.	6,656	234,917

Software & Services 0.1%
Unit 4 N.V.	4,780	118,817

Technology Hardware & Equipment 0.1%
TKH Group N.V.	6,704	137,319

		2,664,440

New Zealand 0.3%

Insurance 0.0%
TOWER Ltd.	28,800	42,574

Real Estate 0.1%
AMP NZ Office Ltd.	64,000	49,361
Goodman Property Trust	154,834	125,016

		174,377

Transportation 0.1%
Freightways Ltd.	19,200	61,701
Mainfreight Ltd.	6,400	49,618

		111,319

Utilities 0.1%
Infratil Ltd.	108,564	182,290

		510,560

Norway 2.0%

Banks 0.1%
Sparebanken 1 SMN	19,607	114,748

Capital Goods 0.1%
Kongsberg Gruppen A.S.A.	7,040	138,552

Commercial & Professional Services 0.1%
Tomra Systems A.S.A.	31,263	269,318

Energy 0.9%
BW Offshore Ltd.	67,178	49,173
DNO International A.S.A. *	134,400	199,309
Dockwise Ltd. *	4,973	84,135
Fred. Olsen Energy A.S.A.	3,767	159,979
Frontline Ltd. (c)	6,400	19,865
Norwegian Energy Co. A.S.A. *	20,288	18,248
Petroleum Geo-Services A.S.A.	24,000	365,024
Prosafe SE	25,600	195,696
Songa Offshore SE *	22,400	51,703
TGS Nopec Geophysical Co. A.S.A.	11,840	346,053

		1,489,185

Food, Beverage & Tobacco 0.2%
Cermaq A.S.A. *	8,000	107,035
Marine Harvest *	288,000	223,141

		330,176

Media 0.2%
Schibsted A.S.A.	9,262	331,305

Pharmaceuticals, Biotechnology & Life Sciences 0.1%
Algeta A.S.A. *	5,900	150,747

Real Estate 0.1%
Norwegian Property A.S.A.	75,548	109,165

Semiconductors & Semiconductor Equipment 0.1%
Nordic Semiconductor A.S.A. *(c)	26,485	72,242
Renewable Energy Corp. A.S.A. *(c)	54,400	16,285

		88,527

Software & Services 0.1%
Atea A.S.A.	15,083	140,610
Opera Software A.S.A.	6,400	38,891

		179,501

		3,201,224

Portugal 0.2%

Capital Goods 0.1%
Sonae	142,899	90,782

44 See financial notes

 Schwab International Small-Cap Equity ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Materials 0.0%
Portucel-Empresa Produtora de Pasta e Papel S.A.	23,915	63,817

Media 0.1%
Zon Multimedia Servicos de Telecomunicacoes e Multimedia, SGPS, S.A.	57,767	161,650

		316,249

Republic of Korea 4.2%

Automobiles & Components 0.2%
Nexen Tire Corp.	6,130	105,352
S&T Dynamics Co., Ltd.	3,200	35,113
Ssangyong Motor Co. *	20,300	93,214

		233,679

Banks 0.2%
Jeonbuk Bank	18,054	71,842
KB Financial Group, Inc. ADR	3,500	113,260
Shinhan Financial Group Co., Ltd. ADR	1,755	110,319

		295,421

Capital Goods 0.4%
Doosan Engineering & Construction Co., Ltd. *	14,500	35,272
Hanjin Heavy Industries & Construction Holdings Co., Ltd.	6,000	38,074
Hyundai Elevator Co., Ltd.	969	80,449
Kolon Global Corp.	7,200	25,986
LG International Corp.	4,863	174,440
LS Industrial Systems Co., Ltd.	976	55,483
STX Engine Co., Ltd.	2,200	17,470
Sung Kwang Bend Co., Ltd.	3,300	69,948
Taihan Electric Wire Co., Ltd. *	18,020	28,905
TK Corp. *	3,300	82,891

		608,918

Consumer Durables & Apparel 0.2%
Fila Korea Ltd.	1,500	100,077
LG Fashion Corp.	2,000	58,433
Youngone Corp.	4,000	121,450
Youngone Holdings Co., Ltd.	1,180	64,168

		344,128

Consumer Services 0.3%
Hana Tour Service, Inc.	2,970	127,084
Hotel Shilla Co., Ltd.	7,420	351,177

		478,261

Diversified Financials 0.3%
KIWOOM Securities Co., Ltd.	1,800	96,138
Macquarie Korea Infrastructure Fund	59,000	347,877
TONGYANG Securities, Inc.	27,220	93,202

		537,217

Food, Beverage & Tobacco 0.2%
Binggrae Co., Ltd.	960	72,425
Daesang Corp.	14,040	219,641
Samyang Holdings Corp.	1,310	65,233

		357,299

Health Care Equipment & Services 0.0%
Chabio & Diostech Co., Ltd. *	6,400	53,135

Insurance 0.3%
Korean Reinsurance Co.	15,300	149,005
LIG Insurance Co., Ltd.	6,400	138,196
Meritz Fire & Marine Insurance Co., Ltd.	19,082	211,905

		499,106

Materials 0.6%
Capro Corp.	2,950	38,220
Kolon Industries, Inc.	1,920	108,638
OCI Materials Co., Ltd.	1,706	69,540
Poongsan Corp.	5,250	138,581
Seah Besteel Corp.	5,890	183,507
SK Chemicals Co., Ltd.	5,070	272,128
Taekwang Industrial Co., Ltd.	70	55,155
Young Poong Corp.	100	81,789

		947,558

Media 0.1%
CJ CGV Co., Ltd.	2,000	49,708
CJ E&M Corp. *	1,500	37,942
SM Entertainment Co. *	1,728	85,439

		173,089

Pharmaceuticals, Biotechnology & Life Sciences 0.3%
Dong-A Pharmaceutical Co., Ltd.	3,000	252,771
Green Cross Corp.	400	55,349
Ilyang Pharmaceutical Co., Ltd. *	1,500	33,381
LG Life Sciences Ltd. *	1,920	66,672
Medipost Co., Ltd. *	701	66,849
RNL BIO Co., Ltd. *	10,000	43,274

		518,296

Retailing 0.3%
CJ O Shopping Co., Ltd.	408	78,031
Dongsuh Cos., Inc.	800	22,351
GS Home Shopping, Inc.	448	41,972
Himart Co., Ltd.	2,000	108,934
Hyundai Greenfood Co. Ltd.	7,400	114,461
Hyundai Home Shopping Network Corp.	1,000	101,355

		467,104

Semiconductors & Semiconductor Equipment 0.2%
GemVax & Kael Co., Ltd. *	2,295	90,819
Seoul Semiconductor Co., Ltd.	11,280	205,791
Silicon Works Co., Ltd.	1,920	49,666
Wonik IPS Co., Ltd. *	5,500	27,921

		374,197

Technology Hardware & Equipment 0.4%
3S Korea Co., Ltd. *	4,157	56,788
Daeduck Electronics Co., Ltd.	9,350	86,939
Daeduck GDS Co., Ltd.	3,200	37,792
LG Innotek Co., Ltd. *	2,750	217,649
Partron Co., Ltd.	3,200	32,293
SFA Engineering Corp.	3,616	156,798

		588,259

Telecommunication Services 0.1%
SK Broadband Co., Ltd. *	59,000	164,839

See financial notes 45

 Schwab International Small-Cap Equity ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Transportation 0.1%
Asiana Airlines, Inc. *	12,280	83,553

Utilities 0.0%
Samchully Co., Ltd.	590	52,520

		6,776,579

Singapore 2.3%

Capital Goods 0.1%
Gallant Venture Ltd. *	320,000	71,830
STX OSV Holdings Ltd. (c)	64,000	77,986

		149,816

Consumer Durables & Apparel 0.0%
China Hongxing Sports Ltd. *(a)(b)	884,000	—

Energy 0.3%
Ezion Holdings Ltd. (c)	64,000	54,129
Ezra Holdings Ltd. *(c)	144,000	124,098
Sakari Resources Ltd. (c)	144,000	215,873
Swiber Holdings Ltd. *(c)	64,000	30,271

		424,371

Food, Beverage & Tobacco 0.1%
GMG Global Ltd.	1,216,000	118,929
Super Group Ltd.	64,000	103,639

		222,568

Health Care Equipment & Services 0.2%
Biosensors International Group Ltd. *	128,000	126,727
Raffles Medical Group Ltd.	64,000	121,597

		248,324

Real Estate 1.0%
CDL Hospitality Trusts	144,000	234,343
Fortune Real Estate Investment Trust	128,000	92,911
Lippo Malls Indonesia Retail Trust	192,000	66,955
Mapletree Commercial Trust	128,000	112,875
Mapletree Industrial Trust	128,000	139,554
Mapletree Logistics Trust	384,000	341,703
Parkway Life Real Estate Investment Trust	64,000	98,509
Suntec Real Estate Investment Trust	420,000	486,532

		1,573,382

Software & Services 0.0%
CSE Global Ltd.	64,000	42,585

Technology Hardware & Equipment 0.1%
LionGold Corp., Ltd. *(c)	204,000	202,790

Transportation 0.3%
Goodpack Ltd.	77,000	113,889
SATS Ltd.	192,000	401,731

		515,620

Utilities 0.2%
Cityspring Infrastructure Trust	128,000	42,585
Hyflux Ltd. (c)	192,000	209,331
Sound Global Ltd. (c)	128,000	59,003

		310,919

		3,690,375

Spain 1.3%

Capital Goods 0.3%
Abengoa S.A. (c)	6,037	104,671
Construcciones y Auxiliar de Ferrocarriles S.A.	476	213,569
Gamesa Corporacion Tecnologica S.A.	17,124	32,053
Obrascon Huarte Lain S.A.	9,108	191,382

		541,675

Commercial & Professional Services 0.1%
Prosegur, Compagnia de Seguridad S.A. - Reg’d	38,400	188,773

Consumer Services 0.1%
Melia Hotels International S.A.	13,048	86,347
NH Hoteles S.A. *	25,600	79,865

		166,212

Diversified Financials 0.1%
Bolsas y Mercados Espanoles	6,400	146,178

Energy 0.1%
Tecnicas Reunidas S.A.	4,184	187,488

Food, Beverage & Tobacco 0.2%
Ebro Foods S.A.	12,818	210,688
Viscofan S.A.	3,767	167,188

		377,876

Insurance 0.1%
Grupo Catalana Occidente S.A.	8,139	122,085

Materials 0.1%
Ence Energia Y Celulosa S.A.	31,572	74,817
Tubacex S.A. *(c)	28,025	60,230

		135,047

Media 0.0%
Antena 3 de Television S.A.	11,983	51,658

Pharmaceuticals, Biotechnology & Life Sciences 0.2%
Almirall S.A. *	7,616	57,888
Faes Farma S.A.	52,114	94,593
Zeltia S.A. *(c)	48,606	87,919

		240,400

		2,157,392

Sweden 2.5%

Capital Goods 0.4%
Lindab International AB	9,952	71,540
NCC AB, B Shares	9,998	182,698
Peab AB	27,032	120,103
Trelleborg AB, B Shares	31,183	323,996

		698,337

Commercial & Professional Services 0.1%
Intrum Justitia AB	3,200	47,239
Loomis AB, B Shares	11,049	144,335

		191,574

Consumer Durables & Apparel 0.1%
JM AB	8,681	149,127

Consumer Services 0.2%
Betsson AB *	4,560	134,975

46 See financial notes

 Schwab International Small-Cap Equity ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Rezidor Hotel Group AB *	30,732	106,746
SkiStar AB	3,834	47,045

		288,766

Diversified Financials 0.2%
Avanza Bank Holding AB	5,562	110,036
Investment AB Oresund *	4,480	63,090
L E Lundbergforetagen AB, B Shares	5,706	192,422

		365,548

Food & Staples Retailing 0.2%
Axfood AB	5,568	196,766
Hakon Invest AB	5,480	84,662

		281,428

Food, Beverage & Tobacco 0.2%
AarhusKarlshamn AB	7,728	273,681

Materials 0.1%
Billerud AB	10,250	84,750
Hoganas AB, B Shares	3,755	123,907

		208,657

Pharmaceuticals, Biotechnology & Life Sciences 0.1%
Meda AB, A Shares	22,924	226,067

Real Estate 0.7%
Castellum AB	22,790	304,766
Fabege AB	19,648	174,473
Hufvudstaden AB, A Shares	16,009	196,678
Kungsleden AB	23,188	122,915
Wallenstam AB, B Shares	12,800	139,760
Wihlborgs Fastigheter AB	7,966	116,092

		1,054,684

Retailing 0.1%
Mekonomen AB	2,688	82,406

Technology Hardware & Equipment 0.1%
Axis Communications AB (c)	5,465	130,814

		3,951,089

Switzerland 3.0%

Automobiles & Components 0.1%
Rieter Holding AG - Reg’d *	748	110,637

Banks 0.2%
Basler Kantonalbank	680	74,596
St. Galler Kantonalbank AG - Reg’d	340	119,210
Valiant Holding AG - Reg’d *	2,050	165,382

		359,188

Capital Goods 0.9%
Belimo Holding AG - Reg’d	72	129,548
Bucher Industries AG - Reg’d	1,280	214,990
Georg Fischer AG - Reg’d *	680	247,166
Huber & Suhner AG - Reg’d	3,369	138,990
Kaba Holding AG, B Shares - Reg’d	680	264,476
Meyer Burger Technology AG *(c)	5,202	75,633
OC Oerlikon Corp. AG - Reg’d *	29,071	258,789
Schweiter Technologies AG *	152	73,080
Zehnder Group AG	768	43,495

		1,446,167

Commercial & Professional Services 0.0%
Gategroup Holding AG *	1,600	38,631

Consumer Durables & Apparel 0.2%
Forbo Holding AG - Reg’d *	476	267,332

Consumer Services 0.1%
Kuoni Reisen Holding AG - Reg’d *	408	101,679

Diversified Financials 0.2%
Bank Sarasin & Cie AG, B Shares - Reg’d *	5,418	153,281
Vontobel Holding AG - Reg’d	4,967	113,668

		266,949

Health Care Equipment & Services 0.2%
Galenica AG - Reg’d	576	337,401

Insurance 0.2%
Helvetia Holding AG - Reg’d	816	269,402

Pharmaceuticals, Biotechnology & Life Sciences 0.1%
Tecan Group AG - Reg’d *	1,867	127,688

Real Estate 0.2%
Allreal Holding AG - Reg’d *	1,288	187,264
Mobimo Holding AG - Reg’d *	960	222,314

		409,578

Retailing 0.2%
Dufry AG - Reg’d *	2,298	281,279
Valora Holding AG - Reg’d	408	65,873

		347,152

Software & Services 0.1%
Temenos Group AG - Reg’d *	6,632	94,335

Technology Hardware & Equipment 0.1%
Ascom Holding AG - Reg’d *	5,624	41,327
Logitech International S.A. - Reg’d *(c)	22,726	211,848

		253,175

Transportation 0.2%
Flughafen Zuerich AG - Reg’d	408	157,401
Panalpina Welttransport Holding AG - Reg’d	2,458	231,582

		388,983

		4,818,297

United Kingdom 19.1%

Banks 0.1%
Paragon Group Cos. plc	51,981	156,129

Capital Goods 2.4%
Ashtead Group plc	58,560	263,601
Balfour Beatty plc	70,114	312,269
Bodycote plc	23,192	128,267
Carillion plc	50,186	221,283
Chemring Group plc	21,826	114,056
Cookson Group plc	34,196	325,348
Fenner plc	22,144	122,330
Galliford Try plc	6,400	64,805
Kier Group plc	4,480	91,865
Melrose plc	139,356	523,926
Morgan Crucible Co. plc	31,360	128,013
Qinetiq Group plc	78,897	214,291
Senior plc	64,000	200,666
SIG plc	90,688	141,235
Spirax-Sarco Engineering plc	10,386	324,818

See financial notes 47

 Schwab International Small-Cap Equity ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Travis Perkins plc	25,600	417,190
Ultra Electronics Holdings plc	8,681	211,791

		3,805,754

Commercial & Professional Services 1.6%
Babcock International Group plc	38,400	571,501
Berendsen plc	27,104	233,765
Cape plc	12,800	49,282
De La Rue plc	13,667	226,631
Homeserve plc	40,776	143,134
ITE Group plc	49,097	158,150
Michael Page International plc	42,123	242,468
Mitie Group plc	53,195	241,563
Regus plc	109,255	180,650
RPS Group plc	40,046	154,374
Shanks Group plc	44,800	63,900
Sthree plc	12,800	58,096
WS Atkins plc	17,439	183,231

		2,506,745

Consumer Durables & Apparel 1.1%
Barratt Developments plc *	119,360	284,378
Bellway plc	18,242	251,790
Bovis Homes Group plc	15,817	118,882
Persimmon plc	32,320	358,322
Redrow plc *	55,839	137,561
Taylor Wimpey plc	397,760	323,788
The Berkeley Group Holdings plc *	11,588	265,780

		1,740,501

Consumer Services 1.1%
Betfair Group plc	6,400	73,394
Bwin.Party Digital Entertainment plc	89,600	133,920
Dignity plc	9,105	130,880
Domino’s Pizza Group plc	18,490	158,003
Greene King plc	30,367	268,419
J.D. Wetherspoon plc	20,232	143,935
Marston’s plc	98,755	174,426
Millennium & Copthorne Hotels plc	24,690	188,356
Mitchells & Butlers plc *	51,619	220,551
Rank Group plc	32,000	67,092
Restaurant Group plc	31,111	162,823

		1,721,799

Diversified Financials 1.5%
Aberdeen Asset Management plc	118,400	524,125
Close Brothers Group plc	17,511	216,807
Henderson Group plc	81,604	137,522
IG Group Holdings plc	40,712	278,382
Intermediate Capital Group plc	57,111	255,718
International Personal Finance	44,073	202,520
Jupiter Fund Management plc	32,000	114,564
Provident Financial plc	16,000	335,460
Rathbone Brothers plc	9,497	192,932
Tullett Prebon plc	30,223	139,214

		2,397,244

Energy 0.9%
Afren plc *	118,912	243,270
Anglo Pacific Group plc	6,400	23,762
Bumi plc *	13,760	69,501
Enquest plc *	90,688	160,177
Hunting plc	19,520	246,952
Premier Oil plc *	59,200	351,579
Salamander Energy plc *	45,861	142,773
SOCO International plc *	44,443	237,751

		1,475,765

Food & Staples Retailing 0.1%
Booker Group plc	136,675	205,365

Food, Beverage & Tobacco 0.5%
Britvic plc	36,711	186,359
Cranswick plc	12,074	159,847
Dairy Crest Group plc	31,653	171,944
Devro plc	40,555	201,427
Greggs plc	17,280	134,708

		854,285

Household & Personal Products 0.1%
PZ Cussons plc	26,667	128,764

Insurance 1.2%
Amlin plc	55,604	340,557
Beazley plc	92,843	244,353
Catlin Group Ltd.	44,725	325,785
Hiscox Ltd.	46,304	341,773
Jardine Lloyd Thompson Group plc	18,797	229,296
Lancashire Holdings Ltd.	20,672	263,003
Phoenix Group Holdings	10,325	80,358
St. James’s Place plc	22,713	125,437

		1,950,562

Materials 1.7%
AZ Electronic Materials S.A.	32,000	157,971
Centamin plc *	92,391	116,666
Croda International plc	15,279	571,764
DS Smith plc	140,312	359,926
Elementis plc	32,000	111,921
Filtrona plc	28,800	244,733
Hochschild Mining plc (c)	23,895	164,149
Kenmare Resources plc *	212,972	129,559
Mondi plc	47,955	422,359
Petropavlovsk plc	24,338	134,489
RPC Group plc	6,400	44,209
Talvivaara Mining Co. plc *	24,167	48,136
Victrex plc	10,548	224,838

		2,730,720

Media 0.6%
Informa plc	67,200	434,207
Rightmove plc	10,240	261,536
UBM plc	22,400	239,803

		935,546

Pharmaceuticals, Biotechnology & Life Sciences 0.4%
BTG plc *	44,800	215,040
Dechra Pharmaceuticals plc	9,600	75,067
Genus plc	7,465	162,560
Hikma Pharmaceuticals plc	20,076	232,780

		685,447

Real Estate 1.0%
Big Yellow Group plc	23,116	111,471
Capital & Counties Properties plc	77,813	265,728
Derwent London plc	10,332	314,596
Grainger plc	49,025	76,311
Great Portland Estates plc	40,339	281,791
Helical Bar plc	19,704	57,117
London & Stamford Property plc	32,000	61,145

48 See financial notes

 Schwab International Small-Cap Equity ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Savills plc	22,190	137,880
Shaftesbury plc	27,953	231,097
Unite Group plc	26,341	102,505

		1,639,641

Retailing 1.0%
Carpetright plc *(c)	7,141	76,221
Debenhams plc	200,135	306,759
Dixons Retail plc *	286,711	79,922
Dunelm Group plc	9,600	89,964
Halfords Group plc	27,483	102,409
Home Retail Group plc	82,880	123,547
Howden Joinery Group plc	86,400	199,675
Inchcape plc	49,280	288,439
N Brown Group plc	38,400	163,277
Ocado Group plc *(c)	32,262	31,002
Sports Direct International plc *	9,604	46,679
WH Smith plc	15,360	146,504

		1,654,398

Semiconductors & Semiconductor Equipment 0.1%
CSR plc	21,067	108,952
Wolfson Microelectronics plc *	12,800	43,711

		152,663

Software & Services 0.6%
Aveva Group plc	7,796	229,453
Computacenter plc	12,800	77,705
Fidessa Group plc	6,253	142,225
Micro Focus International plc	26,063	224,787
SDL plc	6,400	65,364
Telecity Group plc	17,920	247,630

		987,164

Technology Hardware & Equipment 1.5%
Domino Printing Sciences plc	10,930	97,740
Electrocomponents plc	58,605	206,928
Halma plc	35,200	227,274
Imagination Technologies Group plc *	29,760	282,198
Laird plc	56,320	209,506
Oxford Instruments plc	8,088	168,162
Premier Farnell plc	57,600	174,927
Renishaw plc	3,200	79,545
Rotork plc	10,345	361,164
Spectris plc	10,375	284,924
Spirent Communications plc	90,688	228,310

		2,320,678

Telecommunication Services 0.3%
Cable & Wireless Communications plc	153,028	82,520
Colt Group S.A. *	75,548	140,756
Kcom Group plc	57,600	71,361
TalkTalk Telecom Group plc	64,000	197,210

		491,847

Transportation 1.0%
BBA Aviation plc	54,400	164,258
easyJet plc	26,936	227,182
FirstGroup plc	57,418	223,440
Go-Ahead Group plc	9,046	186,787
National Express Group plc	71,920	248,231
Stagecoach Group plc	70,964	323,043
Stobart Group Ltd.	75,548	134,396

		1,507,337

Utilities 0.3%
Pennon Group plc	36,639	428,610

		30,476,964

Total Common Stock
(Cost $165,608,987)		157,289,538

Other Investment Companies 0.4% of net assets

Switzerland 0.3%
BB Biotech AG - Reg’d *	1,646	155,080
Schroder ImmoPLUS	144	172,177
Swisscanto Real Estate Fund Ifca	882	111,199

		438,456

United Kingdom 0.1%
F&C Commercial Property Trust Ltd.	68,004	112,227

United States 0.0%
State Street Institutional U.S. Government Money Market Fund	49,398	49,398

Total Other Investment Companies
(Cost $533,441)		600,081

Preferred Stock 0.5% of net assets

Germany 0.5%

Capital Goods 0.1%
Jungheinrich AG	1,841	57,434
KSB AG	136	60,840

		118,274

Materials 0.2%
Fuchs Petrolub AG	6,150	360,471

Media 0.2%
ProSiebenSat.1 Media AG	12,763	308,161

Pharmaceuticals, Biotechnology & Life Sciences 0.0%
Biotest AG	640	32,838

Total Preferred Stock
(Cost $787,961)		819,744

Rights 0.0% of net assets

Australia 0.0%

Food, Beverage & Tobacco 0.0%
GrainCorp Ltd. *(a)	3,491	1,467

Real Estate 0.0%
FKP Property Group *(a)(b)	171,129	17,685

		19,152

See financial notes 49

 Schwab International Small-Cap Equity ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Norway 0.0%

Semiconductors & Semiconductor Equipment 0.0%
Renewable Energy Corp. A.S.A. *(a)(b)	34,244	1,383

Total Rights
(Cost $—)		20,535

End of Investments

Collateral Invested for Securities on Loan 3.6% of net assets

State Street Institutional U.S. Government Money Market Fund	5,730,800	5,730,800

Total Collateral Invested for Securities on Loan
(Cost $5,730,800)		5,730,800

End of Collateral Invested for Securities on Loan

At 08/31/12, the tax basis cost of the fund’s investments was $169,472,071 and the unrealized appreciation and depreciation were $16,542,098 and ($27,284,271), respectively, with a net unrealized depreciation of ($10,742,173).

*	Non-income producing security.
(a)	Fair-valued by management in accordance with procedures approved by the Board of Trustees.
(b)	Illiquid security. At the period end, the value of these amounted to $19,068 or 0% of net assets.
(c)	All or a portion of this security is on loan.
(d)	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At the period end, the value of these amounted to $246,441 or 0.2% of net assets.

ADR —	American Depositary Receipt
Reg’d —	Registered
REIT —	Real Estate Investment Trust

The following is a summary of the inputs used to value the fund’s investments as of August 31, 2012 (see financial note 2(a) for additional information):

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common Stock[1]	$157,289,538	$—	$—	$157,289,538
Other Investment Companies[1]	600,081	—	—	600,081
Preferred Stock[1]	819,744	—	—	819,744
Rights[1]	—	—	20,535	20,535

Total	$158,709,363	$—	$20,535	$158,729,898

Other Financial Instruments
Collateral Invested for Securities on Loan	$5,730,800	$—	$—	$5,730,800

[1]	As categorized in Portfolio Holdings.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Balance		Change in					Balance
	as of	Realized	Unrealized			Gross	Gross	as of
	August 31,	Gains	Gains	Gross	Gross	Transfers	Transfers	August 31,
Investments in Securities	2011	(Losses)	(Losses)	Purchases	Sales	in	out	2012

Common Stock
China	$63,455	$—	($63,455)	$—	$—	$—	$—	$—
Hong Kong	47,513	(33,059)	(6,678)	—	(7,776)	—	—	—
Rights
Australia	—	—	19,152	—	—	—	—	19,152
Norway	—	—	1,383	—	—	—	—	1,383

Total	$110,968	($33,059)	($49,598)	$—	($7,776)	$—	$—	$20,535

50 See financial notes

 Schwab International Small-Cap Equity ETF

Portfolio Holdings continued

All net realized and change in unrealized gains (losses) on Level 3 investments in the tables above are reflected on the accompanying Statement of Operations. Changes in net unrealized gains (losses) for Level 3 investments held by the fund at August 31, 2012 are ($42,920).

The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended August 31, 2012.

See financial notes 51

 Schwab International Small-Cap Equity ETF

Statement of
Assets and Liabilities
As of August 31, 2012

Assets

Investments, at value (cost $166,930,389) including securities on loan of $5,376,021		$158,729,898
Collateral invested for securities on loan		5,730,800
Foreign currency, at value (cost $536,532)		543,100
Receivables:
Dividends		279,315
Foreign tax reclaims		48,057
Income from securities on loan		13,823
Interest	+	3

Total assets		165,344,996

Liabilities

Collateral held for securities on loan		5,730,800
Payables:
Investment adviser fees	+	4,595

Total liabilities		5,735,395

Net Assets

Total assets		165,344,996
Total liabilities	—	5,735,395

Net assets		$159,609,601

Net Assets by Source
Capital received from investors		176,555,115
Net investment income not yet distributed		1,658,420
Net realized capital losses		(10,410,444)
Net unrealized capital losses		(8,193,490)

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$159,609,601		6,400,000		$24.94

52 See financial notes

 Schwab International Small-Cap Equity ETF

Statement of
Operations
For September 1, 2011 through August 31, 2012

Investment Income

Dividends (net of foreign withholding tax of $354,309)		$4,415,607
Interest		170
Securities on loan	+	167,713

Total investment income		4,583,490

Expenses

Investment adviser fees		534,208

Total expenses	−	534,208

Net investment income		4,049,282

Realized and Unrealized Gains (Losses)

Net realized losses on investments		(8,403,953)
Net realized gains on in-kind redemptions		2,225,079
Net realized losses on foreign currency transactions	+	(66,874)

Net realized losses		(6,245,748)
Net unrealized losses on investments		(8,325,384)
Net unrealized gains on foreign currency translations	+	6,239

Net unrealized losses	+	(8,319,145)

Net realized and unrealized losses		(14,564,893)

Net decrease in net assets resulting from operations		($10,515,611)

See financial notes 53

 Schwab International Small-Cap Equity ETF

Statements of
Changes in Net Assets
For the current and prior report periods

Operations

9/1/11-8/31/12			9/1/10-8/31/11
Net investment income		$4,049,282	$3,146,034
Net realized gains (losses)		(6,245,748)	1,158,799
Net unrealized gains (losses)	+	(8,319,145)	2,001,625

Net increase (decrease) in net assets resulting from operations		(10,515,611)	6,306,458

Distributions to Shareholders

Distributions from net investment income		($4,859,831)	($2,126,721)

Transactions in Fund Shares

		9/1/11-8/31/12		9/1/10-8/31/11
		SHARES	VALUE	SHARES	VALUE
Shares sold		900,000	$23,266,002	3,800,000	$110,560,371
Shares redeemed	+	(400,001)	(10,419,659)	(400,000)	(11,449,115)

Net transactions in fund shares		499,999	$12,846,343	3,400,000	$99,111,256

Shares Outstanding and Net Assets

		9/1/11-8/31/12		9/1/10-8/31/11
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		5,900,001	$162,138,700	2,500,001	$58,847,707
Total increase	+	499,999	(2,529,099)	3,400,000	103,290,993

End of period		6,400,000	$159,609,601	5,900,001	$162,138,700

Net investment income not yet distributed			$1,658,420		$2,235,289

54 See financial notes

Schwab Emerging Markets Equity ETF™

Financial Statements

Financial Highlights

	9/1/11–	9/1/10–	1/13/10[1]–
	8/31/12	8/31/11	8/31/10

Per-Share Data ($)

Net asset value at beginning of period	26.10	24.30	25.00

Income (loss) from investment operations:
Net investment income (loss)	0.63	0.62	0.27
Net realized and unrealized gains (losses)	(2.51)	1.41 [2]	(0.97)

Total from investment operations	(1.88)	2.03	(0.70)
Less distributions:
Distributions from net investment income	(0.57)	(0.23)	—

Net asset value at end of period	23.65	26.10	24.30

Total return (%)	(7.04)	8.31	(2.80)[3]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.25	0.25	0.30	[4,5]
Gross operating expenses	0.25	0.25	0.30	[4]
Net investment income (loss)	2.96	2.78	2.94	[4]
Portfolio turnover rate[6]	9	9	23	[3]
Net assets, end of period ($ x 1,000)	515,595	396,661	148,222

1 Commencement of operations.
2 The per share amount does not accord with the change in aggregate gains and losses in securities during the period because of the timing of sales and repurchases of fund shares in relation to fluctuating market values.
3 Not annualized.
4 Annualized.
5 Effective June 14, 2010, the annual operating expense was reduced. The ratio presented for period ended 8/31/10 is a blended rate.
6 Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.

See financial notes 55

 Schwab Emerging Markets Equity ETF

Portfolio Holdings as of August 31, 2012

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings on a daily basis on the fund’s website at www.schwabetfs.com.

			Cost	Value
Holdings by Category			($)	($)

92.7%		Common Stock	513,775,712	477,817,874
0.0%		Corporate Bonds	752	257
6.7%		Preferred Stock	44,216,997	34,274,447
0.0%		Rights	—	23,654
0.2%		Other Investment Company	1,195,351	1,195,351

99.6%		Total Investments	559,188,812	513,311,583
0.9%		Collateral Invested for Securities on Loan	4,594,077	4,594,077
(0	.5)%	Other Assets and Liabilities, Net		(2,310,174)

100.0%		Net Assets		515,595,486

	Number	Value
Security	of Shares	($)

Common Stock 92.7% of net assets

Brazil 10.1%

Banks 1.7%
Banco Bradesco S.A. ADR	307,380	5,047,180
Banco do Brasil S.A.	174,400	1,992,357
Banco Santander Brasil S.A. ADR	123,388	935,281
Itau Unibanco Holding S.A.	43,600	607,892

		8,582,710

Capital Goods 0.2%
Embraer S.A. ADR	29,328	790,390
Weg S.A.	43,600	431,906

		1,222,296

Consumer Durables & Apparel 0.2%
Cyrela Brazil Realty S.A. Empreendimentos e Participacoes	53,192	432,813
MRV Engenharia e Participacoes S.A.	52,320	303,753
PDG Realty S.A. Empreendimentos e Participacoes	195,328	380,250

		1,116,816

Diversified Financials 0.5%
BM&FBOVESPA S.A.	351,888	1,864,319
CETIP S.A. - Mercados Organizados	22,903	294,605
Grupo BTG Pactual	29,328	451,689

		2,610,613

Energy 1.6%
OGX Petroleo e Gas Participacoes S.A. *	196,200	609,182
OSX Brasil S.A. *	8,696	47,786
Petroleo Brasileiro S.A. ADR	302,148	6,387,409
Ultrapar Participacoes S.A. ADR	63,656	1,392,793

		8,437,170

Food, Beverage & Tobacco 1.1%
BRF - Brasil Foods S.A. ADR	175,944	2,834,458
Companhia de Bebidas das Americas ADR (a)	21,800	675,146
Cosan S.A. Industria e Comercio	21,800	363,145
JBS S.A. *	91,560	260,369
Souza Cruz S.A.	109,000	1,461,713

		5,594,831

Health Care Equipment & Services 0.0%
Amil Participacoes S.A.	21,800	221,325

Household & Personal Products 0.3%
Hypermarcas S.A. *	29,328	188,336
Natura Cosmeticos S.A.	43,600	1,093,734

		1,282,070

Insurance 0.1%
Porto Seguro S.A.	17,440	161,073
Sul America S.A.	11,093	78,836

		239,909

Materials 1.5%
Braskem S.A. ADR (a)	21,800	274,026
Companhia Siderurgica Nacional S.A. ADR	172,002	829,050
Duratex S.A.	51,998	312,903
Fibria Celulose S.A. ADR *(a)	10,900	84,257
Gerdau S.A.	21,800	159,010
Gerdau S.A. ADR	139,084	1,242,020
MMX Mineracao e Metalicos S.A. *	43,600	117,109
Usinas Siderurgicas de Minas Gerais S.A.	43,600	203,705
Vale S.A. ADR	263,920	4,320,370

		7,542,450

Real Estate 0.2%
BR Malls Participacoes S.A.	68,096	849,082
Multiplan Empreendimentos Imobiliarios S.A.	10,900	278,805

		1,127,887

Retailing 0.2%
Cia Hering	17,222	376,430
Lojas Americanas S.A.	19,512	127,416
Lojas Renner S.A.	21,800	718,985

		1,222,831

Software & Services 0.5%
Cielo S.A.	41,628	1,231,166
Redecard S.A.	87,200	1,441,837

		2,673,003

56 See financial notes

 Schwab Emerging Markets Equity ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Telecommunication Services 0.4%
Oi S.A. ADR (a)	164,817	613,119
Oi S.A. ADR	28,122	124,581
Telefonica Brasil S.A. ADR	33,790	722,092
Tim Participacoes S.A.	42,225	167,939
Tim Participacoes S.A. ADR	34,069	664,686

		2,292,417

Transportation 0.6%
All America Latina Logistica S.A.	131,672	579,498
CCR S.A.	261,600	2,351,635

		2,931,133

Utilities 1.0%
Centrais Eletricas Brasileiras S.A. ADR	73,684	478,946
Companhia de Saneamento Basico do Estado de Sao Paulo ADR	8,720	742,159
Companhia Energetica de Minas Gerais ADR	89,929	1,528,793
Companhia Paranaense de Energia ADR	21,800	387,822
CPFL Energia S.A. ADR	21,582	452,790
EDP - Energias do Brasil S.A.	65,400	418,047
Light S.A.	21,800	264,516
Tractebel Energia S.A.	43,600	725,431

		4,998,504

		52,095,965

Chile 2.5%

Banks 0.5%
Banco de Chile	16,608	2,339
Banco de Chile ADR (a)	9,784	824,400
Banco de Credito e Inversiones	4,423	278,981
Banco Santander Chile ADR	11,336	842,151
Corpbanca S.A.	32,225,077	383,776
Sociedad Matriz Banco de Chile S.A., B Shares	845,120	286,792

		2,618,439

Capital Goods 0.2%
Empresas Copec S.A.	81,096	1,167,999

Food & Staples Retailing 0.2%
Cencosud S.A.	149,428	866,172

Food, Beverage & Tobacco 0.0%
Cia Cervecerias Unidas S.A.	16,350	213,309

Materials 0.5%
Cap S.A.	21,364	719,562
Empresas CMPC S.A.	210,588	782,328
Sociedad Quimica y Minera de Chile S.A. ADR	20,146	1,241,799

		2,743,689

Retailing 0.3%
S.A.C.I. Falabella	144,534	1,316,454

Telecommunication Services 0.0%
Empresa Nacional de Telecomunicaciones S.A.	8,720	168,169

Transportation 0.3%
Lan Airlines S.A. ADR (a)	58,648	1,383,506

Utilities 0.5%
Colbun S.A. *	1,997,534	566,031
Empresa Nacional de Electricidad S.A. ADR	23,789	1,171,846
Enersis S.A. ADR	43,600	718,092

		2,455,969

		12,933,706

China 16.5%

Automobiles & Components 0.4%
Brilliance China Automotive Holdings Ltd. *	592,000	578,548
Dongfeng Motor Group Co., Ltd., H Shares	506,000	654,986
Great Wall Motor Co., Ltd., H Shares (a)	225,000	508,235
Guangzhou Automobile Group Co., Ltd., H Shares	215,662	150,425

		1,892,194

Banks 4.4%
Agricultural Bank of China Ltd., H Shares	3,488,000	1,286,147
Bank of China Ltd., H Shares	13,496,000	4,906,846
Bank of Communications Co., Ltd., H Shares	1,402,200	916,571
China CITIC Bank Corp., Ltd., H Shares	1,806,800	861,906
China Construction Bank Corp., H Shares	11,554,000	7,597,151
China Merchants Bank Co., Ltd., H Shares	562,658	970,619
China Minsheng Banking Corp., Ltd., H Shares (a)	872,100	710,610
Chongqing Rural Commercial Bank, H Shares	73,684	30,210
Industrial & Commercial Bank of China Ltd., H Shares	10,300,936	5,577,944

		22,858,004

Capital Goods 0.8%
Beijing Enterprises Holdings Ltd.	109,000	720,928
China Communications Construction Co., Ltd., H Shares	872,000	670,056
China International Marine Containers (Group) Co., Ltd., B Shares	367,000	463,230
China Railway Construction Corp., Ltd., H Shares (a)	327,000	247,055
China Railway Group Ltd., H Shares	436,000	164,141
Citic Pacific Ltd. (a)	218,000	266,729
CITIC Resources Holdings Ltd. *	436,000	53,964
CSR Corp., Ltd., H Shares (a)	464,000	314,668
Metallurgical Corp. of China Ltd., H Shares *(a)	298,000	63,010
Shanghai Electric Group Co., Ltd., H Shares	436,000	174,822

See financial notes 57

 Schwab Emerging Markets Equity ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Shanghai Industrial Holdings Ltd.	218,000	598,666
Shanghai Waigaoqiao Free Trade Zone Development Co., Ltd., B Shares	43,600	28,776
Shanghai Zhenhua Heavy Industry Co., Ltd., B Shares *	675,800	202,064
Weichai Power Co., Ltd., H Shares (a)	30,000	79,291
Zhuzhou CSR Times Electric Co., Ltd., H Shares	74,000	178,602
Zoomlion Heavy Industry Science & Technology Co., Ltd., H Shares (a)	190,100	203,427

		4,429,429

Commercial & Professional Services 0.0%
Tianjin Capital Environmental Protection Group Co., Ltd., H Shares	52,000	11,397

Consumer Durables & Apparel 0.0%
Shanghai Haixin Group Co., B Shares *	109,000	43,382
Weiqiao Textile Co., Ltd., H Shares	148,000	51,329

		94,711

Consumer Services 0.0%
Shanghai Jinjiang International Hotels Development Co., Ltd., B Shares	21,800	27,359

Diversified Financials 0.1%
China Everbright Ltd.	100,000	121,579
CITIC Securities Co., Ltd., H Shares (a)	70,000	117,505
Far East Horizon Ltd.	296,000	205,316
Haitong Securities Co., Ltd., H Shares *	162,800	178,621

		623,021

Energy 3.3%
China Coal Energy Co., H Shares	654,000	544,701
China Oilfield Services Ltd., H Shares	436,000	695,914
China Petroleum & Chemical Corp., H Shares	3,052,000	2,872,470
China Shenhua Energy Co., Ltd., H Shares	436,000	1,588,010
CNOOC Ltd.	2,616,000	4,951,217
Inner Mongolia Yitai Coal Co., Ltd., B Shares	152,600	831,060
Kunlun Energy Co., Ltd.	436,000	745,381
PetroChina Co., Ltd., H Shares	3,488,000	4,204,712
Yanzhou Coal Mining Co., Ltd., H Shares	436,000	621,713

		17,055,178

Food & Staples Retailing 0.1%
Lianhua Supermarket Holdings Co., Ltd., H Shares (a)	100,000	87,027
Shanghai Friendship Group, Inc. Ltd., B Shares	59,200	64,942
Wumart Stores, Inc., H Shares	80,000	134,911

		286,880

Food, Beverage & Tobacco 0.2%
Anhui Gujing Distillery Co., Ltd., B Shares	13,000	39,388
China Agri-Industries Holdings Ltd.	218,000	107,929
China Foods Ltd. (a)	180,000	179,159
Tsingtao Brewery Co., Ltd., H Shares	80,000	429,073
Yantai Changyu Pioneer Wine Co., Ltd., B Shares	28,580	158,371

		913,920

Health Care Equipment & Services 0.2%
Shandong Weigao Group Medical Polymer Co., Ltd., H Shares	176,000	193,784
Shanghai Pharmaceuticals Holding Co., Ltd., H Shares	109,000	186,064
Sinopharm Group Co., H Shares	191,600	608,921

		988,769

Insurance 1.6%
China Life Insurance Co., Ltd., H Shares	1,308,000	3,499,243
China Pacific Insurance (Group) Co., Ltd., H Shares	305,300	905,321
China Taiping Insurance Holdings Co., Ltd. *	218,000	290,620
New China Life Insurance Co., Ltd., H Shares (a)	28,000	83,932
PICC Property & Casualty Co., Ltd., H Shares	872,000	1,048,930
Ping An Insurance (Group) Co., H Shares	347,000	2,505,334

		8,333,380

Materials 0.6%
Aluminum Corp. of China Ltd., H Shares *(a)	436,000	166,952
Angang Steel Co., Ltd., H Shares *(a)	150,000	73,296
Anhui Conch Cement Co., Ltd., H Shares (a)	218,000	544,139
BBMG Corp., H Shares	218,000	132,662
Bengang Steel Plates Co., B Shares	109,000	31,760
China BlueChemical Ltd., H Shares	872,000	502,542
China National Building Material Co., Ltd., H Shares (a)	436,000	408,104
China Resources Cement Holdings Ltd.	200,000	88,187
Jiangxi Copper Co., Ltd., H Shares	221,000	479,824
Maanshan Iron & Steel Co., Ltd., H Shares *(a)	436,000	87,130
Zhaojin Mining Industry Co., Ltd., H Shares	109,000	144,186

58 See financial notes

 Schwab Emerging Markets Equity ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Zijin Mining Group Co., Ltd., H Shares (a)	1,308,000	409,791

		3,068,573

Real Estate 0.8%
China Overseas Land & Investment Ltd.	650,000	1,468,235
China Resources Land Ltd.	436,000	842,067
China Vanke Co., Ltd., B Shares	457,800	572,527
Guangzhou R&F Properties Co., Ltd., H Shares (a)	217,200	250,909
Sino-Ocean Land Holdings Ltd. (a)	872,000	391,240
Yuexiu Property Co., Ltd.	2,180,000	508,725

		4,033,703

Retailing 0.1%
China Resources Enterprise Ltd.	178,000	528,980

Technology Hardware & Equipment 0.3%
BOE Technology Group Co., Ltd., B Shares *	238,800	31,404
BYD Co., Ltd., H Shares *(a)	80,000	139,449
Lenovo Group Ltd.	1,308,000	1,062,420
ZTE Corp., H Shares (a)	148,560	196,516

		1,429,789

Telecommunication Services 2.7%
China Mobile Ltd.	981,000	10,472,432
China Telecom Corp., Ltd., H Shares	3,488,000	1,915,730
China Unicom (Hong Kong) Ltd.	872,000	1,380,585

		13,768,747

Transportation 0.6%
Air China Ltd., H Shares	872,000	525,027
China COSCO Holdings Co., Ltd., H Shares *(a)	566,000	214,542
China Merchants Holdings International Co., Ltd.	436,000	1,250,733
China Shipping Container Lines Co., Ltd., H Shares *(a)	296,000	56,481
Cosco Pacific Ltd.	436,000	537,956
Guangdong Provincial Expressway Development Co., Ltd., B Shares	87,200	25,633
Jiangsu Expressway Co., Ltd., H Shares	96,000	79,090
Shanghai Jinjiang International Industrial Investment Co., Ltd., B Shares	21,800	14,584
Zhejiang Expressway Co., Ltd., H Shares	436,000	287,809

		2,991,855

Utilities 0.3%
China Longyuan Power Group Corp., H Shares	436,000	282,750
China Resources Power Holdings Co., Ltd.	436,000	932,007
Datang International Power Generation Co., Ltd., H Shares	1,308,000	438,459
Huadian Energy Co., Ltd., B Shares *	174,400	39,066
Huaneng Power International, Inc., H Shares	200,000	137,953

		1,830,235

		85,166,124

Colombia 1.1%

Banks 0.2%
Bancolombia S.A. ADR	20,356	1,169,656

Diversified Financials 0.2%
Corp. Financiera Colombiana S.A.	25,724	465,401
Grupo de Inversiones Suramericana S.A.	28,340	471,091

		936,492

Energy 0.5%
Ecopetrol S.A. ADR	46,870	2,711,429

Food & Staples Retailing 0.1%
Almacenes Exito S.A.	27,250	445,203

Materials 0.0%
Cementos Argos S.A.	43,600	169,715

Utilities 0.1%
Interconexion Electrica S.A. ESP	45,780	275,082
Isagen S.A. ESP	38,368	51,851

		326,933

		5,759,428

Czech Republic 0.5%

Banks 0.1%
Komercni Banka A/S	2,834	550,041

Telecommunication Services 0.1%
Telefonica Czech Republic A/S	15,636	331,565

Utilities 0.3%
CEZ A/S	34,880	1,369,833

		2,251,439

Egypt 0.5%

Banks 0.1%
Commercial International Bank GDR - Reg’d	132,980	678,198

Capital Goods 0.3%
Orascom Construction Industries GDR	30,302	1,362,075

Telecommunication Services 0.1%
Orascom Telecom Holding SAE GDR - Reg’d *	194,686	570,430
Orascom Telecom Media & Technology Holding SAE GDR - Reg’d (b)(c)	176,826	82,578

		653,008

		2,693,281

See financial notes 59

 Schwab Emerging Markets Equity ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Hungary 0.4%

Banks 0.1%
OTP Bank plc	53,628	850,935

Energy 0.2%
MOL Hungarian Oil & Gas plc	12,320	907,789

Pharmaceuticals, Biotechnology & Life Sciences 0.1%
Richter Gedeon Nyrt.	2,398	409,310

		2,168,034

India 8.9%

Automobiles & Components 0.5%
Bajaj Auto Ltd.	21,120	614,027
Hero Motocorp Ltd.	13,953	442,232
Mahindra & Mahindra Ltd.	40,548	556,300
Maruti Suzuki India Ltd.	13,080	268,843
Tata Motors Ltd.	153,690	647,363

		2,528,765

Banks 1.6%
Axis Bank Ltd.	55,424	988,216
Bank of Baroda	16,200	184,017
Canara Bank	36,188	206,947
HDFC Bank Ltd.	184,210	1,971,585
Housing Development Finance Corp., Ltd.	177,120	2,341,327
ICICI Bank Ltd.	90,616	1,469,649
State Bank of India	25,070	828,088
Union Bank of India Ltd.	43,820	123,484

		8,113,313

Capital Goods 0.4%
Bharat Heavy Electricals Ltd.	122,080	468,019
Cummins India Ltd.	26,160	216,334
Jaiprakash Associates Ltd.	203,394	236,029
Larsen & Toubro Ltd.	41,056	991,175
Siemens Ltd.	13,298	162,098

		2,073,655

Consumer Durables & Apparel 0.1%
Titan Industries Ltd.	106,820	423,151

Diversified Financials 0.4%
Bajaj Holdings & Investment Ltd.	25,070	345,121
IDFC Ltd.	204,048	491,733
Kotak Mahindra Bank Ltd.	54,936	566,989
Power Finance Corp., Ltd.	43,600	125,646
Rural Electrification Corp., Ltd.	43,600	147,907
Shriram Transport Finance Co., Ltd.	8,720	99,569

		1,776,965

Energy 1.3%
Bharat Petroleum Corp., Ltd.	64,092	385,819
Cairn India Ltd. *	40,112	245,215
Coal India Ltd.	87,854	555,079
Hindustan Petroleum Corp., Ltd.	60,604	324,511
Indian Oil Corp., Ltd.	60,168	262,360
Oil & Natural Gas Corp., Ltd.	255,714	1,268,341
Reliance Industries Ltd.	249,256	3,434,244
The Great Eastern Shipping Co., Ltd.	51,884	234,772

		6,710,341

Food, Beverage & Tobacco 0.9%
ITC Ltd.	900,248	4,331,710
Nestle India Ltd.	5,668	472,322

		4,804,032

Household & Personal Products 0.3%
Colgate-Palmolive (India) Ltd.	17,440	378,507
Dabur India Ltd.	34,444	75,885
Hindustan Unilever Ltd.	120,772	1,118,376

		1,572,768

Materials 0.7%
Asian Paints Ltd.	4,696	307,357
Hindalco Industries Ltd.	285,362	532,761
Jindal Steel & Power Ltd.	74,774	473,378
JSW Steel Ltd.	36,624	456,738
Sesa Goa Ltd.	75,210	231,816
Sterlite Industries (India) Ltd. ADR	75,148	530,545
Tata Chemicals Ltd.	58,424	320,242
Tata Steel Ltd.	42,728	277,607
Ultratech Cement Ltd.	15,260	464,700

		3,595,144

Media 0.1%
Zee Entertainment Enterprises Ltd.	114,232	335,662

Pharmaceuticals, Biotechnology & Life Sciences 0.5%
Cipla Ltd.	113,796	770,130
Dr. Reddys Laboratories Ltd.	17,876	539,124
Lupin Ltd.	48,396	516,021
Piramal Healthcare Ltd.	14,170	122,302
Sun Pharmaceutical Industries Ltd.	62,130	746,565

		2,694,142

Real Estate 0.1%
DLF Ltd.	86,546	303,475
Unitech Ltd. *	482,384	159,566

		463,041

Software & Services 1.2%
HCL Technologies Ltd.	42,728	418,177
Infosys Ltd.	91,560	3,887,329
Mphasis Ltd.	13,080	90,437
Satyam Computer Services Ltd. *	40,984	68,706
Tata Consultancy Services Ltd.	53,192	1,284,975
Wipro Ltd. ADR	73,220	569,652

		6,319,276

Telecommunication Services 0.3%
Bharti Airtel Ltd.	265,960	1,184,807
Idea Cellular Ltd. *	288,632	387,351

		1,572,158

Transportation 0.0%
Adani Ports & Special Economic Zone Ltd.	65,400	133,739
Container Corp. Of India Ltd.	4,360	73,401

		207,140

60 See financial notes

 Schwab Emerging Markets Equity ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Utilities 0.5%
GAIL India Ltd.	72,376	461,970
NHPC Ltd.	218,000	70,152
NTPC Ltd.	255,714	772,544
Power Grid Corp. of India Ltd.	209,498	449,879
Reliance Infrastructure Ltd.	19,620	156,642
Reliance Power Ltd. *	121,644	166,639
Tata Power Co., Ltd.	218,000	389,951
Torrent Power Ltd.	10,900	29,060

		2,496,837

		45,686,390

Indonesia 3.2%

Automobiles & Components 0.7%
Astra International Tbk PT	4,708,000	3,332,879

Banks 0.9%
Bank Danamon Indonesia Tbk PT	218,000	137,179
PT Bank Central Asia Tbk	2,071,000	1,683,298
PT Bank Mandiri (Persero) Tbk	1,417,459	1,159,537
PT Bank Negara Indonesia (Persero) Tbk	654,316	255,619
PT Bank Rakyat Indonesia (Persero) Tbk	2,180,000	1,588,988

		4,824,621

Capital Goods 0.2%
PT United Tractors Tbk	436,000	916,812

Energy 0.2%
PT Adaro Energy Tbk	2,056,000	295,408
PT Bumi Resources Tbk	3,597,000	264,069
PT Tambang Batubara Bukit Asam (Persero) Tbk	218,000	333,802

		893,279

Food, Beverage & Tobacco 0.3%
Charoen Pokphand Indonesia Tbk PT	1,367,000	387,090
PT Astra Agro Lestari Tbk	98,100	229,432
PT Gudang Garam Tbk	82,840	435,268
PT Indofood Sukses Makmur Tbk	786,400	445,365

		1,497,155

Household & Personal Products 0.1%
PT Unilever Indonesia Tbk	260,000	738,962

Materials 0.2%
PT Indocement Tunggal Prakarsa Tbk	218,000	462,979
PT Semen Gresik (Persero) Tbk	471,000	612,522
PT Vale Indonesia Tbk	545,000	131,463

		1,206,964

Pharmaceuticals, Biotechnology & Life Sciences 0.1%
PT Kalbe Farma Tbk	1,090,000	442,973

Telecommunication Services 0.3%
Indosat Tbk PT	148,000	79,161
PT Telekomunikasi Indonesia (Persero) Tbk	1,744,000	1,701,017

		1,780,178

Transportation 0.1%
Jasa Marga Persero Tbk PT	440,000	265,338

Utilities 0.1%
PT Perusahaan Gas Negara (Persero) Tbk	1,744,000	676,749

		16,575,910

Malaysia 5.0%

Automobiles & Components 0.1%
UMW Holdings Berhad	201,000	656,169

Banks 1.3%
Alliance Financial Group Berhad	352,200	465,542
CIMB Group Holdings Berhad	821,600	2,048,412
Hong Leong Bank Berhad	114,600	492,951
Malayan Banking Berhad	792,000	2,319,347
Public Bank Berhad - Foreign Market	235,200	1,079,458
RHB Capital Berhad	114,600	267,015

		6,672,725

Capital Goods 0.6%
Gamuda Berhad	481,800	531,992
IJM Corp. Berhad	226,500	372,607
Sime Darby Berhad	719,400	2,258,702

		3,163,301

Consumer Services 0.4%
Berjaya Sports Toto Berhad	201,000	283,696
Genting Berhad	460,200	1,328,534
Genting Malaysia Berhad	516,300	583,306

		2,195,536

Diversified Financials 0.1%
AMMB Holdings Berhad	438,600	891,378

Energy 0.1%
Petronas Dagangan Berhad	59,200	424,414

Food, Beverage & Tobacco 0.6%
British American Tobacco Malaysia Berhad	21,800	445,001
Felda Global Ventures Holdings Berhad *	87,200	139,542
IOI Corp. Berhad	790,800	1,300,916
Kuala Lumpur Kepong Berhad	93,000	691,733
PPB Group Berhad	93,000	413,730

		2,990,922

Health Care Equipment & Services 0.1%
IHH Healthcare Berhad *	327,000	334,902

Materials 0.2%
Lafarge Malayan Cement Berhad	65,400	180,010
Petronas Chemicals Group Berhad	457,800	949,446

		1,129,456

Real Estate 0.1%
SP Setia Berhad	363,000	413,596
UEM Land Holdings Berhad *	218,000	129,076

		542,672

Telecommunication Services 0.9%
Axiata Group Berhad	1,056,000	2,024,465

See financial notes 61

 Schwab Emerging Markets Equity ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Digi.com Berhad	937,400	1,443,077
Maxis Berhad	373,800	842,231
Telekom Malaysia Berhad	109,000	212,104

		4,521,877

Transportation 0.1%
AirAsia Berhad	283,400	312,924

Utilities 0.4%
Petronas Gas Berhad	130,800	811,299
Tenaga Nasional Berhad	218,250	477,782
YTL Corp. Berhad	837,440	485,123
YTL Power International Berhad	392,400	218,523

		1,992,727

		25,829,003

Mexico 5.9%

Banks 0.6%
Grupo Financiero Banorte S.A.B. de C.V., O Shares	381,600	1,936,499
Grupo Financiero Inbursa S.A.B. de C.V., O Shares	348,800	940,939

		2,877,438

Capital Goods 0.2%
Alfa S.A.B. de C.V., A Shares	34,360	541,813
Grupo Carso S.A.B. de C.V., Series A1	152,600	499,726

		1,041,539

Food & Staples Retailing 0.6%
Organizacion Soriana S.A.B. de C.V., B Shares	29,600	87,800
Wal-Mart de Mexico S.A.B. de C.V., Series V	1,172,800	3,113,370

		3,201,170

Food, Beverage & Tobacco 1.2%
Arca Continental S.A.B. de C.V.	43,600	272,467
Coca-Cola Femsa S.A.B. de C.V., Series L	77,600	941,960
Fomento Economico Mexicano S.A.B. de C.V.	392,600	3,293,089
Grupo Bimbo S.A.B. de C.V., Series A	305,200	660,775
Grupo Modelo S.A.B. de C.V., Series C	109,000	981,625

		6,149,916

Household & Personal Products 0.1%
Kimberly-Clark de Mexico S.A.B. de C.V., A Shares	261,600	525,923

Materials 1.2%
Cemex S.A.B. de C.V., Series CPO *	2,170,400	1,596,364
Grupo Mexico S.A.B. de C.V., Series B	792,000	2,337,284
Industrias Penoles S.A.B. de C.V.	27,250	1,107,330
Mexichem S.A.B. de C.V.	113,297	503,580
Minera Frisco S.A.B. de C.V., Series A1 *	130,800	498,295

		6,042,853

Media 0.4%
Grupo Televisa S.A.B., Series CPO	499,200	2,287,372

Retailing 0.1%
Grupo Elektra S.A. de C.V.	13,200	530,400

Telecommunication Services 1.5%
America Movil S.A.B. de C.V., Series L	5,952,800	7,607,154

		30,263,765

Pakistan 0.0%

Energy 0.0%
Oil & Gas Development Co., Ltd. GDR - Reg’d (c)	9,984	177,715

Peru 0.5%

Banks 0.2%
Credicorp Ltd.	10,132	1,221,210

Materials 0.3%
Companhia de Minas Buenaventura S.A. ADR	42,074	1,458,285

		2,679,495

Philippines 1.0%

Banks 0.2%
Bank of the Philippine Islands	377,379	672,690
BDO Unibank, Inc. *	304,760	442,201

		1,114,891

Capital Goods 0.3%
Aboitiz Equity Ventures, Inc.	305,200	351,805
DMCI Holdings, Inc.	152,600	209,995
San Miguel Corp.	141,700	377,193
SM Investments Corp.	47,960	808,168

		1,747,161

Consumer Services 0.0%
Jollibee Foods Corp.	69,760	165,799

Diversified Financials 0.1%
Ayala Corp.	26,400	257,882

Real Estate 0.2%
Ayala Land, Inc.	872,000	464,237
SM Prime Holdings, Inc.	1,090,000	362,686

		826,923

Telecommunication Services 0.1%
Philippine Long Distance Telephone Co.	8,720	567,862

Utilities 0.1%
Aboitiz Power Corp.	436,000	352,323
Energy Development Corp.	1,876,800	266,745

		619,068

		5,299,586

62 See financial notes

 Schwab Emerging Markets Equity ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Poland 1.4%

Banks 0.5%
Bank Handlowy w Warszawie S.A.	9,374	220,910
Bank Pekao S.A.	19,620	890,448
BRE Bank S.A. *	1,308	120,264
Get Bank S.A. *	322,920	145,972
Powszechna Kasa Oszczednosci Bank Polski S.A.	97,446	1,045,438

		2,423,032

Energy 0.2%
Polski Koncern Naftowy Orlen S.A. *	46,434	546,439
Polskie Gornictwo Naftowe I Gazownictwo S.A. *	239,800	294,122

		840,561

Insurance 0.2%
Powszechny Zaklad Ubezpieczen S.A.	10,900	1,134,903

Materials 0.2%
Jastrzebska Spolka Weglowa S.A.	8,800	232,842
KGHM Polska Miedz S.A.	26,392	1,033,156
Synthos S.A.	43,400	71,411

		1,337,409

Telecommunication Services 0.1%
Telekomunikacja Polska S.A.	105,294	526,740

Utilities 0.2%
PGE S.A.	173,092	974,924
Tauron Polska Energia S.A.	95,048	139,781

		1,114,705

		7,377,350

Russia 6.6%

Banks 0.9%
Sberbank of Russia ADR	360,628	4,150,828
VTB Bank OJSC GDR - Reg’d	204,484	668,663

		4,819,491

Energy 3.8%
Gazprom OAO ADR	750,112	7,249,832
LUKOIL OAO ADR	102,242	5,807,346
NovaTek OAO GDR - Reg’d	15,696	1,872,533
Rosneft Oil Co. OJSC GDR - Reg’d	319,344	1,887,323
Surgutneftegas OAO ADR	119,028	1,034,353
Tatneft OAO ADR	44,254	1,689,175

		19,540,562

Food & Staples Retailing 0.3%
Magnit OJSC GDR - Reg’d	53,080	1,692,721

Materials 0.7%
MMC Norilsk Nickel OJSC ADR	82,840	1,212,778
Novolipetsk Steel OJSC GDR - Reg’d	12,644	228,603
Severstal OAO GDR - Reg’d	48,832	553,755
Uralkali OJSC GDR - Reg’d	40,548	1,567,586

		3,562,722

Pharmaceuticals, Biotechnology & Life Sciences 0.0%
Pharmstandard OJSC GDR - Reg’d *	5,450	78,753

Real Estate 0.0%
LSR Group GDR - Reg’d	9,680	39,930

Telecommunication Services 0.6%
Mobile TeleSystems OJSC ADR	87,976	1,619,638
Rostelecom OJSC ADR	40,112	918,565
Sistema JSFC GDR - Reg’d	20,644	406,893

		2,945,096

Utilities 0.3%
Federal Hydrogenerating Co. JSC ADR	566,832	1,401,209

		34,080,484

South Africa 10.7%

Banks 1.1%
ABSA Group Ltd.	59,732	1,008,113
Nedbank Group Ltd.	42,510	933,066
Standard Bank Group Ltd.	260,984	3,437,056

		5,378,235

Capital Goods 0.5%
Aveng Ltd.	85,892	313,567
Barloworld Ltd.	38,586	325,041
Bidvest Group Ltd.	57,552	1,392,965
Reunert Ltd.	37,496	316,570

		2,348,143

Consumer Durables & Apparel 0.2%
Steinhoff International Holdings Ltd. *	291,279	907,860

Consumer Services 0.0%
Sun International Ltd.	17,440	175,880

Diversified Financials 1.1%
African Bank Investments Ltd.	130,800	504,360
FirstRand Ltd.	707,192	2,303,188
Investec Ltd.	55,154	333,404
JSE Ltd.	29,032	243,527
Remgro Ltd.	83,930	1,432,939
RMB Holdings Ltd.	159,794	689,341

		5,506,759

Energy 0.9%
Sasol Ltd.	101,588	4,371,954

Food & Staples Retailing 0.6%
Clicks Group Ltd.	41,056	280,088
Massmart Holdings Ltd.	17,282	348,880
Pick n Pay Stores Ltd.	46,216	243,623
Shoprite Holdings Ltd.	89,598	1,796,425
The Spar Group Ltd.	38,804	570,423

		3,239,439

Food, Beverage & Tobacco 0.3%
AVI Ltd.	84,802	583,558
Tiger Brands Ltd.	27,468	902,401

		1,485,959

See financial notes 63

 Schwab Emerging Markets Equity ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Health Care Equipment & Services 0.2%
Life Healthcare Group Holdings Ltd.	132,762	502,475
Mediclinic International Ltd.	43,600	226,315
Netcare Ltd.	242,198	503,735

		1,232,525

Insurance 0.5%
Discovery Holdings Ltd.	70,196	480,383
MMI Holdings Ltd.	243,070	561,208
Sanlam Ltd.	362,970	1,592,529

		2,634,120

Materials 1.8%
AECI Ltd.	26,596	261,905
African Rainbow Minerals Ltd.	15,696	273,751
Anglo American Platinum Ltd.	17,004	845,187
AngloGold Ashanti Ltd.	60,822	1,897,075
ArcelorMittal South Africa Ltd. *	27,468	132,313
Exxaro Resources Ltd.	14,606	259,298
Gold Fields Ltd.	126,004	1,510,374
Harmony Gold Mining Co., Ltd.	88,290	714,826
Impala Platinum Holdings Ltd.	102,879	1,623,409
Kumba Iron Ore Ltd.	15,696	893,881
Mondi Ltd.	6,752	60,162
Nampak Ltd.	140,174	449,867
Northam Platinum Ltd.	21,120	67,656
Pretoria Portland Cement Co., Ltd.	102,678	324,048
Sappi Ltd. *	24,048	67,050

		9,380,802

Media 0.7%
Naspers Ltd., N Shares	65,618	3,806,988

Pharmaceuticals, Biotechnology & Life Sciences 0.2%
Aspen Pharmacare Holdings Ltd. *	71,504	1,217,481

Real Estate 0.3%
Capital Property Fund	16,568	21,446
Fountainhead Property Trust	287,478	285,824
Growthpoint Properties Ltd.	346,184	1,126,633
Hyprop Investments Ltd.	2,398	20,911

		1,454,814

Retailing 0.9%
Imperial Holdings Ltd.	39,028	945,313
Mr. Price Group Ltd.	43,600	704,035
The Foschini Group Ltd.	48,178	771,671
Truworths International Ltd.	79,570	899,216
Woolworths Holdings Ltd.	150,638	1,072,347

		4,392,582

Telecommunication Services 1.4%
Allied Technologies Ltd.	6,456	31,979
MTN Group Ltd.	334,592	6,232,538
Telkom SA Ltd. *	94,424	215,209
Vodacom Group Ltd.	72,812	924,177

		7,403,903

		54,937,444

Taiwan 13.0%

Automobiles & Components 0.2%
Cheng Shin Rubber Industry Co., Ltd.	302,224	734,597
China Motor Corp.	50,000	45,741
Yulon Motor Co., Ltd.	234,000	425,014

		1,205,352

Banks 1.2%
Chang Hwa Commercial Bank	992,956	512,209
China Development Financial Holding Corp. *	2,421,268	573,971
Chinatrust Financial Holding Co., Ltd.	1,968,380	1,176,388
E.Sun Financial Holding Co., Ltd.	956,093	533,096
First Financial Holding Co., Ltd.	1,069,715	619,664
Hua Nan Financial Holdings Co., Ltd.	1,387,668	745,933
Mega Financial Holding Co., Ltd.	1,570,069	1,182,099
SinoPac Financial Holdings Co., Ltd.	899,049	357,206
Taishin Financial Holding Co., Ltd.	474,326	181,331
Taiwan Cooperative Financial Holding	914,800	502,436

		6,384,333

Capital Goods 0.3%
Far Eastern New Century Corp.	691,592	727,360
Taiwan Glass Industrial Corp.	244,036	242,398
Walsin Lihwa Corp. *	872,000	274,256

		1,244,014

Commercial & Professional Services 0.0%
Taiwan Secom Co., Ltd.	48,000	98,561

Consumer Durables & Apparel 0.2%
Formosa Taffeta Co., Ltd.	218,000	198,704
Giant Manufacturing Co., Ltd.	38,000	191,580
Pou Chen Corp.	452,580	436,699
Tatung Co., Ltd. *	436,000	89,089

		916,072

Diversified Financials 0.4%
Capital Securities Corp.	673,629	228,284
Fubon Financial Holding Co., Ltd.	1,200,078	1,192,024
Yuanta Financial Holding Co., Ltd.	1,773,316	822,981

		2,243,289

Energy 0.2%
Formosa Petrochemical Corp.	296,000	843,992

Food & Staples Retailing 0.1%
President Chain Store Corp.	111,000	591,116

Food, Beverage & Tobacco 0.3%
Uni-President Enterprises Corp.	814,134	1,303,386

Insurance 0.3%
Cathay Financial Holding Co., Ltd.	1,171,551	1,118,706

64 See financial notes

 Schwab Emerging Markets Equity ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Shin Kong Financial Holding Co., Ltd. *	1,333,151	360,985

		1,479,691

Materials 2.0%
Asia Cement Corp.	459,187	527,396
China Steel Corp.	1,845,519	1,580,500
Feng Hsin Iron & Steel Co.	60,000	92,751
Formosa Chemicals & Fibre Corp.	684,000	1,765,323
Formosa Plastics Corp.	1,090,000	2,936,897
Nan Ya Plastics Corp.	1,308,000	2,458,696
Oriental Union Chemical Corp.	91,300	102,271
Taiwan Cement Corp.	623,690	677,811
Taiwan Fertilizer Co., Ltd.	82,000	202,324

		10,343,969

Real Estate 0.0%
Cathay Real Estate Development Co., Ltd.	296,000	127,488

Retailing 0.1%
Hotai Motor Co., Ltd.	50,000	360,589

Semiconductors & Semiconductor Equipment 3.5%
Advanced Semiconductor Engineering, Inc.	1,242,488	929,242
Epistar Corp.	89,000	180,668
Inotera Memories, Inc. *	557,000	95,403
Macronix International Co., Ltd.	678,383	183,010
MediaTek, Inc.	218,099	2,330,195
MStar Semiconductor, Inc.	72,255	575,367
Novatek Microelectronics Corp.	41,000	132,099
Siliconware Precision Industries Co. ADR	138,866	773,484
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	830,148	12,203,176
United Microelectronics Corp. ADR	416,598	845,694

		18,248,338

Technology Hardware & Equipment 3.4%
Acer, Inc. *	436,086	385,112
Advantech Co., Ltd.	47,500	164,936
Asustek Computer, Inc.	121,426	1,212,192
AU Optronics Corp. ADR *	152,600	462,378
Catcher Technology Co., Ltd.	108,000	539,080
Cheng Uei Precision Industry Co., Ltd.	70,929	140,906
Chicony Electronics Co., Ltd.	85,956	181,377
Chimei Innolux Corp. *	872,000	278,914
Compal Communications, Inc. *	218,000	238,373
Compal Electronics, Inc.	657,610	576,350
Delta Electronics, Inc.	328,000	1,117,024
Foxconn Technology Co., Ltd.	246,557	938,449
Hon Hai Precision Industry Co., Ltd.	1,931,880	5,469,715
HTC Corp.	142,750	1,229,658
Inventec Corp.	683,145	223,526
Largan Precision Co., Ltd.	12,000	249,608
Lite-On Technology Corp.	438,835	531,126
Nan Ya Printed Circuit Board Corp.	30,000	48,079
Pegatron Corp.	244,441	306,459
Quanta Computer, Inc.	436,000	1,125,265
Synnex Technology International Corp.	224,053	499,708
TPK Holding Co., Ltd.	32,396	418,592
Unimicron Technology Corp.	436,000	495,670
Wistron Corp.	478,891	535,636
Yageo Corp.	320,000	92,097

		17,460,230

Telecommunication Services 0.7%
Chunghwa Telecom Co., Ltd. ADR (a)	63,220	1,899,129
Far EasTone Telecommunications Co., Ltd.	252,000	620,934
Taiwan Mobile Co., Ltd.	279,600	1,036,213

		3,556,276

Transportation 0.1%
China Airlines Ltd. *	338,000	129,779
Eva Airways Corp. *	268,000	150,325
Evergreen Marine Corp., Ltd.	313,199	167,313
U-Ming Marine Transport Corp.	30,000	45,074
Yang Ming Marine Transport Corp.	233,200	93,043

		585,534

		66,992,230

Thailand 2.6%

Banks 0.8%
Bangkok Bank PCL NVDR	87,200	523,172
Kasikornbank PCL NVDR	261,600	1,410,895
Krung Thai Bank PCL NVDR	741,200	392,658
Siam Commercial Bank PCL NVDR	327,000	1,565,342

		3,892,067

Energy 0.6%
Banpu PCL NVDR	21,800	313,069
IRPC PCL NVDR	2,637,800	316,519
PTT Exploration & Production PCL NVDR	218,000	1,036,605
PTT PCL NVDR	130,800	1,377,501
Thai Oil PCL NVDR	87,200	182,275

		3,225,969

Food & Staples Retailing 0.2%
Big C Supercenter PCL NVDR	43,600	248,368
CP ALL PCL NVDR	849,600	935,414

		1,183,782

Food, Beverage & Tobacco 0.1%
Charoen Pokphand Foods PCL NVDR	675,800	684,750

Health Care Equipment & Services 0.0%
Bangkok Dusit Medical Services PCL NVDR	59,200	195,538

Materials 0.3%
Indorama Ventures PCL NVDR	218,000	200,016
PTT Global Chemical PCL NVDR	225,014	448,807
Siam Cement PCL NVDR	65,400	692,925

		1,341,748

See financial notes 65

 Schwab Emerging Markets Equity ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Media 0.1%
BEC World PCL NVDR	152,600	253,238

Real Estate 0.1%
Central Pattana PCL NVDR	87,200	146,794
Land & Houses PCL NVDR	436,000	112,705

		259,499

Telecommunication Services 0.3%
Advanced Info Service PCL NVDR	196,200	1,358,717
Total Access Communication PCL NVDR	65,400	182,101

		1,540,818

Transportation 0.0%
Airports of Thailand PCL NVDR	65,400	140,359
Thai Airways International PCL NVDR *	65,400	42,995

		183,354

Utilities 0.1%
Electricity Generating PCL NVDR	43,600	166,970
Glow Energy PCL NVDR	97,900	195,269

		362,239

		13,123,002

Turkey 2.0%

Automobiles & Components 0.0%
Ford Otomotiv Sanayi A/S	15,260	149,826

Banks 0.9%
Akbank T.A.S.	261,420	1,032,422
Turkiye Garanti Bankasi A/S	262,908	1,127,957
Turkiye Halk Bankasi A/S	82,186	741,371
Turkiye Is Bankasi, C Shares	262,908	801,139
Turkiye Vakiflar Bankasi Tao, D Shares	186,504	422,649
Yapi ve Kredi Bankasi A/S *	169,386	395,037

		4,520,575

Capital Goods 0.2%
Dogan Sirketler Grubu Holdings A/S *	304,096	140,502
Enka Insaat ve Sanayi A/S	41,589	115,293
KOC Holding A/S	156,110	635,414

		891,209

Consumer Durables & Apparel 0.1%
Arcelik A/S	32,482	179,736
Turkiye Sise ve Cam Fabrikalari A/S	67,660	99,366

		279,102

Diversified Financials 0.1%
Haci Omer Sabanci Holding A/S	129,320	556,246

Energy 0.1%
Tupras-Turkiye Petrol Rafinerileri A/S	20,492	468,891

Food & Staples Retailing 0.1%
BIM Birlesik Magazalar A/S	15,696	645,349

Food, Beverage & Tobacco 0.1%
Anadolu Efes Biracilik ve Malt Sanayii A/S	40,984	572,588

Materials 0.1%
Eregli Demir ve Celik Fabrikalari T.A.S.	315,637	352,434

Real Estate 0.0%
Emlak Konut Gayrimenkul Yatirim Ortakligi A/S	135,160	197,753

Telecommunication Services 0.2%
Turk Telekomunikasyon A/S	130,496	516,802
Turkcell Iletisim Hizmetleri A/S *	127,966	760,173

		1,276,975

Transportation 0.1%
Turk Hava Yollari Anonim Ortakligi *	158,268	313,393

		10,224,341

United Arab Emirates 0.3%

Banks 0.1%
Abu Dhabi Commercial Bank PJSC	92,088	84,491
First Gulf Bank PJSC	120,000	311,680

		396,171

Diversified Financials 0.0%
Dubai Financial Market *	253,255	65,227

Energy 0.0%
Dana Gas PJSC *	460,448	47,637

Real Estate 0.1%
Aldar Properties PJSC	192,704	62,958
Emaar Properties PJSC	495,540	446,566

		509,524

Transportation 0.1%
DP World Ltd.	47,512	484,623

		1,503,182

Total Common Stock
(Cost $513,775,712)		477,817,874

Security	Face Amount	Value
Rate, Maturity Date	(local currency)	($)

Corporate Bonds 0.0% of net assets

India 0.0%

Pharmaceuticals, Biotechnology & Life Sciences 0.0%
Dr. Reddy’s Laboratories Ltd. 9.25%, 03/24/14 (INR)	285,360	257

Total Corporate Bond
(Cost $752)		257

66 See financial notes

 Schwab Emerging Markets Equity ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Preferred Stock 6.7% of net assets

Brazil 6.6%

Banks 1.6%
Itau Unibanco Holding S.A. ADR	361,448	5,714,493
Itausa - Investimentos Itau S.A.	494,847	2,280,288

		7,994,781

Energy 1.8%
Petroleo Brasileiro S.A. ADR	450,388	9,268,985

Food & Staples Retailing 0.2%
Companhia Brasileira de Distribuicao Grupo Pao de Acucar ADR	21,800	934,784

Food, Beverage & Tobacco 1.3%
Companhia de Bebidas das Americas ADR	175,944	6,617,254

Materials 1.4%
Bradespar S.A.	43,600	569,429
Klabin S.A.	109,000	488,849
Metalurgica Gerdau S.A.	43,600	477,461
Usinas Siderurgicas de Minas Gerais S.A., A Shares	87,200	350,253
Vale S.A. ADR	333,322	5,373,151

		7,259,143

Retailing 0.1%
Lojas Americanas S.A.	96,562	695,286

Utilities 0.2%
AES Tiete S.A.	21,800	298,145
Centrais Eletricas Brasileiras S.A. ADR	47,524	430,092
Cia de Transmissao de Energia Electrica Paulista	4,159	92,443
Companhia Energetica de Sao Paulo, B Shares	21,800	337,897

		1,158,577

		33,928,810

Chile 0.0%

Food, Beverage & Tobacco 0.0%
Embotelladora Andina S.A., B Shares	20,274	110,850

Colombia 0.1%

Diversified Financials 0.0%
Grupo de Inversiones Suramericana S.A.	5,872	104,370

Materials 0.1%
Inversiones Argos S.A.	13,516	130,417

		234,787

Total Preferred Stock
(Cost $44,216,997)		34,274,447

Rights 0.0% of net assets

Thailand 0.0%

Diversified Financials 0.0%
KTB Investment & Securities Co., Ltd. *(c)(d)	185,300	23,654

Total Rights
(Cost $—)		23,654

Other Investment Company 0.2% of net assets

United States 0.2%
State Street Institutional U.S. Government Money Market Fund	1,195,351	1,195,351

Total Other Investment Company
(Cost $1,195,351)		1,195,351

End of Investments

Collateral Invested for Securities on Loan 0.9% of net assets

State Street Institutional U.S. Government Money Market Fund	4,594,077	4,594,077

Total Collateral Invested for Securities on Loan
(Cost $4,594,077)		4,594,077

End of Collateral Invested for Securities on Loan

At 08/31/12, the tax basis cost of the fund’s investments was $561,015,599 and the unrealized appreciation and depreciation were $34,899,106 and ($82,603,122), respectively, with a net unrealized depreciation of ($47,704,016).

*	Non-income producing security.
(a)	All or a portion of this security is on loan.
(b)	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At the period end, the value of these amounted to $82,578 or 0.0% of net assets.
(c)	Illiquid security. At the period end, the value of these amounted to $283,947 or 0.1% of net assets.
(d)	Fair-valued by management in accordance with procedures approved by the Board of Trustees.

ADR —	American Depositary Receipt
GDR —	Global Depositary Receipt
NVDR —	Non-Voting Depositary Receipt
Reg’d —	Registered
INR —	Indian Rupee

See financial notes 67

 Schwab Emerging Markets Equity ETF

Portfolio Holdings continued

The following is a summary of the inputs used to value the fund’s investments as of August 31, 2012 (see financial note 2(a) for additional information):

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common Stock[1]	$477,817,874	$—	$—	$477,817,874
Corporate Bonds[1]	—	257	—	257
Preferred Stock[1]	34,274,447	—	—	34,274,447
Rights[1]	—	—	23,654	23,654
Other Investment Company[1]	1,195,351	—	—	1,195,351

Total	$513,287,672	$257	$23,654	$513,311,583

Other Financial Instruments
Collateral Invested for Securities on Loan	$4,594,077	$—	$—	$4,594,077

[1]	As categorized in Portfolio Holdings.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Balance		Change in					Balance
	as of	Realized	Unrealized			Gross	Gross	as of
	August 31,	Gains	Gains	Gross	Gross	Transfers	Transfers	August 31,
Investments in Securities	2011	(Losses)	(Losses)	Purchases	Sales	in	out	2012

Rights	$—	$—	$23,654	$—	$—	$—	$—	$23,654

Total	$—	$—	$23,654	$—	$—	$—	$—	$23,654

All net realized and change in unrealized gains (losses) on Level 3 investments in the tables above are reflected on the accompanying Statement of Operations. Changes in net unrealized gains (losses) for Level 3 investments held by the fund at August 31, 2012 are $23,654.

The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended August 31, 2012.

68 See financial notes

 Schwab Emerging Markets Equity ETF

Statement of
Assets and Liabilities
As of August 31, 2012

Assets

Investments, at value (cost $559,188,812) including securities on loan of $4,308,511		$513,311,583
Collateral invested for securities on loan		4,594,077
Foreign currency, at value (cost $600,597)		599,646
Receivables:
Dividends		1,686,519
Income from securities on loan		7,409
Foreign tax reclaims		731
Interest	+	237

Total assets		520,200,202

Liabilities

Collateral held for securities on loan		4,594,077
Payables:
Investments bought		12
Investment adviser fees	+	10,627

Total liabilities		4,604,716

Net Assets

Total assets		520,200,202
Total liabilities	—	4,604,716

Net assets		$515,595,486

Net Assets by Source
Capital received from investors		570,223,194
Net investment income not yet distributed		11,484,623
Net realized capital losses		(20,232,668)
Net unrealized capital losses		(45,879,663)

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$515,595,486		21,800,000		$23.65

See financial notes 69

 Schwab Emerging Markets Equity ETF

Statement of
Operations
For September 1, 2011 through August 31, 2012

Investment Income

Dividends (net of foreign withholding tax of $1,726,010)		$15,121,308
Interest (net of foreign withholding tax of $71)		1,903
Securities on loan	+	121,678

Total investment income		15,244,889

Expenses

Investment adviser fees		1,187,474

Total expenses	−	1,187,474

Net investment income		14,057,415

Realized and Unrealized Gains (Losses)

Net realized losses on investments (net of foreign capital gains tax of $2,651)		(16,191,170)
Net realized gains on in-kind redemptions		2,277,963
Net realized losses on foreign currency transactions*	+	(221,610)

Net realized losses		(14,134,817)
Net unrealized losses on investments (net of foreign capital gains tax of $177,964)		(31,224,070)
Net unrealized losses on foreign currency translations	+	(2,900)

Net unrealized losses	+	(31,226,970)

Net realized and unrealized losses		(45,361,787)

Net decrease in net assets resulting from operations		($31,304,372)

*	Includes foreign currency acquisition costs on Brazilian real of $73,205

70 See financial notes

 Schwab Emerging Markets Equity ETF

Statements of
Changes in Net Assets
For the current and prior report periods

Operations

9/1/11-8/31/12			9/1/10-8/31/11
Net investment income		$14,057,415	$9,204,802
Net realized losses		(14,134,817)	(3,072,159)
Net unrealized losses	+	(31,226,970)	(12,954,201)

Net decrease in net assets resulting from operations		(31,304,372)	(6,821,558)

Distributions to Shareholders

Distributions from net investment income		($9,535,681)	($2,235,300)

Transactions in Fund Shares

		9/1/11-8/31/12		9/1/10-8/31/11
		SHARES	VALUE	SHARES	VALUE
Shares sold		7,800,000	$186,779,297	9,600,000	$269,795,240
Shares redeemed	+	(1,200,001)	(27,004,871)	(500,000)	(12,298,874)

Net transactions in fund shares		6,599,999	$159,774,426	9,100,000	$257,496,366

Shares Outstanding and Net Assets

		9/1/11-8/31/12		9/1/10-8/31/11
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		15,200,001	$396,661,113	6,100,001	$148,221,605
Total increase	+	6,599,999	118,934,373	9,100,000	248,439,508

End of period		21,800,000	$515,595,486	15,200,001	$396,661,113

Net investment income not yet distributed			$11,484,623		$7,150,418

See financial notes 71

 Schwab International ETFs

Financial Notes

1. Business Structure of the Funds

Each of the funds discussed in this report is a series of Schwab Strategic Trust (the “trust”), a no-load, open-end management investment company. The trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The list below shows all the funds in the trust as of the end of the period, including the funds discussed in this report, which are highlighted:

Schwab Strategic Trust (organized January 27, 2009)	Schwab U.S. Mid-Cap ETF
Schwab International Equity ETF	Schwab U.S. Small-Cap ETF
Schwab International Small-Cap Equity ETF	Schwab U.S. Dividend Equity ETF
Schwab Emerging Markets Equity ETF	Schwab U.S. REIT ETF
Schwab U.S. Broad Market ETF	Schwab U.S. TIPS ETF
Schwab U.S. Large-Cap ETF	Schwab Short-Term U.S. Treasury ETF
Schwab U.S. Large-Cap Growth ETF	Schwab Intermediate-Term U.S. Treasury ETF
Schwab U.S. Large-Cap Value ETF	Schwab U.S. Aggregate Bond ETF

The funds issue and redeem shares at their net assets value per share (“NAV”) only in large blocks of shares, typically 100,000 shares or more (“Creation Units”). These transactions are usually in exchange for a basket of securities and an amount of cash. As a practical matter, only institutions or large investors purchase or redeem Creation Units. Except when aggregated in Creation Units, shares of the fund are not redeemable securities.

Individual shares of the funds trade on national securities exchanges and elsewhere during the trading day and can only be bought and sold at market prices throughout the trading day through a broker-dealer. Because fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount).

Each fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, each fund may also keep certain assets in segregated accounts, as required by securities law.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies the funds use in their preparation of financial statements. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

(a) Security Valuation:

Under procedures approved by the funds’ Board of Trustees (the Board), the investment adviser and administrator have formed a Pricing Committee to administer the pricing and valuation of portfolio securities and other assets and to ensure that prices used for internal purposes or provided by third parties reasonably reflect fair market value. Among other things, these procedures allow the funds to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

The funds value the securities in their portfolios every business day. The funds use the following policies to value various types of securities:

•	Securities traded on an exchange or over-the-counter: valued at the closing value for the day, or, on days when no closing value has been reported at halfway between the most recent bid and ask quotes. Securities that are primarily traded on foreign exchanges are valued at the official closing price or the last sales price on the exchange where the securities are principally traded with these values then translated into U.S. dollars at the current exchange rate, unless these securities are fair valued as discussed below.

•	Securities for which no quoted value is available: The Board has adopted procedures to fair value each fund’s securities when market prices are not “readily available” or are unreliable. For example, a fund may fair value a security when it is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; or when a security’s primary trading market is closed during regular market hours. Each fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. The Pricing Committee considers a number of factors, including unobservable market inputs when arriving at fair value. The Pricing Committee may employ techniques such as the review of related or comparable assets or liabilities, related market activity, recent transactions, market multiples, book values, transactional back-testing, disposition analysis and other relevant information. The Pricing

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Financial Notes (continued)

2. Significant Accounting Policies (continued):

Committee regularly reviews these inputs and assumptions to calibrate the valuations. The Board convenes on a regular basis to review fair value determinations made by the funds pursuant to the procedures.

•	Bonds and notes: valued at halfway between the most recent bid and asked quotes or, if such quotes are unavailable, at prices for securities of comparable maturity, credit quality and type. Valuations for bonds and notes are provided by an independent bond-pricing service.

•	Short-term securities (60 days or less to maturity): valued at amortized cost, which approximates market value.

•	Underlying funds: valued at their respective net asset values.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If the funds determine that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

The three levels of the fair value hierarchy are as follows:

•	Level 1 — quoted prices in active markets for identical securities — Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities. The funds do not adjust the quoted prices for such investments, even in situations where the funds hold a large position and a sale could reasonably impact the quoted price. Investments in underlying funds are valued at their NAV daily and are classified as Level 1 prices.

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) — Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. As investments whose values are classified as Level 2 prices include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

•	Level 3 — significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments) — Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the funds use one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the funds in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the funds in the absence of market information. Assumptions used by the funds due to the lack of observable inputs may significantly impact the resulting fair value and therefore the funds’ results of operations.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The levels associated with valuing the funds’ investments as of August 31, 2012 are disclosed in the Portfolio Holdings.

(b) Accounting Policies for certain Portfolio Investments (if held):

Securities Lending: Under the Securities Lending Program, a fund (the “lender”) may make short-term loans of its securities to another party (the “borrower”) to generate additional revenue for the fund. The borrower pledges collateral in the form of cash,

 73

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Financial Notes (continued)

2. Significant Accounting Policies (continued):

securities issued or fully guaranteed by the U.S. government or foreign government, or letters of credit issued by a bank. Collateral at the individual loan level is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities and is marked to market daily. The cash collateral of securities loaned is invested in money market portfolios registered under Rule 2a-7 of the 1940 Act. Securities lending income, as disclosed in a fund’s Statement of Operations, if applicable, represents the income earned from the investment of the cash collateral plus any fees paid by borrowers, less the fees paid to the lending agent which are subject to adjustments pursuant to the securities lending agreement.

If applicable, the value of the securities on loan as of August 31, 2012 and the value of the related collateral are disclosed in the Portfolio Holdings and the Statement of Assets and Liabilities.

(c) Security Transactions:

Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains and losses from security transactions are based on the identified costs of the securities involved.

Assets and liabilities denominated in foreign currencies are reported in U.S. dollars. For assets and liabilities held on a given date, the dollar value is based on market exchange rates in effect on that date. Transactions involving foreign currencies, including purchases, sales, income receipts and expense payments, are calculated using exchange rates in effect on the transaction date. Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the differences between the recorded amounts of dividends, interest, and foreign withholdings taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period. These realized and unrealized foreign exchange gains or losses are reported in foreign currency transactions or translations on the Statement of Operations. The funds do not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Gains realized by the funds on the sale of securities in certain foreign countries may be subject to non-U.S. taxes. In those instances, the funds record a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

(d) Investment Income:

Interest income is recorded as it accrues. Dividends and distributions from portfolio securities and underlying funds are recorded on the date they are effective (the ex-dividend date), although the funds record certain foreign security dividends on the day they learn of the ex-dividend date.

(e) Expenses:

Expenses that are specific to a fund are charged directly to the fund.

(f) Distributions to Shareholders:

The funds make distributions from net investment income and distribute net realized capital gains, if any, once a year.

(g) Accounting Estimates:

The accounting policies described in this report conform to accounting principles generally accepted in the United States of America. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates and these differences may be material.

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Financial Notes (continued)

2. Significant Accounting Policies (continued):

(h) Federal Income Taxes:

The funds intend to meet federal income and excise tax requirements for regulated investment companies. Accordingly, the funds distribute substantially all of their net investment income and realized net capital gains, if any, to their respective shareholders each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax.

(i) Foreign Taxes:

The funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, corporate events, foreign currency exchanges, capital gains on investments on currency repatriation. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in foreign markets in which the funds invest. These foreign taxes, if any, are paid by the funds and are disclosed in the Statement of Operations. Foreign taxes payable as of August 31, 2012, if any, are reflected in the funds’ Statements of Assets and Liabilities.

(j) Indemnification:

Under the funds’ organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business the funds enter into contracts with their vendors and others that provide general indemnifications. The funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. However, based on experience, the funds expect the risk of loss to be remote.

(k) New Accounting Pronouncements:

In December 2011, Accounting Standards Update (“ASU”) No. 2011-11, “Disclosures about Offsetting Assets and Liabilities,” was issued and is effective for interim and annual periods beginning after January 1, 2013. The ASU enhances disclosure requirements with respect to an entity’s rights of offset and related arrangements associated with its financial and derivative instruments. Management is currently evaluating the impact the adoption of ASU 2011-11 may have on the funds’ financial statement disclosures.

3. Risk Factors:

Investing in the funds may involve certain risks, as discussed in the funds’ prospectus, including, but not limited to, those described below. Any of these risks could cause an investor to lose money.

Stock markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of the investment in a fund will fluctuate, which means that the investors could lose money.

The funds are not actively managed. Therefore, a fund follows the securities included in an index during upturns as well as downturns. Because of their indexing strategies, the funds do not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of a fund’s expenses, the fund’s performance is normally below that of the index.

The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.

Certain funds invest in large- and mid-cap stocks. Both large- and mid-cap stocks tend to go in and out of favor based on market and economic conditions. However, stocks of mid-cap companies tend to be more vulnerable to adverse business or economic events than larger more established companies. During a period when large- and mid-cap U.S. stocks fall behind other types of investments — small-cap stocks, for instance — a fund’s large- and mid-cap holdings could reduce performance.

Certain funds invest in small-cap stocks. Historically, small-cap stocks have been riskier than large- and mid-cap stocks, and their prices may move sharply, especially during market upturns and downturns. Small-cap companies may be more vulnerable to adverse business or economic events than larger, more established companies. During a period when small-cap stocks fall behind other types of investments — large-cap and mid-cap stocks, for instance — a fund’s small-cap holdings could reduce performance.

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Financial Notes (continued)

3. Risk Factors (continued):

A fund’s investments in securities of foreign issuers may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may be heightened in connection with investments in emerging markets. Foreign securities also include ADRs, GDRs, and EDRs, which are receipts issued by U.S. and foreign banks that represent shares of foreign-based corporations. Investment in ADRs, GDRs and EDRs may be less liquid than the underlying shares in their primary trading market and GDRs, many of which are issued by companies in emerging markets, may be more volatile.

Certain funds invest in emerging markets. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and greater risk associated with the custody of securities. It is sometimes difficult to obtain and enforce court judgments in such countries, and there is often a greater potential for nationalization and/or expropriation of assets by the government of an emerging market country. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with a fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

To the extent a fund uses statistical sampling techniques, the fund may not fully replicate the index and may hold securities not included in the index. As a result, a fund is subject to the risk that the adviser’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results. If a fund uses a sampling approach it may not track the return of the index as well as it would if a fund purchased all of the securities in its benchmark index.

As an index fund, each fund seeks to track the performance of its benchmark index, although it may not be successful in doing so. The divergence between the performance of a fund and its benchmark index, positive or negative, is called “tracking error.” Tracking error can be caused by many factors and it may be significant.

Each fund may invest in derivative instruments. The principal types of derivatives a fund may use are futures contracts. A futures contract is an agreement to buy or sell a financial instrument at a specific price on a specific day. A fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as market risk and liquidity risk, are discussed elsewhere in this section. A fund’s use of derivatives is also subject to leverage risk, credit risk, lack of availability risk, valuation risk, correlation risk and tax risk. Leverage risk is the risk that use of derivatives may magnify the effect of any decrease or increase in the value of the fund’s portfolio securities. Credit risk is the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause a fund to realize higher amounts of short-term capital gain. These risks could cause a fund to lose more than the principal amount invested.

A particular investment may be difficult to purchase or sell. A fund may be unable to sell illiquid securities at an advantageous time or price.

Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent.

To the extent that a fund’s or an index’s portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector or asset class, the fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.

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Financial Notes (continued)

3. Risk Factors (continued):

Although fund shares are listed on national securities exchanges, there can be no assurance that an active trading market for fund shares will develop or be maintained. If an active market is not maintained, investors may find it difficult to buy or sell fund shares.

Fund shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of the shares of a fund will approximate a fund’s NAV, there may be times when the market price and the NAV vary significantly. Investors may pay more than NAV when they buy shares of a fund in the secondary market, and may receive less than NAV when they sell those shares in the secondary market.

An investment in a fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Please refer to the funds’ prospectus for a more complete description of the principal risks of investing in the funds.

4. Affiliates and Affiliated Transactions:

Charles Schwab Investment Management, Inc. (“CSIM” or the “investment adviser”), a wholly owned subsidiary of The Charles Schwab Corporation, serves as each fund’s investment adviser pursuant to an Investment Advisory Agreement (“Advisory Agreement”) between CSIM and the trust.

For its advisory services to the following funds, CSIM is entitled to receive an annual fee, payable monthly, based on a percentage of each fund’s average daily net assets as follows:

	Schwab	Schwab
Schwab	International	Emerging
International	Small-Cap	Markets
Equity ETF	Equity ETF	Equity ETF

0.13%	0.35%	0.25%

Subsequent to the reporting period ended August 31, 2012, and effective September 20, 2012, the management fee of each fund has been reduced as follows:

	Schwab	Schwab
Schwab	International	Emerging
International	Small-Cap	Markets
Equity ETF	Equity ETF	Equity ETF

0.09%	0.20%	0.15%

The investment adviser will pay the operating expenses of the funds, excluding interest expenses, taxes, any brokerage expenses, and extraordinary or non-routine expenses.

The funds may engage in certain transactions involving affiliates. For instance, a fund may own shares of The Charles Schwab Corporation if that company is included in its index. During the period ended August 31, 2012, there were no transactions involving affiliates.

The funds may engage in direct transactions with certain other Schwab ETFs when practical. When one fund is seeking to sell a security that another is seeking to buy, an interfund transaction can allow both funds to benefit by reducing transaction costs. This practice is limited to funds that share the same investment adviser, trustees and/or officers. For the period ended August 31, 2012, the funds had no direct security transactions with other Schwab ETFs.

Pursuant to an exemptive order issued by the SEC, the funds may enter into interfund borrowing and lending transactions with other Schwab Funds including Schwab ETFs. All loans are for temporary or emergency purposes only. The interest rate charged on the loan is the average of the overnight repurchase agreement rate and the short-term bank loan rate. The interfund lending facility is subject to the oversight and periodic review of the Board of Trustees. The funds had no interfund borrowing or lending activity during the period.

 77

 Schwab International ETFs

Financial Notes (continued)

5. Other Service Providers:

SEI Investments Distribution Co. (the “Distributor”) is the principal underwriter and distributor of shares of the funds.

State Street Bank and Trust Company (“State Street”) serves as the funds’ transfer agent. As part of these services, the transfer agent maintains records pertaining to the sale, redemption and transfer of the funds’ shares.

State Street also serves as custodian and accountant for the funds. The custodian is responsible for the daily safekeeping of securities and cash held or sold by the funds. The funds’ accountant maintains all books and records related to the funds’ transactions.

6. Board of Trustees:

Trustees may include people who are officers and/or directors of the investment adviser or its affiliate. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these interested persons for their services as trustees.

7. Borrowing from Banks:

The funds have access to custodian overdraft facilities and to an uncommitted line of credit of $100 million with State Street. The funds pay interest on the amounts they borrow at rates that are negotiated periodically.

There were no borrowings from the line of credit by the funds during the period. However, the funds may have utilized their overdraft facility and incurred interest expense, which is disclosed on the Statement of Operations, if any. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.

8. Purchases and Sales/Maturities of Investment Securities:

For the period ended August 31, 2012, purchases and sales/maturities of securities (excluding in-kind transactions and short-term obligations) were as follows:

	Purchases of Securities	Sales/Maturities of Securities

Schwab International Equity ETF	$74,259,096	$52,366,879
Schwab International Small-Cap Equity ETF	41,142,402	37,723,487
Schwab Emerging Markets Equity ETF	103,918,732	43,031,266

9. In-Kind Transactions:

The consideration for the purchase of Creation Units of a fund generally consists of the in-kind deposit of a designated portfolio of equity securities, which constitutes an optimized representation of the securities involved in a relevant fund’s underlying index, and an amount of cash. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to the applicable fund, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units.

The in-kind transactions for the period ended August 31, 2012 were as follows:

	In-kind Purchases of Securities	In-kind Sales of Securities

Schwab International Equity ETF	$138,562,880	$—
Schwab International Small-Cap Equity ETF	20,513,159	10,069,724
Schwab Emerging Markets Equity ETF	122,406,348	17,783,532

For the period ended August 31, 2012, certain funds realized net capital gains or losses resulting from in-kind redemptions of large blocks of shares or multiples thereof (“Creation Units”). Because such gains or losses are not taxable to the funds and are not distributed to existing fund shareholders, the gains or losses are reclassified from accumulated net realized gains or losses to capital received from investors at the end of the funds’ tax year. These reclassifications have no effect on net assets or net asset values per share. The net realized in-kind gains or losses for the period ended August 31, 2012 are disclosed in the funds’ Statements of Operations.

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Financial Notes (continued)

10. Federal Income Taxes

As of August 31, 2012, the components of distributable earnings on a tax-basis were as follows:

		Schwab	Schwab
	Schwab	International	Emerging
	International	Small-Cap	Markets
	Equity ETF	Equity ETF	Equity ETF

Undistributed ordinary income	$19,101,601	$4,190,265	$12,058,836
Undistributed long-term capital gains	—	—	—
Unrealized appreciation	65,911,759	16,542,098	34,899,106
Unrealized depreciation	(94,720,939)	(27,284,271)	(82,603,122)
Other unrealized appreciation/(depreciation)	(1,113)	7,001	(2,434)

Net unrealized appreciation/(depreciation)	(28,810,293)	(10,735,172)	(47,706,450)

The primary difference between book-basis and tax-basis unrealized appreciation or unrealized depreciation of investments is the tax deferral of losses on wash sales and Passive Foreign Investment Companies (PFIC).

Capital loss carryforwards may be used to offset future realized capital gains for federal income tax purposes. As of August 31, 2012, the following funds had capital loss carryforwards available to offset future net capital gains before the expiration dates:

		Schwab	Schwab
	Schwab	International	Emerging
	International	Small-Cap	Markets
Expiration Date	Equity ETF	Equity ETF	Equity ETF

August 31, 2019	$2,345,874	$215,545	$1,091,404
No expiration	5,735,648	3,734,494	4,557,003

Total	$8,081,522	$3,950,039	$5,648,407

For tax purposes, realized net capital losses and late-year ordinary losses incurred after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended August 31, 2012, the funds had capital losses deferred as follows:

		Schwab	Schwab
	Schwab	International	Emerging
	International	Small-Cap	Markets
	Equity ETF	Equity ETF	Equity ETF

Deferred capital losses	$16,186,912	$6,450,568	$13,331,689

The tax-basis components of distributions paid during the current and prior fiscal years were:

		Schwab	Schwab
	Schwab	International	Emerging
	International	Small-Cap	Markets
	Equity ETF	Equity ETF	Equity ETF

Current period distributions
Ordinary Income	$19,440,541	$4,859,831	$9,535,681
Long-term capital gains	—	—	—

Prior period distributions
Ordinary Income	7,027,040	2,126,721	2,235,300
Long-term capital gains	—	—	—

Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as short-term capital gains and losses, in-kind transactions, capital losses related to wash sales and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in

 79

 Schwab International ETFs

Financial Notes (continued)

10. Federal Income Taxes (continued):

which the net investment income and net realized gains are recorded by the funds for financial reporting purposes. The funds may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

The permanent book and tax basis differences may result in reclassifications between components of net assets as required. The adjustments have no impact on net assets or the results of operations. As of August 31, 2012, the funds made the following reclassifications:

		Schwab	Schwab
	Schwab	International	Emerging
	International	Small-Cap	Markets
	Equity ETF	Equity ETF	Equity ETF

Capital shares	$—	$2,052,221	$2,248,286
Undistributed net investment income	(273,517)	233,680	(187,529)
Net realized gains and losses	273,517	(2,285,901)	(2,060,757)

For the period ended August 31, 2012, the following funds reclassified non-taxable security gains and losses realized on the in-kind redemption of Creation Units (Note 9) as an increase or decrease to capital received from investors in the Statement of Assets and Liabilities as follows:

	Schwab	Schwab
Schwab	International	Emerging
International	Small-Cap	Markets
Equity ETF	Equity ETF	Equity ETF

$—	$2,225,079	$2,277,963

As of August 31, 2012, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the funds, and has determined that no provision for income tax is required in the funds’ financial statements. The funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended August 31, 2012, the funds did not incur any interest or penalties.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (“the Act”) was signed by the President. The Act is the first major piece of legislation affecting Regulated Investment Companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs.

Certain of the enacted provisions include:

Post-enactment capital losses may now be carried forward indefinitely, but must retain the character of the original loss. However, such losses must be utilized prior to the pre-enactment capital losses, which increases the likelihood that the pre-enactment capital losses will expire unused. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital loss, irrespective of the character of the original loss. The Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Act exempts RICs from the preferential dividend rule, and repeals the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

The funds have adopted the noted provisions of the Act for the period ending August 31, 2012.

11. Subsequent Events:

Management has determined there are no subsequent events or transactions through the date the financial statements were issued that would have materially impacted the financial statements as presented.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of:
Schwab International Equity ETF
Schwab International Small-Cap Equity ETF
Schwab Emerging Markets Equity ETF

In our opinion, the accompanying statements of assets and liabilities, including the portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Schwab International Equity ETF, Schwab International Small-Cap Equity ETF and Schwab Emerging Markets Equity ETF (three of the funds constituting Schwab Strategic Trust, hereafter referred to as the “Funds”) at August 31, 2012, and the results of their operations for the year then ended, changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the three years or periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
San Francisco, California
October 18, 2012

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Other Federal Tax Information (unaudited)

The funds may elect to pass on the benefits of the foreign tax credit to its shareholders for the period ended August 31, 2012, and the respective foreign source income on the funds as follows:

	Foreign Tax Credit	Foreign Source Income

Schwab International Equity ETF	$1,662,947	$25,957,482
Schwab International Small-Cap Equity ETF	282,713	4,769,916
Schwab Emerging Markets Equity ETF	1,540,675	16,847,317

For the period ended August 31, 2012, the funds designated the following amounts of the dividend distributions as qualified dividends for the purpose of the maximum rate under section 1(h)(ii) of the Internal Revenue Code. Shareholders will be notified in January 2013 via IRS form 1099 of the amount for use in preparing their 2012 income tax return.

Schwab International Equity ETF	$17,005,828
Schwab International Small-Cap Equity ETF	4,720,032
Schwab Emerging Markets Equity ETF	9,535,681

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Other Information (unaudited)

Frequency Distribution of Discounts and Premiums
Bid/Offer Midpoint vs. NAV as of August 31, 2012

The following charts are provided to show the frequency at which the daily market price on the NYSE Arca, Inc. (“Exchange”), the secondary market for shares of each fund, was at a discount or premium to such fund’s daily NAV. The market price of each fund generally is determined using the midpoint between the highest bid and lowest offer on the Exchange, as of the time that the fund’s NAV is calculated (referred to as the “Bid/Offer Midpoint”). Each fund’s Bid/Offer Midpoint may at times be at, above or below its NAV. The discount or premium is the percentage difference between the NAV and the Bid/Offer Midpoint of a Fund. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of NAV. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of NAV. The NAV of each Fund will fluctuate with changes in the market value of its portfolio holdings. The Bid/Offer Midpoint of each fund will fluctuate in accordance with changes in its NAV, as well as supply and demand.

	Bid/Offer Midpoint Above NAV			Bid/Offer Midpoint Below NAV
	50-99	100-199	>200	50-99	100-199	>200
	Basis Points	Basis Points	Basis Points	Basis Points	Basis Points	Basis Points

Schwab International Equity ETF
Commencement of trading 11/3/09 through 8/31/12	272	99	10	42	18	2

Schwab International Small-Cap Equity ETF
Commencement of trading 1/14/10 through 8/31/12	227	109	1	44	20	5

Schwab Emerging Markets Equity ETF
Commencement of trading 1/14/10 through 8/31/12	184	151	14	42	20	6

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Investment Advisory Agreement Approval

The Investment Company Act of 1940 (the “1940 Act”) requires that initial approval of, as well as the continuation of, a fund’s investment advisory agreement must be specifically approved (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or “interested persons” of any party (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the fund’s trustees must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the investment advisory agreement.

The Board of Trustees (the “Board” or the “Trustees”, as appropriate) calls and holds a meeting each year that is dedicated, in part, to considering whether to renew the investment advisory agreement between Schwab Strategic Trust (the “Trust”) and Charles Schwab Investment Management, Inc. (“CSIM”) (the “Agreement”) with respect to the existing funds in the Trust, including Schwab International Equity ETF, Schwab International Small-Cap Equity ETF and Schwab Emerging Markets Equity ETF (the “Funds”), and to review certain other agreements pursuant to which CSIM provides investment advisory services to certain other registered investment companies. In preparation for the meeting(s), the Board requests and reviews a wide variety of materials provided by CSIM, including information about CSIM’s affiliates, personnel and operations. The Board also receives extensive data provided by third parties. This information is in addition to the detailed information about the Fund that the Board reviews during the course of each year, including information that relates to Fund operations and Fund performance. In addition, the Independent Trustees meet in executive session outside the presence of fund management and participate in question and answer sessions with representatives of CSIM.

The Board, including a majority of the Independent Trustees, considered information specifically relating to its consideration of the continuance of the Agreement with respect to the Funds at a meeting held on August 28, 2012, and approved the renewal of the Agreement with respect to the Funds for an additional one year term. The Board’s approval of the Agreement with respect to the Funds was based on consideration and evaluation of a variety of specific factors discussed at these meetings and at prior meetings, including:

1.	the nature, extent and quality of the services provided to the Funds under the Agreement, including the resources of CSIM and its affiliates dedicated to the Funds;

2.	each Fund’s investment performance and how it compared to that of certain other comparable exchange-traded funds;

3.	each Fund’s expenses and how those expenses compared to those of certain other comparable exchange-traded funds;

4.	the profitability of CSIM and its affiliates, including Charles Schwab & Co., Inc. (“Schwab”), with respect to the Funds, including both direct and indirect benefits accruing to CSIM and its affiliates; and

5.	the extent to which economies of scale would be realized as the Funds grow and whether fee levels in the Agreement reflect those economies of scale for the benefit of fund investors.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by CSIM to the Funds and the resources of CSIM and its affiliates dedicated to the Funds. In this regard, the Trustees evaluated, among other things, CSIM’s personnel, experience, track record and compliance program. The Trustees also considered Schwab’s wide range of products, services, and channel alternatives such as free advice, investment research tools and Internet access and an array of account features that benefit the Funds and their shareholders. The Trustees also considered Schwab’s excellent reputation as a full service brokerage firm and its overall financial condition. Finally, the Trustees considered that the vast majority of the Funds’ shareholders are also brokerage clients of Schwab. Following such evaluation, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of services provided by CSIM to the Funds and the resources of CSIM and its affiliates dedicated to the funds supported renewal of the Agreement with respect to the Funds.

Fund Performance. The Board considered each Fund’s performance in determining whether to renew the Agreement with respect to the Fund. Specifically, the Trustees considered each Fund’s performance relative to a peer category of other exchange-traded funds and appropriate indices/benchmarks, in light of total return, yield, if applicable, and market trends. As part of this review, the Trustees considered the composition of the peer category, selection criteria and the reputation of the third party who prepared the peer category analysis. In evaluating the performance of the Funds, the Trustees considered both risk and shareholder risk expectations for such Fund and the appropriateness of the benchmark used to compare the performance of the Fund. The Trustees further considered the level of Fund performance in the context of its review of Fund expenses and adviser profitability discussed below. Following such evaluation the Board concluded, within the context of its full deliberations, that the performance of the Fund supported renewal of the Agreement with respect to the Funds.

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Fund Expenses. With respect to the Funds’ expenses, the Trustees considered the rate of compensation called for by the Agreement, and each Fund’s operating expense ratio, in comparison to those of other comparable exchange-traded funds, such peer groups and comparisons having been selected and calculated by an independent third party. The Trustees also considered fees charged by CSIM to mutual funds that it manages. Following such evaluation, the Board concluded, within the context of its full deliberations, that the expenses of the Fund are reasonable and supported renewal of the Agreement with respect to the Funds.

Profitability. With regard to profitability, the Trustees considered the compensation flowing to CSIM and its affiliates, directly or indirectly. In this connection, the Trustees reviewed management’s profitability analyses. The Trustees also considered any other benefits derived by CSIM from its relationship with the Funds, such as whether, by virtue of its management of the Funds, CSIM obtains investment information or other research resources that aid it in providing advisory services to other clients. The Trustees considered whether the varied levels of compensation and profitability with respect to the Funds under the Agreement and other service agreements were reasonable and justified in light of the quality of all services rendered to the Funds by CSIM and its affiliates. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the profitability of CSIM is reasonable and supported renewal of the Agreement with respect to the Funds.

Economies of Scale. The Trustees considered the existence of any economies of scale and whether those are passed along to the Funds’ shareholders by way of the relatively low advisory fee and unitary fee structure of the Funds. Based on this evaluation, and in consideration of the previously negotiated commitments made by CSIM and Schwab as discussed above, the Board concluded, within the context of its full deliberations, that the Fund obtains reasonable benefit from economies of scale.

In the course of their deliberations, the Trustees did not identify any particular information or factor that was all important or controlling. Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, approved the continuation of the Agreement with respect to the Funds and concluded that the compensation under the Agreement with respect to the Funds is fair and reasonable in light of such services and expenses and such other matters as the Trustees have considered to be relevant in the exercise of their reasonable judgment.

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Trustees and Officers

The tables below give information about the trustees and officers for the Schwab Strategic Trust which includes the funds covered in this report. The “Fund Complex” includes the Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust, Laudus Trust and Laudus Institutional Trust. The Fund Complex includes 91 funds.

The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the Statement of Additional Information, which is available free by calling 1-800-435-4000.

 Independent Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served1)	During the Past Five Years	the Trustee	Other Directorships

Robert W. Burns 1959 Trustee (Trustee of Schwab Strategic Trust since 2009.)	Retired (January 2009 – present). Consulting Managing Director, PIMCO (investment adviser) (January 2003 – December 2008); Managing Director, PIMCO (February 1999 – December 2002); President and Trustee, PIMCO Funds and PIMCO Variable Insurance Trust (investments) (February 1994 – May 2005).	17	Director, PS Business Parks, Inc. (2005 – Feb. 2012).
Trustee, PIMCO Funds (investment company consisting of 84 portfolios) (1997 – 2008).
Trustee, PIMCO Variable Insurance Trust (investment company consisting of 16 portfolios) (1997 – 2008).
Director and Chairman, PIMCO Strategic Global Government Fund (investment company consisting of one portfolio) (1997 – 2008).
Director, PCM Fund, Inc. (investment company consisting of one portfolio) (1997 – 2008).

Mark A. Goldfarb 1952 Trustee (Trustee of Schwab Strategic Trust since 2009.)	Founder and Managing Director, SS&G, Inc. (certified public accountants and advisers) (May 1987 – present).	17	None

Charles A. Ruffel 1956 Trustee (Trustee of Schwab Strategic Trust since 2009.)	Advisor (January 2008 – present) and Chief Executive Officer (January 1998 – January 2008), Asset International, Inc. (publisher of financial services information); Managing Partner and Co-Founder, Kudu Advisors, LLC (financial services) (June 2008 – present).	17	None

86

 Interested Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served )	During the Past Five Years	the Trustee	Other Directorships

Walter W. Bettinger II2 1960 Trustee (Trustee of Schwab Strategic Trust since 2009.)	As of October 2008, President and Chief Executive Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation. Since October 2008, Director, The Charles Schwab Corporation. Since May 2008, Director, Charles Schwab & Co., Inc. and Schwab Holdings, Inc. Since 2006, Director, Charles Schwab Bank. From 2004 through 2007, Executive Vice President and President, Schwab Investor Services. From 2004 through 2005, Executive Vice President and Chief Operating Officer, Individual Investor Enterprise, and from 2002 through 2004, Executive Vice President, Corporate Services. Until October 2008, President and Chief Operating Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation.	91	None

 Officers of the Trust

Name, Year of Birth, and Position(s)
with the trust; (Terms of office, and
length of Time Served3)	Principal Occupations During the Past Five Years

Marie Chandoha 1961 President and Chief Executive Officer (Officer of Schwab Strategic Trust since 2010.)	Executive Vice President, Charles Schwab & Co., Inc. (Sept. 2010 – present); Director, President and Chief Executive Officer (Dec. 2010 – present), Chief Investment Officer (Sept. 2010 – Oct. 2011), Charles Schwab Investment Management, Inc.; President, Chief Executive Officer (Dec. 2010 – present), and Chief Investment Officer (Sept. 2010 – Oct. 2011), Schwab Funds, Laudus Funds and Schwab ETFs; Global Head of Fixed Income Business Division, BlackRock, Inc. (formerly Barclays Global Investors) (March 2007 – August 2010); Co-Head and Senior Portfolio Manager, Wells Capital Management (June 1999 – March 2007).

George Pereira 1964 Treasurer and Principal Financial Officer (Officer of Schwab Strategic Trust since 2009.)	Senior Vice President and Chief Financial Officer (Nov. 2004 – present); Chief Operating Officer (Jan. 2011 – present), Charles Schwab Investment Management, Inc.; Treasurer and Chief Financial Officer, Laudus Funds (June 2006 – present); Treasurer and Principal Financial Officer, Schwab Funds (Nov. 2004 – present) and Schwab ETFs (Oct. 2009 – present); Director, Charles Schwab Worldwide Fund, PLC and Charles Schwab Asset Management (Ireland) Limited (April 2005 – present); Treasurer, Chief Financial Officer and Chief Accounting Officer, Excelsior Funds Inc., Excelsior Tax-Exempt Funds, Inc., and Excelsior Funds Trust (June 2006 – June 2007).

Omar Aguilar 1970 Senior Vice President and Chief Investment Officer – Equities (Officer of Schwab Strategic Trust since 2011.)	Senior Vice President and Chief Investment Officer — Equities, Charles Schwab Investment Management, Inc. (April 2011 – present); Senior Vice President and Chief Investment Officer — Equities, Schwab Funds and Laudus Funds (June 2011 – present); Head of the Portfolio Management Group and Vice President of Portfolio Management, Financial Engines, Inc. (May 2009 – April 2011); Head of Quantitative Equity, ING Investment Management (July 2004 – Jan. 2009).

Brett Wander 1961 Senior Vice President and Chief Investment Officer – Fixed Income (Officer of Schwab Strategic Trust since 2011.)	Senior Vice President and Chief Investment Officer – Fixed Income, Charles Schwab Investment Management, Inc. (April 2011 – present); Senior Vice President and Chief Investment Officer – Fixed Income, Schwab Funds and Laudus Funds (June 2011 – present); Senior Managing Director, Global Head of Active Fixed Income Strategies, State Street Global Advisors (Jan. 2008 – Oct. 2010); Director of Alpha Strategies, Loomis, Sayles & Company (April 2006 – Jan. 2008); Managing Director, Head of Market-Based Strategies State Street Research (August 2003 – Jan. 2005).

 87

 Officers of the Trust (continued)

Name, Year of Birth, and Position(s)
with the trust; (Terms of office, and
length of Time Served3)	Principal Occupations During the Past Five Years

David Lekich 1964 Secretary and Chief Legal Officer (Officer of Schwab Strategic Trust since 2011.)	Senior Vice President, Charles Schwab & Co., Inc. (Sept. 2011 – present); Senior Vice President and Chief Counsel, Charles Schwab Investment Management Inc. (Sept. 2011 – present); Vice President, Charles Schwab & Co., Inc., (March 2004 – Sept. 2011) and Charles Schwab Investment Management, Inc. (Jan 2011 – Sept. 2011); Secretary (April 2011 – present) and Chief Legal Officer (Dec. 2011 – present), Schwab Funds (April 2011 – present); Vice President and Assistant Clerk, Laudus Funds (April 2011 – present); Secretary (May 2011 – present) and Chief Legal Officer (Nov. 2011 – present), Schwab ETFs.

Catherine MacGregor 1964 Vice President and Assistant Secretary (Officer of Schwab Strategic Trust since 2009.)	Vice President, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc. (July 2005 – present); Vice President (Dec. 2005 – present), Chief Legal Officer and Clerk (March 2007 – present), Laudus Funds; Vice President (Nov. 2005 – present) and Assistant Secretary (June 2007 – present), Schwab Funds; Vice President and Assistant Secretary, Schwab ETFs (Oct. 2009 – present).

[1]	Each Trustee shall hold office until the election and qualification of his or her successor, or until he or she dies, resigns or is removed. The Trust’s retirement policy requires that independent trustees retire by December 31 of the year in which the Trustee turns 72 or the Trustee’s twentieth year of service as an independent trustee, whichever comes first.
[2]	Mr. Bettinger is an Interested Trustee because he owns stock of The Charles Schwab Corporation, the parent company of the investment adviser.
[3]	The President, Treasurer and Secretary hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.

88

Glossary

American Depositary Receipt (ADR) U.S. dollar-denominated receipts issued by U.S. banks or trust companies that represent shares of foreign-based corporations.

ask See “offer.”

asset allocation The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage to help offset risks and rewards, based on your goals, time horizon and risk tolerance.

asset class A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.

authorized participant (AP) A large institutional investor that places orders for creation units with the funds’ distributor.

beta A historical measure of an investment’s volatility relative to a market index (usually the S&P 500®). The index is defined as having a beta of 1.00. Investments with a beta higher than 1.00 have been more volatile than the index; those with a beta of less than 1.00 have been less volatile.

bid The highest price at which someone is willing to buy a security.

cap, capitalization See “market cap.”

capital gain, capital loss The difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the gain or loss is still “on paper” and is considered unrealized.

commencement of operations The date that the first NAV was calculated.

creation unit (C.U.) A basket of securities that is delivered by an authorized participant (AP) to the fund equal to the current holdings of the ETF, plus a designated cash component. In return, the APs receive a large block of ETF shares (typically 50,000 shares), which investors can then buy and sell in the secondary market.

exchange A marketplace, or any organization or group that provides or maintains a marketplace for trading securities, options, futures, or commodities.

expense ratio The amount that is taken from the fund’s assets each year to cover the operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets a year.

gross domestic product (GDP) The output of goods and services produced by labor and property located in the United States.

inception date The date that the shares began trading in the secondary market.

indicative optimized portfolio value (IOPV) A calculation disseminated by the stock exchange that approximates the fund’s NAV every 15 seconds throughout the trading day.

liquidity The ability to convert a security or asset quickly into cash.

market cap, market capitalization The value of a company as determined by the total value of all shares of its stock outstanding.

market price return The return based on the change in market price per share of the fund over a given time period. Market price returns assume that dividends and capital gain distributions have been reinvested in the fund at market price.

median market cap The midpoint of the range of market caps of the stocks held by a fund. There are different ways of calculating median market cap. With a simple median, half of the stocks in the fund’s portfolio would be larger than the median, and half would be smaller. With a weighted median (the type that is calculated for these funds), half of the fund’s assets are invested in stocks that are larger than the median market cap, and half in stocks that are smaller.

MSCI EAFE (Europe, Australasia, Far East) Index A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index A free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.

net asset value (NAV) The value of one share of a fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding.

NAV return The return based on the change in NAV of the fund over a given time period. NAV returns assume that dividends and capital gain distributions have been reinvested in the fund.

offer (ask) The lowest price at which an individual is willing to sell a security.

open The price at which a security opened for trading on a given day.

outstanding shares, shares outstanding When speaking of the fund, indicates all shares currently held by investors.

price-to-book ratio (P/B)  The market price of a company’s stock compared with its “book value.” A mutual fund’s P/B is the weighted average of the P/B of all stocks in the fund’s portfolio.

price-to-earnings ratio (P/E)  The market price of a company’s stock compared with earnings over the past year. A mutual fund’s P/E is the weighted average of the P/E of all stocks in the fund’s portfolio.

primary market The market that deals with the issuance of new securities.

S&P 500 Index A market capitalization index that is designed to measure the performance of 500 leading publicly held companies in leading industries of the U.S. economy.

sampling If a fund uses a sampling method, the fund will not fully replicate the benchmark index and may hold

 89

securities not included in the index. A fund that utilizes a sampling approach may not track the return of the index.

secondary market The market in which investors purchase securities from other investors rather than directly from the issuing companies. Organized exchanges facilitate the trading of securities in the secondary market.

spread The gap between bid and ask prices of a security.

stock A share of ownership, or equity, in the issuing company.

total return The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.

tracking error The difference between the performance of the fund and its benchmark index, positive or negative.

90

PRIVACY NOTICE
 THIS IS NOT PART OF THE SHAREHOLDER REPORT

A Commitment to Your Privacy

Your Privacy Is Not for Sale

We do not and will not sell your personal information to anyone, for any reason.

We are committed to protecting the privacy of information we maintain about you. Below are details about our commitment, including the types of information we collect and how we use and share that information. This Privacy Notice applies to you only if you are an individual who invests directly in the funds by placing orders through the funds’ transfer agent. If you place orders through your brokerage account at Charles Schwab & Co., Inc. or an account with another broker-dealer, investment advisor, 401(k) plan, employee benefit plan, administrator, bank or other financial intermediary, you are covered by the privacy policies of that financial institution and should consult those policies.

How We Collect Information About You

We collect personal information about you in a number of ways.

•	APPLICATION AND REGISTRATION INFORMATION.

We collect personal information from you when you open an account or utilize one of our services. We may also collect information about you from third parties such as consumer reporting agencies to verify your identity. The information we collect may include personal information, including your Social Security number, as well as details about your interests, investments and investment experience.

•	TRANSACTION AND EXPERIENCE INFORMATION.

Once your account has been opened, we collect and maintain personal information about your account activity, including your transactions, balances, positions and history. This information allows us to administer your account and provide the services you have requested.

•	WEBSITE USAGE.

When you visit our websites, we may use devices known as “cookies,” graphic interchange format files (GIFs), or other similar web tools to enhance your web experience. These tools help us to recognize you, maintain your web session, and provide a more personalized experience. To learn more, please click the Privacy link on our website.

How We Share and Use Your Information

We provide access to information about you to our affiliated companies, outside companies and other third parties in certain limited circumstances, including:

•	to help us process transactions for your account;

•	when we use other companies to provide services for us, such as printing and mailing your account statements;

•	when we believe that disclosure is required or permitted under law (for example, to cooperate with regulators or law enforcement, resolve consumer disputes, perform credit/authentication checks, or for risk control).

State Laws

We will comply with state laws that apply to the disclosure or use of information about you.

Safeguarding Your Information — Security Is a Partnership

We take precautions to ensure the information we collect about you is protected and is accessed only by authorized individuals or organizations.

Companies we use to provide support services are not allowed to use information about our shareholders for their own purposes and are contractually obligated to maintain strict confidentiality. We limit their use of information to the performance of the specific services we have requested.

We restrict access to personal information by our employees and agents. Our employees are trained about privacy and are required to safeguard personal information.

We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Contact Us

To provide us with updated information, report suspected fraud or identity theft, or for any other questions, please call the number below.

Schwab ETFtm direct investors:  1-800-435-4000

© 2012 Schwab ETFs. All rights reserved.

 91

Notes

Schwab ETFstmare designed to be low-cost, diversified investments. Each fund follows broad market indices and provides exposure to specific segments of the market, making each a solid investment option for the core portions of an investor portfolio. The list to the right shows all currently available Schwab ETFs.

Investors should carefully consider information contained in the prospectus, including investment objectives, risks, charges and expenses before investing. Please call 1-800-435-4000 for a prospectus and brochure for any Schwab ETF. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.

Proxy Voting Policies, Procedures and Results

A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting the Schwab ETFs’ website at www.schwabetfs.com, the SEC’s website at http://www.sec.gov, or by contacting Schwab ETFs at 1-800-435-4000.

Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting the fund’s website at www.schwabetfs.com or the SEC’s website at http://www.sec.gov.

Schwab ETFs

U.S. ETFs
Schwab U.S. Broad Market ETFtm
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Investment Adviser
Charles Schwab Investment Management, Inc.
211 Main Street, San Francisco, CA 94105

Schwab ETFstm
1-800-435-4000

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.
© 2012 Charles Schwab Investment Management, Inc. All rights reserved.
Printed on recycled paper.
MFR57933-02
00088951

Item 2:	Code of Ethics.
(a)	Registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, and any other persons who perform a similar function, regardless of whether these individuals are employed by Registrant or a third party.
(c)	During the period covered by the report, no amendments were made to the provisions of this code of ethics.
(d)	During the period covered by the report, Registrant did not grant any waivers, including implicit waivers, from the provisions of this code of ethics.
(f)(1)	Registrant has filed this code of ethics as an exhibit pursuant to Item 12(a)(1) of Form N-CSR.

Item 3:	Audit Committee Financial Expert.
Registrant’s Board of Trustees has determined that Mark A. Goldfarb, currently serving on its audit committee, is an “audit committee financial expert,” as such term is defined in Item 3 of Form N-CSR. Each member of Registrant’s audit committee is “independent” under the standards set forth in Item 3 of Form N-CSR.
The designation of Mr. Goldfarb as an “audit committee financial expert” pursuant to Item 3 of Form N-CSR does not (i) impose upon such individual any duties, obligations, or liability that are greater than the duties, obligations and liability imposed upon such individual as a member of Registrant’s audit committee or Board of Trustees in the absence of such designation; and (ii) affect the duties, obligations or liability of any other member of Registrant’s audit committee or Board of Trustees.

Item 4:	Principal Accountant Fees and Services.
Registrant is composed of fifteen series. Ten series have a fiscal year-end of August 31, whose annual financial statements are reported in Item 1, and four series has a fiscal year-end of December 31. Principal accountant fees disclosed in Items 4(a)-(d) and 4(g) include fees billed for services rendered to each of the fifteen series, based on their respective 2012 and 2011 fiscal years, as applicable.
(a) Below are the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.

Audit Fees
2012: $225,950 2011: $151,783
(b) Below are the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of Registrant’s financial statements and are not reported under paragraph (a) above.
Audit-Related Fees
For services rendered to Registrant:
2012: $31,336 2011: $20,009
Nature of these services: tax provision review.
          In each of the last two fiscal years there were no “Audit-Related Fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.
(c) Below are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.
Tax Fees
For services rendered to Registrant:
2012: $109,088 2011: $73,360
Nature of these services: preparation and review of tax returns.
          In each of the last two fiscal years there were no “Tax Fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X
(d) Below are the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.
All Other Fees

For services rendered to Registrant:
2012: None 2011: None

          In each of the last two fiscal years there were no “All Other Fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.
(e)(1) Registrant’s audit committee does not have pre-approval policies and procedures as described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.
(2) There were no services described in each of paragraphs (b) through (d) above (including services required to be approved by Registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved by Registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f) Not applicable.
(g) Below are the aggregate non-audit fees billed in each of the last two fiscal years by Registrant’s principal accountant for services rendered to Registrant, to Registrant’s investment adviser, and to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant.
2012: $140,424 2011: $93,369
(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5:	Audit Committee of Listed Registrants.
The Registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act and has separately-designated standing audit committee established in accordance with Section 3(a)58)(A) of the Exchange Act. The Registrant’s audit committee members are Robert W. Burns, Mark A. Goldfarb, and Charles A. Ruffel.

Item 6:	Schedule of Investments.
The schedules of investments are included as part of the report to shareholders filed under Item 1 of this Form.

Item 7:	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8:	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.

Item 9:	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.

Item 10:	Submission of Matters to a Vote of Security Holders.
Not applicable.

Item 11:	Controls and Procedures.
(a)	Based on their evaluation of Registrant’s disclosure controls and procedures, as of a date within 90 days of the filing date, Registrant’s Chief Executive Officer, Marie Chandoha and Registrant’s Principal Financial Officer, George Pereira, have concluded that Registrant’s disclosure controls and procedures are: (i) reasonably designed to ensure that information required to be disclosed in this report is appropriately communicated to Registrant’s officers to allow timely decisions regarding disclosures required in this report; (ii) reasonably designed to ensure that information required to be disclosed in this report is recorded, processed, summarized and reported in a timely manner; and (iii) are effective in achieving the goals described in (i) and (ii) above.
(b)	During the second fiscal quarter of the period covered by this report, there have been no changes in Registrant’s internal control over financial reporting that the above officers believe to have materially affected, or to be reasonably likely to materially affect, Registrant’s internal control over financial reporting.

Item 12:	Exhibits.
(a)(1)	Registrant’s code of ethics (that is the subject of the disclosure required by Item 2(a)) is attached.
(2)	Separate certifications for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the 1940 Act, are attached.
(3)	Not applicable.
(b)	A certification for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act, is attached. This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. section 1350 and is not being filed as part of the Form N-CSR with the Commission.
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Schwab Strategic Trust

By:	/s/ Marie Chandoha Marie Chandoha
Chief Executive Officer

Date:	10/15/2012
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Marie Chandoha Marie Chandoha
Chief Executive Officer

Date:	10/15/2012

By:	/s/ George Pereira
George Pereira
Principal Financial Officer

Date:	10/12/2012